As filed with the Securities and Exchange Commission on February 28, 2019

Securities Act File No. 333-207814

Investment Company Act File No. 811-23112

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 31	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 32

(Check appropriate box or boxes.)

JANUS DETROIT STREET TRUST

(Exact Name of Registrant as Specified in Charter)

151 Detroit Street, Denver, Colorado 80206-4805

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 303-333-3863

Byron D. Hittle

151 Detroit Street

Denver, Colorado 80206-4805

(Name and Address of Agent for Service)

With Copies to:

Eric S. Purple

Stradley Ronon Stevens & Young, LLP

1250 Connecticut Avenue, N.W., Suite 500

Washington, District of Columbia 20036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective: (check appropriate box)
☑	immediately upon filing pursuant to paragraph (b)
☐	on _________ pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on __________ pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

February 28, 2019

Ticker
Janus Henderson Small Cap Growth Alpha ETF	JSML
Principal U.S. Listing Exchange: The NASDAQ Stock Market LLC

Janus Detroit Street Trust

Prospectus

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your broker-dealer or other financial intermediary (such as a bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your broker-dealer or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your broker-dealer or other financial intermediary. Your election to receive reports in paper will apply to all Funds held in your account at your broker-dealer or other financial intermediary.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes Janus Henderson Small Cap Growth Alpha ETF (the “Fund”), a portfolio of Janus Detroit Street Trust (the “Trust”). Janus Capital Management LLC (“Janus Capital” or “Janus”) serves as investment adviser to the Fund.

Shares of the Fund are not individually redeemable and the owners of Fund shares may purchase or redeem shares from the Fund in Creation Units only, in accordance with the terms set forth in this Prospectus. The purchase and sale price of individual Fund shares trading on an exchange may be below, at or above the most recently calculated net asset value for Fund shares.

1½Janus Detroit Street Trust

FUND SUMMARY

Janus Henderson Small Cap Growth Alpha ETF

Ticker:    JSML

INVESTMENT OBJECTIVE

Janus Henderson Small Cap Growth Alpha ETF seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the Janus Henderson Small Cap Growth Alpha Index (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the table or in the example below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%

(1)

The Fund’s Management Fee is a “unitary” fee that is designed to pay substantially all operating expenses, except for distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Management Fee has been restated from 0.50% to 0.35% to reflect a new management fee rate schedule effective November 1, 2018.

EXAMPLE:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by normally investing at least 80% of its net assets (plus any borrowings for investment purposes) in the securities that comprise the Janus Henderson Small Cap Growth Alpha Index (“Underlying Index”).

The Underlying Index is composed of common stocks of small-sized companies that are included in the Solactive Small Cap Index, a universe of 2,000 small-sized capitalization stocks. The Solactive Small Cap Index uses the total public market value, or “free-float,” capitalization of a stock to determine whether to include such stock in the Solactive Small Cap Index. The Underlying Index is designed to select small-sized capitalization stocks that are poised for “smart growth” by evaluating each company’s performance in three critical areas: growth, profitability, and capital efficiency. Using a proprietary quantitative methodology, such stocks are scored based on fundamental measures of their growth, profitability, and capital efficiency, and the top 10% of such eligible stocks scoring the highest become the constituents of the Underlying Index. To arrive at the top 10%, for each security in the stated universe, the quantitative methodology assigns a score in each of 10 different fundamental factors, relative to other eligible securities. The fundamental factors include measures that Janus Capital believes are tied to a

2½Janus Henderson Small Cap Growth Alpha ETF

stock’s outperformance relative to other small cap stocks, and indicate a company’s performance with respect to growth (such as the revenue growth rate over 2- 5- and 8- year periods), profitability (such as margin expansion, profit margin and earnings per share over time) and capital efficiency (such as returns on invested capital). The scores for each stock within a factor are then added together across the 10 factors, with equal weighting, to arrive at an overall score for each stock. The stocks with the highest 10% of scores are then weighted within the Underlying Index according to their market capitalization. Finally, the stocks are sector-weighted to reflect the sector allocation weight of Janus Henderson Venture Fund, based on its most recent publicly available holdings. A stock may not represent more than 3% of the Underlying Index. The Underlying Index seeks risk adjusted outperformance relative to a market capitalization weighted universe of small-sized capitalization growth stocks. Market capitalizations within the Underlying Index will vary, but as of February 1, 2019, they ranged from approximately $59.7 million to $15.7 billion. The Underlying Index is rebalanced on a quarterly basis based on the methodology described above.

The Fund uses a “passive,” index-based approach in seeking performance that corresponds to the performance of the Underlying Index. The Fund generally will use a replication methodology, meaning it will invest in the securities composing the Underlying Index in proportion to the weightings in the Underlying Index. However, the Fund may utilize a sampling methodology under various circumstances in which it may not be possible or practicable to purchase all of the securities in the Underlying Index. Janus Capital expects that over time, if the Fund has sufficient assets, the correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation.

The Fund may also invest in investments that are not included in the Underlying Index, but which Janus Capital believes will help the Fund track the Underlying Index. Such investments include stocks, shares of other investment companies, cash and cash equivalents, including money market funds.

To the extent the Underlying Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Underlying Index. As of February 1, 2019, the Underlying Index did not concentrate in a particular industry or group of industries. For more recent information, see the Fund’s daily portfolio holdings posted on the ETF portion of the Janus Henderson website.

The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

The Underlying Index is compiled and administered by Janus Henderson Indices LLC (“JH Indices” or the “Index Provider”). JH Indices is affiliated with the Fund and Janus Capital.

PRINCIPAL INVESTMENT RISKS

The Fund’s returns and yields will vary, and you could lose money. The principal risks and special considerations associated with investing in the Fund are set forth below.

Market Risk.  The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The Underlying Index has exposure to the small-sized capitalization sector of the stock market, and therefore at times the Fund may underperform the overall stock market.

Equity Investing Risk.  The Fund’s investment in the securities composing the Underlying Index involves risks of investing in a portfolio of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

Small-Sized Companies Risk.  The Fund’s investments in securities issued by small-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. Securities issued by micro-capitalization companies tend to be significantly more volatile, and more vulnerable to adverse business and economic developments, than those of larger companies.

3½Janus Henderson Small Cap Growth Alpha ETF

Growth Securities Risk.  Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the perception of a company’s growth potential, based on the portfolio managers’ quantitative methodology, is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.

Investment Style Risk.  Returns from small-sized capitalization stocks may trail returns from the overall stock market. Small-cap stocks may go through cycles of doing better or worse than other segments of the stock market or the stock market in general. These cycles may continue for extended periods of time.

Concentration Risk.  The Fund’s assets will generally be concentrated in an industry or group of industries to the extent that the Fund’s Underlying Index concentrates in a particular industry or group of industries. To the extent the Fund invests a substantial portion of its assets in an industry or group of industries, market or economic factors impacting that industry or group of industries could have a significant effect on the value of the Fund’s investments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund’s performance may be more volatile when the Fund’s investments are less diversified across industries. The Fund’s assets will not be concentrated if the Underlying Index does not concentrate in a particular industry or group of industries.

Early Close/Trading Halt Risk.  An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Index Tracking Risk.  The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Underlying Index. In addition, the Fund may hold fewer than the total number of securities in the Underlying Index. Further, the Fund may hold securities or other investments not included in the Underlying Index but which Janus Capital believes will help the Fund track the Underlying Index. Such investments may not perform as expected.

Index Provider Risk.  The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in such index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.

Methodology and Model Risk.  Neither the Fund nor Janus Capital can offer assurances that tracking the Underlying Index will maximize returns or minimize risk, or be appropriate for every investor seeking a particular risk profile. Underlying Index risks include, but are not limited to, the risk that the factors used to determine the components of the Underlying Index, as applied by the Index Provider in accordance with the Underlying Index methodology, might not select securities that individually, or in the aggregate, outperform the broader small-sized capitalization universe. In addition, the Underlying Index was designed based on historically relevant fundamental factors and may not provide risk-adjusted outperformance in the future.

Passive Investment Risk.  The Fund is not actively managed and therefore the Fund might not sell shares of a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Underlying Index or the selling of shares is otherwise required upon a rebalancing of the Underlying Index.

Securities Lending Risk.  The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

4½Janus Henderson Small Cap Growth Alpha ETF

Trading Issues Risk.  Although Fund shares are listed for trading on The NASDAQ Stock Market LLC (“NASDAQ”), there can be no assurance that an active trading market for such shares will develop or be maintained. The lack of an active market for Fund shares, as well as periods of high volatility, disruptions in the creation/redemption process, or factors affecting the liquidity of the underlying securities held by the Fund, may result in the Fund’s shares trading at a premium or discount to its net asset value per share (“NAV”). If an investor purchases shares at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the investor may sustain losses.

Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the NASDAQ, make trading in Fund shares inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to the NASDAQ “circuit breaker” rules. There can be no assurance that the requirements of the NASDAQ necessary to maintain the Fund’s listing will continue to be met or will remain unchanged. During a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Fund’s shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.

Fluctuation of NAV.  The net asset value (“NAV”) of the Fund shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the NASDAQ. An absence of trading in shares of the Fund, or a high volume of trading in the Fund, may result in trading prices that differ significantly from the Fund’s NAV. It cannot be predicted whether Fund shares will trade below, at or above the Fund’s NAV. If an investor purchases shares at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses. Further, the securities held by the Fund may be traded in markets that close at a different time than the NASDAQ. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the NASDAQ is open but after the applicable market closing, bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV may widen. Similarly, the NASDAQ may be closed at times or days when markets for securities held by the Fund are open, which may increase bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV when the NASDAQ re-opens.

Authorized Participant Risk.  The Fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of these cases, shares may trade like closed-end fund shares at a premium or a discount to NAV and possibly face delisting.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index and the index the Fund seeks to track. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-800-668-0434.

5½Janus Henderson Small Cap Growth Alpha ETF

Janus Henderson Small Cap Growth Alpha ETF

Annual Total Returns (calendar year-end)

Best Quarter: 3rd Quarter 2018 11.31% Worst Quarter: 4th Quarter 2018 –20.84%

Average Annual Total Returns (periods ended 12/31/18)
	1 Year	Since Inception 2/23/2016
Janus Henderson Small Cap Growth Alpha ETF
Return Before Taxes	–1.45%	14.33%
Return After Taxes on Distributions	–1.64%	14.15%
Return After Taxes on Distributions and Sale of Fund Shares(1)	–0.75%	11.20%
Janus Henderson Small Cap Growth Alpha Index(2) (reflects no deductions for fees, expenses or taxes)	–1.37%	14.59%
Russell 2000TM Growth Index(2) (reflects no deductions for fees, expenses or taxes)	–9.31%	13.19%

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

MANAGEMENT

Investment Adviser:  Janus Capital Management LLC

Portfolio Managers:  Benjamin Wang, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since February 2016. Scott M. Weiner, DPhil, is Co-Portfolio Manager of the Fund, which he has co-managed since February 2016.

PURCHASE AND SALE OF FUND SHARES

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at NAV in large increments called “Creation Units” (25,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” Janus Capital may modify the Creation Unit size with prior notification to the Fund’s Authorized Participants. See the ETF portion of the Janus Henderson website for the Fund’s current Creation Unit size. The Fund will generally issue or redeem Creation Units in exchange for portfolio securities (and an amount of cash) that the Fund specifies each day. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund.

6½Janus Henderson Small Cap Growth Alpha ETF

Shares of the Fund are listed and trade on the NASDAQ, and individual investors can purchase or sell shares in much smaller increments for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account). A sale of Fund shares may result in a capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), Janus Capital and/or its affiliates may pay broker-dealers or intermediaries for the sale and/or maintenance of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND

FEES AND EXPENSES

Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus. The fees and expenses shown were determined based on net assets as of the Fund’s most recent fiscal year ended October 31, 2018.

•

“Annual Fund Operating Expenses” are paid out of the Fund’s assets. You do not pay these fees directly but, as the Example in the Fund Summary shows, these costs are borne indirectly by all shareholders.

•

The “Management Fee” is the rate paid by the Fund to Janus Capital for providing certain services. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).

•	“Other Expenses”
°

include taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, securities lending expenses, and extraordinary expenses (such as litigation and indemnification expenses).

°

include acquired fund fees and expenses, which are indirect expenses the Fund may incur as a result of investing in shares of an underlying fund. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. Such amounts are currently estimated to be less than 0.01%.

ADDITIONAL INVESTMENT STRATEGIES AND GENERAL PORTFOLIO POLICIES

The Fund’s Board of Trustees (“Trustees”) may change the Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days or as soon as reasonably practicable before making any such change it considers material. In addition, the Fund will provide shareholders with at least 60 days’ notice prior to changing the 80% investment policy. If there is a material change to the Fund’s objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

The Fund’s portfolio holdings are disclosed on its website daily after the close of trading on the exchange and prior to the opening of trading on the exchange the following day. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI. Information about the premiums and discounts at which the Fund’s shares have traded is available at janushenderson.com/performance by selecting the Fund for additional details.

Unless otherwise stated, the following additional investment strategies and general policies apply to the Fund and provide further information including, but not limited to, the types of securities the Fund may invest in when implementing its investment objective. Some of these strategies and policies may be part of a principal strategy. Other strategies and policies may be utilized to a lesser extent. Except for the Fund’s policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities and may continue to purchase such securities in order to track the Underlying Index.

Real Estate-Related Securities

Although not considered a principal investment strategy, the Fund may invest in equity securities of real estate-related companies to the extent such securities are included in the Underlying Index. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, such as mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.

8½Janus Detroit Street Trust

Securities Lending

Although not considered a principal investment strategy, the Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. To the extent Janus Capital manages the cash collateral in an affiliated cash management vehicle, it will receive an investment advisory fee for managing such assets.

Non-Index Investments

Although not considered a principal investment strategy, the Fund may invest in investments that are not included in the Underlying Index, but which Janus Capital believes will help the Fund track its Underlying Index. Such investments include common stocks, shares of other investment companies, and cash and cash equivalents, including money market funds. There may be instances where a stock is removed from the Underlying Index but Janus Capital may elect to hold it for tax-related purposes, or where the Fund receives non-Underlying Index stocks in a corporate action and does not sell the stocks until the next rebalance date. Janus Capital may also choose to hold non-Underlying Index stocks due to an optimization methodology to more efficiently track the Underlying Index. Use of an optimization methodology would entail the use of a program or model designed to identify securities that are not included in the Underlying Index, but would be expected to behave similarly to securities that are in the Underlying Index.

RISKS OF THE FUND

The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Fund. The Fund invests substantially all of its assets in small-sized capitalization stocks. The following information is intended to help you better understand some of the risks of investing in the Fund. The impact of the following risks on the Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in the Fund, you should consider carefully the risks that you assume when investing in the Fund.

Index Tracking Risk.  Tracking error refers to the risk that Janus Capital may not be able to cause the Fund’s performance to match or correlate to that of the Underlying Index, either on a daily or aggregate basis. There are a number of factors that may contribute to the Fund’s tracking error, such as Fund expenses, imperfect correlation between the Fund’s investments and those of the Underlying Index, rounding of share prices, the timing or magnitude of changes to the composition of the Underlying Index, regulatory policies, and a high portfolio turnover rate. The Fund incurs operating expenses not applicable to the Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual, or other period performance of the Underlying Index. Tracking error may cause the Fund’s performance to be less than expected.

Passive Investment Risk.  The Fund is not actively managed. Therefore, unless a specific security is removed from the Underlying Index, or the selling of shares of that security is otherwise required upon a rebalancing of the Underlying Index pursuant to the Underlying Index methodology, the Fund generally would not sell a security because the security’s issuer was in financial trouble. If a specific security is removed from the Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security’s current market value. An investment in the Fund involves risks similar to those of investing in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. It is anticipated that the value of Fund shares will decline, more or less, in correspondence with any decline in value of the Underlying Index.

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The Underlying Index may not contain the appropriate mix of securities for any particular point in the business cycle of the overall economy, particular economic sectors, or narrow industries within which the commercial activities of the companies composing the portfolio securities holdings of the Fund are conducted, and the timing of movements from one type of security to another in seeking to replicate the Underlying Index could have a negative effect on the Fund. Unlike with an actively managed fund, Janus Capital does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Affiliated Index Provider Risk.  JH Indices, the index provider for the Fund, is an affiliated person of Janus Capital, which poses the appearance of a conflict of interest. For example, a potential conflict could arise between an affiliated person of Janus Capital and the Fund if that entity attempted to use information regarding changes and composition of the Underlying Index to the detriment of the Fund. Additionally, potential conflicts could arise with respect to the personal trading activity of personnel of the affiliated person who may have access to, or knowledge of, pending changes to the Underlying Index’s composition methodology or the constituent securities in the Underlying Index prior to the time that information is publicly disseminated. If shared, such knowledge could facilitate “front-running” (which describes an instance in which other persons trade ahead of a Fund). Although Janus Capital and JH Indices have taken steps designed to ensure that these potential conflicts are mitigated (e.g., via the adoption of policies and procedures that are designed to minimize potential conflicts of interest and the implementation of informational barriers designed to minimize the potential for the misuse of information about the Underlying Index), there can be no assurance that such measures will be successful.

Fluctuation of NAV.  The NAV of the Fund shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the NASDAQ. It cannot be predicted whether Fund shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Underlying Index trading individually or in the aggregate at any point in time. In addition, during periods of significant volatility, the liquidity of the underlying securities held by the Fund may affect the Fund’s trading prices. While the creation/redemption feature is designed to make it likely that Fund shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. An absence of trading in shares of the Fund, or a high volume of trading in the Fund, may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Fund shares at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses. Further, the securities held by the Fund may be traded in markets that close at a different time than the NASDAQ. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the NASDAQ is open but after the applicable market closing, bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV may widen. Similarly, the NASDAQ may be closed at times or days when markets for securities held by the Fund are open, which may increase bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV when the NASDAQ re-opens.

Transaction and Spread Risk.  Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility and trading halts affecting any of the Fund’s portfolio securities may cause increased bid/ask spreads. Due to the costs of buying or selling shares, including bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Trading Issues Risk.  Trading in shares on the NASDAQ may be halted due to market conditions or for reasons that, in the view of the NASDAQ, make trading in shares inadvisable. In addition, trading in shares on the NASDAQ is subject to trading halts caused by extraordinary market volatility pursuant to the NASDAQ “circuit breaker” rules. There can be no assurance that the requirements of the NASDAQ necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or

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that the shares will trade with any volume, or at all. While the creation/redemption feature is designed to make it likely that shares will trade close to the Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases shares at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses. In addition, during periods of significant volatility, the liquidity of the underlying securities held by the Fund may affect the Fund’s trading prices. For example, when the Fund’s underlying securities trade on foreign exchanges that are closed when the securities exchange on which the Fund’s shares trade is open, this may result in deviations between the current price of such an underlying security and the last quoted price for the underlying security. This could result in premiums or discounts to the Fund’s NAV. During a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Fund’s shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.

Real Estate Securities Risk.  Although not considered a principal risk, the Fund’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in REITs involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended (“1940 Act”), which could produce adverse economic consequences for the REIT and its investors, including the Fund.

These risks are described further in the SAI.

INFORMATION REGARDING THE UNDERLYING INDEX

The Underlying Index is composed of common stocks from a universe of 2,000 small-sized capitalization stocks. The Solactive Small Cap Index uses the total public market value, or “free-float,” capitalization of a stock to determine whether to include such stock in the Solactive Small Cap Index. The Underlying Index is designed to select small-sized capitalization stocks that are poised for “smart growth” by evaluating each company’s performance in three critical areas: growth, profitability, and capital efficiency. Using a proprietary quantitative methodology, such stocks are scored based on fundamental measures of their growth, profitability, and capital efficiency, and the top 10% of such eligible stocks scoring the highest become the constituents of the Underlying Index. To arrive at the top 10%, for each security in the stated universe, the quantitative methodology assigns a score in each of 10 different factors, relative to other eligible securities. The fundamental factors include measures that Janus Capital believes are tied to a stock’s outperformance relative to other small cap stocks, and indicate a company’s performance with respect to growth (such as the revenue growth rate over 2- 5- and 8- year periods), profitability (such as margin expansion, profit margin and earnings per share over time) and capital efficiency (such as returns on invested capital). Each stock in the eligible universe will receive a point total equal to the decile rank of the stock for a given factor. For example, if a stock is in the top decile for a given factor, it will receive 10 points for that factor. If the stock is in the lowest decile, it will receive 1 point. For each factor, a threshold is established, and to the extent a stock’s score within a factor meets or exceeds the threshold, it will receive additional points. A high threshold means that exceeding that threshold is relatively difficult for a stock to achieve, and as a result will receive more bonus points than if the threshold were lower. For detailed information on how stocks are scored, see the Janus Henderson Small Cap Growth Alpha Index Methodology document, available at the Index Provider’s website.

The scores for each stock within a factor are then added together across the 10 factors, with equal weighting, to arrive at an overall score for each stock. These stocks with the highest 10% of scores are then weighted within the Underlying Index according to their market capitalization. Finally, the stocks are sector-weighted to reflect the sector allocation weight of Janus Henderson Venture Fund, based on its most recent publicly available holdings. A stock may not represent more than 3% of the Underlying Index. The Underlying Index seeks risk adjusted outperformance relative to a market capitalization weighted universe of small-sized capitalization growth stocks. Market capitalizations within the Underlying Index will vary, but as of February 1, 2019, they ranged from approximately $59.7 million to $15.7 billion. The Underlying Index is rebalanced on a quarterly basis based the methodology described above.

The Underlying Index is compiled and administered by JH Indices, an affiliate of the Fund and Janus Capital.

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MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund’s investment portfolio and furnishes continuous advice and recommendations concerning the Fund’s investments. Janus Capital also provides certain administration and other services and is responsible for other business affairs of the Fund.

Janus Capital (together with its predecessors and affiliates) has served as investment adviser to Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson funds including Janus Henderson exchange-traded funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.

Janus Capital has received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).

Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and reallocate the Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). Janus Capital, subject to oversight and supervision by the Trustees, has responsibility to oversee any subadviser to the Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of subadvisers for the Fund. The order also permits the Fund to disclose subadvisers’ fees only in the aggregate in the SAI. In the event that Janus Capital hires a new subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the new subadviser and subadvisory agreement within 90 days.

MANAGEMENT EXPENSES

Under its unitary fee structure, the Fund pays Janus Capital a “Management Fee” in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses.

The Fund’s Management Fee is calculated daily and paid monthly. The Fund’s advisory agreement details the Management Fee and other expenses that the Fund must pay.

The following table reflects the Fund’s contractual Management Fee rate (expressed as an annual rate) from commencement of operations on February 23, 2016 through October 31, 2018. The rate shown was a fixed rate based on the Fund’s average daily net assets.

Fund Name	Average Daily Net Assets of the Fund	Contractual Management Fee (%) (annual rate)
Janus Henderson Small Cap Growth Alpha ETF	All Asset Levels	0.50

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Effective November 1, 2018, the Fund implemented a new management fee rate schedule, as shown in the table below (expressed as an annual rate). The rates shown are fixed rates based on the Fund’s daily net assets.

Fund Name	Daily Net Assets of the Fund	Contractual Management Fee (%) (annual rate)
Janus Henderson Small Cap Growth Alpha ETF	$0-$500 million	0.35
	Next $500 million	0.28
	Over $1 billion	0.20

The chart below shows the Fund’s hypothetical, blended fee rate based on the Fund’s daily net assets at varying asset levels.

Fund Assets	Hypothetical Effective Blended Rate Management Fee (%) (annual rate)
$500 million	0.35
$750 million	0.327
$1.0 billion	0.315
$1.25 billion	0.292
$1.5 billion	0.277
$2.0 billion	0.258
$2.5 billion	0.246
$3.0 billion	0.238
$4.0 billion	0.229
$5.0 billion	0.223
$6.0 billion	0.219

A discussion regarding the basis for the Trustees’ approval of the Fund’s investment advisory agreement is included in the Fund’s annual report (for the period ending October 31) or semiannual report (for the period ending April 30) to shareholders. You can request the Fund’s annual or semiannual reports (as they become available), free of charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, or by contacting a Janus representative at 1-800-668-0434. The reports are also available, free of charge, at janushenderson.com/info.

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INVESTMENT PERSONNEL

Janus Henderson Small Cap Growth Alpha ETF

Co-Portfolio Managers Benjamin Wang and Scott M. Weiner are jointly responsible for the day-to-day management of the Fund, with no limitation on the authority of any co-portfolio manager in relation to the others.

Benjamin Wang, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since February 2016. He is also Portfolio Manager of other Janus accounts. Mr. Wang joined Janus Capital in November 2014 following Janus Capital’s acquisition of VelocityShares, LLC. Prior to joining Janus Capital, Mr. Wang was Vice President at VelocityShares, LLC from 2012 to 2014, and an execution trader at Goldman Sachs Asset Management from 2007 to 2011. He holds a Bachelor of Science degree and a Master of Engineering in Computer Science from the Massachusetts Institute of Technology, and a Master of Science degree in Financial Engineering from Columbia University. Mr. Wang holds the Chartered Financial Analyst designation.

Scott M. Weiner, DPhil, is Co-Portfolio Manager of the Fund, which he has co-managed since February 2016. He is also Portfolio Manager of other Janus accounts. Mr. Weiner joined Janus Capital in November 2014 following Janus Capital’s acquisition of VelocityShares, LLC. Prior to joining Janus Capital, Mr. Weiner was Managing Director at VelocityShares, LLC from 2011 to 2014, and Managing Director and U.S. Head of Equity Derivatives and Quantitative Strategy at Deutsche Bank from 2005 to 2010. He holds a Finance degree from the Wharton School of the University of Pennsylvania, a Master’s degree in Economics from the University of Oxford, and also received his Doctorate in Economics from the University of Oxford.

Information about the portfolio managers’ compensation structure and other accounts managed is included in the SAI.

Conflicts of Interest

Janus Capital manages many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades.

In addition, from time to time, Janus Capital or its affiliates may, subject to compliance with applicable law, purchase and hold shares of the Fund for their own accounts, or may purchase shares of the Fund for the benefit of their clients, including other Janus Henderson Funds. Increasing the Fund’s assets may enhance the Fund’s profile with financial intermediaries and platforms, investment flexibility and trading volume. Janus Capital and its affiliates reserve the right, subject to compliance with applicable law, to dispose of at any time some or all of the shares of the Fund acquired for their own accounts or for the benefit of their clients. A large sale of Fund shares by Janus Capital or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility or trading volume. Janus Capital considers the effect of redemptions on the Fund and other shareholders in deciding whether to dispose of its shares of the Fund.

Janus Capital believes it has appropriately designed and implemented policies and procedures to mitigate these and other potential conflicts of interest. A further discussion of potential conflicts of interest and policies and procedures intended to mitigate them is contained in the Fund’s SAI.

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OTHER INFORMATION

DISTRIBUTION OF THE FUND

Creation Units for the Fund are distributed by ALPS Distributors, Inc. (the “Distributor”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.

INDEX PROVIDER

JH Indices is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with JH Indices to use the Underlying Index. JH Indices is affiliated with the Fund and Janus Capital. This affiliation may create potential conflicts for JH Indices as it may have an interest in the performance of the Fund, which could motivate it to alter the index methodology for the Underlying Index. JH Indices has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts.

Disclaimers

JH Indices is the licensor of certain trademarks, service marks, and trade names.

Neither JH Indices nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by JH Indices without regard to Janus Capital or the Fund. JH Indices has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. JH Indices is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH JH INDICES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. JH INDICES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. JH INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

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DIVIDENDS, DISTRIBUTIONS, AND TAXES

DISTRIBUTIONS

To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually.

Distribution Schedule

Dividends from net investment income are generally declared and distributed to shareholders quarterly. Distributions of net capital gains are declared and distributed at least annually. Dividends may be declared and paid more frequently to improve Underlying Index tracking or to comply with the distribution requirements of the Internal Revenue Code. The date you receive your distribution may vary depending on how your intermediary processes trades. Dividend payments are made through Depository Trust Company (“DTC”) participants and indirect participants to beneficial owners then of record with proceeds received from the Fund. Please consult your intermediary for details.

How Distributions Affect the Fund’s NAV

Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed income and net capital gains are included in the Fund’s daily NAV. The Fund’s NAV drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund’s NAV was $10.00 on December 30, the Fund’s NAV on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable fund do not increase the value of your investment and may create income tax obligations.

No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES

As with any investment, you should consider the tax consequences of investing in the Fund. The following is a general discussion of certain federal income tax consequences of investing in the Fund. The discussion does not apply to qualified tax-advantaged accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser regarding the effect that an investment in the Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.

Taxes on Distributions

Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares. The Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service (“IRS”).

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Taxes on Sales

Any time you sell the shares of the Fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility.

U.S. federal income tax withholding may be required on all distributions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the IRS that they are subject to backup withholding. The current backup withholding rate is applied.

For shares purchased and sold from a taxable account, your intermediary will report cost basis information to you and to the IRS. Your intermediary will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your intermediary’s default method, which is often the average cost method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.

Taxation of the Fund

Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes.

Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all its net investment income and net capital gains. It is important for the Fund to meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in a partnership, however, it may be subject to state tax liabilities.

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SHAREHOLDER’S GUIDE

The Fund issues or redeems its shares at NAV per share only in Creation Units. Shares of the Fund are listed for trading on a national securities exchange and trade on the secondary market during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. There is no minimum investment. When buying or selling Fund shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and offered price in the secondary market on each purchase and sale transaction. Fund shares are traded on the NASDAQ under the trading symbol JSML. Share prices are reported in dollars and cents per share.

Authorized Participants may acquire Fund shares directly from the Fund, and Authorized Participants may tender their Fund shares for redemption directly to the Fund, at NAV per share, only in Creation Units and in accordance with the procedures described in the SAI.

PRICING OF FUND SHARES

The per share NAV of the Fund is computed by dividing the total value of the Fund’s portfolio, less any liabilities, by the total number of outstanding shares of the Fund. The Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open. However, the NAV may still be calculated if trading on the NYSE is restricted, provided there is sufficient pricing information available for the Fund to value its securities, or as permitted by the SEC. Foreign securities held by the Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Fund’s holdings may change on days that are not Business Days in the United States and on which you will not be able to purchase or sell the Fund’s shares.

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates.

The value of the securities of mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

All purchases, sales, or other account activity must be processed through your financial intermediary or plan sponsor.

DISTRIBUTION AND SERVICING FEES

Distribution and Shareholder Servicing Plan

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay the Distributor or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the shares of the Fund. However, payment of a 12b-1 Plan fee has not been authorized at this time.

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Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.

The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so and the imposition of or increase in the 12b-1 fee is first approved by the Fund’s shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized and payments are made, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

From their own assets, Janus Capital or its affiliates pay selected brokerage firms or other financial intermediaries for making certain funds available to their clients or otherwise distributing, promoting or marketing the funds. Janus Capital or its affiliates also make payments to one or more intermediaries for information about transactions and holdings in the funds, such as the amount of fund shares purchased, sold or held through the intermediary and or its salespersons, the intermediary platform(s) on which shares are transacted and other information related to the funds. Payments made by Janus Capital and its affiliates may eliminate or reduce trading commissions that the intermediary would otherwise charge its customers or its salespersons in connection with the purchase or sale of certain funds. Payment by Janus Capital or its affiliates to eliminate or reduce a trading commission creates an incentive for salespersons of the intermediary to sell the Janus Henderson funds over other funds for which a commission would be charged. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different intermediaries. Janus Capital may determine to make payments based on any number of factors or metrics. For example, Janus Capital may make payments at year-end and/or other intervals in a fixed amount, an amount based upon an intermediary’s services at defined levels, an amount based upon the total assets represented by funds subject to arrangements with the intermediary, or an amount based on the intermediary’s net sales of one or more funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. More information regarding these payments is contained in the SAI.

With respect to non-exchange-traded Janus Henderson funds not offered in this Prospectus, Janus Capital or its affiliates pay fees, from their own assets, to selected brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries that sell the Janus Henderson funds for distribution, marketing, promotional, or related services, and/or for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services. Shareholders investing through an intermediary should consider whether such arrangements exist when evaluating any recommendations from an intermediary.

In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Janus Henderson funds. Janus Capital or its affiliates may make payments to participate in intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other funds (or non-mutual fund investments), with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to

19½Janus Detroit Street Trust

elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund. Please contact your financial intermediary or plan sponsor for details on such arrangements.

PURCHASING AND SELLING SHARES

Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund shares listing will continue or remain unchanged. The Fund does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling the Fund’s shares involves certain costs that apply to all securities transactions. When buying or selling shares of the Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares.

The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity. Shares of the Fund may be acquired through the Distributor or redeemed directly with the Fund only in Creation Units or multiples thereof, as discussed in the “Creation and Redemption of Creation Units” section of the SAI. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Fund’s primary listing exchange is the NASDAQ. The NASDAQ is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A “Business Day” with respect to the Fund is each day the NASDAQ is open. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day. On days when the NASDAQ closes earlier than normal, the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. In addition, to minimize brokerage and other related trading costs associated with securities that cannot be readily transferred in-kind, the Fund may establish early trade cut-off times for Authorized Participants to submit orders for Creation Units, in accordance with the 1940 Act. See the SAI for more information.

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if it is unable to verify a shareholder’s identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary’s Anti-Money Laundering Program.

In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

20½Janus Detroit Street Trust

Continuous Offering

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Book Entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The DTC or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other exchange-traded securities that you hold in book-entry or “street name” form.

Share Prices

The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions, and other factors. Information regarding the intra-day net asset value of the Fund is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are primarily listed or by market data vendors or other information providers. The intra-day net asset value calculations are estimates of the value of the Fund’s NAV per Fund share based on the current market value of the securities and/or cash included in the Fund’s intra-day net asset value basket. The intra-day net asset value does not necessarily reflect the precise composition of the current portfolio of securities and instruments held by the Fund at a particular point in time or the best possible valuation of the current portfolio. For example, the intra-day net asset value is based on quotes and closing prices from the securities’ local market and may not reflect events that occur subsequent to the local market’s close. Therefore, the intra-day net asset value should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The intra-day net asset value is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities and instruments included in the Fund’s intra-day net asset value basket. The Fund is not involved in, or responsible for, the calculation or dissemination of the intra-day net asset value and makes no representation or warranty as to its accuracy. An inaccuracy in the intra-day net asset value could result from various factors, including the difficulty of pricing portfolio instruments on an intra-day basis.

21½Janus Detroit Street Trust

Premiums and Discounts

There may be differences between the daily market prices on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. See “Pricing of Fund Shares” above. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the national securities exchange on which shares of the Fund are primarily listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above, or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and the Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV. A discount or premium could be significant. Information regarding the frequency of daily premiums or discounts, generally at the time the NAV is calculated, during the Fund’s four previous calendar quarters is available at janushenderson.com/performance by selecting the Fund for additional details.

Investments by Other Investment Companies

The Trust and the Fund are part of the Janus Henderson family of funds and are related for purposes of investor and investment services, as defined in Section 12(d)(1)(G) of the 1940 Act.

For purposes of the 1940 Act, Fund shares are issued by a registered investment company and purchases of Fund shares by registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the Act are subject to the restrictions set forth in Section 12(d)(1) of the Act, except as permitted by an exemptive order of the SEC. The SEC has granted the Trust such an order to permit registered investment companies to invest in Fund shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company first enter into a written agreement with the Trust regarding the terms of the investment.

EXCESSIVE TRADING

Frequent trading of Fund shares does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capital gains by the Fund, or otherwise harm Fund shareholders. The vast majority of trading in Fund shares occurs on the secondary market. Because these trades do not involve the Fund, they do not harm the Fund or its shareholders. A few institutional investors are authorized to purchase and redeem Fund shares directly with the Fund. Because these trades typically are effected in kind (i.e., for securities and not for cash), they do not cause any of the harmful effects to the issuing fund (as previously noted) that may result from frequent cash trades. For these reasons, the Trustees of the Fund have determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market timing of Fund shares. However, the Fund’s policies and procedures regarding frequent purchases and redemptions may be modified by the Trustees at any time.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

Each business day, the Fund’s portfolio holdings information is provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. In addition, on each business day before commencement of trading in shares on the NASDAQ, the Fund will disclose on janushenderson.com/info the identities and quantities of each portfolio position held by the Fund that will form the basis for the Fund’s calculation of the NAV per share at the end of the business day. The Fund is also required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders.

For additional information on these disclosures and the availability of portfolio holdings information, please refer to the Fund’s SAI.

22½Janus Detroit Street Trust

SHAREHOLDER COMMUNICATIONS

Statements and Reports

Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.

Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund’s investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Fund’s fiscal year ends October 31.

Lost (Unclaimed/Abandoned) Accounts

It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor is unable to locate the shareholder, then the financial intermediary or plan sponsor is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.

23½Janus Detroit Street Trust

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund share. The information for the fiscal periods shown has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.

The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

For a share outstanding during each year or period ended October 31	2018		2017	2016(1)
Net asset value, beginning of period	$36.05		$28.17	$24.83
Income/(loss) from investment operations:
Net investment income/(loss)(2)	0.20		0.13	0.26
Net realized and unrealized gain/(loss)	3.57		7.97	3.10
Total from investment operations	3.77		8.10	3.36
Less dividends and distributions:
Dividends (from net investment income)	(0.23)		(0.22)	(0.02)
Total dividends and distributions	(0.23)		(0.22)	(0.02)

Net asset value, end of period	$39.59		$36.05	$28.17

Total return*	10.49%	(3)	28.86%	13.54%
Net assets, end of period (in thousands)	$25,816		$9,083	$4,282
Average net assets for the period (in thousands)	$17,444		$7,068	$3,247
Ratios to average net assets**:
Ratio of gross expenses	0.50%		0.50%	0.50%
Ratio of net investment income/(loss)	0.50%		0.41%	1.37%
Portfolio turnover rate(4)	84%		117%	86%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 23, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

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You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus representative at 1-800-668-0434. The Fund’s Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/info. Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports. In the Fund’s annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. Reports and other information about the Funds are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com/info

151 Detroit Street

Denver, CO 80206-4805

1-800-668-0434

The Trust’s Investment Company Act File No. is 811-23112.

February 28, 2019

Ticker
Janus Henderson Small/Mid Cap Growth Alpha ETF	JSMD
Principal U.S. Listing Exchange: The NASDAQ Stock Market LLC

Janus Detroit Street Trust

Prospectus

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your broker-dealer or other financial intermediary (such as a bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your broker-dealer or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your broker-dealer or other financial intermediary. Your election to receive reports in paper will apply to all Funds held in your account at your broker-dealer or other financial intermediary.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes Janus Henderson Small/Mid Cap Growth Alpha ETF (the “Fund”), a portfolio of Janus Detroit Street Trust (the “Trust”). Janus Capital Management LLC (“Janus Capital” or “Janus”) serves as investment adviser to the Fund.

Shares of the Fund are not individually redeemable and the owners of Fund shares may purchase or redeem shares from the Fund in Creation Units only, in accordance with the terms set forth in this Prospectus. The purchase and sale price of individual Fund shares trading on an exchange may be below, at or above the most recently calculated net asset value for Fund shares.

1½Janus Detroit Street Trust

FUND SUMMARY

Janus Henderson Small/Mid Cap Growth Alpha ETF

Ticker:    JSMD

INVESTMENT OBJECTIVE

Janus Henderson Small/Mid Cap Growth Alpha ETF seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the Janus Henderson Small/Mid Cap Growth Alpha Index (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the table or in the example below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%

(1)

The Fund’s Management Fee is a “unitary” fee that is designed to pay substantially all operating expenses, except for distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Management Fee has been restated from 0.50% to 0.35% to reflect a new management fee rate schedule effective November 1, 2018.

EXAMPLE:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by normally investing at least 80% of its net assets (plus any borrowings for investment purposes) in the securities that comprise the Janus Henderson Small/Mid Cap Growth Alpha Index (“Underlying Index”).

The Underlying Index is composed of common stocks of small- and medium-sized companies that are included in the Solactive Small/Mid Cap Index, a universe of 2,500 small- and medium-sized capitalization stocks. The Solactive Small/Mid Cap Index uses the total public market value, or “free-float,” capitalization of a stock to determine whether to include such stock in the Solactive Small/Mid Cap Index. The Underlying Index is designed to select small- and medium-sized capitalization stocks that are poised for “smart growth” by evaluating each company’s performance in three critical areas: growth, profitability, and capital efficiency. Using a proprietary quantitative methodology, such stocks are scored based on fundamental measures of their growth, profitability, and capital efficiency, and the top 10% of such eligible stocks scoring the highest become the constituents of the Underlying Index . To arrive at the top 10%, for each security in the stated universe, the quantitative methodology assigns a score in each of 10 different fundamental factors, relative to other eligible securities. The fundamental factors include measures

2½Janus Henderson Small/Mid Cap Growth Alpha ETF

that Janus Capital believes are tied to a stock’s outperformance relative to other small/mid cap stocks, and indicate a company’s performance with respect to growth (such as the revenue growth rate over 2- 5- and 8- year periods), profitability (such as margin expansion, profit margin and earnings per share over time) and capital efficiency (such as returns on invested capital). The scores for each stock within a factor are then added together across the 10 factors, with equal weighting, to arrive at an overall score for each stock. The stocks with the highest 10% of scores are then weighted within the Underlying Index according to their market capitalization. Finally, the stocks are sector-weighted to reflect the sector allocation weight of Janus Henderson Triton Fund, based on its most recent publicly available holdings. A stock may not represent more than 3% of the Underlying Index. The Underlying Index seeks risk adjusted outperformance relative to a market capitalization weighted universe of small- and medium-sized capitalization growth stocks. Market capitalizations within the Underlying Index will vary, but as of February 1, 2019, they ranged from approximately $125.9 million to $15.7 billion. The Underlying Index is rebalanced on a quarterly basis based on the methodology described above.

The Fund uses a “passive,” index-based approach in seeking performance that corresponds to the performance of the Underlying Index. The Fund generally will use a replication methodology, meaning it will invest in the securities composing the Underlying Index, in proportion to the weightings in the Underlying Index. However, the Fund may utilize a sampling methodology under various circumstances in which it may not be possible or practicable to purchase all of the securities in the Underlying Index. Janus Capital expects that over time, if the Fund has sufficient assets, the correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation.

The Fund may also invest in investments that are not included in the Underlying Index, but which Janus Capital believes will help the Fund track the Underlying Index. Such investments include stocks, shares of other investment companies, cash and cash equivalents, including money market funds.

To the extent the Underlying Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Underlying Index. As of February 1, 2019, the Underlying Index did not concentrate in a particular industry or group of industries. For more recent information, see the Fund’s daily portfolio holdings posted on the ETF portion of the Janus Henderson website.

The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

The Underlying Index is compiled and administered by Janus Henderson Indices LLC (“JH Indices” or the “Index Provider”). JH Indices is affiliated with the Fund and Janus Capital.

PRINCIPAL INVESTMENT RISKS

The Fund’s returns and yields will vary, and you could lose money. The principal risks and special considerations associated with investing in the Fund are set forth below.

Market Risk.  The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The Underlying Index has exposure to the small- and medium-sized capitalization sector of the stock market, and therefore at times the Fund may underperform the overall stock market.

Equity Investing Risk.  The Fund’s investment in the securities composing the Underlying Index involves risks of investing in a portfolio of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

Small- and Mid-Sized Companies Risk.  The Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. Securities issued by micro-capitalization companies tend to be significantly more volatile, and more vulnerable to adverse business and economic developments, than those of larger companies.

3½Janus Henderson Small/Mid Cap Growth Alpha ETF

Growth Securities Risk.  Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the perception of a company’s growth potential, based on the portfolio managers’ quantitative methodology, is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.

Investment Style Risk.  Returns from small-sized capitalization stocks may trail returns from the overall stock market. Small-cap stocks may go through cycles of doing better or worse than other segments of the stock market or the stock market in general. These cycles may continue for extended periods of time.

Concentration Risk.  The Fund’s assets will generally be concentrated in an industry or group of industries to the extent that the Fund’s Underlying Index concentrates in a particular industry or group of industries. To the extent the Fund invests a substantial portion of its assets in an industry or group of industries, market or economic factors impacting that industry or group of industries could have a significant effect on the value of the Fund’s investments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund’s performance may be more volatile when the Fund’s investments are less diversified across industries. The Fund’s assets will not be concentrated if the Underlying Index does not concentrate in a particular industry or group of industries.

Early Close/Trading Halt Risk.  An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Index Tracking Risk.  The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Underlying Index. In addition, the Fund may hold fewer than the total number of securities in the Underlying Index. Further, the Fund may hold securities or other investments not included in the Underlying Index but which Janus Capital believes will help the Fund track the Underlying Index. Such investments may not perform as expected.

Index Provider Risk.  The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in such index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.

Methodology and Model Risk.  Neither the Fund nor Janus Capital can offer assurances that tracking the Underlying Index will maximize returns or minimize risk, or be appropriate for every investor seeking a particular risk profile. Underlying Index risks include, but are not limited to, the risk that the factors used to determine the components of the Underlying Index, as applied by the Index Provider in accordance with the Underlying Index methodology, might not select securities that individually, or in the aggregate, outperform the broader small- and medium-sized capitalization universe. In addition, the Underlying Index was designed based on historically relevant fundamental factors and may not provide risk-adjusted outperformance in the future.

Passive Investment Risk.  The Fund is not actively managed and therefore the Fund might not sell shares of a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Underlying Index or the selling of shares is otherwise required upon a rebalancing of the Underlying Index.

Securities Lending Risk.  The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

4½Janus Henderson Small/Mid Cap Growth Alpha ETF

Trading Issues Risk.  Although Fund shares are listed for trading on The NASDAQ Stock Market LLC (“NASDAQ”), there can be no assurance that an active trading market for such shares will develop or be maintained. The lack of an active market for Fund shares, as well as periods of high volatility, disruptions in the creation/redemption process, or factors affecting the liquidity of the underlying securities held by the Fund, may result in the Fund’s shares trading at a premium or discount to its net asset value per share (“NAV”). If an investor purchases shares at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the investor may sustain losses.

Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the NASDAQ, make trading in Fund shares inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to the NASDAQ “circuit breaker” rules. There can be no assurance that the requirements of the NASDAQ necessary to maintain the Fund’s listing will continue to be met or will remain unchanged. During a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Fund’s shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.

Fluctuation of NAV.  The net asset value (“NAV”) of the Fund shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the NASDAQ. An absence of trading in shares of the Fund, or a high volume of trading in the Fund, may result in trading prices that differ significantly from the Fund’s NAV. It cannot be predicted whether Fund shares will trade below, at or above the Fund’s NAV. If an investor purchases shares at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses. Further, the securities held by the Fund may be traded in markets that close at a different time than the NASDAQ. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the NASDAQ is open but after the applicable market closing, bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV may widen. Similarly, the NASDAQ may be closed at times or days when markets for securities held by the Fund are open, which may increase bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV when the NASDAQ re-opens.

Authorized Participant Risk.  The Fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of these cases, shares may trade like closed-end fund shares at a premium or a discount to NAV and possibly face delisting.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index and the index the Fund seeks to track. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-800-668-0434.

5½Janus Henderson Small/Mid Cap Growth Alpha ETF

Janus Henderson Small/Mid Cap Growth Alpha ETF

Annual Total Returns (calendar year-end)

Best Quarter: 3rd Quarter 2018 8.74% Worst Quarter: 4th Quarter 2018 –19.49%

Average Annual Total Returns (periods ended 12/31/18)
	1 Year	Since Inception 2/23/2016
Janus Henderson Small/Mid Cap Growth Alpha ETF
Return Before Taxes	–3.94%	15.58%
Return After Taxes on Distributions	–4.05%	15.46%
Return After Taxes on Distributions and Sale of Fund Shares(1)	–2.24%	12.22%
Janus Henderson Small/Mid Cap Growth Alpha Index(2) (reflects no deductions for fees, expenses or taxes)	–3.50%	16.09%
Russell 2500TM Growth Index(2) (reflects no deductions for fees, expenses or taxes)	–7.47%	13.26%

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

MANAGEMENT

Investment Adviser:  Janus Capital Management LLC

Portfolio Managers:  Benjamin Wang, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since February 2016. Scott M. Weiner, DPhil, is Co-Portfolio Manager of the Fund, which he has co-managed since February 2016.

PURCHASE AND SALE OF FUND SHARES

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at NAV in large increments called “Creation Units” (25,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” Janus Capital may modify the Creation Unit size with prior notification to the Fund’s Authorized Participants. See the ETF portion of the Janus Henderson website for the Fund’s current Creation Unit size. The Fund will generally issue or redeem Creation Units in exchange for portfolio securities (and an amount of cash) that the Fund specifies each day. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund.

6½Janus Henderson Small/Mid Cap Growth Alpha ETF

Shares of the Fund are listed and trade on the NASDAQ, and individual investors can purchase or sell shares in much smaller increments for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account). A sale of Fund shares may result in a capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), Janus Capital and/or its affiliates may pay broker-dealers or intermediaries for the sale and/or maintenance of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7½Janus Henderson Small/Mid Cap Growth Alpha ETF

ADDITIONAL INFORMATION ABOUT THE FUND

FEES AND EXPENSES

Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus.  The fees and expenses shown were determined based on net assets as of the Fund’s most recent fiscal year ended October 31, 2018.

•

“Annual Fund Operating Expenses” are paid out of the Fund’s assets. You do not pay these fees directly but, as the Example in the Fund Summary shows, these costs are borne indirectly by all shareholders.

•

The “Management Fee” is the rate paid by the Fund to Janus Capital for providing certain services. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).

•	“Other Expenses”
°

include taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, securities lending expenses, and extraordinary expenses (such as litigation and indemnification expenses).

°

include acquired fund fees and expenses, which are indirect expenses the Fund may incur as a result of investing in shares of an underlying fund. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. Such amounts are currently estimated to be less than 0.01%.

ADDITIONAL INVESTMENT STRATEGIES AND GENERAL PORTFOLIO POLICIES

The Fund’s Board of Trustees (“Trustees”) may change the Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days or as soon as reasonably practicable before making any such change it considers material. In addition, the Fund will provide shareholders with at least 60 days’ notice prior to changing the 80% investment policy. If there is a material change to the Fund’s objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

The Fund’s portfolio holdings are disclosed on its website daily after the close of trading on the exchange and prior to the opening of trading on the exchange the following day. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI. Information about the premiums and discounts at which the Fund’s shares have traded is available at janushenderson.com/performance by selecting the Fund for additional details.

Unless otherwise stated, the following additional investment strategies and general policies apply to the Fund and provide further information including, but not limited to, the types of securities the Fund may invest in when implementing its investment objective. Some of these strategies and policies may be part of a principal strategy. Other strategies and policies may be utilized to a lesser extent. Except for the Fund’s policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities and may continue to purchase such securities in order to track the Underlying Index.

Real Estate-Related Securities

Although not considered a principal investment strategy, the Fund may invest in equity securities of real estate-related companies to the extent such securities are included in the Underlying Index. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, such as mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.

Securities Lending

Although not considered a principal investment strategy, the Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Fund may lend portfolio

8½Janus Detroit Street Trust

securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. To the extent Janus Capital manages the cash collateral in an affiliated cash management vehicle, it will receive an investment advisory fee for managing such assets.

Non-Index Investments

Although not considered a principal investment strategy, the Fund may invest in investments that are not included in the Underlying Index, but which Janus Capital believes will help the Fund track its Underlying Index. Such investments include common stocks, shares of other investment companies and cash and cash equivalents, including money market funds. There may be instances where a stock is removed from the Underlying Index but Janus Capital may elect to hold it for tax-related purposes, or where the Fund receives non-Underlying Index stocks in a corporate action and does not sell the stocks until the next rebalance date. Janus Capital may also choose to hold non-Underlying Index stocks due to an optimization methodology to more efficiently track the Underlying Index. Use of an optimization methodology would entail the use of a program or model designed to identify securities that are not included in the Underlying Index, but would be expected to behave similarly to securities that are in the Underlying Index.

RISKS OF THE FUND

The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Fund. The Fund invests substantially all of its assets in small- and medium-sized capitalization stocks. The following information is intended to help you better understand some of the risks of investing in the Fund. The impact of the following risks on the Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in the Fund, you should consider carefully the risks that you assume when investing in the Fund.

Index Tracking Risk.  Tracking error refers to the risk that Janus Capital may not be able to cause the Fund’s performance to match or correlate to that of the Underlying Index, either on a daily or aggregate basis. There are a number of factors that may contribute to the Fund’s tracking error, such as Fund expenses, imperfect correlation between the Fund’s investments and those of the Underlying Index, rounding of share prices, the timing or magnitude of changes to the composition of the Underlying Index, regulatory policies, and a high portfolio turnover rate. The Fund incurs operating expenses not applicable to the Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual, or other period performance of the Underlying Index. Tracking error may cause the Fund’s performance to be less than expected.

Passive Investment Risk.  The Fund is not actively managed. Therefore, unless a specific security is removed from the Underlying Index, or the selling of shares of that security is otherwise required upon a rebalancing of the Underlying Index pursuant to the Underlying Index methodology, the Fund generally would not sell a security because the security’s issuer was in financial trouble. If a specific security is removed from the Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security’s current market value. An investment in the Fund involves risks similar to those of investing in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. It is anticipated that the value of Fund shares will decline, more or less, in correspondence with any decline in value of the Underlying Index.

The Underlying Index may not contain the appropriate mix of securities for any particular point in the business cycle of the overall economy, particular economic sectors, or narrow industries within which the commercial activities of the companies composing the portfolio securities holdings of the Fund are conducted, and the timing of movements from one type of security to another in seeking to replicate the Underlying Index could have a negative effect on the Fund. Unlike with an actively

9½Janus Detroit Street Trust

managed fund, Janus Capital does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Affiliated Index Provider Risk.  JH Indices, the index provider for the Fund, is an affiliated person of Janus Capital, which poses the appearance of a conflict of interest. For example, a potential conflict could arise between an affiliated person of Janus Capital and the Fund if that entity attempted to use information regarding changes and composition of the Underlying Index to the detriment of the Fund. Additionally, potential conflicts could arise with respect to the personal trading activity of personnel of the affiliated person who may have access to, or knowledge of, pending changes to the Underlying Index’s composition methodology or the constituent securities in the Underlying Index prior to the time that information is publicly disseminated. If shared, such knowledge could facilitate “front-running” (which describes an instance in which other persons trade ahead of a Fund). Although Janus Capital and JH Indices have taken steps designed to ensure that these potential conflicts are mitigated (e.g., via the adoption of policies and procedures that are designed to minimize potential conflicts of interest and the implementation of informational barriers designed to minimize the potential for the misuse of information about the Underlying Index), there can be no assurance that such measures will be successful.

Fluctuation of NAV.  The NAV of the Fund shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the NASDAQ. It cannot be predicted whether Fund shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Underlying Index trading individually or in the aggregate at any point in time. In addition, during periods of significant volatility, the liquidity of the underlying securities held by the Fund may affect the Fund’s trading prices. While the creation/redemption feature is designed to make it likely that Fund shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. An absence of trading in shares of the Fund, or a high volume of trading in the Fund, may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Fund shares at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses. Further, the securities held by the Fund may be traded in markets that close at a different time than the NASDAQ. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the NASDAQ is open but after the applicable market closing, bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV may widen. Similarly, the NASDAQ may be closed at times or days when markets for securities held by the Fund are open, which may increase bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV when the NASDAQ re-opens.

Transaction and Spread Risk.  Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility and trading halts affecting any of the Fund’s portfolio securities may cause increased bid/ask spreads. Due to the costs of buying or selling shares, including bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Trading Issues Risk.  Trading in shares on the NASDAQ may be halted due to market conditions or for reasons that, in the view of the NASDAQ, make trading in shares inadvisable. In addition, trading in shares on the NASDAQ is subject to trading halts caused by extraordinary market volatility pursuant to the NASDAQ “circuit breaker” rules. There can be no assurance that the requirements of the NASDAQ necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. While the creation/redemption feature is designed to make it likely that shares will trade close to the Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases shares at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain

10½Janus Detroit Street Trust

losses. In addition, during periods of significant volatility, the liquidity of the underlying securities held by the Fund may affect the Fund’s trading prices. For example, when the Fund’s underlying securities trade on foreign exchanges that are closed when the securities exchange on which the Fund’s shares trade is open, this may result in deviations between the current price of such an underlying security and the last quoted price for the underlying security. This could result in premiums or discounts to the Fund’s NAV. During a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Fund’s shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.

Real Estate Securities Risk.  Although not considered a principal risk, the Fund’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in REITs involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended (“1940 Act”), which could produce adverse economic consequences for the REIT and its investors, including the Fund.

These risks are described further in the SAI.

INFORMATION REGARDING THE UNDERLYING INDEX

The Underlying Index is composed of common stocks from a universe of 2,500 small-and medium-sized capitalization stocks. The Solactive Small/Mid Cap Index uses the total public market value, or “free-float,” capitalization of a stock to determine whether to include such stock in the Solactive Small/Mid Cap Index. The Underlying Index is designed to select small- and medium-sized capitalization stocks that are poised for “smart growth” by evaluating each company’s performance in three critical areas: growth, profitability, and capital efficiency. Using a proprietary quantitative methodology, such stocks are scored based on fundamental measures of their growth, profitability, and capital efficiency, and the top 10% of such eligible stocks scoring the highest become the constituents of the Underlying Index. To arrive at the top 10%, for each security in the stated universe, the quantitative methodology assigns a score in each of 10 different factors, relative to other eligible securities. The fundamental factors include measures that Janus Capital believes are tied to a stock’s outperformance relative to other small/mid cap stocks, and indicate a company’s performance with respect to growth (such as the revenue growth rate over 2- 5- and 8- year periods), profitability (such as margin expansion, profit margin and earnings per share over time) and capital efficiency (such as returns on invested capital). Each stock in the eligible universe will receive a point total equal to the decile rank of the stock for a given factor. For example, if a stock is in the top decile for a given factor, it will receive 10 points for that factor. If the stock is in the lowest decile, it will receive 1 point. For each factor, a threshold is established, and to the extent a stock’s score within a factor meets or exceeds the threshold, it will receive additional points. A high threshold means that exceeding that threshold is relatively difficult for a stock to achieve, and as a result will receive more bonus points than if the threshold were lower. For detailed information on how stocks are scored, see the Janus Henderson Small/Mid Cap Growth Alpha Index Methodology document, available at the Index Provider’s website.

The scores for each stock within a factor are then added together across the 10 factors, with equal weighting, to arrive at an overall score for each stock. These stocks with the highest 10% of scores are then weighted within the Underlying Index according to their market capitalization. Finally, the stocks are sector-weighted to reflect the sector allocation weight of Janus Henderson Triton Fund, based on its most recent publicly available holdings. A stock may not represent more than 3% of the Underlying Index. The Underlying Index seeks risk adjusted outperformance relative to a market capitalization weighted universe of small- and medium-sized capitalization growth stocks. Market capitalizations within the Underlying Index will vary, but as of February 1, 2019, they ranged from approximately $125.9 million to $15.7 billion. The Underlying Index is rebalanced on a quarterly basis based the methodology described above.

The Underlying Index is compiled and administered by JH Indices, an affiliate of the Fund and Janus Capital.

11½Janus Detroit Street Trust

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund’s investment portfolio and furnishes continuous advice and recommendations concerning the Fund’s investments. Janus Capital also provides certain administration and other services and is responsible for other business affairs of the Fund.

Janus Capital (together with its predecessors and affiliates) has served as investment adviser to Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson funds, including Janus Henderson exchange-traded funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.

Janus Capital has received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).

Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and reallocate the Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). Janus Capital, subject to oversight and supervision by the Trustees, has responsibility to oversee any subadviser to the Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of subadvisers for the Fund. The order also permits the Fund to disclose subadvisers’ fees only in the aggregate in the SAI. In the event that Janus Capital hires a new subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the new subadviser and subadvisory agreement within 90 days.

MANAGEMENT EXPENSES

Under its unitary fee structure, the Fund pays Janus Capital a “Management Fee” in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses.

The Fund’s Management Fee is calculated daily and paid monthly. The Fund’s advisory agreement details the Management Fee and other expenses that the Fund must pay.

The following table reflects the Fund’s contractual Management Fee rate (expressed as an annual rate) from commencement of operations on February 23, 2016 through October 31, 2018. The rate shown was a fixed rate based on the Fund’s average daily net assets.

Fund Name	Average Daily Net Assets of the Fund	Contractual Management Fee (%) (annual rate)
Janus Henderson Small/Mid Cap Growth Alpha ETF	All Asset Levels	0.50

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Effective November 1, 2018, the Fund implemented a new management fee rate schedule, as shown in the table below (expressed as an annual rate). The rates shown are fixed rates based on the Fund’s daily net assets.

Fund Name	Daily Net Assets of the Fund	Contractual Management Fee (%) (annual rate)
Janus Henderson Small/Mid Cap Growth ETF	$0-$500 million	0.35
	Next $500 million	0.28
	Over $1 billion	0.20

The chart below shows the Fund’s hypothetical, blended fee rate based on the Fund’s daily net assets at varying asset levels.

Fund Assets	Hypothetical Effective Blended Rate Management Fee (%) (annual rate)
$500 million	0.35
$750 million	0.327
$1.0 billion	0.315
$1.25 billion	0.292
$1.5 billion	0.277
$2.0 billion	0.258
$2.5 billion	0.246
$3.0 billion	0.238
$4.0 billion	0.229
$5.0 billion	0.223
$6.0 billion	0.219

A discussion regarding the basis for the Trustees’ approval of the Fund’s investment advisory agreement is included in the Fund’s annual report (for the period ending October 31) or semiannual report (for the period ending April 30) to shareholders. You can request the Fund’s annual or semiannual reports (as they become available), free of charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, or by contacting a Janus representative at 1-800-668-0434. The reports are also available, free of charge, at janushenderson.com/info.

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INVESTMENT PERSONNEL

Janus Henderson Small/Mid Cap Growth Alpha ETF

Co-Portfolio Managers Benjamin Wang and Scott M. Weiner are jointly responsible for the day-to-day management of the Fund, with no limitation on the authority of any co-portfolio manager in relation to the others.

Benjamin Wang, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since February 2016. He is also Portfolio Manager of other Janus accounts. Mr. Wang joined Janus Capital in November 2014 following Janus Capital’s acquisition of VelocityShares, LLC. Prior to joining Janus Capital, Mr. Wang was Vice President at VelocityShares, LLC from 2012 to 2014, and an execution trader at Goldman Sachs Asset Management from 2007 to 2011. He holds a Bachelor of Science degree and a Master of Engineering in Computer Science from the Massachusetts Institute of Technology, and a Master of Science degree in Financial Engineering from Columbia University. Mr. Wang holds the Chartered Financial Analyst designation.

Scott M. Weiner, DPhil, is Co-Portfolio Manager of the Fund, which he has co-managed since February 2016. He is also Portfolio Manager of other Janus accounts. Mr. Weiner joined Janus Capital in November 2014 following Janus Capital’s acquisition of VelocityShares, LLC. Prior to joining Janus Capital, Mr. Weiner was Managing Director at VelocityShares, LLC from 2011 to 2014, and Managing Director and U.S. Head of Equity Derivatives and Quantitative Strategy at Deutsche Bank from 2005 to 2010. He holds a Finance degree from the Wharton School of the University of Pennsylvania, a Master’s degree in Economics from the University of Oxford, and also received his Doctorate in Economics from the University of Oxford.

Information about the portfolio managers’ compensation structure and other accounts managed is included in the SAI.

Conflicts of Interest

Janus Capital manages many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades.

In addition, from time to time, Janus Capital or its affiliates may, subject to compliance with applicable law, purchase and hold shares of the Fund for their own accounts, or may purchase shares of the Fund for the benefit of their clients, including other Janus Henderson Funds. Increasing the Fund’s assets may enhance the Fund’s profile with financial intermediaries and platforms, investment flexibility and trading volume. Janus Capital and its affiliates reserve the right, subject to compliance with applicable law, to dispose of at any time some or all of the shares of the Fund acquired for their own accounts or for the benefit of their clients. A large sale of Fund shares by Janus Capital or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility or trading volume. Janus Capital considers the effect of redemptions on the Fund and other shareholders in deciding whether to dispose of its shares of the Fund.

Janus Capital believes it has appropriately designed and implemented policies and procedures to mitigate these and other potential conflicts of interest. A further discussion of potential conflicts of interest and policies and procedures intended to mitigate them is contained in the Fund’s SAI.

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OTHER INFORMATION

DISTRIBUTION OF THE FUND

Creation Units for the Fund are distributed by ALPS Distributors, Inc. (the “Distributor”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.

INDEX PROVIDER

JH Indices is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with JH Indices to use the Underlying Index. JH Indices is affiliated with the Fund and Janus Capital. This affiliation may create potential conflicts for JH Indices as it may have an interest in the performance of the Fund, which could motivate it to alter the index methodology for the Underlying Index. JH Indices has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts.

Disclaimers

JH Indices is the licensor of certain trademarks, service marks, and trade names.

Neither JH Indices nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by JH Indices without regard to Janus Capital or the Fund. JH Indices has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. JH Indices is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH JH INDICES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. JH INDICES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. JH INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

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DIVIDENDS, DISTRIBUTIONS, AND TAXES

DISTRIBUTIONS

To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually.

Distribution Schedule

Dividends from net investment income are generally declared and distributed to shareholders quarterly. Distributions of net capital gains are declared and distributed at least annually. Dividends may be declared and paid more frequently to improve Underlying Index tracking or to comply with the distribution requirements of the Internal Revenue Code. The date you receive your distribution may vary depending on how your intermediary processes trades. Dividend payments are made through Depository Trust Company (“DTC”) participants and indirect participants to beneficial owners then of record with proceeds received from the Fund. Please consult your intermediary for details.

How Distributions Affect the Fund’s NAV

Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed income and net capital gains are included in the Fund’s daily NAV. The Fund’s NAV drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund’s NAV was $10.00 on December 30, the Fund’s NAV on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable fund do not increase the value of your investment and may create income tax obligations.

No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES

As with any investment, you should consider the tax consequences of investing in the Fund. The following is a general discussion of certain federal income tax consequences of investing in the Fund. The discussion does not apply to qualified tax-advantaged accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser regarding the effect that an investment in the Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.

Taxes on Distributions

Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares. The Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service (“IRS”).

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Taxes on Sales

Any time you sell the shares of the Fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility.

U.S. federal income tax withholding may be required on all distributions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the IRS that they are subject to backup withholding. The current backup withholding rate is applied.

For shares purchased and sold from a taxable account, your intermediary will report cost basis information to you and to the IRS. Your intermediary will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your intermediary’s default method, which is often the average cost method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.

Taxation of the Fund

Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes.

Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all its net investment income and net capital gains. It is important for the Fund to meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in a partnership, however, it may be subject to state tax liabilities.

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SHAREHOLDER’S GUIDE

The Fund issues or redeems its shares at NAV per share only in Creation Units. Shares of the Fund are listed for trading on a national securities exchange and trade on the secondary market during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. There is no minimum investment. When buying or selling Fund shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and offered price in the secondary market on each purchase and sale transaction. Fund shares are traded on the NASDAQ under the trading symbol JSMD. Share prices are reported in dollars and cents per share.

Authorized Participants may acquire Fund shares directly from the Fund, and Authorized Participants may tender their Fund shares for redemption directly to the Fund, at NAV per share, only in Creation Units and in accordance with the procedures described in the SAI.

PRICING OF FUND SHARES

The per share NAV of the Fund is computed by dividing the total value of the Fund’s portfolio, less any liabilities, by the total number of outstanding shares of the Fund. The Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open. However, the NAV may still be calculated if trading on the NYSE is restricted, provided there is sufficient pricing information available for the Fund to value its securities, or as permitted by the SEC. Foreign securities held by the Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Fund’s holdings may change on days that are not Business Days in the United States and on which you will not be able to purchase or sell the Fund’s shares.

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates.

The value of the securities of mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

All purchases, sales, or other account activity must be processed through your financial intermediary or plan sponsor.

DISTRIBUTION AND SERVICING FEES

Distribution and Shareholder Servicing Plan

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay the Distributor or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the shares of the Fund. However, payment of a 12b-1 Plan fee has not been authorized at this time.

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Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.

The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so and the imposition of or increase in the 12b-1 fee is first approved by the Fund’s shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized and payments are made, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

From their own assets, Janus Capital or its affiliates pay selected brokerage firms or other financial intermediaries for making certain funds available to their clients or otherwise distributing, promoting or marketing the funds. Janus Capital or its affiliates also make payments to one or more intermediaries for information about transactions and holdings in the funds, such as the amount of fund shares purchased, sold or held through the intermediary and or its salespersons, the intermediary platform(s) on which shares are transacted and other information related to the funds. Payments made by Janus Capital and its affiliates may eliminate or reduce trading commissions that the intermediary would otherwise charge its customers or its salespersons in connection with the purchase or sale of certain funds. Payment by Janus Capital or its affiliates to eliminate or reduce a trading commission creates an incentive for salespersons of the intermediary to sell the Janus Henderson funds over other funds for which a commission would be charged. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different intermediaries. Janus Capital may determine to make payments based on any number of factors or metrics. For example, Janus Capital may make payments at year-end and/or other intervals in a fixed amount, an amount based upon an intermediary’s services at defined levels, an amount based upon the total assets represented by funds subject to arrangements with the intermediary, or an amount based on the intermediary’s net sales of one or more funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. More information regarding these payments is contained in the SAI.

With respect to non-exchange-traded Janus Henderson funds not offered in this Prospectus, Janus Capital or its affiliates pay fees, from their own assets, to selected brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries that sell the Janus Henderson funds for distribution, marketing, promotional, or related services, and/or for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services. Shareholders investing through an intermediary should consider whether such arrangements exist when evaluating any recommendations from an intermediary.

In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Janus Henderson funds. Janus Capital or its affiliates may make payments to participate in intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other funds (or non-mutual fund investments), with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to

19½Janus Detroit Street Trust

elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund. Please contact your financial intermediary or plan sponsor for details on such arrangements.

PURCHASING AND SELLING SHARES

Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund shares listing will continue or remain unchanged. The Fund does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling the Fund’s shares involves certain costs that apply to all securities transactions. When buying or selling shares of the Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares.

The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity. Shares of the Fund may be acquired through the Distributor or redeemed directly with the Fund only in Creation Units or multiples thereof, as discussed in the “Creation and Redemption of Creation Units” section of the SAI. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Fund’s primary listing exchange is the NASDAQ. The NASDAQ is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A “Business Day” with respect to the Fund is each day the NASDAQ is open. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day. On days when the NASDAQ closes earlier than normal, the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. In addition, to minimize brokerage and other related trading costs associated with securities that cannot be readily transferred in-kind, the Fund may establish early trade cut-off times for Authorized Participants to submit orders for Creation Units, in accordance with the 1940 Act. See the SAI for more information.

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if it is unable to verify a shareholder’s identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary’s Anti-Money Laundering Program.

In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

20½Janus Detroit Street Trust

Continuous Offering

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Book Entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The DTC or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other exchange-traded securities that you hold in book-entry or “street name” form.

Share Prices

The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions, and other factors. Information regarding the intra-day net asset value of the Fund is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are primarily listed or by market data vendors or other information providers. The intra-day net asset value calculations are estimates of the value of the Fund’s NAV per Fund share based on the current market value of the securities and/or cash included in the Fund’s intra-day net asset value basket. The intra-day net asset value does not necessarily reflect the precise composition of the current portfolio of securities and instruments held by the Fund at a particular point in time or the best possible valuation of the current portfolio. For example, the intra-day net asset value is based on quotes and closing prices from the securities’ local market and may not reflect events that occur subsequent to the local market’s close. Therefore, the intra-day net asset value should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The intra-day net asset value is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities and instruments included in the Fund’s intra-day net asset value basket. The Fund is not involved in, or responsible for, the calculation or dissemination of the intra-day net asset value and makes no representation or warranty as to its accuracy. An inaccuracy in the intra-day net asset value could result from various factors, including the difficulty of pricing portfolio instruments on an intra-day basis.

21½Janus Detroit Street Trust

Premiums and Discounts

There may be differences between the daily market prices on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. See “Pricing of Fund Shares” above. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the national securities exchange on which shares of the Fund are primarily listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above, or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and the Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV. A discount or premium could be significant. Information regarding the frequency of daily premiums or discounts, generally at the time the NAV is calculated, during the Fund’s four previous calendar quarters is available at janushenderson.com/performance by selecting the Fund for additional details.

Investments by Other Investment Companies

The Trust and the Fund are part of the Janus Henderson family of funds and are related for purposes of investor and investment services, as defined in Section 12(d)(1)(G) of the 1940 Act.

For purposes of the 1940 Act, Fund shares are issued by a registered investment company and purchases of Fund shares by registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the Act are subject to the restrictions set forth in Section 12(d)(1) of the Act, except as permitted by an exemptive order of the SEC. The SEC has granted the Trust such an order to permit registered investment companies to invest in Fund shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company first enter into a written agreement with the Trust regarding the terms of the investment.

EXCESSIVE TRADING

Frequent trading of Fund shares does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capital gains by the Fund, or otherwise harm Fund shareholders. The vast majority of trading in Fund shares occurs on the secondary market. Because these trades do not involve the Fund, they do not harm the Fund or its shareholders. A few institutional investors are authorized to purchase and redeem Fund shares directly with the Fund. Because these trades typically are effected in kind (i.e., for securities and not for cash), they do not cause any of the harmful effects to the issuing fund (as previously noted) that may result from frequent cash trades. For these reasons, the Trustees of the Fund have determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market timing of Fund shares. However, the Fund’s policies and procedures regarding frequent purchases and redemptions may be modified by the Trustees at any time.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

Each business day, the Fund’s portfolio holdings information is provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. In addition, on each business day before commencement of trading in shares on the NASDAQ, the Fund will disclose on janushenderson.com/info the identities and quantities of each portfolio position held by the Fund that will form the basis for the Fund’s calculation of the NAV per share at the end of the business day. The Fund is also required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders.

For additional information on these disclosures and the availability of portfolio holdings information, please refer to the Fund’s SAI.

22½Janus Detroit Street Trust

SHAREHOLDER COMMUNICATIONS

Statements and Reports

Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.

Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund’s investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Fund’s fiscal year ends October 31.

Lost (Unclaimed/Abandoned) Accounts

It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor is unable to locate the shareholder, then the financial intermediary or plan sponsor is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.

23½Janus Detroit Street Trust

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund share. The information for the fiscal periods shown has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.

The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

For a share outstanding during each year or period ended October 31	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$36.77	$28.82	$24.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.15	0.10	0.18
Net realized and unrealized gain/(loss)	4.03	7.99	3.93
Total from Investment Operations	4.18	8.09	4.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.14)	(0.04)
Total Dividends and Distributions	(0.14)	(0.14)	(0.04)

Net Asset Value, End of Period	$40.81	$36.77	$28.82

Total Return*	11.37%	28.14%	16.60%
Net assets, End of year (in thousands)	$51,099	$22,138	$10,146
Average Net Assets for the Period (in thousands)	$36,173	$16,594	$5,482
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%	0.50%	0.50%
Ratio of Net Investment Income/(Loss)	0.37%	0.31%	0.93%
Portfolio Turnover Rate(3)	79%	76%	65%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 23, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

24½Janus Detroit Street Trust

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You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus representative at 1-800-668-0434. The Fund’s Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/info. Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports. In the Fund’s annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. Reports and other information about the Funds are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com/info

151 Detroit Street

Denver, CO 80206-4805

1-800-668-0434

The Trust’s Investment Company Act File No. is 811-23112.

February 28, 2019

Ticker
The Long-Term Care ETF	OLD
Principal U.S. Listing Exchange: The NASDAQ Stock Market LLC

Janus Detroit Street Trust

Prospectus

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your broker-dealer or other financial intermediary (such as a bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your broker-dealer or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your broker-dealer or other financial intermediary. Your election to receive reports in paper will apply to all Funds held in your account at your broker-dealer or other financial intermediary.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes The Long-Term Care ETF (the “Fund”), a portfolio of Janus Detroit Street Trust (the “Trust”). Janus Capital Management LLC (“Janus Capital” or “Janus”) serves as investment adviser to the Fund.

Shares of the Fund are not individually redeemable and the owners of Fund shares may purchase or redeem shares from the Fund in Creation Units only, in accordance with the terms set forth in this Prospectus. The purchase and sale price of individual Fund shares trading on an exchange may be below, at or above the most recently calculated net asset value for Fund shares.

1½Janus Detroit Street Trust

FUND SUMMARY

The Long-Term Care ETF

Ticker:    OLD

INVESTMENT OBJECTIVE

The Long-Term Care ETF seeks investment results that correspond generally to the performance, before fees and expenses, of an index which is designed to track the performance of companies globally that are positioned to profit from providing long-term care to the aging population, including companies owning or operating senior living facilities, nursing services, specialty hospitals, and senior housing, biotech companies for age-related illnesses, and companies that sell products and services to such facilities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the table or in the example below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%

(1)

The Fund’s Management Fee is a “unitary” fee that is designed to pay substantially all operating expenses, except for distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Management Fee has been restated from 0.50% to 0.35% to reflect a new management fee rate schedule effective November 1, 2018.

EXAMPLE:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 36	$113	$197	$443

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks that comprise the Solactive Long Term Care Index (“Underlying Index”). The Underlying Index is designed to track the performance of companies globally that are positioned to profit from providing long-term care to the aging population, including companies owning or operating senior living facilities, nursing services, specialty hospitals, and senior housing, biotech companies for age-related illnesses, and companies that sell products and services to such facilities. Under normal circumstances, the Fund expects to invest substantially all of its assets in securities included in the Underlying Index, using a replication strategy as discussed below. The Fund may invest in companies of any capitalization, although at least 90% of the companies will have a capitalization of at least $100 million. The Fund may invest in real estate investment trusts (“REITs”) or similar vehicles or related securities that provide exposure to real estate. The Fund may invest in foreign issuers,

2½The Long-Term Care ETF

including emerging markets. Stocks included in the Underlying Index may include common shares traded on local exchanges, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs represent ownership interests in shares of foreign companies that are held in financial institution custodial accounts, and are traded on exchanges in the United States and around the world.

The Fund is classified as nondiversified, which allows it to hold larger positions in a smaller number of companies, compared to a fund that is classified as diversified.

The Underlying Index, the Solactive Long Term Care Index, was created by and is maintained by, Solactive AG (“Solactive” or the “Index Provider”). The Underlying Index is reconstituted on a semi-annual basis, rebalanced on a quarterly basis, and the Fund is rebalanced quarterly based on changes to the Underlying Index. The Fund uses a “passive,” index-based approach in seeking performance that corresponds to the performance of the Underlying Index. The underlying securities are weighted according to their market capitalization relative to other securities in the Underlying Index, and capped so that no security will represent more than 20% of the Underlying Index at the time of an index reconstitution or rebalance. Due to market movement between rebalancing and reconstitution of the Underlying Index, an underlying security may represent more than 20% of the Underlying Index at any given time, and thus may represent more than 20% of the Fund’s assets at any given time.

The Fund will generally use a replication methodology, meaning it will invest in the securities composing the Underlying Index in proportion to the weightings in the Underlying Index. However, the Fund may utilize a sampling methodology under various circumstances in which it may not be possible or practicable to purchase all of the securities in the Underlying Index. Janus Capital expects that over time, if the Fund has sufficient assets, the correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation.

Under normal circumstances, the Fund expects to invest substantially all of its assets in securities included in the Underlying Index, although it may invest up to 20% its assets in other securities that Janus Capital believes will help the Fund track the Underlying Index. Such investments include stocks, shares of other investment companies, cash and cash equivalents, including money market funds.

To the extent the Underlying Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Underlying Index. As of February 1, 2019, approximately 64% of the Underlying Index was represented by companies in the Health Care REITs industry. For more recent information, see the Fund’s daily portfolio holdings posted on the ETF portion of the Janus Henderson website.

The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

PRINCIPAL INVESTMENT RISKS

The Fund’s returns and yields will vary, and you could lose money. The principal risks and special considerations associated with investing in the Fund are set forth below.

Market Risk.  The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The Underlying Index has exposure to the small-, mid- and/or large capitalization sectors of the stock market, and therefore at times the Fund may underperform the overall stock market.

Equity Investing Risk.  The Fund’s investment in the securities composing the Underlying Index involves risks of investing in a portfolio of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

Concentration Risk.  The Fund focuses its investments in companies that provide long-term care to the aging population, many of which are in the health care and real estate sectors. Because of this, companies in the Fund’s portfolio may share common characteristics and may be more sensitive to factors such as government regulation and cost containment measures, rapid changes in technology, and product cycles. As a result, the Fund may be subject to greater risks and the value of its investments may fluctuate more than a fund that does not focus its investments. In addition, the Fund’s assets will generally be concentrated in an

3½The Long-Term Care ETF

industry or group of industries to the extent that the Fund’s Underlying Index concentrates in a particular industry or group of industries. To the extent the Fund invests a substantial portion of its assets in an industry or group of industries, market or economic factors impacting that industry or group of industries could have a significant effect on the value of the Fund’s investments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across industries. The Fund’s assets will not be concentrated if the Underlying Index does not concentrate in a particular industry or group of industries.

•

Health Care REITs Concentration Risk.  Health care REITs may own interests in or operate facilities that may be subject to extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, industry innovation, and changes in technologies.

Small- and Mid-Sized Companies Risk.  The Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. Securities issued by micro-capitalization companies tend to be significantly more volatile, and more vulnerable to adverse business and economic developments, than those of larger companies.

Growth Securities Risk.  Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole, and other types of securities.

Foreign Exposure Risk.  The Fund may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value per share (“NAV”) may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.

Real Estate Securities Risk.  An investment in the Fund may be subject to many of the same risks as a direct investment in real estate. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. The Fund may have substantial exposure to REITs, based on the composition of its Underlying Index at any given time. Investments in REITs involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended (“1940 Act”), which could produce adverse economic consequences for the REIT and its investors, including the Fund.

Eurozone Risk.  A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). To the extent that the Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

4½The Long-Term Care ETF

Nondiversification Risk.  The Fund is classified as nondiversified under the 1940 Act. This gives the Fund’s portfolio managers more flexibility to hold larger positions in a smaller number of securities. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s NAV and total return.

Methodology and Model Risk.  Neither the Fund nor Janus Capital can offer assurances that tracking the Underlying Index will capture the growth of companies positioned to benefit from providing long-term care to the aging population, or be appropriate for every investor seeking a particular risk profile. Underlying Index risks include, but are not limited to, the risk that the factors used to determine the components of the Underlying Index, as applied by the Index Provider in accordance with the Underlying Index methodology, might not select securities that individually, or in the aggregate, are positioned to benefit from providing long-term care to the aging population.

Passive Investment Risk.  The Fund is not actively managed and therefore the Fund might not sell shares of a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Underlying Index or the selling of shares is otherwise required upon a rebalancing of the Underlying Index.

Early Close/Trading Halt Risk.  An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Index Tracking Risk.  The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to fully replicate the Underlying Index. In addition, the Fund may hold fewer than the total number of securities in the Underlying Index. Further, the Fund may hold securities or other investments not included in the Underlying Index but which Janus Capital believes will help the Fund track the Underlying Index. Such investments may not perform as expected.

Index Provider Risk.  The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in such index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.

Trading Issues Risk.  Although Fund shares are listed for trading on The NASDAQ Stock Market LLC (“NASDAQ”), there can be no assurance that an active trading market for such shares will develop or be maintained. The lack of an active market for Fund shares, as well as periods of high volatility, disruptions in the creation/redemption process, or factors affecting the liquidity of the underlying securities held by the Fund, may result in the Fund’s shares trading at a premium or discount to its NAV. If an investor purchases shares at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the investor may sustain losses.

Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the NASDAQ, make trading in Fund shares inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to the NASDAQ “circuit breaker” rules. There can be no assurance that the requirements of the NASDAQ necessary to maintain the Fund’s listing will continue to be met or will remain unchanged. During a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Fund’s shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.

Fluctuation of NAV.  The NAV of the Fund shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the NASDAQ. An absence of trading in shares of the Fund, or a high volume of trading in the Fund, may result in trading prices that differ significantly from the Fund’s NAV. It cannot be predicted whether Fund shares will trade below, at or above the Fund’s NAV. If an investor purchases shares at a time when the market price is at a premium to the

5½The Long-Term Care ETF

NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses. Further, the securities held by the Fund may be traded in markets that close at a different time than the NASDAQ. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the NASDAQ is open but after the applicable market closing, bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV may widen. Similarly, the NASDAQ may be closed at times or days when markets for securities held by the Fund are open, which may increase bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV when the NASDAQ re-opens.

Authorized Participant Risk.  The Fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of these cases, shares may trade like closed-end fund shares at a premium or a discount to NAV and possibly face delisting.

Securities Lending Risk.  The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index and the index the Fund seeks to track. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-800-668-0434.

The Long-Term Care ETF

Annual Total Returns (calendar year-end)

Best Quarter: 2nd Quarter 2018 12.97% Worst Quarter: 1st Quarter 2018 –5.62%

6½The Long-Term Care ETF

Average Annual Total Returns (periods ended 12/31/18)
	1 year	Since Inception 6/8/2016
The Long-Term Care ETF
Return Before Taxes	6.35%	2.38%
Return After Taxes on Distributions	5.49%	1.35%
Return After Taxes on Distributions and Sale of Fund Shares	3.88%	1.42%
Solactive Long Term Care Index(1) (reflects no deductions for fees, expenses or taxes)	6.89%	2.89%
MSCI All Country World Index(1) (reflects no deductions for fees, expenses or taxes, except foreign withholding taxes)	–9.42%	6.25%

(1)	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

MANAGEMENT

Investment Adviser:  Janus Capital Management LLC

Portfolio Managers:  Benjamin Wang, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since June 2016. Scott M. Weiner, DPhil, is Co-Portfolio Manager of the Fund, which he has co-managed since June 2016.

PURCHASE AND SALE OF FUND SHARES

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at NAV in large increments called “Creation Units” (25,000 shares or more per Creation Unit) through certain participants, known as “Authorized Participants.” Janus Capital may modify the Creation Unit size with prior notification to the Fund’s Authorized Participants. See the ETF portion of the Janus Henderson website for the Fund’s current Creation Unit size. The Fund will generally issue or redeem Creation Units in exchange for portfolio securities (and an amount of cash) that the Fund specifies each day. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund.

Shares of the Fund are listed and trade on the NASDAQ, and individual investors can purchase or sell shares in much smaller increments for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account). A sale of Fund shares may result in a capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), Janus Capital and/or its affiliates may pay broker-dealers or intermediaries for the sale and/or maintenance of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7½The Long-Term Care ETF

ADDITIONAL INFORMATION ABOUT THE FUND

FEES AND EXPENSES

Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus. The fees and expenses shown were determined based on net assets as of the Fund’s most recent fiscal year ended October 31, 2018.

•

“Annual Fund Operating Expenses” are paid out of the Fund’s assets. You do not pay these fees directly but, as the Example in the Fund Summary shows, these costs are borne indirectly by all shareholders.

•

The “Management Fee” is the rate paid by the Fund to Janus Capital for providing certain services. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).

•	“Other Expenses”
°

include taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, securities lending expenses, and extraordinary expenses (such as litigation and indemnification expenses).

°

include acquired fund fees and expenses, which are indirect expenses the Fund may incur as a result of investing in shares of an underlying fund. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. Such amounts are currently estimated to be less than 0.01%.

ADDITIONAL INVESTMENT STRATEGIES AND GENERAL PORTFOLIO POLICIES

The Fund’s Board of Trustees (“Trustees”) may change the Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days or as soon as reasonably practicable before making any such change it considers material. In addition, the Fund will provide shareholders with at least 60 days’ notice prior to changing the 80% investment policy. If there is a material change to the Fund’s objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

The Fund’s portfolio holdings are disclosed on its website daily after the close of trading on the exchange and prior to the opening of trading on the exchange the following day. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI. Information about the premiums and discounts at which the Fund’s shares have traded is available at janushenderson.com/performance by selecting the Fund for additional details.

Unless otherwise stated, the following additional investment strategies and general policies apply to the Fund and provide further information including, but not limited to, the types of securities the Fund may invest in when implementing its investment objective. Some of these strategies and policies may be part of a principal strategy. Other strategies and policies may be utilized to a lesser extent. Except for the Fund’s policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of initial purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities and may continue to purchase such securities in order to track the Underlying Index.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are often categorized as equity REITs, mortgage REITs, and hybrid REITs. An equity REIT, the most common type of REIT, invests primarily in the fee ownership of land and buildings. An equity REIT derives its income primarily from rental income but may also realize capital gains or losses by selling real estate properties in its portfolio that have appreciated or depreciated in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development, or long-term loans. A mortgage REIT generally derives its income from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

Securities Lending

Although not considered a principal investment strategy, the Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time

8½Janus Detroit Street Trust

of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. To the extent Janus Capital manages the cash collateral in an affiliated cash management vehicle, it will receive an investment advisory fee for managing such assets.

Swaps

Although not considered a principal investment strategy, the Fund may utilize swap agreements including, but not limited to, equity swaps, as a means to gain exposure to certain companies or countries, provided Janus Capital believes such use will assist the Fund in tracking the Underlying Index. Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Non-Index Investments

Although not considered a principal investment strategy, the Fund may invest in investments that are not included in the Underlying Index, but which Janus Capital believes will help the Fund track the Underlying Index. Such investments include common stocks, ADRs, GDRs, shares of other investment companies, and cash and cash equivalents, including money market funds. There may be instances where a stock is removed from the Underlying Index but Janus Capital may elect to hold it for tax-related purposes, or where the Fund receives non-Underlying Index stocks in a corporate action and does not sell the stocks until the next rebalance date. Janus Capital may also choose to hold non-Underlying Index stocks due to an optimization methodology to more efficiently track the Underlying Index. Use of an optimization methodology would entail the use of a program or model designed to identify securities that are not included in the Underlying Index, but would be expected to behave similarly to securities that are in the Underlying Index.

RISKS OF THE FUND

The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Fund. The Fund invests substantially all of its assets in small-, mid- and large capitalization stocks. The following information is intended to help you better understand some of the risks of investing in the Fund. The impact of the following risks on the Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in the Fund, you should consider carefully the risks that you assume when investing in the Fund.

Real Estate Securities Risk.  To the extent it holds equity and/or debt securities of real estate-related companies, the Fund may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of REITs, is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT. If the Fund has REIT investments, the Fund’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Fund’s expenses.

REIT Risk.  To the extent that the Fund holds REITs, it may be subject to the additional risks associated with REIT investments. The ability to trade REITs in the secondary market can be more limited compared to other equity investments, and certain REITs have relatively small market capitalizations, which can increase the volatility of the market price for their securities. REITs are also subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs and changes in capital markets and interest rates. Equity REITs generally are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments.

9½Janus Detroit Street Trust

Index Tracking Risk.  Tracking error refers to the risk that Janus Capital may not be able to cause the Fund’s performance to match or correlate to that of the Underlying Index, either on a daily or aggregate basis. There are a number of factors that may contribute to the Fund’s tracking error, such as Fund expenses, imperfect correlation between the Fund’s investments and those of the Underlying Index, rounding of share prices, the timing or magnitude of changes to the composition of the Underlying Index, regulatory policies, and a high portfolio turnover rate. The Fund incurs operating expenses not applicable to the Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual, or other period performance of the Underlying Index. Tracking error may cause the Fund’s performance to be less than expected.

Passive Investment Risk.  The Fund is not actively managed. Therefore, unless a specific security is removed from the Underlying Index, or the selling of shares of that security is otherwise required upon a rebalancing of the Underlying Index pursuant to the Underlying Index methodology, the Fund generally would not sell a security because the security’s issuer was in financial trouble. If a specific security is removed from the Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security’s current market value. An investment in the Fund involves risks similar to those of investing in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. It is anticipated that the value of Fund shares will decline, more or less, in correspondence with any decline in value of the Underlying Index.

The Underlying Index may not contain the appropriate mix of securities for any particular point in the business cycle of the overall economy, particular economic sectors, or narrow industries within which the commercial activities of the companies composing the portfolio securities holdings of the Fund are conducted, and the timing of movements from one type of security to another in seeking to replicate the Underlying Index could have a negative effect on the Fund. Unlike with an actively managed fund, Janus Capital does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Fluctuation of NAV.  The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the NASDAQ. It cannot be predicted whether Fund shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Underlying Index trading individually or in the aggregate at any point in time. In addition, during periods of significant volatility, the liquidity of the underlying securities held by the Fund may affect the Fund’s trading prices. While the creation/redemption feature is designed to make it likely that Fund shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. An absence of trading in shares of the Fund, or a high volume of trading in the Fund, may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Fund shares at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses. Further, the securities held by the Fund may be traded in markets that close at a different time than the NASDAQ. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the NASDAQ is open but after the applicable market closing, bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV may widen. Similarly, the NASDAQ may be closed at times or days when markets for securities held by the Fund are open, which may increase bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV when the NASDAQ re-opens.

Transaction and Spread Risk.  Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility and trading halts affecting any of the Fund’s portfolio securities may cause increased bid/ask spreads. Due to the costs of buying or selling shares, including

10½Janus Detroit Street Trust

bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Trading Issues Risk.  Trading in shares on the NASDAQ may be halted due to market conditions or for reasons that, in the view of the NASDAQ, make trading in shares inadvisable. In addition, trading in shares on the NASDAQ is subject to trading halts caused by extraordinary market volatility pursuant to the NASDAQ “circuit breaker” rules. There can be no assurance that the requirements of the NASDAQ necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. While the creation/redemption feature is designed to make it likely that shares will trade close to the Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases shares at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses. In addition, during periods of significant volatility, the liquidity of the underlying securities held by the Fund may affect the Fund’s trading prices. For example, when the Fund’s underlying securities trade on foreign exchanges that are closed when the securities exchange on which the Fund’s shares trade is open, this may result in deviations between the current price of such an underlying security and the last quoted price for the underlying security. This could result in premiums or discounts to the Fund’s NAV. During a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Fund’s shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.

ADR/GDR Risk.  To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent ownership in foreign securities, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.

Swap Risk.  Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund.

Foreign Exposure Risk.  The Fund may invest in foreign equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. With respect to investments in securities of issuers or companies that are economically tied to different countries throughout the world, securities may be deemed to be economically tied to a particular country based on such factors as the issuer’s country of incorporation, primary listing, and other factors including, but not limited to operations, revenues, headquarters, management, and shareholder base. Investments in foreign securities, may involve greater risks than investing in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company. These factors include:

•

Currency Risk.  As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, the value of the security may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

•

Political and Economic Risk.  Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

•

Regulatory Risk.  There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

•

Foreign Market Risk.  Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited

11½Janus Detroit Street Trust

number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on the Fund. Such factors may hinder the Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.

•

Geographic Investment Risk.  To the extent the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

•	Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

•	Settlement Delays. Foreign securities have different settlement procedures which may lead to delays in the Fund’s settlement of certain portfolio transactions.

Eurozone Risk.  A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. To the extent that the Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

These risks are described further in the SAI.

INFORMATION REGARDING THE UNDERLYING INDEX

The Underlying Index is composed of stocks of companies selected by the Index Provider that are positioned to profit from providing long-term care to the aging population. A company is deemed to be a long-term care company by the Index Provider if it (1) owns or operates senior living facilities, senior housing, nursing services, or specialty hospitals primarily serving the elderly, or (2) sells products and services to such facilities. For a company to be deemed a long-term care company, its long-term care related business as defined above must be a material driver of its current and future business. 100% of the companies in the Underlying Index will be long-term care companies. For at least 80% of the Underlying Index, on a capitalization-weighted basis, a majority of a company’s revenues, sales, or assets comes from long-term care business. The Index Provider may solicit public comment from time to time on companies that it should consider as eligible for inclusion in the Underlying Index.

For detailed information on how stocks are selected for inclusion in the Underlying Index, see the Solactive Long Term Care Index Methodology document, available at the Index Provider’s website.

The Underlying Index is compiled and administered by Solactive AG.

12½Janus Detroit Street Trust

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund’s investment portfolio and furnishes continuous advice and recommendations concerning the Fund’s investments. Janus Capital also provides certain administration and other services and is responsible for other business affairs of the Fund.

Janus Capital (together with its predecessors and affiliates) has served as investment adviser to Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson funds, including Janus Henderson exchange-traded funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.

Janus Capital has received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).

Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and reallocate the Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). Janus Capital, subject to oversight and supervision by the Trustees, has responsibility to oversee any subadviser to the Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of subadvisers for the Fund. The order also permits the Fund to disclose subadvisers’ fees only in the aggregate in the SAI. In the event that Janus Capital hires a new subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the new subadviser and subadvisory agreement within 90 days.

MANAGEMENT EXPENSES

Under its unitary fee structure, the Fund pays Janus Capital a “Management Fee” in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses.

The Fund’s Management Fee is calculated daily and paid monthly. The Fund’s advisory agreement details the Management Fee and other expenses that the Fund must pay.

The following table reflects the Fund’s contractual Management Fee rate (expressed as an annual rate) from commencement of operations on June 8, 2016 through October 31, 2018. The rate shown was a fixed rate based on the Fund’s average daily net assets.

Fund Name	Average Daily Net Assets of the Fund	Contractual Management Fee (%) (annual rate)
The Long-Term Care ETF	All Asset Levels	0.50

13½Janus Detroit Street Trust

Effective November 1, 2018, the Fund implemented a new management fee rate schedule, as shown in the table below (expressed as an annual rate). The rates shown are fixed rates based on the Fund’s daily net assets.

Fund Name	Daily Net Assets of the Fund	Contractual Management Fee % (annual rate)
The Long-Term Care ETF	$0-$500 million	0.35
	Next $500 million	0.28
	Over $1 billion	0.20

The chart below shows the Fund’s hypothetical, blended fee rate based on the Fund’s daily net assets at varying asset levels.

Fund Assets	Hypothetical Effective Blended Rate Management Fee (%) (annual rate)
$500 million	0.35
$750 million	0.327
$1.0 billion	0.315
$1.25 billion	0.292
$1.5 billion	0.277
$2.0 billion	0.258
$2.5 billion	0.246
$3.0 billion	0.238
$4.0 billion	0.229
$5.0 billion	0.223
$6.0 billion	0.219

A discussion regarding the basis for the Trustees’ approval of the Fund’s investment advisory agreement is included in the Fund’s annual report (for the period ending October 31) or semiannual report (for the period ending April 30) to shareholders. You can request the Fund’s annual or semiannual reports (as they become available), free of charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, or by contacting a Janus representative at 1-800-668-0434. The reports are also available, free of charge, at janushenderson.com/info.

14½Janus Detroit Street Trust

INVESTMENT PERSONNEL

The Long-Term Care ETF

Co-Portfolio Managers Benjamin Wang and Scott M. Weiner are jointly responsible for the day-to-day management of the Fund, with no limitation on the authority of any co-portfolio manager in relation to the others.

Benjamin Wang, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since June 2016. He is also Portfolio Manager of other Janus accounts. Mr. Wang joined Janus Capital in November 2014 following Janus Capital’s acquisition of VelocityShares, LLC. Prior to joining Janus Capital, Mr. Wang was Vice President at VelocityShares, LLC from 2012 to 2014, and an execution trader at Goldman Sachs Asset Management from 2007 to 2011. He holds a Bachelor of Science degree and a Master of Engineering in Computer Science from the Massachusetts Institute of Technology, and a Master of Science degree in Financial Engineering from Columbia University. Mr. Wang holds the Chartered Financial Analyst designation.

Scott M. Weiner, DPhil, is Co-Portfolio Manager of the Fund, which he has co-managed since June 2016. He is also Portfolio Manager of other Janus accounts. Mr. Weiner joined Janus Capital in November 2014 following Janus Capital’s acquisition of VelocityShares, LLC. Prior to joining Janus Capital, Mr. Weiner was Managing Director at VelocityShares, LLC from 2011 to 2014, and Managing Director and U.S. Head of Equity Derivatives and Quantitative Strategy at Deutsche Bank from 2005 to 2010. He holds a Finance degree from the Wharton School of the University of Pennsylvania, a Master’s degree in Economics from the University of Oxford, and also received his Doctorate in Economics from the University of Oxford.

Information about the portfolio managers’ compensation structure and other accounts managed is included in the SAI.

Conflicts of Interest

Janus Capital manages many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades.

In addition, from time to time, Janus Capital or its affiliates may, subject to compliance with applicable law, purchase and hold shares of the Fund for their own accounts, or may purchase shares of the Fund for the benefit of their clients, including other Janus Henderson Funds. Increasing the Fund’s assets may enhance the Fund’s profile with financial intermediaries and platforms, investment flexibility and trading volume. Janus Capital and its affiliates reserve the right, subject to compliance with applicable law, to dispose of at any time some or all of the shares of the Fund acquired for their own accounts or for the benefit of their clients. A large sale of Fund shares by Janus Capital or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility or trading volume. Janus Capital considers the effect of redemptions on the Fund and other shareholders in deciding whether to dispose of its shares of the Fund.

Janus Capital believes it has appropriately designed and implemented policies and procedures to mitigate these and other potential conflicts of interest. A further discussion of potential conflicts of interest and policies and procedures intended to mitigate them is contained in the Fund’s SAI.

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OTHER INFORMATION

DISTRIBUTION OF THE FUND

Creation Units for the Fund are distributed by ALPS Distributors, Inc. (the “Distributor”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.

INDEX PROVIDER

Solactive AG (“Solactive” or the “Index Provider”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Solactive to use the Underlying Index.

Disclaimers

Neither Solactive nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Solactive without regard to Janus Capital or the Fund. Solactive has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Solactive is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH SOLACTIVE SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. SOLACTIVE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. SOLACTIVE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually.

Distribution Schedule

Dividends from net investment income are generally declared and distributed to shareholders quarterly. Distributions of net capital gains are declared and distributed at least annually. Dividends may be declared and paid more frequently to improve Underlying Index tracking or to comply with the distribution requirements of the Internal Revenue Code. The date you receive your distribution may vary depending on how your intermediary processes trades. Dividend payments are made through Depository Trust Company (“DTC”) participants and indirect participants to beneficial owners then of record with proceeds received from the Fund. Please consult your intermediary for details.

How Distributions Affect the Fund’s NAV

Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed income and net capital gains are included in the Fund’s daily NAV. The Fund’s NAV drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund’s NAV was $10.00 on December 30, the Fund’s NAV on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable fund do not increase the value of your investment and may create income tax obligations.

No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES

As with any investment, you should consider the tax consequences of investing in the Fund. The following is a general discussion of certain federal income tax consequences of investing in the Fund. The discussion does not apply to qualified tax-advantaged accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser regarding the effect that an investment in the Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.

Taxes on Distributions

Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares. The Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service (“IRS”).

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Taxes on Sales

Any time you sell the shares of the Fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility.

U.S. federal income tax withholding may be required on all distributions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the IRS that they are subject to backup withholding. The current backup withholding rate is applied.

For shares purchased and sold from a taxable account, your intermediary will report cost basis information to you and to the IRS. Your intermediary will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your intermediary’s default method, which is often the average cost method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.

Taxation of the Fund

Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes.

Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all its net investment income and net capital gains. It is important for the Fund to meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in a partnership, however, it may be subject to state tax liabilities.

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SHAREHOLDER’S GUIDE

The Fund issues or redeems its shares at NAV per share only in Creation Units. Shares of the Fund are listed for trading on a national securities exchange and trade on the secondary market during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. There is no minimum investment. When buying or selling Fund shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and offered price in the secondary market on each purchase and sale transaction. Fund shares are traded on the NASDAQ under the trading symbol OLD. Share prices are reported in dollars and cents per share.

Authorized Participants may acquire Fund shares directly from the Fund, and Authorized Participants may tender their Fund shares for redemption directly to the Fund, at NAV per share, only in Creation Units and in accordance with the procedures described in the SAI.

PRICING OF FUND SHARES

The per share NAV of the Fund is computed by dividing the total value of the Fund’s portfolio, less any liabilities, by the total number of outstanding shares of the Fund. The Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open. However, the NAV may still be calculated if trading on the NYSE is restricted, provided there is sufficient pricing information available for the Fund to value its securities, or as permitted by the SEC. Foreign securities held by the Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Fund’s holdings may change on days that are not Business Days in the United States and on which you will not be able to purchase or sell the Fund’s shares.

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates.

The value of the securities of mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

All purchases, sales, or other account activity must be processed through your financial intermediary or plan sponsor.

DISTRIBUTION AND SERVICING FEES

Distribution and Shareholder Servicing Plan

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay the Distributor or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the shares of the Fund. However, payment of a 12b-1 Plan fee has not been authorized at this time.

Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries,

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as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.

The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so and the imposition of or increase in the 12b-1 fee is first approved by the Fund’s shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized and payments are made, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

From their own assets, Janus Capital or its affiliates pay selected brokerage firms or other financial intermediaries for making certain funds available to their clients or otherwise distributing, promoting or marketing the funds. Janus Capital or its affiliates also make payments to one or more intermediaries for information about transactions and holdings in the funds, such as the amount of fund shares purchased, sold or held through the intermediary and or its salespersons, the intermediary platform(s) on which shares are transacted and other information related to the funds. Payments made by Janus Capital and its affiliates may eliminate or reduce trading commissions that the intermediary would otherwise charge its customers or its salespersons in connection with the purchase or sale of certain funds. Payment by Janus Capital or its affiliates to eliminate or reduce a trading commission creates an incentive for salespersons of the intermediary to sell the Janus Henderson funds over other funds for which a commission would be charged. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different intermediaries. Janus Capital may determine to make payments based on any number of factors or metrics. For example, Janus Capital may make payments at year-end and/or other intervals in a fixed amount, an amount based upon an intermediary’s services at defined levels, an amount based upon the total assets represented by funds subject to arrangements with the intermediary, or an amount based on the intermediary’s net sales of one or more funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. More information regarding these payments is contained in the SAI.

With respect to non-exchange-traded Janus Henderson funds not offered in this Prospectus, Janus Capital or its affiliates pay fees, from their own assets, to selected brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries that sell the Janus Henderson funds for distribution, marketing, promotional, or related services, and/or for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services. Shareholders investing through an intermediary should consider whether such arrangements exist when evaluating any recommendations from an intermediary.

In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Janus Henderson funds. Janus Capital or its affiliates may make payments to participate in intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other funds (or non-mutual fund investments), with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example,

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placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund. Please contact your financial intermediary or plan sponsor for details on such arrangements.

PURCHASING AND SELLING SHARES

Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund shares listing will continue or remain unchanged. The Fund does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling the Fund’s shares involves certain costs that apply to all securities transactions. When buying or selling shares of the Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares.

The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity. Shares of the Fund may be acquired through the Distributor or redeemed directly with the Fund only in Creation Units or multiples thereof, as discussed in the “Creation and Redemption of Creation Units” section of the SAI. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Fund’s primary listing exchange is the NASDAQ. The NASDAQ is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A “Business Day” with respect to the Fund is each day the NASDAQ is open. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day. On days when the NASDAQ closes earlier than normal, the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. In addition, to minimize brokerage and other related trading costs associated with securities that cannot be readily transferred in-kind, the Fund may establish early trade cut-off times for Authorized Participants to submit orders for Creation Units, in accordance with the 1940 Act. See the SAI for more information.

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if it is unable to verify a shareholder’s identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary’s Anti-Money Laundering Program.

In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Continuous Offering

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used

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in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Book Entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The DTC or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other exchange-traded securities that you hold in book-entry or “street name” form.

Share Prices

The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions, and other factors. Information regarding the intra-day net asset value of the Fund is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are primarily listed or by market data vendors or other information providers. The intra-day net asset value calculations are estimates of the value of the Fund’s NAV per Fund share based on the current market value of the securities and/or cash included in the Fund’s intra-day net asset value basket. The intra-day net asset value does not necessarily reflect the precise composition of the current portfolio of securities and instruments held by the Fund at a particular point in time or the best possible valuation of the current portfolio. For example, the intra-day net asset value is based on quotes and closing prices from the securities’ local market and may not reflect events that occur subsequent to the local market’s close. Therefore, the intra-day net asset value should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The intra-day net asset value is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities and instruments included in the Fund’s intra-day net asset value basket. The Fund is not involved in, or responsible for, the calculation or dissemination of the intra-day net asset value and makes no representation or warranty as to its accuracy. An inaccuracy in the intra-day net asset value could result from various factors, including the difficulty of pricing portfolio instruments on an intra-day basis.

Premiums and Discounts

There may be differences between the daily market prices on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. See “Pricing of Fund Shares” above. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the national securities exchange on which shares of the Fund are primarily listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above, or below its NAV. The NAV of the Fund will

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fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and the Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV. A discount or premium could be significant. Information regarding the frequency of daily premiums or discounts, generally at the time the NAV is calculated, during the Fund’s four previous calendar quarters is available at janushenderson.com/performance by selecting the Fund for additional details.

Investments by Other Investment Companies

The Trust and the Fund are part of the Janus Henderson family of funds and are related for purposes of investor and investment services, as defined in Section 12(d)(1)(G) of the 1940 Act.

For purposes of the 1940 Act, Fund shares are issued by a registered investment company and purchases of Fund shares by registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the Act are subject to the restrictions set forth in Section 12(d)(1) of the Act, except as permitted by an exemptive order of the SEC. The SEC has granted the Trust such an order to permit registered investment companies to invest in Fund shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company first enter into a written agreement with the Trust regarding the terms of the investment.

EXCESSIVE TRADING

Frequent trading of Fund shares does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capital gains by the Fund, or otherwise harm Fund shareholders. The vast majority of trading in Fund shares occurs on the secondary market. Because these trades do not involve the Fund, they do not harm the Fund or its shareholders. A few institutional investors are authorized to purchase and redeem Fund shares directly with the Fund. Because these trades typically are effected in kind (i.e., for securities and not for cash), they do not cause any of the harmful effects to the issuing fund (as previously noted) that may result from frequent cash trades. For these reasons, the Trustees of the Fund have determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market timing of Fund shares. However, the Fund’s policies and procedures regarding frequent purchases and redemptions may be modified by the Trustees at any time.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

Each business day, the Fund’s portfolio holdings information is provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. In addition, on each business day before commencement of trading in shares on the NASDAQ, the Fund will disclose on janushenderson.com/info the identities and quantities of each portfolio position held by the Fund that will form the basis for the Fund’s calculation of the NAV per share at the end of the business day. The Fund is also required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders.

For additional information on these disclosures and the availability of portfolio holdings information, please refer to the Fund’s SAI.

SHAREHOLDER COMMUNICATIONS

Statements and Reports

Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.

Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund’s investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Fund’s fiscal year ends October 31.

23½Janus Detroit Street Trust

Lost (Unclaimed/Abandoned) Accounts

It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor is unable to locate the shareholder, then the financial intermediary or plan sponsor is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.

24½Janus Detroit Street Trust

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund share. The information for the fiscal periods shown has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.

The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

For a share outstanding during each year or period ended October 31	2018	2017	2016(1)
Net Asset Value, Beginning of Period	$24.36	$24.49	$25.38
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.56	0.66	0.21
Net realized and unrealized gain/(loss)	1.46	(0.01)	(0.84)
Total from Investment Operations	2.02	0.65	(0.63)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.55)	(0.72)	(0.21)
Distributions (from capital gains)	—	—	—
Return of Capital	(0.55)	(0.06)	(0.05)
Total Dividends and Distributions		(0.78)	(0.26)

Net Asset Value, End of Period	$25.83	$24.36	$24.49

Total Return*	8.44%	2.66%	(2.56)%
Net assets, End of year (in thousands)	$7,748	$9,744	$4,898
Average Net Assets for the Period (in thousands)	$9,702	$7,044	$2,627
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%	0.50%	0.50%
Ratio of Net Investment Income/(Loss)	2.27%	2.63%	2.07%
Portfolio Turnover Rate(3)	38%	19%	5%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

25½Janus Detroit Street Trust

You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, or by contacting a Janus representative at 1-800-668-0434. The Fund’s Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/info. Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports. In the Fund’s annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. Reports and other information about the Funds are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com/info

151 Detroit Street

Denver, CO 80206-4805

1-800-668-0434

The Trust’s Investment Company Act File No. is 811-23112.

February 28, 2019

Ticker
The Obesity ETF	SLIM
Principal U.S. Listing Exchange: The NASDAQ Stock Market LLC

Janus Detroit Street Trust

Prospectus

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your broker-dealer or other financial intermediary (such as a bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your broker-dealer or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your broker-dealer or other financial intermediary. Your election to receive reports in paper will apply to all Funds held in your account at your broker-dealer or other financial intermediary.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes The Obesity ETF (the “Fund”), a portfolio of Janus Detroit Street Trust (the “Trust”). Janus Capital Management LLC (“Janus Capital” or “Janus”) serves as investment adviser to the Fund.

Shares of the Fund are not individually redeemable and the owners of Fund shares may purchase or redeem shares from the Fund in Creation Units only, in accordance with the terms set forth in this Prospectus. The purchase and sale price of individual Fund shares trading on an exchange may be below, at or above the most recently calculated net asset value for Fund shares.

1½Janus Detroit Street Trust

FUND SUMMARY

The Obesity ETF

Ticker:    SLIM

INVESTMENT OBJECTIVE

The Obesity ETF seeks investment results that correspond generally to the performance, before fees and expenses, of an index which is designed to track the performance of companies globally that are positioned to profit from servicing the obese, including biotechnology, pharmaceutical, health care and medical device companies whose business is focused on obesity and obesity related disease including diabetes, high blood pressure, cholesterol, heart disease, stroke, and sleep apnea, and companies focused on weight loss programs, weight loss supplements, or plus sized apparel.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the table or in the example below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%

(1)

The Fund’s Management Fee is a “unitary” fee that is designed to pay substantially all operating expenses, except for distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Management Fee has been restated from 0.50% to 0.35% to reflect a new management fee rate schedule effective November 1, 2018.

EXAMPLE:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks that comprise the Solactive Obesity Index (“Underlying Index”). The Underlying Index is designed to track the performance of companies globally that are positioned to profit from servicing the obese, including biotechnology, pharmaceutical, health care and medical device companies whose business is focused on obesity and obesity related disease including diabetes, high blood pressure, cholesterol, heart disease, stroke, and sleep apnea, and companies focused on weight loss programs, weight loss supplements, or plus sized apparel. Under normal circumstances, the Fund expects to invest substantially all of its assets in securities included in the Underlying Index, using a replication strategy as discussed below. The Fund may invest in companies of any capitalization, although at least 90% of the companies will have a capitalization of at least $100 million. The Fund may invest in foreign issuers, including emerging markets. Stocks included in the Underlying Index may include common shares traded on local exchanges, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs represent

2½The Obesity ETF

ownership interests in shares of foreign companies that are held in financial institution custodial accounts, and are traded on exchanges in the United States and around the world.

The Fund is classified as nondiversified, which allows it to hold larger positions in a smaller number of companies, compared to a fund that is classified as diversified.

The Underlying Index, the Solactive Obesity Index, was created by and is maintained by Solactive AG (“Solactive” or the “Index Provider”). The Underlying Index is reconstituted on a semi-annual basis, rebalanced on a quarterly basis, and the Fund is rebalanced quarterly based on changes to the Underlying Index. The Fund uses a “passive,” index-based approach in seeking performance that corresponds to the performance of the Underlying Index. The underlying securities are weighted according to their market capitalization relative to other securities in the Underlying Index, and capped so that no security will represent more than 20% of the Underlying Index at the time of an index reconstitution or rebalance. Due to market movement between rebalancing and reconstitution of the Underlying Index, an underlying security may represent more than 20% of the Underlying Index at any given time, and thus may represent more than 20% of the Fund’s assets at any given time.

The Fund will generally use a replication methodology, meaning it will invest in the securities composing the Underlying Index in proportion to the weightings in the Underlying Index. However, the Fund may utilize a sampling methodology under various circumstances in which it may not be possible or practicable to purchase all of the securities in the Underlying Index. Janus Capital expects that over time, if the Fund has sufficient assets, the correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation.

Under normal circumstances, the Fund expects to invest substantially all of its assets in securities included in the Underlying Index, although it may invest up to 20% its assets in other securities that Janus Capital believes will help the Fund track the Underlying Index. Such investments include stocks, shares of other investment companies, cash and cash equivalents, including money market funds.

To the extent the Underlying Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Underlying Index. As of February 1, 2019, approximately 44% of the Underlying Index was represented by companies in the Health Care Equipment Industry. For more recent information, see the Fund’s daily portfolio holdings posted on the ETF portion of the Janus Henderson website.

The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

PRINCIPAL INVESTMENT RISKS

The Fund’s returns and yields will vary, and you could lose money. The principal risks and special considerations associated with investing in the Fund are set forth below.

Market Risk.  The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The Underlying Index has exposure to the small-, mid- and/or large capitalization sectors of the stock market, and therefore at times the Fund may underperform the overall stock market.

Equity Investing Risk.  The Fund’s investment in the securities composing the Underlying Index involves risks of investing in a portfolio of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

Concentration Risk.  The Fund focuses its investments in companies that service the obese, many of which are in the health care sector. Because of this, companies in the Fund’s portfolio may share common characteristics and may be more sensitive to factors such as government regulation and cost containment measures, rapid changes in technology, and product cycles. As a result, the Fund may be subject to greater risks and the value of its investments may fluctuate more than a fund that does not focus its investments. In addition, the Fund’s assets will generally be concentrated in an industry or group of industries to the extent that the Fund’s Underlying Index concentrates in a particular industry or group of industries. In addition, to the extent the Fund invests a substantial portion of its assets in an industry or group of industries, market or economic factors impacting that industry or group

3½The Obesity ETF

of industries could have a significant effect on the value of the Fund’s investments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across industries. The Fund’s assets will not be concentrated if the Underlying Index does not concentrate in a particular industry or group of industries.

•

Health Care Equipment Concentration Risk.  Health care equipment companies may be affected by extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, industry innovation, and changes in technologies.

Small- and Mid-Sized Companies Risk.  The Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. Securities issued by micro-capitalization companies tend to be significantly more volatile, and more vulnerable to adverse business and economic developments, than those of larger companies.

Growth Securities Risk.  Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole, and other types of securities.

Foreign Exposure Risk.  The Fund may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value per share (“NAV”) may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.

Eurozone Risk.  A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). To the extent that the Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Nondiversification Risk.  The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended (“1940 Act”). This gives the Fund’s portfolio managers more flexibility to hold larger positions in a smaller number of securities. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s NAV and total return.

Methodology and Model Risk.  Neither the Fund nor Janus Capital can offer assurances that tracking the Underlying Index will capture the growth of companies positioned to benefit from servicing the obese, or be appropriate for every investor seeking a particular risk profile. Underlying Index risks include, but are not limited to, the risk that the factors used to determine the components of the Underlying Index, as applied by the Index Provider in accordance with the Underlying Index methodology, might not select securities that individually, or in the aggregate, are positioned to benefit from servicing the obese.

Passive Investment Risk.  The Fund is not actively managed and therefore the Fund might not sell shares of a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Underlying Index or the selling of shares is otherwise required upon a rebalancing of the Underlying Index.

4½The Obesity ETF

Early Close/Trading Halt Risk.  An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Index Tracking Risk.  The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to fully replicate the Underlying Index. In addition, the Fund may hold fewer than the total number of securities in the Underlying Index. Further, the Fund may hold securities or other investments not included in the Underlying Index but which Janus Capital believes will help the Fund track the Underlying Index. Such investments may not perform as expected.

Index Provider Risk.  The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in such index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.

Trading Issues Risk.  Although Fund shares are listed for trading on The NASDAQ Stock Market LLC (“NASDAQ”), there can be no assurance that an active trading market for such shares will develop or be maintained. The lack of an active market for Fund shares, as well as periods of high volatility, disruptions in the creation/redemption process, or factors affecting the liquidity of the underlying securities held by the Fund, may result in the Fund’s shares trading at a premium or discount to its NAV. If an investor purchases shares at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the investor may sustain losses.

Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the NASDAQ, make trading in Fund shares inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to the NASDAQ “circuit breaker” rules. There can be no assurance that the requirements of the NASDAQ necessary to maintain the Fund’s listing will continue to be met or will remain unchanged. During a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Fund’s shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.

Fluctuation of NAV.  The NAV of the Fund shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the NASDAQ. An absence of trading in shares of the Fund, or a high volume of trading in the Fund, may result in trading prices that differ significantly from the Fund’s NAV. It cannot be predicted whether Fund shares will trade below, at or above the Fund’s NAV. If an investor purchases shares at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses. Further, the securities held by the Fund may be traded in markets that close at a different time than the NASDAQ. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the NASDAQ is open but after the applicable market closing, bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV may widen. Similarly, the NASDAQ may be closed at times or days when markets for securities held by the Fund are open, which may increase bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV when the NASDAQ re-opens.

Authorized Participant Risk.  The Fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of these cases, shares may trade like closed-end fund shares at a premium or a discount to NAV and possibly face delisting.

5½The Obesity ETF

Securities Lending Risk.  The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index and the index the Fund seeks to track. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-800-668-0434.

The Obesity ETF

Annual Total Returns (calendar year-end)

Best Quarter: 2nd Quarter 2017 13.18% Worst Quarter: 4th Quarter 2018 –16.28%

Average Annual Total Returns (periods ended 12/31/18)
	1 year	Since Inception 6/8/2016
The Obesity ETF
Return Before Taxes	4.19%	10.22%
Return After Taxes on Distributions	4.09%	10.09%
Return After Taxes on Distributions and Sale of Fund Shares	2.57%	7.91%
Solactive Obesity Index(1) (reflects no deductions for fees, expenses or taxes)	4.68%	10.63%
MSCI All Country World Index(1) (reflects no deductions for fees, expenses or taxes, except foreign withholding taxes)	–9.42%	6.25%

(1)	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

6½The Obesity ETF

MANAGEMENT

Investment Adviser:  Janus Capital Management LLC

Portfolio Managers:  Benjamin Wang, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since June 2016. Scott M. Weiner, DPhil, is Co-Portfolio Manager of the Fund, which he has co-managed since June 2016.

PURCHASE AND SALE OF FUND SHARES

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at NAV in large increments called “Creation Units” (25,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” Janus Capital may modify the Creation Unit size with prior notification to the Fund’s Authorized Participants. See the ETF portion of the Janus Henderson website for the Fund’s current Creation Unit size. The Fund will generally issue or redeem Creation Units in exchange for portfolio securities (and an amount of cash) that the Fund specifies each day. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund.

Shares of the Fund are listed and trade on the NASDAQ, and individual investors can purchase or sell shares in much smaller increments for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account). A sale of Fund shares may result in a capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), Janus Capital and/or its affiliates may pay broker-dealers or intermediaries for the sale and/or maintenance of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7½The Obesity ETF

ADDITIONAL INFORMATION ABOUT THE FUND

FEES AND EXPENSES

Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus. The fees and expenses shown were determined based on net assets as of the Fund’s most recent fiscal year ended October 31, 2018.

•

“Annual Fund Operating Expenses” are paid out of the Fund’s assets. You do not pay these fees directly but, as the Example in the Fund Summary shows, these costs are borne indirectly by all shareholders.

•

The “Management Fee” is the rate paid by the Fund to Janus Capital for providing certain services. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).

•	“Other Expenses”
°

include taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, securities lending expenses, and extraordinary expenses (such as litigation and indemnification expenses).

°

include acquired fund fees and expenses, which are indirect expenses the Fund may incur as a result of investing in shares of an underlying fund. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. Such amounts are currently estimated to be less than 0.01%.

ADDITIONAL INVESTMENT STRATEGIES AND GENERAL PORTFOLIO POLICIES

The Fund’s Board of Trustees (“Trustees”) may change the Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days or as soon as reasonably practicable before making any such change it considers material. In addition, the Fund will provide shareholders with at least 60 days’ notice prior to changing the 80% investment policy. If there is a material change to the Fund’s objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

The Fund’s portfolio holdings are disclosed on its website daily after the close of trading on the exchange and prior to the opening of trading on the exchange the following day. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI. Information about the premiums and discounts at which the Fund’s shares have traded is available at janushenderson.com/performance by selecting the Fund for additional details.

Unless otherwise stated, the following additional investment strategies and general policies apply to the Fund and provide further information including, but not limited to, the types of securities the Fund may invest in when implementing its investment objective. Some of these strategies and policies may be part of a principal strategy. Other strategies and policies may be utilized to a lesser extent. Except for the Fund’s policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of initial purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities and may continue to purchase such securities in order to track the Underlying Index.

Securities Lending

Although not considered a principal investment strategy, the Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. To

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the extent Janus Capital manages the cash collateral in an affiliated cash management vehicle, it will receive an investment advisory fee for managing such assets.

Swaps

Although not considered a principal investment strategy, the Fund may utilize swap agreements including, but not limited to, equity swaps, as a means to gain exposure to certain companies or countries, provided Janus Capital believes such use will assist the Fund in tracking the Underlying Index. Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Non-Index Investments

Although not considered a principal investment strategy, the Fund may invest in investments that are not included in the Underlying Index, but which Janus Capital believes will help the Fund track the Underlying Index. Such investments include common stocks, ADRs, GDRs, shares of other investment companies, and cash and cash equivalents, including money market funds. There may be instances where a stock is removed from the Underlying Index but Janus Capital may elect to hold it for tax-related purposes, or where the Fund receives non-Underlying Index stocks in a corporate action and does not sell the stocks until the next rebalance date. Janus Capital may also choose to hold non-Underlying Index stocks due to an optimization methodology to more efficiently track the Underlying Index. Use of an optimization methodology would entail the use of a program or model designed to identify securities that are not included in the Underlying Index, but would be expected to behave similarly to securities that are in the Underlying Index.

RISKS OF THE FUND

The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Fund. The Fund invests substantially all of its assets in small-, mid- and large capitalization stocks. The following information is intended to help you better understand some of the risks of investing in the Fund. The impact of the following risks on the Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in the Fund, you should consider carefully the risks that you assume when investing in the Fund.

Index Tracking Risk.  Tracking error refers to the risk that Janus Capital may not be able to cause the Fund’s performance to match or correlate to that of the Underlying Index, either on a daily or aggregate basis. There are a number of factors that may contribute to the Fund’s tracking error, such as Fund expenses, imperfect correlation between the Fund’s investments and those of the Underlying Index, rounding of share prices, the timing or magnitude of changes to the composition of the Underlying Index, regulatory policies, and a high portfolio turnover rate. The Fund incurs operating expenses not applicable to the Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual, or other period performance of the Underlying Index. Tracking error may cause the Fund’s performance to be less than expected.

Passive Investment Risk.  The Fund is not actively managed. Therefore, unless a specific security is removed from the Underlying Index, or the selling of shares of that security is otherwise required upon a rebalancing of the Underlying Index pursuant to the Underlying Index methodology, the Fund generally would not sell a security because the security’s issuer was in financial trouble. If a specific security is removed from the Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security’s current market value. An investment in the Fund involves risks similar to those of investing in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. It is anticipated that the value of Fund shares will decline, more or less, in correspondence with any decline in value of the Underlying Index.

The Underlying Index may not contain the appropriate mix of securities for any particular point in the business cycle of the overall economy, particular economic sectors, or narrow industries within which the commercial activities of the companies composing the portfolio securities holdings of the Fund are conducted, and the timing of movements from one type of security to another in seeking to replicate the Underlying Index could have a negative effect on the Fund. Unlike with an actively managed fund, Janus Capital does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

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Fluctuation of NAV.  The NAV of the Fund shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the NASDAQ. It cannot be predicted whether Fund shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Underlying Index trading individually or in the aggregate at any point in time. In addition, during periods of significant volatility, the liquidity of the underlying securities held by the Fund may affect the Fund’s trading prices. While the creation/redemption feature is designed to make it likely that Fund shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. An absence of trading in shares of the Fund, or a high volume of trading in the Fund, may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Fund shares at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses. Further, the securities held by the Fund may be traded in markets that close at a different time than the NASDAQ. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the NASDAQ is open but after the applicable market closing, bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV may widen. Similarly, the NASDAQ may be closed at times or days when markets for securities held by the Fund are open, which may increase bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV when the NASDAQ re-opens.

Transaction and Spread Risk.  Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility and trading halts affecting any of the Fund’s portfolio securities may cause increased bid/ask spreads. Due to the costs of buying or selling shares, including bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Trading Issues Risk.  Trading in shares on the NASDAQ may be halted due to market conditions or for reasons that, in the view of the NASDAQ, make trading in shares inadvisable. In addition, trading in shares on the NASDAQ is subject to trading halts caused by extraordinary market volatility pursuant to the NASDAQ “circuit breaker” rules. There can be no assurance that the requirements of the NASDAQ necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. While the creation/redemption feature is designed to make it likely that shares will trade close to the Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases shares at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses. In addition, during periods of significant volatility, the liquidity of the underlying securities held by the Fund may affect the Fund’s trading prices. For example, when the Fund’s underlying securities trade on foreign exchanges that are closed when the securities exchange on which the Fund’s shares trade is open, this may result in deviations between the current price of such an underlying security and the last quoted price for the underlying security. This could result in premiums or discounts to the Fund’s NAV. During a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Fund’s shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.

ADR/GDR Risk.  To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent ownership in foreign securities, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.

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Swap Risk.  Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund.

Foreign Exposure Risk.  The Fund may invest in foreign equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. With respect to investments in securities of issuers or companies that are economically tied to different countries throughout the world, securities may be deemed to be economically tied to a particular country based on such factors as the issuer’s country of incorporation, primary listing, and other factors including, but not limited to operations, revenues, headquarters, management, and shareholder base. Investments in foreign securities, may involve greater risks than investing in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company. These factors include:

•

Currency Risk.  As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, the value of the security may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

•

Political and Economic Risk.  Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

•

Regulatory Risk.  There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

•

Foreign Market Risk.  Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on the Fund. Such factors may hinder the Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.

•

Geographic Investment Risk.  To the extent the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

•	Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

•	Settlement Delays. Foreign securities have different settlement procedures which may lead to delays in the Fund’s settlement of certain portfolio transactions.

Eurozone Risk.  A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result,

11½Janus Detroit Street Trust

financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. To the extent that the Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

These risks are described further in the SAI.

INFORMATION REGARDING THE UNDERLYING INDEX

The Underlying Index is composed of stocks of companies selected by the Index Provider that are positioned to profit from servicing the obese. A company is deemed to service the obese by the Index Provider if its business is focused: (1) on obesity and obesity related disease including diabetes, high blood pressure, cholesterol, heart disease, stroke, and sleep apnea; or (2) on weight loss programs, weight loss supplements, or plus sized apparel. For a company to be deemed to service the obese, its obesity-related business as defined above must be a material driver of its current and future business. 100% of the companies in the Underlying Index will be obesity companies. For at least 80% of the Underlying Index, on a capitalization-weighted basis, a majority of a company’s revenues, sales, or assets comes from obesity business. The Index Provider may solicit public comment from time to time on companies that it should consider as eligible for inclusion in the Underlying Index.

For detailed information on how stocks are selected for inclusion in the Underlying Index, see the Solactive Obesity Index Methodology document, available at the Index Provider’s website.

The Underlying Index is compiled and administered by Solactive AG.

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MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund’s investment portfolio and furnishes continuous advice and recommendations concerning the Fund’s investments. Janus Capital also provides certain administration and other services and is responsible for other business affairs of the Fund.

Janus Capital (together with its predecessors and affiliates) has served as investment adviser to Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson funds, including Janus Henderson exchange-traded funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.

Janus Capital has received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).

Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and reallocate the Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). Janus Capital, subject to oversight and supervision by the Trustees, has responsibility to oversee any subadviser to the Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of subadvisers for the Fund. The order also permits the Fund to disclose subadvisers’ fees only in the aggregate in the SAI. In the event that Janus Capital hires a new subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the new subadviser and subadvisory agreement within 90 days.

MANAGEMENT EXPENSES

Under its unitary fee structure, the Fund pays Janus Capital a “Management Fee” in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses.

The Fund’s Management Fee is calculated daily and paid monthly. The Fund’s advisory agreement details the Management Fee and other expenses that the Fund must pay.

The following table reflects the Fund’s contractual Management Fee rate (expressed as an annual rate) from commencement of operations on June 8, 2016 through October 31, 2018. The rate shown was a fixed rate based on the Fund’s average daily net assets.

Fund Name	Average Daily Net Assets of the Fund	Contractual Management Fee (%) (annual rate)
The Obesity ETF	All Asset Levels	0.50

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Effective November 1, 2018, the Fund implemented a new management fee rate schedule, as shown in the table below (expressed as an annual rate). The rates shown are fixed rates based on the Fund’s daily net assets.

Fund Name	Daily Net Assets of the Fund	Contractual Management Fee % (annual rate)
The Obesity ETF	$0-$500 million	0.35
	Next $500 million	0.28
	Over $1 billion	0.20

The chart below shows the Fund’s hypothetical, blended fee rate based on the Fund’s daily net assets at varying asset levels.

Fund Assets	Hypothetical Effective Blended Rate Management Fee (%) (annual rate)
$500 million	0.35
$750 million	0.327
$1.0 billion	0.315
$1.25 billion	0.292
$1.5 billion	0.277
$2.0 billion	0.258
$2.5 billion	0.246
$3.0 billion	0.238
$4.0 billion	0.229
$5.0 billion	0.223
$6.0 billion	0.219

A discussion regarding the basis for the Trustees’ approval of the Fund’s investment advisory agreement is included in the Fund’s annual report (for the period ending October 31) or semiannual report (for the period ending April 30) to shareholders. You can request the Fund’s annual or semiannual reports (as they become available), free of charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, or by contacting a Janus representative at 1-800-668-0434. The reports are also available, free of charge, at janushenderson.com/info.

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INVESTMENT PERSONNEL

The Obesity ETF

Co-Portfolio Managers Benjamin Wang and Scott M. Weiner are jointly responsible for the day-to-day management of the Fund, with no limitation on the authority of any co-portfolio manager in relation to the others.

Benjamin Wang, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since June 2016. He is also Portfolio Manager of other Janus accounts. Mr. Wang joined Janus Capital in November 2014 following Janus Capital’s acquisition of VelocityShares, LLC. Prior to joining Janus Capital, Mr. Wang was Vice President at VelocityShares, LLC from 2012 to 2014, and an execution trader at Goldman Sachs Asset Management from 2007 to 2011. He holds a Bachelor of Science degree and a Master of Engineering in Computer Science from the Massachusetts Institute of Technology, and a Master of Science degree in Financial Engineering from Columbia University. Mr. Wang holds the Chartered Financial Analyst designation.

Scott M. Weiner, DPhil, is Co-Portfolio Manager of the Fund, which he has co-managed since June 2016. He is also Portfolio Manager of other Janus accounts. Mr. Weiner joined Janus Capital in November 2014 following Janus Capital’s acquisition of VelocityShares, LLC. Prior to joining Janus Capital, Mr. Weiner was Managing Director at VelocityShares, LLC from 2011 to 2014, and Managing Director and U.S. Head of Equity Derivatives and Quantitative Strategy at Deutsche Bank from 2005 to 2010. He holds a Finance degree from the Wharton School of the University of Pennsylvania, a Master’s degree in Economics from the University of Oxford, and also received his Doctorate in Economics from the University of Oxford.

Information about the portfolio managers’ compensation structure and other accounts managed is included in the SAI.

Conflicts of Interest

Janus Capital manages many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades.

In addition, from time to time, Janus Capital or its affiliates may, subject to compliance with applicable law, purchase and hold shares of the Fund for their own accounts, or may purchase shares of the Fund for the benefit of their clients, including other Janus Henderson Funds. Increasing the Fund’s assets may enhance the Fund’s profile with financial intermediaries and platforms, investment flexibility and trading volume. Janus Capital and its affiliates reserve the right, subject to compliance with applicable law, to dispose of at any time some or all of the shares of the Fund acquired for their own accounts or for the benefit of their clients. A large sale of Fund shares by Janus Capital or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility or trading volume. Janus Capital considers the effect of redemptions on the Fund and other shareholders in deciding whether to dispose of its shares of the Fund.

Janus Capital believes it has appropriately designed and implemented policies and procedures to mitigate these and other potential conflicts of interest. A further discussion of potential conflicts of interest and policies and procedures intended to mitigate them is contained in the Fund’s SAI.

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OTHER INFORMATION

DISTRIBUTION OF THE FUND

Creation Units for the Fund are distributed by ALPS Distributors, Inc. (the “Distributor”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.

INDEX PROVIDER

Solactive AG (“Solactive” or the “Index Provider”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Solactive to use the Underlying Index.

Disclaimers

Neither Solactive nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Solactive without regard to Janus Capital or the Fund. Solactive has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Solactive is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH SOLACTIVE SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. SOLACTIVE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. SOLACTIVE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually.

Distribution Schedule

Dividends from net investment income are generally declared and distributed to shareholders quarterly. Distributions of net capital gains are declared and distributed at least annually. Dividends may be declared and paid more frequently to improve Underlying Index tracking or to comply with the distribution requirements of the Internal Revenue Code. The date you receive your distribution may vary depending on how your intermediary processes trades. Dividend payments are made through Depository Trust Company (“DTC”) participants and indirect participants to beneficial owners then of record with proceeds received from the Fund. Please consult your intermediary for details.

How Distributions Affect the Fund’s NAV

Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed income and net capital gains are included in the Fund’s daily NAV. The Fund’s NAV drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund’s NAV was $10.00 on December 30, the Fund’s NAV on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable fund do not increase the value of your investment and may create income tax obligations.

No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES

As with any investment, you should consider the tax consequences of investing in the Fund. The following is a general discussion of certain federal income tax consequences of investing in the Fund. The discussion does not apply to qualified tax-advantaged accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser regarding the effect that an investment in the Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.

Taxes on Distributions

Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares. The Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service (“IRS”).

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Taxes on Sales

Any time you sell the shares of the Fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility.

U.S. federal income tax withholding may be required on all distributions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the IRS that they are subject to backup withholding. The current backup withholding rate is applied.

For shares purchased and sold from a taxable account, your intermediary will report cost basis information to you and to the IRS. Your intermediary will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your intermediary’s default method, which is often the average cost method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.

Taxation of the Fund

Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes.

Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all its net investment income and net capital gains. It is important for the Fund to meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in a partnership, however, it may be subject to state tax liabilities.

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SHAREHOLDER’S GUIDE

The Fund issues or redeems its shares at NAV per share only in Creation Units. Shares of the Fund are listed for trading on a national securities exchange and trade on the secondary market during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. There is no minimum investment. When buying or selling Fund shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and offered price in the secondary market on each purchase and sale transaction. Fund shares are traded on the NASDAQ under the trading symbol SLIM. Share prices are reported in dollars and cents per share.

Authorized Participants may acquire Fund shares directly from the Fund, and Authorized Participants may tender their Fund shares for redemption directly to the Fund, at NAV per share, only in Creation Units and in accordance with the procedures described in the SAI.

PRICING OF FUND SHARES

The per share NAV of the Fund is computed by dividing the total value of the Fund’s portfolio, less any liabilities, by the total number of outstanding shares of the Fund. The Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open. However, the NAV may still be calculated if trading on the NYSE is restricted, provided there is sufficient pricing information available for the Fund to value its securities, or as permitted by the SEC. Foreign securities held by the Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Fund’s holdings may change on days that are not Business Days in the United States and on which you will not be able to purchase or sell the Fund’s shares.

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates.

The value of the securities of mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

All purchases, sales, or other account activity must be processed through your financial intermediary or plan sponsor.

DISTRIBUTION AND SERVICING FEES

Distribution And Shareholder Servicing Plan

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay the Distributor or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the shares of the Fund. However, payment of a 12b-1 Plan fee has not been authorized at this time.

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Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.

The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so and the imposition of or increase in the 12b-1 fee is first approved by the Fund’s shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized and payments are made, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

From their own assets, Janus Capital or its affiliates pay selected brokerage firms or other financial intermediaries for making certain funds available to their clients or otherwise distributing, promoting or marketing the funds. Janus Capital or its affiliates also make payments to one or more intermediaries for information about transactions and holdings in the funds, such as the amount of fund shares purchased, sold or held through the intermediary and or its salespersons, the intermediary platform(s) on which shares are transacted and other information related to the funds. Payments made by Janus Capital and its affiliates may eliminate or reduce trading commissions that the intermediary would otherwise charge its customers or its salespersons in connection with the purchase or sale of certain funds. Payment by Janus Capital or its affiliates to eliminate or reduce a trading commission creates an incentive for salespersons of the intermediary to sell the Janus Henderson funds over other funds for which a commission would be charged. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different intermediaries. Janus Capital may determine to make payments based on any number of factors or metrics. For example, Janus Capital may make payments at year-end and/or other intervals in a fixed amount, an amount based upon an intermediary’s services at defined levels, an amount based upon the total assets represented by funds subject to arrangements with the intermediary, or an amount based on the intermediary’s net sales of one or more funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. More information regarding these payments is contained in the SAI.

With respect to non-exchange-traded Janus Henderson funds not offered in this Prospectus, Janus Capital or its affiliates pay fees, from their own assets, to selected brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries that sell the Janus Henderson funds for distribution, marketing, promotional, or related services, and/or for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services. Shareholders investing through an intermediary should consider whether such arrangements exist when evaluating any recommendations from an intermediary.

In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Janus Henderson funds. Janus Capital or its affiliates may make payments to participate in intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other funds (or non-mutual fund investments), with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to

20½Janus Detroit Street Trust

elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund. Please contact your financial intermediary or plan sponsor for details on such arrangements.

PURCHASING AND SELLING SHARES

Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund shares listing will continue or remain unchanged. The Fund does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling the Fund’s shares involves certain costs that apply to all securities transactions. When buying or selling shares of the Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares.

The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity. Shares of the Fund may be acquired through the Distributor or redeemed directly with the Fund only in Creation Units or multiples thereof, as discussed in the “Creation and Redemption of Creation Units” section of the SAI. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Fund’s primary listing exchange is the NASDAQ. The NASDAQ is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A “Business Day” with respect to the Fund is each day the NASDAQ is open. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day. On days when the NASDAQ closes earlier than normal, the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. In addition, to minimize brokerage and other related trading costs associated with securities that cannot be readily transferred in-kind, the Fund may establish early trade cut-off times for Authorized Participants to submit orders for Creation Units, in accordance with the 1940 Act. See the SAI for more information.

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if it is unable to verify a shareholder’s identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary’s Anti-Money Laundering Program.

In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Continuous Offering

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used

21½Janus Detroit Street Trust

in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Book Entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The DTC or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other exchange-traded securities that you hold in book-entry or “street name” form.

Share Prices

The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions, and other factors. Information regarding the intra-day net asset value of the Fund is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are primarily listed or by market data vendors or other information providers. The intra-day net asset value calculations are estimates of the value of the Fund’s NAV per Fund share based on the current market value of the securities and/or cash included in the Fund’s intra-day net asset value basket. The intra-day net asset value does not necessarily reflect the precise composition of the current portfolio of securities and instruments held by the Fund at a particular point in time or the best possible valuation of the current portfolio. For example, the intra-day net asset value is based on quotes and closing prices from the securities’ local market and may not reflect events that occur subsequent to the local market’s close. Therefore, the intra-day net asset value should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The intra-day net asset value is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities and instruments included in the Fund’s intra-day net asset value basket. The Fund is not involved in, or responsible for, the calculation or dissemination of the intra-day net asset value and makes no representation or warranty as to its accuracy. An inaccuracy in the intra-day net asset value could result from various factors, including the difficulty of pricing portfolio instruments on an intra-day basis.

Premiums and Discounts

There may be differences between the daily market prices on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. See “Pricing of Fund Shares” above. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the national securities exchange on which shares of the Fund are primarily listed for trading, as of the time

22½Janus Detroit Street Trust

that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above, or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and the Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV. A discount or premium could be significant. Information regarding the frequency of daily premiums or discounts, generally at the time the NAV is calculated, during the Fund’s four previous calendar quarters is available at janushenderson.com/performance by selecting the Fund for additional details.

Investments by Other Investment Companies

The Trust and the Fund are part of the Janus Henderson family of funds and are related for purposes of investor and investment services, as defined in Section 12(d)(1)(G) of the 1940 Act.

For purposes of the 1940 Act, Fund shares are issued by a registered investment company and purchases of Fund shares by registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the Act are subject to the restrictions set forth in Section 12(d)(1) of the Act, except as permitted by an exemptive order of the SEC. The SEC has granted the Trust such an order to permit registered investment companies to invest in Fund shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company first enter into a written agreement with the Trust regarding the terms of the investment.

EXCESSIVE TRADING

Frequent trading of Fund shares does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capital gains by the Fund, or otherwise harm Fund shareholders. The vast majority of trading in Fund shares occurs on the secondary market. Because these trades do not involve the Fund, they do not harm the Fund or its shareholders. A few institutional investors are authorized to purchase and redeem Fund shares directly with the Fund. Because these trades typically are effected in kind (i.e., for securities and not for cash), they do not cause any of the harmful effects to the issuing fund (as previously noted) that may result from frequent cash trades. For these reasons, the Trustees of the Fund have determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market timing of Fund shares. However, the Fund’s policies and procedures regarding frequent purchases and redemptions may be modified by the Trustees at any time.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

Each business day, the Fund’s portfolio holdings information is provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. In addition, on each business day before commencement of trading in shares on the NASDAQ, the Fund will disclose on janushenderson.com/info the identities and quantities of each portfolio position held by the Fund that will form the basis for the Fund’s calculation of the NAV per share at the end of the business day. The Fund is also required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders.

For additional information on these disclosures and the availability of portfolio holdings information, please refer to the Fund’s SAI.

SHAREHOLDER COMMUNICATIONS

Statements and Reports

Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.

Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund’s investments and the market value of such investments, as well as other

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information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Fund’s fiscal year ends October 31.

Lost (Unclaimed/Abandoned) Accounts

It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor is unable to locate the shareholder, then the financial intermediary or plan sponsor is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund share. The information for the fiscal periods shown has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.

The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

For a share outstanding during each year or period ended October 31	2018	2017	2016(1)
Net asset value, beginning of period	$28.60	$22.48	$25.27
Income/(loss) from investment operations:
Net investment income/(loss)(2)	0.16	0.18	0.05
Net realized and unrealized gain/(loss)	5.50	6.11	(2.78)
Total from investment operations	5.66	6.29	(2.73)
Less dividends and distributions:
Dividends (from net investment income)	(0.15)	(0.17)	(0.05)
Return of capital	—	—	(0.01)
Total dividends and distributions	(0.15)	(0.17)	(0.06)

Net asset value, end of period	$34.11	$28.60	$22.48

Total return*	19.79%	28.05%	(10.79)%
Net assets, end of period (in thousands)	$10,232	$2,860	$2,248
Average net assets for the period (in thousands)	$5,794	$2,543	$2,478
Ratios to average net assets**:
Ratio of gross expenses	0.50%	0.50%	0.50%
Ratio of net investment income/(loss)	0.45%	0.71%	0.48%
Portfolio turnover rate(3)	67%	44%	20%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

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You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, or by contacting a Janus representative at 1-800-668-0434. The Fund’s Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/info. Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports. In the Fund’s annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. Reports and other information about the Funds are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com/info

151 Detroit Street

Denver, CO 80206-4805

1-800-668-0434

The Trust’s Investment Company Act File No. is 811-23112.

February 28, 2019

Ticker
The Organics ETF	ORG
Principal U.S. Listing Exchange: The NASDAQ Stock Market LLC

Janus Detroit Street Trust

Prospectus

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your broker-dealer or other financial intermediary (such as a bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your broker-dealer or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your broker-dealer or other financial intermediary. Your election to receive reports in paper will apply to all Funds held in your account at your broker-dealer or other financial intermediary.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes The Organics ETF (the “Fund”), a portfolio of Janus Detroit Street Trust (the “Trust”). Janus Capital Management LLC (“Janus Capital” or “Janus”) serves as investment adviser to the Fund.

Shares of the Fund are not individually redeemable and the owners of Fund shares may purchase or redeem shares from the Fund in Creation Units only, in accordance with the terms set forth in this Prospectus. The purchase and sale price of individual Fund shares trading on an exchange may be below, at or above the most recently calculated net asset value for Fund shares.

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FUND SUMMARY

The Organics ETF

Ticker:    ORG

INVESTMENT OBJECTIVE

The Organics ETF seeks investment results that correspond generally to the performance, before fees and expenses, of an index which is designed to track the performance of companies globally that are positioned to profit from increasing demand for organic products, including companies which service, produce, distribute, market or sell organic food, beverages, cosmetics, supplements, or packaging. The Adviser believes organic products are generally environmentally responsible and more likely to be sustainable.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the table or in the example below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%

(1)

The Fund’s Management Fee is a “unitary” fee that is designed to pay substantially all operating expenses, except for distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Management Fee has been restated from 0.50% to 0.35% to reflect a new management fee rate schedule effective November 1, 2018.

EXAMPLE:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 36	$ 113	$ 197	$ 443

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks that comprise the Solactive Organics Index (“Underlying Index”). The Underlying Index is designed to track the performance of companies globally that are positioned to profit from increasing demand for organic products, including companies which service, produce, distribute, market or sell organic food, beverages, cosmetics, supplements, or packaging. Under normal circumstances, the Fund expects to invest substantially all of its assets in securities included in the Underlying Index, using a replication strategy as discussed below. The Fund may invest in companies of any capitalization, although at least 90% of the companies will have a capitalization of at least $100 million. The Fund may invest in foreign issuers, including emerging markets. Stocks included in the Underlying Index may include common shares traded on local exchanges, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs represent ownership interests in shares of foreign companies that are held in financial institution custodial accounts, and are traded on exchanges in the United States and around the world.

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The Fund is classified as nondiversified, which allows it to hold larger positions in a smaller number of companies, compared to a fund that is classified as diversified.

The Underlying Index, the Solactive Organics Index, was created by and is maintained by Solactive AG (“Solactive” or the “Index Provider”). The Underlying Index is reconstituted on a semi-annual basis, rebalanced on a quarterly basis, and the Fund is rebalanced quarterly based on changes to the Underlying Index. The Fund uses a “passive,” index-based approach in seeking performance that corresponds to the performance of the Underlying Index. The underlying securities are weighted according to their market capitalization relative to other securities in the Underlying Index, and capped so that no security will represent more than 20% of the Underlying Index at the time of an index reconstitution or rebalance. Due to market movement between rebalancing and reconstitution of the Underlying Index, an underlying security may represent more than 20% of the Underlying Index at any given time, and thus may represent more than 20% of the Fund’s assets at any given time.

The Fund will generally use a replication methodology, meaning it will invest in the securities composing the Underlying Index in proportion to the weightings in the Underlying Index. However, the Fund may utilize a sampling methodology under various circumstances in which it may not be possible or practicable to purchase all of the securities in the Underlying Index. Janus Capital expects that over time, if the Fund has sufficient assets, the correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index will be 95% or better. A figure of 100% would indicate perfect correlation.

Under normal circumstances, the Fund expects to invest substantially all of its assets in securities included in the Underlying Index, although it may invest up to 20% its assets in other securities that Janus Capital believes will help the Fund track the Underlying Index. Such investments include stocks, shares of other investment companies, cash and cash equivalents, including money market funds.

To the extent the Underlying Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Underlying Index. As of February 1, 2019, approximately 34% and 27% of the Underlying Index was represented by companies in the Packaged Foods & Meats and Specialty Chemicals industries, respectively. For more recent information, see the Fund’s daily portfolio holdings posted on the ETF portion of the Janus Henderson website.

The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

PRINCIPAL INVESTMENT RISKS

The Fund’s returns and yields will vary, and you could lose money. The principal risks and special considerations associated with investing in the Fund are set forth below.

Market Risk.  The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The Underlying Index has exposure to the small-, mid- and/or large capitalization sectors of the stock market, and therefore at times the Fund may underperform the overall stock market.

Equity Investing Risk.  The Fund’s investment in the securities composing the Underlying Index involves risks of investing in a portfolio of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

Concentration Risk.  The Fund focuses its investments in organic products companies. Because of this, companies in the Fund’s portfolio may share common characteristics and may be more sensitive to factors such as consumer demand, consumer confidence and spending, environmental factors and production costs. As a result, the Fund may be subject to greater risks and the value of its investments may fluctuate more than a fund that does not focus its investments. In addition, the Fund’s assets will generally be concentrated in an industry or group of industries to the extent that the Fund’s Underlying Index concentrates in a particular industry or group of industries. To the extent the Fund invests a substantial portion of its assets in an industry or group of industries, market or economic factors impacting that industry or group of industries could have a significant effect on the value of the Fund’s investments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Additionally, the Fund’s performance may

3½The Organics ETF

be more volatile when the Fund’s investments are less diversified across industries. The Fund’s assets will not be concentrated if the Underlying Index does not concentrate in a particular industry or group of industries.

•

Packaged Food and Meats Concentration Risk.  Packaged food and meats companies may be affected by extensive government regulations and investigations, quality control issues, sales by independent distributors and outbreaks of animal disease. Such companies are also subject to significant liability should the consumption of any of their products cause illness or physical harm. Changes in consumer tastes can also affect the demand for, and success of, packaged food and meats in the marketplace.

•

Specialty Chemicals Concentration Risk.  The Specialty Chemicals industry may be significantly effected by intense competition, product obsolescence, raw materials prices, and government regulation, and may be subject to risks associated with the production, handling and disposal of hazardous components, and litigation arising out of environmental contamination.

Small- and Mid-Sized Companies Risk.  The Fund’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. Securities issued by micro-capitalization companies tend to be significantly more volatile, and more vulnerable to adverse business and economic developments, than those of larger companies.

Growth Securities Risk.  Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole, and other types of securities.

Foreign Exposure Risk.  The Fund may have exposure to foreign markets as a result of its investments in foreign securities, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value per share (“NAV”) may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.

Eurozone Risk.  A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). To the extent that the Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Nondiversification Risk.  The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended (“1940 Act”). This gives the Fund’s portfolio managers more flexibility to hold larger positions in a smaller number of securities. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s NAV and total return.

Methodology and Model Risk.  Neither the Fund nor Janus Capital can offer assurances that tracking the Underlying Index will capture the growth of companies positioned to benefit from the growing demand in organic goods and services, or be appropriate for every investor seeking a particular risk profile. Underlying Index risks include, but are not limited to, the risk that the factors used to determine the components of the Underlying Index, as applied by the Index Provider in accordance with the Underlying Index methodology, might not select securities that individually, or in the aggregate, are positioned to benefit from the growing demand for organic goods and services.

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Passive Investment Risk.  The Fund is not actively managed and therefore the Fund might not sell shares of a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Underlying Index or the selling of shares is otherwise required upon a rebalancing of the Underlying Index.

Early Close/Trading Halt Risk.  An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Index Tracking Risk.  The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to fully replicate the Underlying Index. In addition, the Fund may hold fewer than the total number of securities in the Underlying Index. Further, the Fund may hold securities or other investments not included in the Underlying Index but which Janus Capital believes will help the Fund track the Underlying Index. Such investments may not perform as expected.

Index Provider Risk.  The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of the Underlying Index, as published by the Index Provider. There is no assurance that the Index Provider will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Underlying Index is designed to achieve, the Index Provider generally does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in such index, and it generally does not guarantee that the Underlying Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.

Trading Issues Risk.  Although Fund shares are listed for trading on The NASDAQ Stock Market LLC (“NASDAQ”), there can be no assurance that an active trading market for such shares will develop or be maintained. The lack of an active market for Fund shares, as well as periods of high volatility, disruptions in the creation/redemption process, or factors affecting the liquidity of the underlying securities held by the Fund, may result in the Fund’s shares trading at a premium or discount to its NAV. If an investor purchases shares at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the investor may sustain losses.

Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the NASDAQ, make trading in Fund shares inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to the NASDAQ “circuit breaker” rules. There can be no assurance that the requirements of the NASDAQ necessary to maintain the Fund’s listing will continue to be met or will remain unchanged.

During a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Fund’s shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.

Fluctuation of NAV.  The NAV of the Fund shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the NASDAQ. An absence of trading in shares of the Fund, or a high volume of trading in the Fund, may result in trading prices that differ significantly from the Fund’s NAV. It cannot be predicted whether Fund shares will trade below, at or above the Fund’s NAV. If an investor purchases shares at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses. Further, the securities held by the Fund may be traded in markets that close at a different time than the NASDAQ. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the NASDAQ is open but after the applicable market closing, bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV may widen. Similarly, the NASDAQ may be closed at times or days when markets for securities held by the Fund are open, which may increase bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV when the NASDAQ re-opens.

Authorized Participant Risk.  The Fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. To the extent that those APs exit the business or are unable to process creation

5½The Organics ETF

and/or redemption orders, and no other AP is able to step forward to create and redeem in either of these cases, shares may trade like closed-end fund shares at a premium or a discount to NAV and possibly face delisting.

Securities Lending Risk.  The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index and the index the Fund seeks to track. The indices are not available for direct investment. All figures assume reinvestment of dividends and distributions.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-800-668-0434.

The Organics ETF

Annual Total Returns (calendar year-end)

Best Quarter: 2nd Quarter 2017 17.02% Worst Quarter: 4th Quarter 2018 –21.69%

Average Annual Total Returns (periods ended 12/31/18)
	1 year	Since Inception 6/8/2016
The Organics ETF
Return Before Taxes	–27.09%	–0.30%
Return After Taxes on Distributions	–27.18%	–0.45%
Return After Taxes on Distributions and Sale of Fund Shares(1)	–15.80%	–0.14%
Solactive Organics Index(2) (reflects no deductions for fees(2), expenses or taxes)	–26.97%	0.01%
MSCI All Country World Index (reflects no deductions for fees, expenses or taxes, except foreign withholding taxes)	–9.42%	6.25%

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

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After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

MANAGEMENT

Investment Adviser:  Janus Capital Management LLC

Portfolio Managers:  Benjamin Wang, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since June 2016. Scott M. Weiner, DPhil, is Co-Portfolio Manager of the Fund, which he has co-managed since June 2016.

PURCHASE AND SALE OF FUND SHARES

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at NAV in large increments called “Creation Units” (25,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” Janus Capital may modify the Creation Unit size with prior notification to the Fund’s Authorized Participants. See the ETF portion of the Janus Henderson website for the Fund’s current Creation Unit size. The Fund will generally issue or redeem Creation Units in exchange for portfolio securities (and an amount of cash) that the Fund specifies each day. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund.

Shares of the Fund are listed and trade on the NASDAQ, and individual investors can purchase or sell shares in much smaller increments for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account). A sale of Fund shares may result in a capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), Janus Capital and/or its affiliates may pay broker-dealers or intermediaries for the sale and/or maintenance of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND

FEES AND EXPENSES

Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus. The fees and expenses shown were determined based on net assets as of the Fund’s most recent fiscal year ended October 31, 2018.

•

“Annual Fund Operating Expenses” are paid out of the Fund’s assets. You do not pay these fees directly but, as the Example in the Fund Summary shows, these costs are borne indirectly by all shareholders.

•

The “Management Fee” is the rate paid by the Fund to Janus Capital for providing certain services. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).

•	“Other Expenses”
°

include taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, securities lending expenses, and extraordinary expenses (such as litigation and indemnification expenses).

°

include acquired fund fees and expenses, which are indirect expenses the Fund may incur as a result of investing in shares of an underlying fund. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. Such amounts are currently estimated to be less than 0.01%.

ADDITIONAL INVESTMENT STRATEGIES AND GENERAL PORTFOLIO POLICIES

The Fund’s Board of Trustees (“Trustees”) may change the Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days or as soon as reasonably practicable before making any such change it considers material. In addition, the Fund will provide shareholders with at least 60 days’ notice prior to changing the 80% investment policy. If there is a material change to the Fund’s objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

The Fund’s portfolio holdings are disclosed on its website daily after the close of trading on the exchange and prior to the opening of trading on the exchange the following day. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI. Information about the premiums and discounts at which the Fund’s shares have traded is available at janushenderson.com/performance by selecting the Fund for additional details.

Unless otherwise stated, the following additional investment strategies and general policies apply to the Fund and provide further information including, but not limited to, the types of securities the Fund may invest in when implementing its investment objective. Some of these strategies and policies may be part of a principal strategy. Other strategies and policies may be utilized to a lesser extent. Except for the Fund’s policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of initial purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities and may continue to purchase such securities in order to track the Underlying Index.

Securities Lending

Although not considered a principal investment strategy, the Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease

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below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. To the extent Janus Capital manages the cash collateral in an affiliated cash management vehicle, it will receive an investment advisory fee for managing such assets.

Swaps

Although not considered a principal investment strategy, the Fund may utilize swap agreements including, but not limited to, equity swaps, as a means to gain exposure to certain companies or countries, provided Janus Capital believes such use will assist the Fund in tracking the Underlying Index. Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Non-Index Investments

Although not considered a principal investment strategy, the Fund may invest in investments that are not included in the Underlying Index, but which Janus Capital believes will help the Fund track the Underlying Index. Such investments include common stocks, ADRs, GDRs, shares of other investment companies, and cash and cash equivalents, including money market funds. There may be instances where a stock is removed from the Underlying Index but Janus Capital may elect to hold it for tax-related purposes, or where the Fund receives non-Underlying Index stocks in a corporate action and does not sell the stocks until the next rebalance date. Janus Capital may also choose to hold non-Underlying Index stocks due to an optimization methodology to more efficiently track the Underlying Index. Use of an optimization methodology would entail the use of a program or model designed to identify securities that are not included in the Underlying Index, but would be expected to behave similarly to securities that are in the Underlying Index.

RISKS OF THE FUND

The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Fund. The Fund invests substantially all of its assets in small-, mid- and large capitalization stocks. The following information is intended to help you better understand some of the risks of investing in the Fund. The impact of the following risks on the Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in the Fund, you should consider carefully the risks that you assume when investing in the Fund.

Index Tracking Risk.  Tracking error refers to the risk that Janus Capital may not be able to cause the Fund’s performance to match or correlate to that of the Underlying Index, either on a daily or aggregate basis. There are a number of factors that may contribute to the Fund’s tracking error, such as Fund expenses, imperfect correlation between the Fund’s investments and those of the Underlying Index, rounding of share prices, the timing or magnitude of changes to the composition of the Underlying Index, regulatory policies, and a high portfolio turnover rate. The Fund incurs operating expenses not applicable to the Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual, or other period performance of the Underlying Index. Tracking error may cause the Fund’s performance to be less than expected.

Passive Investment Risk.  The Fund is not actively managed. Therefore, unless a specific security is removed from the Underlying Index, or the selling of shares of that security is otherwise required upon a rebalancing of the Underlying Index pursuant to the Underlying Index methodology, the Fund generally would not sell a security because the security’s issuer was in financial trouble. If a specific security is removed from the Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security’s current market value. An investment in the Fund involves risks similar to those of investing in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. It is anticipated that the value of Fund shares will decline, more or less, in correspondence with any decline in value of the Underlying Index.

The Underlying Index may not contain the appropriate mix of securities for any particular point in the business cycle of the overall economy, particular economic sectors, or narrow industries within which the commercial activities of the companies composing the portfolio securities holdings of the Fund are conducted, and the timing of movements from one type of security to another in seeking to replicate the Underlying Index could have a negative effect on the Fund. Unlike with an actively managed fund, Janus Capital does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s

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performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Fluctuation of NAV.  The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the NASDAQ. It cannot be predicted whether Fund shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Underlying Index trading individually or in the aggregate at any point in time. In addition, during periods of significant volatility, the liquidity of the underlying securities held by the Fund may affect the Fund’s trading prices. While the creation/redemption feature is designed to make it likely that Fund shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. An absence of trading in shares of the Fund, or a high volume of trading in the Fund, may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Fund shares at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses. Further, the securities held by the Fund may be traded in markets that close at a different time than the NASDAQ. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the NASDAQ is open but after the applicable market closing, bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV may widen. Similarly, the NASDAQ may be closed at times or days when markets for securities held by the Fund are open, which may increase bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV when the NASDAQ re-opens.

Transaction and Spread Risk.  Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility and trading halts affecting any of the Fund’s portfolio securities may cause increased bid/ask spreads. Due to the costs of buying or selling shares, including bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Trading Issues Risk.  Trading in shares on the NASDAQ may be halted due to market conditions or for reasons that, in the view of the NASDAQ, make trading in shares inadvisable. In addition, trading in shares on the NASDAQ is subject to trading halts caused by extraordinary market volatility pursuant to the NASDAQ “circuit breaker” rules. There can be no assurance that the requirements of the NASDAQ necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. While the creation/redemption feature is designed to make it likely that shares will trade close to the Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases shares at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses. In addition, during periods of significant volatility, the liquidity of the underlying securities held by the Fund may affect the Fund’s trading prices. For example, when the Fund’s underlying securities trade on foreign exchanges that are closed when the securities exchange on which the Fund’s shares trade is open, this may result in deviations between the current price of such an underlying security and the last quoted price for the underlying security. This could result in premiums or discounts to the Fund’s NAV. During a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Fund’s shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.

ADR/GDR Risk.  To the extent the Fund seeks exposure to foreign companies, the Fund’s investments may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including ADRs and GDRs. While the use of ADRs and GDRs, which are traded on exchanges and represent ownership in foreign securities, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.

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Swap Risk.  Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund.

Foreign Exposure Risk.  The Fund may invest in foreign equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. With respect to investments in securities of issuers or companies that are economically tied to different countries throughout the world, securities may be deemed to be economically tied to a particular country based on such factors as the issuer’s country of incorporation, primary listing, and other factors including, but not limited to operations, revenues, headquarters, management, and shareholder base. Investments in foreign securities, may involve greater risks than investing in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company. These factors include:

•

Currency Risk.  As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, the value of the security may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

•

Political and Economic Risk.  Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

•

Regulatory Risk.  There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

•

Foreign Market Risk.  Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on the Fund. Such factors may hinder the Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.

•

Geographic Investment Risk.  To the extent the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

•	Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

•	Settlement Delays. Foreign securities have different settlement procedures which may lead to delays in the Fund’s settlement of certain portfolio transactions.

Eurozone Risk.  A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result,

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financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. To the extent that the Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

These risks are described further in the SAI.

INFORMATION REGARDING THE UNDERLYING INDEX

The Underlying Index is composed of stocks of companies selected by the Index Provider that are positioned to profit from increasing demand for organic products. A company is deemed to be an organic company by the Index Provider if it services, produces, distributes or sells organic and natural food, beverages, cosmetics, supplements, or packaging. For a company to be deemed an organic company, its organic business as defined above must be a material driver of its current and future business. 100% of the companies in the Underlying Index will be organic companies. For at least 80% of the Underlying Index, on a capitalization-weighted basis, a majority of a company’s revenues, sales, or assets comes from organic business. The Index Provider may solicit public comment from time to time on companies that it should consider as eligible for inclusion in the Underlying Index.

For detailed information on how stocks are selected for inclusion in the Underlying Index, see the Solactive Organics Index Methodology document, available at the Index Provider’s website.

The Underlying Index is compiled and administered by Solactive AG.

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MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund’s investment portfolio and furnishes continuous advice and recommendations concerning the Fund’s investments. Janus Capital also provides certain administration and other services and is responsible for other business affairs of the Fund.

Janus Capital (together with its predecessors and affiliates) has served as investment adviser to Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson funds, including Janus Henderson exchange-traded funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.

Janus Capital has received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).

Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and reallocate the Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). Janus Capital, subject to oversight and supervision by the Trustees, has responsibility to oversee any subadviser to the Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of subadvisers for the Fund. The order also permits the Fund to disclose subadvisers’ fees only in the aggregate in the SAI. In the event that Janus Capital hires a new subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the new subadviser and subadvisory agreement within 90 days.

MANAGEMENT EXPENSES

Under its unitary fee structure, the Fund pays Janus Capital a “Management Fee” in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses.

The Fund’s Management Fee is calculated daily and paid monthly. The Fund’s advisory agreement details the Management Fee and other expenses that the Fund must pay.

The following table reflects the Fund’s contractual Management Fee rate (expressed as an annual rate) from commencement of operations on June 8, 2016 through October 31, 2018. The rate shown was a fixed rate based on the Fund’s average daily net assets.

Fund Name	Average Daily Net Assets of the Fund	Contractual Management Fee (%) (annual rate)
The Organics ETF	All Asset Levels	0.50

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Effective November 1, 2018, the Fund implemented a new management fee rate schedule, as shown in the table below (expressed as an annual rate). The rates shown are fixed rates based on the Fund’s daily net assets.

Fund Name	Daily Net Assets of the Fund	Contractual Management Fee % (annual rate)
The Organics ETF	$0-$500 million	0.35
	Next $500 million	0.28
	Over $1 billion	0.20

The chart below shows the Fund’s hypothetical, blended fee rate based on the Fund’s daily net assets at varying asset levels.

Fund Assets	Hypothetical Effective Blended Rate Management Fee (%) (annual rate)
$500 million	0.35
$750 million	0.327
$1.0 billion	0.315
$1.25 billion	0.292
$1.5 billion	0.277
$2.0 billion	0.258
$2.5 billion	0.246
$3.0 billion	0.238
$4.0 billion	0.229
$5.0 billion	0.223
$6.0 billion	0.219

A discussion regarding the basis for the Trustees’ approval of the Fund’s investment advisory agreement is included in the Fund’s annual report (for the period ending October 31) or semiannual report (for the period ending April 30) to shareholders. You can request the Fund’s annual or semiannual reports (as they become available), free of charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, or by contacting a Janus representative at 1-800-668-0434. The reports are also available, free of charge, at janushenderson.com/info.

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INVESTMENT PERSONNEL

The Organics ETF

Co-Portfolio Managers Benjamin Wang and Scott M. Weiner are jointly responsible for the day-to-day management of the Fund, with no limitation on the authority of any co-portfolio manager in relation to the others.

Benjamin Wang, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since June 2016. He is also Portfolio Manager of other Janus accounts. Mr. Wang joined Janus Capital in November 2014 following Janus Capital’s acquisition of VelocityShares, LLC. Prior to joining Janus Capital, Mr. Wang was Vice President at VelocityShares, LLC from 2012 to 2014, and an execution trader at Goldman Sachs Asset Management from 2007 to 2011. He holds a Bachelor of Science degree and a Master of Engineering in Computer Science from the Massachusetts Institute of Technology, and a Master of Science degree in Financial Engineering from Columbia University. Mr. Wang holds the Chartered Financial Analyst designation.

Scott M. Weiner, DPhil, is Co-Portfolio Manager of the Fund, which he has co-managed since June 2016. He is also Portfolio Manager of other Janus accounts. Mr. Weiner joined Janus Capital in November 2014 following Janus Capital’s acquisition of VelocityShares, LLC. Prior to joining Janus Capital, Mr. Weiner was Managing Director at VelocityShares, LLC from 2011 to 2014, and Managing Director and U.S. Head of Equity Derivatives and Quantitative Strategy at Deutsche Bank from 2005 to 2010. He holds a Finance degree from the Wharton School of the University of Pennsylvania, a Master’s degree in Economics from the University of Oxford, and also received his Doctorate in Economics from the University of Oxford.

Information about the portfolio managers’ compensation structure and other accounts managed is included in the SAI.

Conflicts of Interest

Janus Capital manages many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades.

In addition, from time to time, Janus Capital or its affiliates may, subject to compliance with applicable law, purchase and hold shares of the Fund for their own accounts, or may purchase shares of the Fund for the benefit of their clients, including other Janus Henderson Funds. Increasing the Fund’s assets may enhance the Fund’s profile with financial intermediaries and platforms, investment flexibility and trading volume. Janus Capital and its affiliates reserve the right, subject to compliance with applicable law, to dispose of at any time some or all of the shares of the Fund acquired for their own accounts or for the benefit of their clients. A large sale of Fund shares by Janus Capital or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility or trading volume. Janus Capital considers the effect of redemptions on the Fund and other shareholders in deciding whether to dispose of its shares of the Fund.

Janus Capital believes it has appropriately designed and implemented policies and procedures to mitigate these and other potential conflicts of interest. A further discussion of potential conflicts of interest and policies and procedures intended to mitigate them is contained in the Fund’s SAI.

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OTHER INFORMATION

DISTRIBUTION OF THE FUND

Creation Units for the Fund are distributed by ALPS Distributors, Inc. (the “Distributor”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.

INDEX PROVIDER

Solactive AG (“Solactive” or the “Index Provider”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Solactive to use the Underlying Index.

Disclaimers

Neither Solactive nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Solactive without regard to Janus Capital or the Fund. Solactive has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Solactive is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH SOLACTIVE SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. SOLACTIVE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. SOLACTIVE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually.

Distribution Schedule

Dividends from net investment income are generally declared and distributed to shareholders quarterly. Distributions of net capital gains are declared and distributed at least annually. Dividends may be declared and paid more frequently to improve Underlying Index tracking or to comply with the distribution requirements of the Internal Revenue Code. The date you receive your distribution may vary depending on how your intermediary processes trades. Dividend payments are made through Depository Trust Company (“DTC”) participants and indirect participants to beneficial owners then of record with proceeds received from the Fund. Please consult your intermediary for details.

How Distributions Affect the Fund’s NAV

Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed income and net capital gains are included in the Fund’s daily NAV. The Fund’s NAV drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund’s NAV was $10.00 on December 30, the Fund’s NAV on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable fund do not increase the value of your investment and may create income tax obligations.

No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES

As with any investment, you should consider the tax consequences of investing in the Fund. The following is a general discussion of certain federal income tax consequences of investing in the Fund. The discussion does not apply to qualified tax-advantaged accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser regarding the effect that an investment in the Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.

Taxes on Distributions

Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares. The Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service (“IRS”).

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Taxes on Sales

Any time you sell the shares of the Fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility.

U.S. federal income tax withholding may be required on all distributions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the IRS that they are subject to backup withholding. The current backup withholding rate is applied.

For shares purchased and sold from a taxable account, your intermediary will report cost basis information to you and to the IRS. Your intermediary will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your intermediary’s default method, which is often the average cost method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.

Taxation of the Fund

Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes.

Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all its net investment income and net capital gains. It is important for the Fund to meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in a partnership, however, it may be subject to state tax liabilities.

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SHAREHOLDER’S GUIDE

The Fund issues or redeems its shares at NAV per share only in Creation Units. Shares of the Fund are listed for trading on a national securities exchange and trade on the secondary market during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. There is no minimum investment. When buying or selling Fund shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and offered price in the secondary market on each purchase and sale transaction. Fund shares are traded on the NASDAQ under the trading symbol ORG. Share prices are reported in dollars and cents per share.

Authorized Participants may acquire Fund shares directly from the Fund, and Authorized Participants may tender their Fund shares for redemption directly to the Fund, at NAV per share, only in Creation Units and in accordance with the procedures described in the SAI.

PRICING OF FUND SHARES

The per share NAV of the Fund is computed by dividing the total value of the Fund’s portfolio, less any liabilities, by the total number of outstanding shares of the Fund. The Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open. However, the NAV may still be calculated if trading on the NYSE is restricted, provided there is sufficient pricing information available for the Fund to value its securities, or as permitted by the SEC. Foreign securities held by the Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Fund’s holdings may change on days that are not Business Days in the United States and on which you will not be able to purchase or sell the Fund’s shares.

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates.

The value of the securities of mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

All purchases, sales, or other account activity must be processed through your financial intermediary or plan sponsor.

DISTRIBUTION AND SERVICING FEES

Distribution and Shareholder Servicing Plan

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay the Distributor or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the shares of the Fund. However, payment of a 12b-1 Plan fee has not been authorized at this time.

19½Janus Detroit Street Trust

Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.

The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so and the imposition of or increase in the 12b-1 fee is first approved by the Fund’s shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized and payments are made, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

From their own assets, Janus Capital or its affiliates pay selected brokerage firms or other financial intermediaries for making certain funds available to their clients or otherwise distributing, promoting or marketing the funds. Janus Capital or its affiliates also make payments to one or more intermediaries for information about transactions and holdings in the funds, such as the amount of fund shares purchased, sold or held through the intermediary and or its salespersons, the intermediary platform(s) on which shares are transacted and other information related to the funds. Payments made by Janus Capital and its affiliates may eliminate or reduce trading commissions that the intermediary would otherwise charge its customers or its salespersons in connection with the purchase or sale of certain funds. Payment by Janus Capital or its affiliates to eliminate or reduce a trading commission creates an incentive for salespersons of the intermediary to sell the Janus Henderson funds over other funds for which a commission would be charged. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different intermediaries. Janus Capital may determine to make payments based on any number of factors or metrics. For example, Janus Capital may make payments at year-end and/or other intervals in a fixed amount, an amount based upon an intermediary’s services at defined levels, an amount based upon the total assets represented by funds subject to arrangements with the intermediary, or an amount based on the intermediary’s net sales of one or more funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. More information regarding these payments is contained in the SAI.

With respect to non-exchange-traded Janus Henderson funds not offered in this Prospectus, Janus Capital or its affiliates pay fees, from their own assets, to selected brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries that sell the Janus Henderson funds for distribution, marketing, promotional, or related services, and/or for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services. Shareholders investing through an intermediary should consider whether such arrangements exist when evaluating any recommendations from an intermediary.

In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Janus Henderson funds. Janus Capital or its affiliates may make payments to participate in intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other funds (or non-mutual fund investments), with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to

20½Janus Detroit Street Trust

elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund. Please contact your financial intermediary or plan sponsor for details on such arrangements.

PURCHASING AND SELLING SHARES

Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund shares listing will continue or remain unchanged. The Fund does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling the Fund’s shares involves certain costs that apply to all securities transactions. When buying or selling shares of the Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares.

The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity. Shares of the Fund may be acquired through the Distributor or redeemed directly with the Fund only in Creation Units or multiples thereof, as discussed in the “Creation and Redemption of Creation Units” section of the SAI. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Fund’s primary listing exchange is the NASDAQ. The NASDAQ is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A “Business Day” with respect to the Fund is each day the NASDAQ is open. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day. On days when the NASDAQ closes earlier than normal, the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. In addition, to minimize brokerage and other related trading costs associated with securities that cannot be readily transferred in-kind, the Fund may establish early trade cut-off times for Authorized Participants to submit orders for Creation Units, in accordance with the 1940 Act. See the SAI for more information.

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if it is unable to verify a shareholder’s identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary’s Anti-Money Laundering Program.

In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Continuous Offering

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used

21½Janus Detroit Street Trust

in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Book Entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The DTC or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other exchange-traded securities that you hold in book-entry or “street name” form.

Share Prices

The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions, and other factors. Information regarding the intra-day net asset value of the Fund is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are primarily listed or by market data vendors or other information providers. The intra-day net asset value calculations are estimates of the value of the Fund’s NAV per Fund share based on the current market value of the securities and/or cash included in the Fund’s intra-day net asset value basket. The intra-day net asset value does not necessarily reflect the precise composition of the current portfolio of securities and instruments held by the Fund at a particular point in time or the best possible valuation of the current portfolio. For example, the intra-day net asset value is based on quotes and closing prices from the securities’ local market and may not reflect events that occur subsequent to the local market’s close. Therefore, the intra-day net asset value should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The intra-day net asset value is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities and instruments included in the Fund’s intra-day net asset value basket. The Fund is not involved in, or responsible for, the calculation or dissemination of the intra-day net asset value and makes no representation or warranty as to its accuracy. An inaccuracy in the intra-day net asset value could result from various factors, including the difficulty of pricing portfolio instruments on an intra-day basis.

Premiums and Discounts

There may be differences between the daily market prices on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. See “Pricing of Fund Shares” above. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the national securities exchange on which shares of the Fund are primarily listed for trading, as of the time

22½Janus Detroit Street Trust

that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above, or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and the Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV. A discount or premium could be significant. Information regarding the frequency of daily premiums or discounts, generally at the time the NAV is calculated, during the Fund’s four previous calendar quarters is available at janushenderson.com/performance by selecting the Fund for additional details.

Investments by Other Investment Companies

The Trust and the Fund are part of the Janus Henderson family of funds and are related for purposes of investor and investment services, as defined in Section 12(d)(1)(G) of the 1940 Act.

For purposes of the 1940 Act, Fund shares are issued by a registered investment company and purchases of Fund shares by registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the Act are subject to the restrictions set forth in Section 12(d)(1) of the Act, except as permitted by an exemptive order of the SEC. The SEC has granted the Trust such an order to permit registered investment companies to invest in Fund shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company first enter into a written agreement with the Trust regarding the terms of the investment.

EXCESSIVE TRADING

Frequent trading of Fund shares does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capital gains by the Fund, or otherwise harm Fund shareholders. The vast majority of trading in Fund shares occurs on the secondary market. Because these trades do not involve the Fund, they do not harm the Fund or its shareholders. A few institutional investors are authorized to purchase and redeem Fund shares directly with the Fund. Because these trades typically are effected in kind (i.e., for securities and not for cash), they do not cause any of the harmful effects to the issuing fund (as previously noted) that may result from frequent cash trades. For these reasons, the Trustees of the Fund have determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market timing of Fund shares. However, the Fund’s policies and procedures regarding frequent purchases and redemptions may be modified by the Trustees at any time.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

Each business day, the Fund’s portfolio holdings information is provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. In addition, on each business day before commencement of trading in shares on the NASDAQ, the Fund will disclose on janushenderson.com/info the identities and quantities of each portfolio position held by the Fund that will form the basis for the Fund’s calculation of the NAV per share at the end of the business day. The Fund is also required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders.

For additional information on these disclosures and the availability of portfolio holdings information, please refer to the Fund’s SAI.

SHAREHOLDER COMMUNICATIONS

Statements and Reports

Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.

Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund’s investments and the market value of such investments, as well as other

23½Janus Detroit Street Trust

information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Fund’s fiscal year ends October 31.

Lost (Unclaimed/Abandoned) Accounts

It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor is unable to locate the shareholder, then the financial intermediary or plan sponsor is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.

24½Janus Detroit Street Trust

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund share. The information for the fiscal periods shown has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.

The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

For a share outstanding during the period ended October 31	2018		2017	2016(1)
Net Asset Value, Beginning of Period	$31.16		$24.66	$25.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.31		0.29	0.06
Net realized and unrealized gain/(loss)	(2.12)		6.39	(0.82)
Total from Investment Operations	(1.81)		6.68	(0.76)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)		(0.18)	(0.03)
Distributions (from capital gains)			—	—
Total Dividends and Distributions	(0.33)		(0.18)	(0.03)

Net Asset Value, End of Period	$29.02		$31.16	$24.66

Total Return*	(5.92)%	(3)	27.19%	(2.98)%
Net assets, End of year (in thousands)	$11,608		$12,463	$2,466
Average Net Assets for the Period (in thousands)	$12,992		$5,314	$2,507
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%		0.50%	0.50%
Ratio of Net Investment Income/(Loss)	0.95%		1.04%	0.63%
Portfolio Turnover Rate(4)	52%		86%	20%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	The return includes adjustments in accordance with generally accepted accounting principles required at period end date.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

25½Janus Detroit Street Trust

You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, or by contacting a Janus representative at 1-800-668-0434. The Fund’s Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/info. Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports. In the Fund’s annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. Reports and other information about the Funds are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com/info

151 Detroit Street

Denver, CO 80206-4805

1-800-668-0434

The Trust’s Investment Company Act File No. is 811-23112.

February 28, 2019

Ticker
Janus Henderson Short Duration Income ETF	VNLA
Principal U.S. Listing Exchange: NYSE Arca, Inc.

Janus Detroit Street Trust

Prospectus

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your broker-dealer or other financial intermediary (such as a bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your broker-dealer or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your broker-dealer or other financial intermediary. Your election to receive reports in paper will apply to all Funds held in your account at your broker-dealer or other financial intermediary.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes Janus Henderson Short Duration Income ETF (the “Fund”), a portfolio of Janus Detroit Street Trust (the “Trust”). Janus Capital Management LLC (“Janus Capital” or “Janus”) serves as investment adviser to the Fund.

Shares of the Fund are not individually redeemable and the owners of Fund shares may purchase or redeem shares from the Fund in Creation Units only, in accordance with the terms set forth in this prospectus. The purchase and sale price of individual Fund shares trading on an exchange may be below, at or above the most recently calculated net asset value for Fund shares.

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FUND SUMMARY

Janus Henderson Short Duration Income ETF

Ticker:    VNLA

INVESTMENT OBJECTIVE

Janus Henderson Short Duration Income ETF seeks to provide a steady income stream with capital preservation across various market cycles. The Fund seeks to consistently outperform the FTSE 3-Month US Treasury Bill Index by a moderate amount through various market cycles while at the same time providing low volatility.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the table or in the example below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%

(1)

The Fund’s Management Fee is a “unitary” fee that is designed to pay substantially all operating expenses, except for distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

EXAMPLE:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in a portfolio of fixed income instruments of varying maturities. As a general indication of the Fund’s risk/return profile, the portfolio managers will seek to select fixed-income instruments that can provide a return of 2-3% (net of fees) above the FTSE 3-Month US Treasury Bill Index. The Fund seeks value across sectors and geographies using a wide range of instruments to capitalize on investment opportunities to maximize current income while at the same time providing low volatility. The Fund seeks to take advantage of market mispricings and dislocations caused by structural inefficiencies in the fixed income market. For example, many fixed income indices are more heavily focused on the US or other larger regions globally, and may underrepresent smaller countries or regions that offer appealing risk-adjusted return prospects. Similarly, many fixed income indices are heavily influenced by one or more of the largest components of the index, and may underrepresent smaller issuers that offer appealing return prospects. The types of fixed income instruments in which the Fund may invest include bonds, debt securities, and other similar instruments issued by various U.S. and foreign public- or private-sector entities. The Fund may invest up to 20% in asset-backed securities that are rated investment grade or of similar quality as determined by Janus Capital. From time to time, the Fund may invest up to 5% in asset-backed securities that are rated below investment grade, and up to 5% in non-agency

2½Janus Henderson Short Duration Income ETF

mortgage-backed securities, so long as such instruments, together with other asset-backed securities held by the Fund, do not exceed 20% of the Fund’s net assets. The Fund may also invest in cash or cash equivalents such as commercial paper, repurchase agreements and other short-duration fixed-income securities. Due to the nature of the securities in which the Fund may invest, it may have relatively high portfolio turnover compared to other funds.

Under normal circumstances, the average portfolio duration of the Fund generally will be within 0-2 years of the FTSE 3-Month US Treasury Bill Index. The Fund primarily invests in investment grade debt securities, rated Baa or higher by Moody’s Investors Services, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“Standard & Poor’s”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Janus Capital to be of comparable quality. The Fund may invest in high-yield bonds, commercial paper, mortgage-backed securities, and floating rate securities that are rated below investment grade (commonly known as “high-yield debt” or “junk bonds”), but generally intends to invest 15% or less of its net assets in such securities.

The Fund may invest up to 70% of its assets in foreign securities. Within the Fund’s exposure to foreign securities, it may invest in emerging markets, including frontier markets (which are even less developed than emerging market countries), but will normally limit emerging markets investments to 15% of its net assets, measured at the time of purchase. The Fund will normally limit its foreign currency exchange exposure to 15% of its total assets. The Fund may limit its foreign currency exchange exposure by hedging through the use of forward contracts, cross-currency swaps, currency futures and options.

The Fund may use futures, options and swaps in connection with its principal strategies in certain market conditions for various investment purposes, such as to manage or hedge portfolio risk, enhance return, or manage duration.

The Fund is “actively managed” and does not seek to replicate the performance of an index.

PRINCIPAL INVESTMENT RISKS

Although the Fund may be less volatile than funds that invest most of their assets in common stocks, The Fund’s returns and yields will vary, and you could lose money. The principal risks and special considerations associated with investing in the Fund are set forth below.

Fixed-Income Securities Risk.  The Fund invests in a variety of fixed-income securities. Typically, the value of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease. The Fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. Since December 2015, the Federal Reserve began to raise the target range for the federal funds rate. To the extent the Federal Reserve continues to raise rates there is a risk that the fixed income markets will experience increased volatility and that the liquidity of certain Fund investments may be reduced. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth.

High-Yield/High-Risk Bond Risk.  High-yield/high-risk bonds may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value. High-yield/high-risk bonds (or “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s Ratings Services, Fitch, Inc., and Moody’s Investors Service, Inc. or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more

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vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market is considered to be speculative in nature and can experience sudden and sharp price swings.

Sovereign Debt Risk.  The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered relatively low risk. However, investments in foreign sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in foreign sovereign debt it may be subject to currency risk.

Currency Risk.  As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

Market Risk.  The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.

Derivatives Risk.  Derivatives, such as swaps, forwards, futures, and options, can be highly volatile and involve similar risks to those as the underlying referenced securities, such as risks related to interest rates, market, credit, valuation, and liquidity, among others. There are also additional risks. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Derivatives may be difficult to value, and susceptible to liquidity risk. Because most derivatives are not eligible to be transferred in-kind, the Fund may be subject to increased liquidity risk to the extent its derivative positions become illiquid, relative to an exchange-traded fund that is able to deliver its underlying investments in-kind to meet redemptions. Derivatives entail the risk that a party will default on its obligations to the Fund. If there is a default by the other party to such a transaction, the Fund normally will have contractual remedies pursuant to the agreements related to the transaction. Futures contracts are subject to the risk of (i) imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract, and (ii) losses caused by unanticipated market movements. The Fund’s use of currency futures could result in losses to the Fund if currencies do not perform as anticipated. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. The Fund’s investments in interest rate swaps and futures in particular entail the risk that the Fund’s portfolio managers’ prediction of the direction of interest rates is wrong, and the Fund could incur a loss. If the Fund invests a significant portion of its assets in derivatives, its investment performance could be dependent on securities not directly owned by the Fund.

Mortgage-Backed Securities Risk.  Mortgage-backed securities are classified generally as either commercial mortgage-backed securities or residential mortgage-backed securities, each of which is subject to certain specific risks. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates.

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These risks may reduce the Fund’s returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

Asset-Backed Securities Risk.  Asset-backed securities may be adversely affected by changes in interest rates, underperformance of the underlying assets, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment, and extension risk in an increasing rate environment.

Rule 144A Securities Risk.  The Fund may invest in Rule 144A securities that are not registered for sale to the general public under the Securities Act of 1933, as amended, but which may be resold to certain institutional investors. Such securities may be determined to be liquid in accordance with the requirements of Rule 22e-4, under the 1940 Act. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect negatively the Fund’s ability to dispose of such securities promptly or at expected prices. As such, even if determined to be liquid, the Fund’s investment in Rule 144A securities may subject the Fund to enhanced liquidity risk and potentially increase the Fund’s exposure to illiquid investments if eligible buyers become uninterested in buying Rule 144A securities at a particular time.

Foreign Exposure Risk.  The Fund may have exposure to foreign markets as a result of its investments in foreign securities and securities denominated in foreign currencies, including investments in emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due. The Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments.

Emerging Markets Risk.  The risks of foreign investing mentioned above are heightened when investing in emerging markets. Emerging markets securities involve a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. The risks of emerging markets securities are further magnified with respect to frontier market securities.

Management Risk.  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. Although the Fund seeks to provide long-term positive returns, market conditions or implementation of the Fund’s investment process may result in losses, and the Fund will not meet its investment objective. As such, there can be no assurance of positive “absolute” returns.

Portfolio Turnover Risk.  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on the Fund’s performance.

Market Trading Risk.  The Fund faces numerous market trading risks, including the potential lack of an active secondary trading market for Fund shares, losses from trading in secondary markets, and periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to its net asset value. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. Although Fund shares are listed on an exchange, there can be no assurance that an active or liquid trading market for Fund shares will develop or be maintained. In addition, trading in Fund shares on an exchange may be halted.

Trading Issues Risk.  Although Fund shares are listed for trading on the NYSE Arca, Inc. (“NYSE Arca”), there can be no assurance that an active trading market for such shares will develop or be maintained. The lack of an active market for Fund

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shares, as well as periods of high volatility, disruptions in the creation/redemption process, or factors affecting the liquidity of the underlying securities held by the Fund, may result in the Fund’s shares trading at a premium or discount to its net asset value per share (“NAV”). If an investor purchases shares at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the investor may sustain losses.

Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Fund shares inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “circuit breaker” rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the Fund’s listing will continue to be met or will remain unchanged. During a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Fund’s shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.

Fluctuation of NAV.  The NAV of the Fund shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the NYSE Arca. An absence of trading in shares of the Fund, or a high volume of trading in the Fund, may result in trading prices that differ significantly from the Fund’s NAV. It cannot be predicted whether Fund shares will trade below, at or above the Fund’s NAV. If an investor purchases shares at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses. Further, the securities held by the Fund may be traded in markets that close at a different time than the NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV is likely to widen. Similarly, the NYSE Arca may be closed at times or days when markets for securities held by the Fund are open, which may increase bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV when the NYSE Arca re-opens. The Fund’s bid-ask spread and the resulting premium or discount to the Fund’s NAV may also be impacted by the liquidity of the underlying securities held by the Fund, particularly in instances of significant volatility of the underlying securities.

Sector Risk.  At times, the Fund may have a significant portion of its assets invested in companies conducting business within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. As the Fund’s portfolio becomes more focused in an economic sector, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility.

Authorized Participant Risk.  The Fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of these cases, shares may trade like closed-end fund shares at a premium or a discount to NAV and possibly face delisting.

Not a Money Market Fund.  The Fund is not a money market fund and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal circumstances, the Fund’s investments may be more susceptible to credit risk, interest rate risk, valuation risk and other risks compared to a money market fund. The Fund does not seek to maintain a stable net asset value of $1.00 per share.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment. All figures assume reinvestment of dividends and distributions.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/performance or by calling 1-800-668-0434.

Janus Henderson Short Duration Income ETF

Annual Total Returns (calendar year-end)

Best Quarter: 3rd Quarter 2018 0.78% Worst Quarter: 4th Quarter 2018 0.11%

Average Annual Total Returns (periods ended 12/31/18)
	1 Year	Since Inception 11/16/2016
Janus Henderson Short Duration Income ETF
Return Before Taxes	1.58%	1.73%
Return After Taxes on Distributions	0.20%	0.69%
Return After Taxes on Distributions and Sale of Fund Shares	1.07%	0.91%
FTSE 3-Month US Treasury Bill Index(1) (reflects no deductions for fees, expenses or taxes)	1.86%	1.29%
3-Month USD LIBOR(1) (reflects no deductions for fees, expenses or taxes)	2.08%	1.55%

(1)

Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown. The Fund has elected to use the FTSE 3-Month US Treasury Bill Index as the Fund’s broad-based securities market index instead of the 3-Month USD LIBOR because: (i) Janus Capital believes the FTSE 3-Month US Treasury Bill Index is a more appropriate benchmark against which to measure the Fund’s performance; and (2) regulators have signaled intent to phase out LIBOR as a key market interest rate by the end of 2021.

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

MANAGEMENT

Investment Adviser:  Janus Capital Management LLC

Portfolio Managers:  Nick Maroutsos is Co-Portfolio Manager of the Fund, which he has managed since November 2016. Daniel Siluk is Co-Portfolio Manager of the Fund, which he has managed since November 2016. Jason England is Co-Portfolio Manager of the Fund, which he has managed since November 2018.

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PURCHASE AND SALE OF FUND SHARES

The Fund is an actively-managed exchange-traded fund. Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at NAV in large increments called “Creation Units” (25,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” Janus Capital may modify the Creation Unit size with prior notification to the Fund’s Authorized Participants. See the ETF portion of the Janus Henderson website for the Fund’s current Creation Unit size. The Fund will generally issue Creation Units in exchange for cash, and redeem Creation Units in exchange for portfolio securities (and an amount of cash) that the Fund specifies each day. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund.

Shares of the Fund are listed and trade on NYSE Arca, and individual investors can purchase or sell shares in much smaller increments for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account). A sale of Fund shares may result in a capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), Janus Capital and/or its affiliates may pay broker-dealers or intermediaries for the sale and/or maintenance of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND

FEES AND EXPENSES

Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus. The fees and expenses shown were determined based on net assets as of the Fund’s most recent fiscal year ended October 31, 2018.

•

“Annual Fund Operating Expenses” are paid out of the Fund’s assets. You do not pay these fees directly but, as the Example in the Fund Summary shows, these costs are borne indirectly by all shareholders.

•

The “Management Fee” is the rate paid by the Fund to Janus Capital for providing certain services. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).

•

“Other Expenses” include taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses).

ADDITIONAL INVESTMENT STRATEGIES AND GENERAL PORTFOLIO POLICIES

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index. Accordingly, the portfolio managers have discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective. Under normal circumstances, the Fund will generally sell or dispose of its portfolio investments when, in the opinion of Janus Capital, they have reached their profit or price target, or as the result of changing market conditions. The Fund is designed for investors who seek exposure to an actively managed portfolio of fixed-income instruments.

The Fund’s Board of Trustees (“Trustees”) may change the Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days or as soon as reasonably practicable before making any such change it considers material. If there is a material change to the Fund’s objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

The Fund’s portfolio holdings are disclosed on its website daily after the close of trading on the exchange and prior to the opening of trading on the exchange the following day. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI. Information about the premiums and discounts at which the Fund’s shares have traded will be available at janushenderson.com/performance by selecting the Fund for additional details.

Unless otherwise stated, the following additional investment strategies and general policies apply to the Fund and provide further information including, but not limited to, the types of securities the Fund may invest in when implementing its investment objective. Some of these strategies and policies may be part of a principal strategy. Other strategies and policies may be utilized to a lesser extent, and where applicable, are noted as non-principal investment strategies. Except for the Fund’s policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.

Cash Position

The Fund may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for investing in other fixed-income instruments, the Fund’s investment in cash or cash equivalents, such as commercial paper, repurchase agreements and other short-duration fixed-income securities may increase. When the Fund’s investments in cash or cash equivalents increase, the Fund may not participate in market advances or declines to the same extent that it would if it remained more fully invested. To the extent the Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

In addition, the Fund may temporarily increase its cash or cash equivalent position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. The Fund’s cash

9½Janus Detroit Street Trust

position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or cash equivalents.

Commodity Futures Contracts

Commodity futures contracts are financial instruments in which a buyer agrees to purchase and a seller agrees to sell a designated commodity for a fixed price at a specified future date. Commodity futures contracts may be listed on an exchange and thus traded at market prices on an exchange pursuant to terms common to all market participants. Although not a principal investment strategy, the Fund may invest up to 10% of its assets in commodity futures.

Cross-Currency Swaps

The Fund may enter into cross-currency swaps or basis swaps. A cross-currency swap involves the exchange of payments denominated in one currency for payments denominated in another. Payments are based on a notional principal amount, the value of which is fixed in exchange rate terms at the swap’s inception.

Emerging Markets

The Fund will normally limit its investments in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries” to 15% of its net assets. Emerging market countries are generally countries included in the MSCI Emerging Markets IndexSM, or otherwise excluded from the MSCI World IndexSM. Emerging market countries in which the Fund may invest include frontier market countries, the economies of which are less developed than other emerging market countries. Frontier market countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa.

Foreign Securities

The Fund may invest in foreign securities and securities denominated in foreign currencies. The portfolio managers seek investments that meet the selection criteria, regardless of where an issuer or company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant foreign exposure, including exposure to emerging markets.

High-Yield/High-Risk Bonds

A high-yield/high-risk bond (also called a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. Junk bonds are considered to be speculative in nature and present greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

Illiquid Investments

The Fund will not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as “restricted securities”). Certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

Index Credit Default Swaps

The Fund may invest in index credit default swaps (“CDX”). A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name credit default swap. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. New series of CDXs are issued on a regular basis.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a

10½Janus Detroit Street Trust

principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Interest Rate Swaps

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

Leverage

Leverage occurs when the Fund increases its assets available for investment using reverse repurchase agreements, when-issued, delayed delivery, or forward commitment transactions, or other similar transactions. In addition, other investment techniques, such as certain derivative transactions, can create a leveraging effect. The use of leverage is not a principal investment strategy of the Fund.

Mortgage- and Asset-Backed Securities

The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future.

The Fund may invest up to 5% in non-agency mortgage-backed securities, which are not backed by the full faith and credit of the U.S. Government. The Fund may invest up to 20% in asset-backed securities that are rated investment grade or of similar quality as determined by Janus Capital. From time to time, the Fund may invest up to 5% in asset-backed securities that are rated below investment grade, and up to 5% in non-agency mortgage-backed securities, so long as such investments, together with other asset-backed securities and non-agency mortgage-backed securities held by the Fund, do not exceed 20% of the Fund’s net assets. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return.

Unlike traditional debt instruments, payments on mortgage- and asset-backed securities include both interest and a partial payment of principal. Prepayment of the principal of underlying loans at a faster pace than expected is known as “prepayment risk,” and may shorten the effective maturities of these securities. This may result in the Fund having to reinvest proceeds at a lower interest rate. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities.

In addition to prepayment risk, investments in mortgage-backed securities, particularly those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than other mortgage- and asset-backed securities.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Fund’s sensitivity to interest rate changes and causing its price to decline.

Options on Futures Contracts

An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

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Options on Securities and Indices

The Fund may purchase and write put and call options on securities and indices. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indices or securities must be “covered” as required by the Investment Company Act of 1940, as amended (“1940 Act”).

Options on Swap Contracts

The Fund may enter into options on swap agreements, commonly referred to as “swaptions.” A swaption is a contract that gives a purchaser the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swaptions can be used for a variety of purposes, including to manage the Fund’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the Fund’s exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk.

Portfolio Turnover

Portfolio turnover rates are generally not a factor in making buy and sell decisions. Changes may be made to the Fund’s portfolio, consistent with the Fund’s investment objective and policies, when the portfolio managers believe such changes are in the best interests of the Fund and its shareholders. Short-term transactions may result from the purchase of a security in anticipation of relatively short-term gains, liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund (including due to purchases and redemptions of Creation Units), the nature of the Fund’s investments, and the investment style of the portfolio managers. Due to the nature of the securities in which it invests, the Fund may have relatively high portfolio turnover compared to other funds.

Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on the Fund’s performance.

Single-Name Credit Default Swaps

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. CDS are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the CDS agrees to insure this risk in exchange for regular periodic payments. Single-name CDS provide exposure to a single reference entity and are not centrally cleared.

Sovereign Bond Futures Contracts

Sovereign bond futures contracts provide for the delivery upon maturity of one sovereign bond among a basket of eligible-to-deliver sovereign bonds.

Swap Agreements

The Fund may utilize swap agreements such as credit default swaps, interest rate and currency swaps, and total return swaps, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect its portfolio from adverse movements in securities prices, the rate of inflation, or interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other

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party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Various types of swaps such as credit default, interest rate, currency, and total return are described in this Prospectus and/or in the “Glossary of Investment Terms.”

Treasury Futures Contracts

Treasury futures contracts, which are exchange-traded, are typically used to obtain interest rate exposure in order to manage duration. A Treasury futures contract is a bilateral agreement where one party agrees to accept and the other party agrees to make delivery of a U.S. Treasury security, as called for in the agreement at a specified date and at an agreed upon price. Generally, Treasury futures contracts are closed out or rolled over prior to their expiration date.

U.S. Government Securities

The Fund may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury, including Treasury Inflation-Protected Securities (also known as TIPS), and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the “full faith and credit” of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.

Other Types of Investments

Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund’s assets or reducing risk; however, they may not achieve the Fund’s investment objective. These securities and strategies may include:

•	pass-through securities including dollar rolls
•	step coupon securities
•	fixed-income securities issued in private placement transactions

RISKS OF THE FUND

The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Fund. The Fund invests substantially all of its assets in fixed-income instruments and derivatives that provide exposure to fixed-income instruments. The following information is intended to help you better understand some of the risks of investing in the Fund. The impact of the following risks on the Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in the Fund, you should consider carefully the risks that you assume when investing in the Fund.

Cash Transaction Risk.  Consistent with the Fund’s exemptive order to operate as an exchange-traded fund, the Fund may require all authorized participants to purchase creation units in cash when the portfolio managers believe it is in the best interest of the Fund. Cash purchases may cause the Fund to incur portfolio transaction fees or charges or delays in investing the cash that it would otherwise not incur if a purchase was made on an in-kind basis. To the extent the Fund determines to effect a creation unit redemption on a cash basis, it may be less tax-efficient for the Fund compared to an in-kind redemption and may cause the Fund to incur portfolio transaction fees or charges it would not otherwise incur with an in-kind redemption, to the extent such fees or charges are not offset by the redemption transaction fee paid by creation unit transaction fee. In addition, The Fund’s use of cash transactions may result in wider bid-ask spreads in Fund shares trading in the secondary market as compared to ETFs that transact exclusively on an in-kind basis.

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Counterparty Risk.  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles. In addition, the Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of forwards, swaps, futures, and options). The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Credit Quality Risk.  The Fund is subject to the risks associated with the credit quality of the issuers of fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact the Fund’s returns and yield. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

Many fixed-income securities receive credit ratings from services such as Standard & Poor’s, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact your return and yield. If a security has not received a rating, the Fund must rely upon Janus Capital’s credit assessment, which if incorrect can also impact the Fund’s returns and yield. Please refer to the “Explanation of Rating Categories” section of this Prospectus for a description of bond rating categories.

Derivatives Risks.  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. In addition, because most derivatives are not eligible to be transferred in-kind, the Fund may be subject to increased liquidity risk to the extent its derivative positions become illiquid, relative to an exchange-traded fund that is able to deliver its underlying investments in-kind to meet redemptions. Derivatives also entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

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Commodity Futures Contracts Risk.  There are several risks associated with transactions in commodity futures contracts. In particular, the costs to store underlying physical commodities are reflected in the price of a commodity futures contract. To the extent that storage costs for an underlying commodity change while the Fund is invested in a futures contract on that commodity, the value of the futures contract may change proportionately. Further, the commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments and may be subject to broad price fluctuations.

•	Cross-Currency Swaps Risk. Cross-currency or basis swaps are subject to currency risk. They also involve exchange risk on principal and are subject to credit risk.

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Currency Futures Risk.  Currency futures are similar to forward foreign currency exchange contracts, and pose similar risks, except that futures contracts are standardized, exchange-traded contracts while forward foreign currency exchange contracts are traded in the OTC market. The use of currency futures contracts may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as anticipated. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns. Currency futures may also involve leverage risk.

•	Eurodollar Futures Contracts Risk. Eurodollar futures contracts involve market risk associated with changes in interest rates.

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Forward Foreign Currency Exchange Contract Risk.  Forward foreign currency exchange contracts (“forward currency contracts”) involve the risk that unanticipated changes in currency prices may negatively impact the Fund’s performance. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities quoted or denominated in a particular currency and any forward currency contracts entered into by the Fund, which will expose the Fund to risk of foreign exchange loss. The trading markets for forward currency contracts offer less protection against defaults than trading in currency instruments on an exchange. Because a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract could result in losses to the Fund and may force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, forward currency contract markets can experience periods of illiquidity, which could prevent the Fund from divesting of a forward currency contract at the optimal time.

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Index Credit Default Swaps Risk.  If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

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Interest Rate Futures Risk.  The Fund’s investments in interest rate futures entail the risk that the Fund’s portfolio managers’ prediction of the direction of interest rates is wrong, and the Fund could incur a loss. In addition, due to the possibility of price distortions in the interest rate futures market, a correct forecast of general interest rate trends by the portfolio managers may not result in the successful use of interest rate futures.

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Interest Rate Swaps Risk.  The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations.

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Options on Futures Contracts Risk.  The amount of risk that the Fund assumes when it purchases an option on a futures contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, it may be necessary to exercise the option and to liquidate the underlying futures contract subject to the risks of the availability of a liquid offset market. The seller of an option on a futures contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price underlying security, index, currency, or futures contracts.

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Options on Securities and Indices Risk.  Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Options on indices may, depending on circumstances, involve greater risk than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

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Options on Swap Contracts Risk.  Because the use of options on swap contracts, or “swaptions,” generally does not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swaption, in which case the Fund may not receive the net amount of payments that it contractually is entitled to

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receive. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

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Single-Name Credit Default Swaps Risk.  When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund. Unlike CDXs, single-name CDS do not have the benefit of diversification across many issuers.

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Sovereign Bond Futures Contracts Risk.  Interest rate movements directly affect the price of the sovereign bond futures contracts held by the Fund. If a sovereign bond futures contract is denominated in a foreign currency, the Fund will be exposed to exchange rate risk. In addition, the price, yield, and modified duration of each eligible-to-deliver sovereign bond under the relevant sovereign bond futures contract may change unpredictably, affecting the value of the sovereign bond futures contract.

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Treasury Futures Contracts Risk.  While transactions in Treasury futures contracts may reduce certain risks, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any Treasury futures contracts. To the extent the Fund uses Treasury futures contracts, it is exposed to additional volatility and potential losses resulting from leverage. Losses (or gains) involving Treasury futures contracts can sometimes be substantial – in part because a relatively small price movement in a Treasury futures contract may result in an immediate and substantial loss (or gain) for the Fund.

Emerging Markets Risk.  The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Emerging market countries are generally countries included in the MSCI Emerging Markets IndexSM, or otherwise excluded from the MSCI World IndexSM. To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. The securities markets of many of these countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. The Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities. Some of the risks of investing directly in foreign and emerging market securities may be reduced when the Fund invests indirectly in foreign securities through various other investment vehicles including derivatives, which also involve other risks.

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Emerging market countries in which the Fund may invest include frontier market countries, which generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

Eurozone Risk.  A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. To the extent that the Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Fixed-Income Securities Risk.  The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, the Fund may not be able to maintain positive returns. The Fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. In December 2015, the Federal Reserve began to raise the target range for the federal funds rate. To the extent the Federal Reserve continues to raise rates there is a risk that the fixed income markets will experience increased volatility and that the liquidity of certain Fund investments may be reduced. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in the Fund having to reinvest its proceeds in lower yielding securities. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth. To the extent the Fund invests in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that

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industry or sector. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Exposure Risks.  The Fund may invest in foreign debt securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. With respect to investments in securities of issuers or companies that are economically tied to different countries throughout the world, securities may be deemed to be economically tied to a particular country based on such factors as the issuer’s country of incorporation, primary listing, and other factors including, but not limited to operations, revenues, headquarters, management, and shareholder base. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company. These factors include:

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Currency Risk.  As long as the Fund holds a foreign security or invests directly in foreign currencies, the value of the security will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

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Political and Economic Risk.  Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

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Regulatory Risk.  There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

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Foreign Market Risk.  Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on the Fund. Such factors may hinder the Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.

•

Geographic Investment Risk.  To the extent that the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

•	Transaction Costs. Costs of buying selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Settlement Risk

Markets in different countries have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions. Delays in settlement may increase credit risk to the Fund, limit the ability of the Fund to reinvest the proceeds of a sale of securities, and potentially subject the Fund to penalties for its failure to deliver to subsequent purchasers of securities whose delivery to the Fund was delayed. Delays in the

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settlement of securities purchased by the Fund may limit the ability of the Fund to sell those securities at times and prices it considers desirable, and may subject the Fund to losses and costs due to its own inability to settle with subsequent purchasers of the securities from it. The Fund may be required to borrow monies it had otherwise expected to receive in connection with the settlement of securities.

High-Yield/High-Risk Bond Risk.  High-yield/high-risk bonds (or “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market is considered to be speculative in nature and can experience sudden and sharp price swings.

The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

Please refer to the “Explanation of Rating Categories” section of this Prospectus for a description of bond rating categories.

Industry Risk.  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund’s investments, if any, in multiple companies in a particular industry or economic sector may increase the Fund’s exposure to industry risk.

Inflation-Related Investments Risk.  Inflation-linked swaps, inflation-linked bonds (including Treasury Inflation-Protected Securities, also known as TIPS), and other inflation-linked securities are subject to inflation risk. A swap held long by the Fund can potentially lose value if the rate of inflation over the life of the swap is less than the fixed rate that the Fund agrees to pay at the initiation of the swap. Except for the Fund’s investments in TIPS, which are guaranteed as to principal by the U.S. Treasury, the inflation-adjusted principal value of inflation-linked bonds repaid at maturity may be less than the original principal. Because of their inflation-linked adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate securities. In the event of deflation, where prices decline over time, the principal and income of inflation-linked bonds will likely decline, resulting in losses to the Fund.

Interest Rate Risk.  Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern. The Fund may manage interest rate risk by varying the average-weighted effective maturity of the portfolio to reflect an analysis of interest rate trends and other factors. The Fund’s average-weighted effective maturity will tend to be shorter when the portfolio managers expect interest rates to rise and longer when the portfolio managers expect interest rates to fall. The Fund may also use futures, swaps, options, and other derivatives to manage interest rate risk.

Leverage Risk.  Although not a principal strategy of the Fund, engaging in transactions using leverage or those having a leveraging effect subjects the Fund to certain risks. These risks may be heightened if the Fund invests all, or a significant portion of its assets in futures, forwards, swaps, and other types of derivatives. Leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. Through the use of leverage, the Fund’s total investment exposure could exceed the value of its portfolio securities and its investment performance could be dependent on securities not directly owned by the Fund. Certain commodity-linked derivatives may subject the Fund to leveraged market exposure to commodities. In addition, the Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral.

Management Risk.  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other funds with similar investment objectives.

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Because the Fund invests substantially all of its assets in fixed-income securities or income-generating securities, it is subject to risks such as credit risk and interest rate fluctuations. The Fund’s performance may also be affected by risks of certain types of investments, such as foreign securities and derivative instruments.

The Fund may use futures, options, swap agreements (such as interest rate, credit default, currency, and total return), and other derivative instruments individually or in combination to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that the portfolio managers’ use of derivative investments will benefit the Fund. The Fund’s performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.

The Fund’s performance may also be significantly affected, positively or negatively, by the portfolio managers’ use of certain types of investments, such as foreign securities, non-investment grade bonds (“junk” bonds), or securities of companies with relatively small market capitalizations. Note that the portfolio managers’ use of such investments may have a magnified performance impact on a fund with a small asset base and the fund may not experience similar performance as its assets grow.

Market Risk.  The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. As discussed in more detail under “Fixed-Income Securities Risk,” the conclusion of the Federal Reserve Board’s quantitative easing program could cause the value of the Fund to decrease and result in heightened levels of market volatility as well as interest rate risk and liquidity risk. If the value of the Fund’s portfolio decreases, the Fund’s net asset value will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.

Market Trading Risk.  The Fund is subject to secondary market trading risks. Once operational, shares of the Fund are listed for trading on an exchange; however, there can be no guarantee that an active trading market for such shares will develop or continue. Shares of the Fund may be listed or traded on U.S. and foreign exchanges other than the Fund’s primary U.S. listing exchange. There can be no guarantee that the Fund’s shares will continue trading on any exchange or in any market or that the Fund’s shares will continue to meet the listing or trading requirements of any exchange or market. The Fund’s shares may experience higher trading volumes on one exchange as compared to another and investors are subject to the execution and settlement risks of the market where their broker directs trades.

Secondary market trading in the Fund’s shares may be halted by an exchange because of market conditions. Pursuant to exchange or market rules, trading in the Fund’s shares on an exchange or in any market may be subject to trading halts caused by extraordinary market volatility. There can be no guarantee that the Fund’s exchange listing or ability to trade its shares will continue or remain unchanged. In the event the Fund ceases to be listed on an exchange, the Fund may cease operating as an “exchange-traded” fund and operate as a mutual fund, provided that shareholders are given advance notice.

Shares of the Fund may trade on an exchange at prices at, above, or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day, as described below, and fluctuates with changes in the market value of the Fund’s holdings. The trading prices of the Fund’s shares fluctuate continuously throughout the trading day based on market supply and demand, and may not closely track NAV. The trading prices of the Fund’s shares may differ significantly from NAV during periods of market volatility, which may, among other factors, lead to the Fund’s shares trading at a premium or discount to NAV.

Buying or selling the Fund’s shares on an exchange may require the payment of brokerage commissions. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity. Due to the costs inherent in buying or selling the Fund’s shares, frequent trading may detract significantly from investment returns. Investment in the Fund’s shares may not be advisable for investors who expect to engage in frequent trading.

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Mortgage- and Asset-Backed Securities Risk.  Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, both commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing the Fund to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the Fund’s returns because the Fund will have to reinvest that money at lower prevailing interest rates. In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Non-agency issued mortgage-backed securities are not backed by the full faith and credit of the U.S. Government and must rely only on the creditworthiness of the issuer and the underlying mortgages for repayment.

CMBS are subject to certain other risks.  The market for CMBS developed more recently than that for RMBS and is relatively small in terms of outstanding principal amount of issues compared to the RMBS market. CMBS are also subject to risks associated with a lack of standardized terms, shorter maturities than residential mortgage loans, and payment of all or substantially all of the principal at maturity, rather than regular amortization of principal. Moreover, the type and use of a particular commercial property may add to the risk of CMBS investments. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by residential properties.

Similarly, the value of the Fund’s investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment. The impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset-backed securities, making them more volatile and sensitive to changing interest rates.

Newly Issued Securities Risk.  The credit obligations in which the Fund invests may include newly issued securities, or “new issues,” such as initial debt offerings. New issues may have a magnified impact on the performance of the Fund during periods in which it has a small asset base. The impact of new issues on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. New issues may not be consistently available to the Fund for investing, particularly as the Fund’s asset base grows. Certain new issues, such as initial debt offerings, may be volatile in price due to the absence of a prior trading market, limited quantities available for trading and limited information about the issuer. The Fund may hold new issues for a short period of time. This may increase the Fund’s portfolio turnover and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, new issues can experience an immediate drop in value after issuance if the demand for the securities does not continue to support the offering price.

Private Placements and Other Restricted Securities Risk.  Investments in private placements and other restricted securities, including securities issued under Regulation S, could have the effect of increasing the Fund’s level of illiquidity. Private placements and securities issued under Regulation S may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

Reverse Repurchase Agreement Risk.  Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The repurchase price consists of the sale price plus an incremental amount reflecting the interest cost to the Fund on the proceeds it has received from the initial sale. Reverse repurchase agreements involve the risk that the value of securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Additionally, such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Interest costs on the proceeds received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those proceeds, resulting in reduced returns to shareholders. When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations to the Fund. In the event of such a default, the Fund may experience delays, costs, and losses, all of which may reduce returns to shareholders. Investing reverse repurchase proceeds may also have a leveraging effect on the Fund’s portfolio. The Fund’s use of leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. There is no assurance that any leveraging strategy used by the Fund will be successful.

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Rule 144A Securities Risk.  The Fund may invest in Rule 144A securities that are not registered for sale to the general public under the Securities Act of 1933, as amended, but which may be resold to certain institutional investors. Such securities may be determined to be liquid in accordance with the requirements of Rule 22e-4, under the 1940 Act. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect negatively the Fund’s ability to dispose of such securities promptly or at expected prices. As such, even if determined to be liquid, the Fund’s investment in Rule 144A securities may subject the Fund to enhanced liquidity risk and potentially increase the Fund’s exposure to illiquid investments if eligible buyers become uninterested in buying Rule 144A securities at a particular time.

Sovereign Debt Risk.  The Fund may invest in U.S. and foreign government debt securities. Investments in U.S. sovereign debt are considered low risk. However, investments in foreign sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in foreign sovereign debt, it may be subject to currency risk.

Structured Note Risk.  Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Transaction and Spread Risk.  Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility and trading halts affecting any of the Fund’s portfolio securities may cause increased bid/ask spreads. Due to the costs of buying or selling shares, including bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Trading Issues Risk.  Although Fund shares are listed for trading on the NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “circuit breaker” rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. In addition, during periods of significant volatility, the liquidity of the underlying securities held by the Fund may affect the Fund’s trading prices. During a “flash crash,” the market

22½Janus Detroit Street Trust

prices of the Fund’s shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Fund’s shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.

The risks are described further in the SAI.

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MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund’s investment portfolio and furnishes continuous advice and recommendations concerning the Fund’s investments. Janus Capital also provides certain administration and other services and is responsible for other business affairs of the Fund. Janus Capital has entered into a personnel-sharing arrangement with its foreign affiliate, Kapstream Capital Pty Limited (Australia) (“Kapstream”), pursuant to which certain employees of Kapstream may also serve as employees or as “associated persons” of Janus Capital. In this capacity, employees of Kapstream are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital (together with its predecessors and affiliates) has served as investment adviser to Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson funds, including Janus Henderson exchange-traded funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.

Janus Capital has received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).

Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and reallocate the Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). Janus Capital, subject to oversight and supervision by the Trustees, has responsibility to oversee any subadviser to the Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of subadvisers for the Fund. The order also permits the Fund to disclose subadvisers’ fees only in the aggregate in the SAI. In the event that Janus Capital hires a new subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the new subadviser and subadvisory agreement within 90 days.

MANAGEMENT EXPENSES

Under its unitary fee structure, the Fund pays Janus Capital a “Management Fee” in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses.

The Fund’s Management Fee is calculated daily and paid monthly. The Fund’s advisory agreement details the Management Fee and other expenses that the Fund must pay.

The following table reflects the Fund’s contractual Management Fee rate (expressed as an annual rate) from commencement of operations on November 16, 2016 through October 31, 2018. The rate shown was a fixed rate based on the Fund’s average daily net assets.

Fund Name	Average Daily Net Assets of the Fund	Contractual Management Fee (%) (annual rate)
Janus Henderson Short Duration Income ETF	All Asset Levels	0.35

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Effective November 1, 2018, the Fund implemented a new management fee rate schedule, as shown in the table below (expressed as an annual rate). The rates shown are fixed rates based on the Fund’s daily net assets.

Fund Name	Daily Net Assets of the Fund	Contractual Management Fee (%) (annual rate)
Janus Henderson Short Duration Income ETF	$0-$500 million	0.35
	Next $500 million	0.28
	Over $1 billion	0.20

The chart below shows the Fund’s hypothetical, blended fee rate based on the Fund’s daily net assets at varying asset levels.

Fund Assets	Hypothetical Effective Blended Rate Management Fee (%) (annual rate)
$500 million	0.35
$750 million	0.327
$1.0 billion	0.315
$1.25 billion	0.292
$1.5 billion	0.277
$2.0 billion	0.258
$2.5 billion	0.246
$3.0 billion	0.238
$4.0 billion	0.229
$5.0 billion	0.223
$6.0 billion	0.219

A discussion regarding the basis for the Trustees’ approval of the Fund’s investment advisory agreement is included in the Fund’s annual report (for the period ending October 31) or semiannual report (for the period ending April 30) to shareholders. You can request the Fund’s annual or semiannual reports (as they become available), free of charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, or by contacting a Janus representative at 1-800-668-0434. The reports are also available, free of charge, at janushenderson.com/info.

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INVESTMENT PERSONNEL

Janus Henderson Short Duration Income ETF

Co-Portfolio Managers Nick Maroutsos, Daniel Siluk and Jason England are jointly responsible for the day-to-day management of the Fund, with no limitation on the authority of any co-portfolio manager in relation to the others.

Nick Maroutsos is Co-Portfolio Manager of Janus Henderson Short Duration Income ETF, which he has managed since November 2016. Mr. Maroutsos is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2015, and is a member of the Janus Global Macro leadership team. Prior to joining Janus Capital, Mr. Maroutsos was a Founder and Managing Director of Kapstream Capital, now a Janus subsidiary. Prior to forming Kapstream in 2006, Mr. Maroutsos held positions with Pacific Investment Management Company (“PIMCO”) from 1999 to 2005. Mr. Maroutsos holds a bachelor of arts in economics from the University of California at San Diego and an MBA from the UCLA Anderson School of Management. He has 17 years of financial industry experience.

Daniel Siluk is Co-Portfolio Manager of Janus Henderson Short Duration Income ETF, which he has managed since November 2016. Mr. Siluk is also Portfolio Manager of other Janus accounts. Mr. Siluk joined Janus Capital in 2015, and is a member of the investment team at Kapstream Capital, now a Janus subsidiary. Prior to joining Kapstream in 2009, Mr. Siluk served as manager of Investment Analytics at Challenger Limited, a position he held from 2007 to 2009. At Challenger, Mr. Siluk was responsible for providing attribution and risk metrics for their internal funds management business, as well as their boutique partnerships, which included Kapstream. Prior to joining Challenger, Mr. Siluk spent four years in London where he was responsible for implementing and testing attribution and risk systems. Mr. Siluk’s employers included Insight Investment, the funds management arm of Halifax Bank of Scotland (2003 to 2006), as well as Northern Trust (2006 to 2007). Mr. Siluk holds a bachelor of applied finance from Macquarie University and has 13 years of financial industry experience.

Jason England is Co-Portfolio Manager of Janus Henderson Short Duration Income ETF, which he has managed since November 2018. Mr. England is also a Portfolio Manager of other Janus Henderson accounts. Prior to joining Janus Capital in 2017, Mr. England was with PIMCO, most recently as senior vice president and portfolio manager for core sector fund separate account portfolios. While at PIMCO from 1994 to 2015, he was involved with launching their first hedge fund, exchange traded fund and global multi-asset product portfolios as well as management of numerous fixed income and asset allocation portfolios. Mr. England received both a Bachelor’s degree in Business Administration and Finance and a Master of Business Administration degree from the University of Southern California Marshall School of Business. Mr. England has 24 years of financial industry experience.

Information about the portfolio managers’ compensation structure and other accounts managed is included in the SAI.

Conflicts of Interest

Janus Capital manages many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades.

In addition, from time to time, Janus Capital or its affiliates may, subject to compliance with applicable law, purchase and hold shares of the Fund for their own accounts, or may purchase shares of the Fund for the benefit of their clients, including other Janus Henderson Funds. Increasing the Fund’s assets may enhance the Fund’s profile with financial intermediaries and platforms, investment flexibility and trading volume. Janus Capital and its affiliates reserve the right, subject to compliance with applicable law, to dispose of at any time some or all of the shares of the Fund acquired for their own accounts or for the benefit of their clients. A large sale of Fund shares by Janus Capital or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility or trading volume. Janus Capital considers the effect of redemptions on the Fund and other shareholders in deciding whether to dispose of its shares of the Fund.

Janus Capital believes it has appropriately designed and implemented policies and procedures to mitigate these and other potential conflicts of interest. A further discussion of potential conflicts of interest and policies and procedures intended to mitigate them is contained in the Fund’s SAI.

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OTHER INFORMATION

DISTRIBUTION OF THE FUND

Creation Units for the Fund are distributed by ALPS Distributors, Inc. (the “Distributor”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually.

Distribution Schedule

Dividends from net investment income are generally declared and distributed to shareholders monthly. Distributions of net capital gains are declared and distributed at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code. The date you receive your distribution may vary depending on how your intermediary processes trades. Dividend payments are made through Depository Trust Company (“DTC”) participants and indirect participants to beneficial owners then of record with proceeds received from the Fund. Please consult your intermediary for details.

How Distributions Affect the Fund’s NAV

Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed income and net capital gains are included in the Fund’s daily net asset value (“NAV”). The Fund’s NAV drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund’s NAV was $10.00 on December 30, the Fund’s NAV on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable fund do not increase the value of your investment and may create income tax obligations.

No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES

As with any investment, you should consider the tax consequences of investing in the Fund. The following is a general discussion of certain federal income tax consequences of investing in the Fund. The discussion does not apply to qualified tax-advantaged accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser regarding the effect that an investment in the Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.

Taxes on Distributions

Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. Because the income of the Fund is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid by the Fund is anticipated to be qualified dividend income. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares. The Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service (“IRS”).

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Taxes on Sales

Any time you sell the shares of the Fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility.

U.S. federal income tax withholding may be required on all distributions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the IRS that they are subject to backup withholding. The current backup withholding rate is applied.

For shares purchased and sold from a taxable account, your intermediary will report cost basis information to you and to the IRS. Your intermediary will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your intermediary’s default method, which is often the average cost method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.

Taxation of the Fund

Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes.

Certain fund transactions may involve futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all its net investment income and net capital gains. It is important for the Fund to meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in a partnership, however, it may be subject to state tax liabilities.

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SHAREHOLDER’S GUIDE

The Fund issues or redeems its shares at NAV per share only in Creation Units. Shares of the Fund are listed for trading on a national securities exchange and trade on the secondary market during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. There is no minimum investment. When buying or selling Fund shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and offered price in the secondary market on each purchase and sale transaction. Fund shares are traded on NYSE Arca under the trading symbol VNLA. Share prices are reported in dollars and cents per share.

Authorized Participants may acquire Fund shares directly from the Fund, and Authorized Participants may tender their Fund shares for redemption directly to the Fund, at NAV per share, only in Creation Units and in accordance with the procedures described in the SAI.

PRICING OF FUND SHARES

The per share NAV of the Fund is computed by dividing the total value of the Fund’s portfolio, less any liabilities, by the total number of outstanding shares of the Fund. The Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“Business Day”). However, the NAV may still be calculated if trading on the NYSE is restricted, provided there is sufficient pricing information available for the Fund to value its securities, or as permitted by the SEC. Foreign securities held by the Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Fund’s holdings may change on days that are not Business Days in the United States and on which you will not be able to purchase or sell the Fund’s shares.

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates.

The value of the securities of mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

All purchases, sales, or other account activity must be processed through your financial intermediary or plan sponsor.

DISTRIBUTION AND SERVICING FEES

Distribution and Shareholder Servicing Plan

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay the Distributor, or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the shares of the Fund. However, payment of a 12b-1 Plan fee has not been authorized at this time.

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Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.

The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so and the imposition of or increase in the 12b-1 fee is first approved by the Fund’s shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized and payments are made, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

From their own assets, Janus Capital or its affiliates pay selected brokerage firms or other financial intermediaries for making certain funds available to their clients or otherwise distributing, promoting or marketing the funds. Janus Capital or its affiliates also make payments to one or more intermediaries for information about transactions and holdings in the funds, such as the amount of fund shares purchased, sold or held through the intermediary and or its salespersons, the intermediary platform(s) on which shares are transacted and other information related to the funds. Payments made by Janus Capital and its affiliates may eliminate or reduce trading commissions that the intermediary would otherwise charge its customers or its salespersons in connection with the purchase or sale of certain funds. Payment by Janus Capital or its affiliates to eliminate or reduce a trading commission creates an incentive for salespersons of the intermediary to sell the Janus Henderson funds over other funds for which a commission would be charged. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different intermediaries. Janus Capital may determine to make payments based on any number of factors or metrics. For example, Janus Capital may make payments at year-end and/or other intervals in a fixed amount, an amount based upon an intermediary’s services at defined levels, an amount based upon the total assets represented by funds subject to arrangements with the intermediary, or an amount based on the intermediary’s net sales of one or more funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. More information regarding these payments is contained in the SAI.

With respect to non-exchange-traded Janus Henderson funds not offered in this Prospectus, Janus Capital or its affiliates pay fees, from their own assets, to selected brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries that sell the Janus Henderson funds for distribution, marketing, promotional, or related services, and/or for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services. Shareholders investing through an intermediary should consider whether such arrangements exist when evaluating any recommendations from an intermediary.

In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, and support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Janus Henderson funds. Janus Capital or its affiliates may make payments to participate in intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other funds (or non-mutual fund investments), with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to

31½Janus Detroit Street Trust

elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund. Please contact your financial intermediary or plan sponsor for details on such arrangements.

PURCHASING AND SELLING SHARES

Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund shares listing will continue or remain unchanged. The Fund does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling the Fund’s shares involves certain costs that apply to all securities transactions. When buying or selling shares of the Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares.

The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity. Shares of the Fund may be acquired through the Distributor or redeemed directly with the Fund only in Creation Units or multiples thereof, as discussed in the “Creation and Redemption of Creation Units” section of the SAI. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Fund’s primary listing exchange is NYSE Arca. The NYSE Arca is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A Business Day with respect to the Fund is each day NYSE Arca is open. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day. On days when the NYSE Arca or the bond markets close earlier than normal (or on days where the bond markets are closed but the NYSE Arca is open), the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. In addition, to minimize brokerage and other related trading costs associated with securities that cannot be readily transferred in-kind, the Fund may establish early trade cut-off times for Authorized Participants to submit orders for Creation Units, in accordance with the 1940 Act. See the SAI for more information.

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if it is unable to verify a shareholder’s identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary’s Anti-Money Laundering Program.

In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

32½Janus Detroit Street Trust

Continuous Offering

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Book Entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The DTC or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other exchange-traded securities that you hold in book-entry or “street name” form.

Share Prices

The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions, and other factors. Information regarding the intra-day net asset value of the Fund is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are primarily listed or by market data vendors or other information providers. The intra-day net asset value calculations are estimates of the value of the Fund’s net asset value per Fund share based on the current market value of the securities and/or cash included in the Fund’s intra-day net asset value basket, using market data converted into U.S. dollars at the current currency rates. The intra-day net asset value does not necessarily reflect the precise composition of the current portfolio of securities and instruments held by the Fund at a particular point in time or the best possible valuation of the current portfolio. For example, the intra-day net asset value is based on quotes and closing prices from the securities’ local market and may not reflect events that occur subsequent to the local market’s close. Therefore, the intra-day net asset value should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The intra-day net asset value is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities and instruments included in the Fund’s intra-day net asset value basket. The Fund is not involved in, or responsible for, the calculation or dissemination of the intra-day net asset value and makes no representation or warranty as to its accuracy. An inaccuracy in the intra-day net asset value could result from various factors, including the difficulty of pricing portfolio instruments on an intra-day basis.

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Premiums and Discounts

There may be differences between the daily market prices on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. See “Pricing of Fund Shares” above. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the national securities exchange on which shares of the Fund are primarily listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above, or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and the Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV. A discount or premium could be significant. Information regarding the frequency of daily premiums or discounts, generally at the time the NAV is calculated, during the Fund’s four previous calendar quarters is available at janushenderson.com/performance by selecting the Fund for additional details.

Investments by Other Investment Companies

The Trust and the Fund are part of the Janus Henderson family of funds and are related for purposes of investor and investment services, as defined in Section 12(d)(1)(G) of the 1940 Act.

For purposes of the 1940 Act, Fund shares are issued by a registered investment company and purchases of Fund shares by registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the Act are subject to the restrictions set forth in Section 12(d)(1) of the Act, except as permitted by an exemptive order of the SEC. The SEC has granted the Trust such an order to permit registered investment companies to invest in Fund shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company first enter into a written agreement with the Trust regarding the terms of the investment.

EXCESSIVE TRADING

Frequent trading of Fund shares does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capital gains by the Fund, or otherwise harm Fund shareholders. The vast majority of trading in Fund shares occurs on the secondary market. Because these trades do not involve the Fund, they do not harm the Fund or its shareholders. A few institutional investors are authorized to purchase and redeem Fund shares directly with the Fund. Because these trades typically are effected in kind (i.e., for securities and not for cash), they do not cause any of the harmful effects to the issuing fund (as previously noted) that may result from frequent cash trades. For these reasons, the Trustees of the Fund have determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market timing of Fund shares. However, the Fund’s policies and procedures regarding frequent purchases and redemptions may be modified by the Trustees at any time.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

Each business day, the Fund’s portfolio holdings information is provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. In addition, on each business day before commencement of trading in shares on the NYSE Arca, the Fund will disclose on janushenderson.com/info the identities and quantities of each portfolio position held by the Fund that will form the basis for the Fund’s calculation of the NAV per share at the end of the business day. The Fund is also required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders.

For additional information on these disclosures and the availability of portfolio holdings information, please refer to the Fund’s SAI.

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SHAREHOLDER COMMUNICATIONS

Statements and Reports

Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.

Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund’s investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Fund’s fiscal year ends October 31.

Lost (Unclaimed/Abandoned) Accounts

It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor is unable to locate the shareholder, then the financial intermediary or plan sponsor is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund share. The information for the fiscal period shown has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

For a share outstanding during each year or period ended October 31	2018	2017(1)
Net Asset Value, Beginning of Period	$50.35	$50.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	1.25	0.82
Net realized and unrealized gain/(loss)	(0.33)	0.11
Total from Investment Operations	0.92	0.93
Less Dividends and Distributions:
Dividends (from net investment income)	(1.23)	(0.58)
Total Dividends and Distributions	(1.23)	(0.58)

Net Asset Value, End of Period	$50.04	$50.35

Total Return*	1.86%	1.87%
Net assets, End of Period (in thousands)	$730,545	$156,084
Average Net Assets for the Period (in thousands)	$406,711	$66,131
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.35%	0.35%
Ratio of Net Investment Income/(Loss)	2.51%	1.71%
Portfolio Turnover Rate(3)	22%	44%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from November 16, 2016 (commencement of operations) through October 31, 2017.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

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GLOSSARY OF INVESTMENT TERMS

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest, as well as some general investment terms. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

DEBT SECURITIES

Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by the Fund with each effective maturity “weighted” according to the percentage of net assets that it represents.

Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to “Municipal lease obligations” below.

Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. The Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).

Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by the Fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Fund’s duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The Fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.

Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”

Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to “Municipal securities” below.

Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest

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rates. In that case, the Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

Mortgage dollar rolls are transactions in which the Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash.

Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some

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agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.

Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.

Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

FUTURES, OPTIONS, AND OTHER DERIVATIVES

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include options, forward contracts, swaps, and futures contracts.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. The Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. The Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. The Fund may purchase or write such options individually or in combination.

Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it

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generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

Cash sweep program is an arrangement in which the Fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.

Diversification is a classification given to a fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.

Industry concentration for purposes under the 1940 Act is the investment of 25% or more of the Fund’s total assets in an industry or group of industries.

Leverage occurs when the Fund increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects the Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject the Fund to leveraged market exposure to commodities. In addition, the Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.

Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

Net long is a term used to describe when the Fund’s assets committed to long positions exceed those committed to short positions.

Repurchase agreements involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

Reverse repurchase agreements involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

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EXPLANATION OF RATING CATEGORIES

The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR’S RATINGS SERVICES

Bond Rating	Explanation

Investment Grade

AAA . . . . . . . . . . . . . . .	Highest rating; extremely strong capacity to pay principal and interest.

AA . . . . . . . . . . . . . . . .	High quality; very strong capacity to pay principal and interest.

A . . . . . . . . . . . . . . . . . .	Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

BBB. . . . . . . . . . . . . . . .	Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

Non-Investment Grade

BB . . . . . . . . . . . . . . . .	Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B . . . . . . . . . . . . . . . . . .	More vulnerable to nonpayment than obligations rated “BB,” but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC . . . . . . . . . . . . . . .	Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

CC . . . . . . . . . . . . . . . .	Currently highly vulnerable to nonpayment.

C . . . . . . . . . . . . . . . . . .	Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.

D . . . . . . . . . . . . . . . . . .	In default.

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FITCH, INC.

Long-Term Bond Rating	Explanation

Investment Grade

AAA . . . . . . . . . . . . . . .	Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.

AA . . . . . . . . . . . . . . . .	Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

A . . . . . . . . . . . . . . . . . .	High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. . . . . . . . . . . . . . . .

Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.

Non-Investment Grade

BB . . . . . . . . . . . . . . . .	Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

B . . . . . . . . . . . . . . . . . .	Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC . . . . . . . . . . . . . . .	May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

CC . . . . . . . . . . . . . . . .	May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.

C . . . . . . . . . . . . . . . . . .	May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

D . . . . . . . . . . . . . . . . . .	In default.

Short-Term Bond Rating	Explanation

F-1+ . . . . . . . . . . . . . . .	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 . . . . . . . . . . . . . . . .	Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.

F-2 . . . . . . . . . . . . . . . .	Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

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MOODY’S INVESTORS SERVICE, INC.

Bond Rating	Explanation

Investment Grade

Aaa . . . . . . . . . . . . . . . .	Highest quality, smallest degree of investment risk.

Aa. . . . . . . . . . . . . . . . .	High quality; together with Aaa bonds, they compose the high-grade bond group.

A . . . . . . . . . . . . . . . . . .	Upper to medium-grade obligations; many favorable investment attributes.

Baa . . . . . . . . . . . . . . . .	Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

Non-Investment Grade

Ba. . . . . . . . . . . . . . . . .	More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

B . . . . . . . . . . . . . . . . . .	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

Caa . . . . . . . . . . . . . . . .	Poor standing, may be in default; elements of danger with respect to principal or interest payments.

Ca . . . . . . . . . . . . . . . . .	Speculative in a high degree; could be in default or have other marked shortcomings.

C . . . . . . . . . . . . . . . . . .	Lowest rated; extremely poor prospects of ever attaining investment standing.

Unrated securities will be treated as non-investment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies (“split-rated securities”), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.

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You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, or by contacting a Janus representative at 1-800-668-0434. The Fund’s Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/info. Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports. In the Fund’s annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. Reports and other information about the Funds are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com/info

151 Detroit Street

Denver, CO 80206-4805

1-800-668-0434

The Trust’s Investment Company Act File No. is 811-23112.

February 28, 2019

Ticker
Janus Henderson Mortgage-Backed Securities ETF	JMBS
Principal U.S. Listing Exchange: NYSE Arca, Inc.

Janus Detroit Street Trust

Prospectus

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your broker-dealer or other financial intermediary (such as a bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your broker-dealer or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your broker-dealer or other financial intermediary. Your election to receive reports in paper will apply to all Funds held in your account at your broker-dealer or other financial intermediary.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes Janus Henderson Mortgage-Backed Securities ETF (the “Fund”), a portfolio of Janus Detroit Street Trust (the “Trust”). Janus Capital Management LLC (“Janus Capital” or “Janus”) serves as investment adviser to the Fund.

Shares of the Fund are not individually redeemable and the owners of Fund shares may purchase or redeem shares from the Fund in Creation Units only, in accordance with the terms set forth in this prospectus. The purchase and sale price of individual Fund shares trading on an exchange may be below, at or above the most recently calculated net asset value for Fund shares.

1½Janus Henderson Mortgage-Backed Securities ETF

FUND SUMMARY

Janus Henderson Mortgage-Backed Securities ETF

Ticker:    JMBS

INVESTMENT OBJECTIVE

Janus Henderson Mortgage-Backed Securities ETF seeks a high level of total return consisting of income and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the table or in the example below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.35%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.35%

(1)

The Fund’s Management Fee is a “unitary” fee that is designed to pay substantially all operating expenses, except for distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

(2)	Other Expenses are based on estimated expenses that the Fund expects to incur.

EXAMPLE:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the period September 12, 2018 (commencement of operations) through October 31, 2018, the Fund’s portfolio turnover rate was 91% of the averaged value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to achieve its investment objective by investing mainly in mortgage-related instruments. Under normal circumstances, the Fund will invest at least 80%, and often times substantially all, of its net assets (plus any borrowings for investment purposes) in a portfolio of mortgage-related fixed income instruments of varying maturities. Mortgage-related fixed income instruments include residential and commercial mortgage-backed securities (“MBS”), collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities and other securities representing an interest in or secured by or related to mortgages, including asset-backed securities and securities issued by other ETFs that invest principally in MBS. Under normal circumstances, the Fund will invest at least 80% of its net assets in mortgage-related securities issued by the U.S. government and its agencies, such as the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). The Fund may also invest in non-agency, or privately-issued, residential and commercial MBS, and other mortgage-related securities. The Fund will typically enter into “to be announced” or “TBA” commitments when purchasing MBS. In addition to its investments in mortgage-backed and mortgage-related securities, the Fund will from time to time also invest in

2½Janus Henderson Mortgage-Backed Securities ETF

certain other fixed-income securities and/or hold cash and cash-equivalents (such as U.S. treasuries). The Fund will invest primarily in securities rated investment grade (that is, securities rated Baa3/BBB- or higher, or if unrated, determined to be of comparable credit quality by Janus Capital). The Fund may also invest in lower-rated, higher-yielding securities when Janus Capital believes that the increased risk of such lower rated securities is justified by the potential for increased return. The Fund invests only in U.S. dollar denominated securities.

As a general indication of the Fund’s targeted risk/return profile, the Fund will seek to invest in mortgage-related instruments that can provide a return of 0.50% (net of fees) over the Bloomberg Barclays US MBS Index Total Return Value Unhedged USD (“Bloomberg Barclays US MBS Index”), while generally maintaining an investment return with substantial correlation to the Index.

Additionally, the Fund may invest in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, commodities, currencies, interest rates, or market indices. In particular, the Fund may use swaps, futures, forward contracts, options and inverse floaters. The Fund may use derivatives for various investment purposes, such as to manage or hedge portfolio risk, including interest rate risk, or to manage duration. The Fund’s exposure to derivatives will vary. The Fund may also enter into short positions for hedging purposes.

The Fund is “actively managed” and does not seek to replicate the composition or performance of an index. In addition to considering economic factors such as the effect of interest rates on the Fund’s investments, the portfolio managers apply a “bottom up” approach in choosing investments. This means that the portfolio managers look at securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. The portfolio managers additionally consider the expected risk-adjusted return on a particular investment and the Fund’s overall risk allocations and volatility.

The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

PRINCIPAL INVESTMENT RISKS

Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund’s returns and yields will vary, and you could lose money. The principal risks and special considerations associated with investing in the Fund are set forth below.

Mortgage-Backed Securities Risk.  Mortgage-backed securities are classified generally as either commercial mortgage-backed securities or residential mortgage-backed securities, each of which is subject to certain specific risks. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

Privately Issued Mortgage-Related Securities Risk.  Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk, or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose, and borrower characteristics. The risk of nonpayment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-Backed Securities Risk.  Asset-backed securities may be adversely affected by changes in interest rates, underperformance of the underlying assets, and the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or

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other credit or liquidity enhancements. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment, and extension risk in an increasing rate environment.

Fixed-Income Securities Risk.  The Fund invests in a variety of fixed-income securities. Typically, the value of fixed-income securities changes inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease. The Fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. Since December 2015, the Federal Reserve began to raise the target range for the federal funds rate. To the extent the Federal Reserve continues to raise rates there is a risk that the fixed income markets will experience increased volatility and that the liquidity of certain Fund investments may be reduced. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, extension risk, and liquidity risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Extension risk is the risk that borrowers may pay off their debt obligations more slowly in times of rising interest rates. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth.

TBA Commitments Risk.  The Fund will typically enter into “to be announced” or “TBA” commitments for mortgage-backed securities and, at times, the portion of the Fund’s portfolio allocated to TBA securities may be significant. There can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the securities, the Fund could suffer a loss. At the time of its acquisition, a TBA security may be valued at less than the purchase price.

High-Yield/High-Risk Bond Risk.  High-yield/high-risk bonds may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value. High-yield/high-risk bonds (or “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s Ratings Services, Fitch, Inc., and Moody’s Investors Service, Inc. or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market is considered to be speculative in nature and can experience sudden and sharp price swings.

Market Risk.  The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.

Derivatives Risk.  Derivatives, such as swaps, forwards, futures, inverse floaters and options, can be highly volatile and involve similar risks to those as the underlying referenced securities, such as risks related to interest rates, market, credit, valuation, and liquidity, among others. There are also additional risks. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it

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contractually is entitled to receive. Derivatives may be difficult to value, and susceptible to liquidity risk. Because most derivatives are not eligible to be transferred in-kind, the Fund may be subject to increased liquidity risk to the extent its derivative positions become illiquid, relative to an exchange-traded fund that is able to deliver its underlying investments in-kind to meet redemptions. Derivatives entail the risk that a party will default on its obligations to the Fund. If there is a default by the other party to such a transaction, the Fund normally will have contractual remedies pursuant to the agreements related to the transaction. Futures contracts are subject to the risk of (i) imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract, and (ii) losses caused by unanticipated market movements. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. The Fund’s investments in interest rate swaps and futures in particular entail the risk that the Fund’s portfolio managers’ prediction of the direction of interest rates is wrong, and the Fund could incur a loss. A rise in the reference rate of an inverse floater will cause a drop in the interest rate paid by the inverse floater while a drop in the reference rate of the inverse floater will cause an increase in the interest rate paid on the inverse floater. Inverse floaters may exhibit substantial price volatility. If the Fund invests a significant portion of its assets in derivatives, its investment performance could be dependent on securities not directly owned by the Fund.

Management Risk.  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. Although the Fund seeks to provide long-term positive returns, market conditions or implementation of the Fund’s investment process may result in losses, and the Fund will not meet its investment objective. As such, there can be no assurance of positive “absolute” returns.

Portfolio Turnover Risk.  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on the Fund’s performance.

Market Trading Risk.  The Fund faces numerous market trading risks, including the potential lack of an active secondary trading market for Fund shares, losses from trading in secondary markets, and periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to its net asset value. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. Although Fund shares are listed on an exchange, there can be no assurance that an active or liquid trading market for Fund shares will develop or be maintained. In addition, trading in Fund shares on an exchange may be halted.

Trading Issues Risk.  Although Fund shares are listed for trading on the NYSE Arca, Inc. (“NYSE Arca”), there can be no assurance that an active trading market for such shares will develop or be maintained. The lack of an active market for Fund shares, as well as periods of high volatility, disruptions in the creation/redemption process, or factors affecting the liquidity of the underlying securities held by the Fund, may result in the Fund’s shares trading at a premium or discount to its net asset value per share (“NAV”). If an investor purchases shares at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the investor may sustain losses.

Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Fund shares inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “circuit breaker” rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the Fund’s listing will continue to be met or will remain unchanged. During a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Fund’s shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.

Fluctuation of NAV.  The NAV of the Fund shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the NYSE Arca. An absence of trading in shares of the Fund, or a high volume of trading in the Fund, may result in trading prices that differ significantly from the Fund’s NAV. It cannot be predicted whether Fund shares will trade below, at or above the Fund’s NAV. If an investor purchases shares at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses. Further, the securities held by the Fund may be traded in markets that close at a different time than the NYSE

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Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV is likely to widen. Similarly, the NYSE Arca may be closed at times or days when markets for securities held by the Fund are open, which may increase bid-ask spreads and the resulting premium or discount to the Fund shares’ NAV when the NYSE Arca re-opens. The Fund’s bid-ask spread and the resulting premium or discount to the Fund’s NAV may also be impacted by the liquidity of the underlying securities held by the Fund, particularly in instances of significant volatility of the underlying securities.

Authorized Participant Risk.  The Fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of these cases, shares may trade like closed-end fund shares at a premium or a discount to NAV and possibly face delisting.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of operations. Performance information for certain periods will be included in the Fund’s first annual and/or semiannual report and is available at janushenderson.com/info or by calling 800-668-0434. When provided, the information is designed to offer some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future.

MANAGEMENT

Investment Adviser:  Janus Capital Management LLC

Portfolio Managers:  John Kerschner, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since inception. Nick Childs, CFA, is Co-Portfolio Manager of the Fund, which he has co-managed since inception.

PURCHASE AND SALE OF FUND SHARES

The Fund is an actively-managed exchange-traded fund. Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at NAV in large increments called “Creation Units” (25,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” Janus Capital may modify the Creation Unit size with prior notification to the Fund’s Authorized Participants. See the ETF portion of the Janus Henderson website for the Fund’s current Creation Unit size. The Fund will generally issue Creation Units in exchange for cash, and redeem Creation Units in exchange for portfolio securities (and an amount of cash) that the Fund specifies each day. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund.

Shares of the Fund are listed and trade on NYSE Arca, and individual investors can purchase or sell shares in much smaller increments for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account). A sale of Fund shares may result in a capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), Janus Capital and/or its affiliates may pay broker-dealers or intermediaries for the sale and/or maintenance of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND

FEES AND EXPENSES

Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus. The fees and expenses shown reflect estimated annualized expenses that the Shares expect to incur.

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“Annual Fund Operating Expenses” are paid out of the Fund’s assets. You do not pay these fees directly but, as the Example in the Fund Summary shows, these costs are borne indirectly by all shareholders.

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The “Management Fee” is the rate paid by the Fund to Janus Capital for providing certain services. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).

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“Other Expenses” include taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses).

ADDITIONAL INVESTMENT STRATEGIES AND GENERAL PORTFOLIO POLICIES

The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index. Accordingly, the portfolio managers have discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective. Under normal circumstances, the Fund will generally sell or dispose of its portfolio investments when, in the opinion of Janus Capital, they have reached their profit or price target, or as the result of changing market conditions. The Fund is designed for investors who seek exposure to an actively managed portfolio consisting primarily of mortgage-related fixed-income instruments.

The Fund’s Board of Trustees (“Trustees”) may change the Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days or as soon as reasonably practicable before making any such change it considers material. If there is a material change to the Fund’s objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

The Fund’s portfolio holdings are disclosed on its website daily after the close of trading on the exchange and prior to the opening of trading on the exchange the following day. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI. Information about the premiums and discounts at which the Fund’s shares have traded will be available at janushenderson.com/performance by selecting the Fund for additional details.

Unless otherwise stated, the following additional investment strategies and general policies apply to the Fund and provide further information including, but not limited to, the types of securities the Fund may invest in when implementing its investment objective. Some of these strategies and policies may be part of a principal strategy. Other strategies and policies may be utilized to a lesser extent, and where applicable, are noted as non-principal investment strategies. Except for the Fund’s policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.

The Fund may borrow money from a bank up to a limit of 5% of the value of its assets, but only for temporary or emergency purposes. For temporary liquidity and cash management purposes, the Fund may invest in other exchange-traded funds (“ETFs”) that provide exposure to mortgage-related securities.

Cash Position

The Fund may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for investing in mortgage-backed, mortgage-related and other fixed-income instruments, the Fund’s investment in cash or cash equivalents, such as U.S. treasury securities, commercial paper, repurchase agreements and other short-duration fixed-income securities may increase. When the Fund’s investments in cash or cash equivalents increase, the Fund may not participate in market advances or declines to the same extent that it would if it remained more fully invested. To the extent the Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

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Additionally, in unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions, the Fund may temporarily further increase its cash or cash equivalent position up to 100% of its assets.

High-Yield/High-Risk Bonds

A high-yield/high-risk bond (also called a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. Junk bonds are considered to be speculative in nature and present greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

Illiquid Investments

The Fund will not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as “restricted securities”). Certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.

Industrial Development Bond

The Fund may invest in industrial development bonds. Industrial development bonds are a financing technique through which a private party (often to develop or expand manufacturing, commercial, wholesale and/or distribution facilities) is permitted by a state or local government to benefit from the government entity’s tax-exempt status and ability to issue debt obligations at tax-exempt rates. Under this structure, the private party is the ultimate recipient of the bond proceeds, which because of the tax-exempt nature of the income bears a lower interest rate than many alternatives. Industrial development bonds are generally issued by the government entity on a “conduit” basis, meaning that the government entity does not back or secure repayment of the bonds.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Interest Rate Futures Contracts

Interest rate futures contracts, including futures contracts on US treasuries, Eurodollars and other futures contracts that provide interest rate exposure, are typically exchange-traded, are typically used to obtain interest rate exposure in order to manage duration and hedge interest rate risk. An interest rate futures contract is a bilateral agreement where one party agrees to accept and the other party agrees to make delivery of a specified security, as called for in the agreement at a specified date and at an agreed upon price. Generally, Treasury interest rate futures contracts are closed out or rolled over prior to their expiration date.

Leverage

Leverage occurs when the Fund increases its assets available for investment using reverse repurchase agreements, when-issued, delayed delivery, or forward commitment transactions (including TBA securities), or other similar transactions. In addition, other investment techniques, such as certain derivative transactions, can create a leveraging effect.

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Mortgage-Backed Securities

The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

Unlike traditional debt instruments, payments on mortgage-backed securities include both interest and a partial payment of principal. Prepayment of the principal of underlying loans at a faster pace than expected is known as “prepayment risk,” and may shorten the effective maturities of these securities. This may result in the Fund having to reinvest proceeds at a lower interest rate. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities.

In addition to prepayment risk, investments in mortgage-backed securities, particularly those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than other mortgage-backed securities.

Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages underlying these securities to be paid more slowly than expected, increasing the Fund’s sensitivity to interest rate changes and causing its price to decline.

Asset-Backed Securities

The Fund will typically invest in asset-backed securities backed by pools of home equity loans and other mortgage-related debt. Asset-backed securities are collateralized by pools of obligations or assets. Most asset-backed securities involve pools of consumer or commercial debts with maturities less than ten years. However, almost any type of asset may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes, or pass-through certificates and may be structured as floaters, inverse floaters, interest-only and principal-only obligations.

Similar to mortgage-backed securities, payments on asset-backed securities include both interest and a partial payment of principal. The value of the Fund’s investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. The Fund could incur a loss if the underlying loans are not paid. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment. The impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset-backed securities, making them more volatile and sensitive to changing interest rates.

Mortgage Dollar Rolls

The Fund may enter into “mortgage dollar rolls,” which are similar to reverse repurchase agreements in certain respects. In a “mortgage dollar roll” transaction, the Fund sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Successful use of mortgage dollar rolls depends on the Fund’s ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price.

Municipal Lease Obligations

The Fund may invest in municipal lease obligations. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities. Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality’s covenant to budget for, appropriate funds for and make the payments due under the lease obligation. In deciding whether to purchase a lease obligation, the Fund will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. Municipal lease obligations may be less readily marketable than other municipal securities.

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Non-Agency Mortgage-Backed Securities

The Fund may invest in non-agency mortgage-backed securities, which are mortgage-backed securities issued or guaranteed by private issuers.

Options on Futures Contracts

An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

Options on Securities and Indices

The Fund may purchase and write put and call options on securities and indices. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

Options on Swap Contracts

The Fund may enter into options on swap agreements, commonly referred to as “swaptions.” A swaption is a contract that gives a purchaser the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swaptions can be used for a variety of purposes, including to manage the Fund’s overall exposure to changes in interest rates and credit quality; as an efficient means of adjusting the Fund’s exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk.

Pass Through Securities

Pass-through securities (such as mortgage- and asset-backed securities) are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. In the pass-through structure, principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

Portfolio Turnover

Portfolio turnover rates are generally not a factor in making buy and sell decisions. Changes may be made to the Fund’s portfolio, consistent with the Fund’s investment objective and policies, when the portfolio managers believe such changes are in the best interests of the Fund and its shareholders. Short-term transactions may result from the purchase of a security in anticipation of relatively short-term gains, liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund (including due to purchases and redemptions of Creation Units), the nature of the Fund’s investments, and the investment style of the portfolio managers. Due to the nature of the securities in which it invests, the Fund may have relatively high portfolio turnover compared to other funds.

Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on the Fund’s performance.

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Securities Lending

The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

Short Positions

The Fund may invest in short positions for hedging purposes using interest rate futures, swaps, forward contracts, options and also through the short sale of portfolio securities. A short sale is generally a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a Fund’s losses are potentially unlimited in a short sale transaction. A Fund’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in the Fund having higher expenses than a Fund that does not engage in short sales and may negatively affect the Fund’s performance.

To the extent that a Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited. Short sales and short derivatives positions have a leveraging effect on the Fund, which may increase the Fund’s volatility.

Special Situations

The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund’s portfolio managers, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and the Fund’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.

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Swap Agreements

The Fund may utilize swap agreements such as credit default, interest rate, and total return swaps, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect its portfolio from adverse movements in securities prices, the rate of inflation, or interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Various types of swaps such as credit default, interest rate, and total return swaps are described in this Prospectus and/or in the “Glossary of Investment Terms.”

Index Credit Default Swaps – The Fund may invest in index credit default swaps (“CDX”). A CDX is a centrally cleared swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name credit default swap. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. New series of CDXs are issued on a regular basis.

Interest Rate Swaps – Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps are centrally cleared and do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

Single-Name Credit Default Swaps – The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. CDS are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the CDS agrees to insure this risk in exchange for regular periodic payments. Single-name CDS provide exposure to a single reference entity and are not centrally cleared.

TBA Commitments

The Fund will typically enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. At the time the TBA commitment is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Fund’s NAV. Because the Fund is generally not required to pay for the security until the settlement date, if the Fund remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage. To facilitate these TBA commitments, the Fund is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments.

U.S. Government Securities

The Fund may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury, including Treasury Inflation-Protected Securities (also known as TIPS), and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the “full faith and credit” of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

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Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.

Variable- and Floating-Rate Obligations.

The Fund may invest in securities with variable or floating rates of interest which, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. Inverse floating rate securities (“Inverse Floaters”) are debt instruments whose interest bears an inverse relationship to the interest rate on another security. Inverse Floaters may exhibit greater price volatility than a fixed rate obligation with similar credit quality. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, the Fund could lose money, or its NAV could decline by the use of inverse floaters.

Other Types of Investments

Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of U.S. dollar denominated securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund’s assets or reducing risk; however, they may not achieve the Fund’s investment objective. These securities and strategies may include fixed-income securities issued in private placement transactions.

RISKS OF THE FUND

The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Fund. The Fund invests mainly in mortgage-related instruments. The following information is intended to help you better understand some of the risks of investing in the Fund. The impact of the following risks on the Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in the Fund, you should consider carefully the risks that you assume when investing in the Fund.

Cash Transaction Risk.  Consistent with the Fund’s exemptive order to operate as an exchange-traded fund, the Fund may require all authorized participants to purchase creation units in cash when the portfolio managers believe it is in the best interest of the Fund. Cash purchases may cause the Fund to incur portfolio transaction fees or charges or delays in investing the cash that it would otherwise not incur if a purchase was made on an in-kind basis. To the extent the Fund determines to effect a creation unit redemption on a cash basis, it may be less tax-efficient for the Fund compared to an in-kind redemption and may cause the Fund to incur portfolio transaction fees or charges it would not otherwise incur with an in-kind redemption, to the extent such fees or charges are not offset by the redemption transaction fee paid by creation unit transaction fee. In addition, the Fund’s use of cash transactions may result in wider bid-ask spreads in Fund shares trading in the secondary market as compared to ETFs that transact exclusively on an in-kind basis.

Collateralized Mortgage Obligation Risk.  The Fund may invest in collateralized mortgage obligations (“CMOs”), which are a type of mortgage-backed security. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Janus Capital, it is possible that the Fund could lose all or substantially all of its investment.

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Counterparty Risk.  Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles. In addition, the Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of forwards, swaps, futures, and options). The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Credit Quality Risk.  The Fund is subject to the risks associated with the credit quality of the issuers of fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact the Fund’s returns and yield. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

Many fixed-income securities receive credit ratings from services such as Standard & Poor’s, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact your return and yield. If a security has not received a rating, the Fund must rely upon Janus Capital’s credit assessment, which if incorrect can also impact the Fund’s returns and yield. Please refer to the “Explanation of Rating Categories” section of this Prospectus for a description of bond rating categories.

Derivatives Risks.  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced assets. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. In addition, because most derivatives are not eligible to be transferred in-kind, the Fund may be subject to increased liquidity risk to the extent its derivative positions become illiquid, relative to an exchange-traded fund that is able to deliver its underlying investments in-kind to meet redemptions. Derivatives also entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

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Index Credit Default Swaps Risk.  If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

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Interest Rate Futures Risk.  The Fund’s investments in interest rate futures entail the risk that the Fund’s portfolio managers’ prediction of the direction of interest rates is wrong, and the Fund could incur a loss. In addition, due to the possibility of price distortions in the interest rate futures market, a correct forecast of general interest rate trends by the portfolio managers may not result in the successful use of interest rate futures.

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Interest Rate Swaps Risk.  The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations.

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Options on Futures Contracts Risk.  The amount of risk that the Fund assumes when it purchases an option on a futures contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, it may be necessary to exercise the option and to liquidate the underlying futures contract subject to the risks of the availability of a liquid offset market. The seller of an option on a futures contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price underlying security, index, currency, or futures contracts.

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Options on Securities and Indices Risk.  Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Options on indices may, depending on circumstances, involve greater risk than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

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Options on Swap Contracts Risk.  Because the use of options on swap contracts, or “swaptions,” generally does not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swaption, in which case the Fund may not receive the net amount of payments that it contractually is entitled to receive. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

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Single-Name Credit Default Swaps Risk.  When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund. Unlike CDXs, single-name CDS do not have the benefit of diversification across many issuers.

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Treasury Futures Contracts Risk.  While transactions in Treasury futures contracts may reduce certain risks, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any Treasury futures contracts. To the extent the Fund uses Treasury futures contracts, it is exposed to additional volatility and potential losses resulting from leverage. Losses (or gains) involving Treasury futures contracts can sometimes be substantial – in part because a relatively small price movement in a Treasury futures contract may result in an immediate and substantial loss (or gain) for the Fund.

Exchange-Traded Funds Risk.  The Fund may invest in ETFs for temporary liquidity purposes and to manage duration and cash positioning. ETFs are typically open-end investment companies which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to its NAV. As a result, the Fund may pay more or less than NAV when it buys ETF shares, and may receive more or less than NAV when it sells those shares. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will also bear a pro rata portion of the ETF’s expenses. Additionally, when purchasing or selling shares of an ETF, the Fund may pay commissions or other trading costs as part of the transaction. The Fund is also subject to the risks associated with the securities in which the ETF invests.

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Fixed Income Securities Risk.  The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Further, during periods of very low or negative interest rates, the Fund may not be able to maintain positive returns. The Fund may be subject to heightened interest rate risk because the Federal Reserve has ended its monetary stimulus program known as quantitative easing and interest rates are near historically low levels. In December 2015, the Federal Reserve began to raise the target range for the federal funds rate. To the extent the Federal Reserve continues to raise rates there is a risk that the fixed income markets will experience increased volatility and that the liquidity of certain Fund investments may be reduced. These developments could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in the Fund having to reinvest its proceeds in lower yielding securities. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the portfolio managers would like or at the price the portfolio managers believe the security is currently worth. To the extent the Fund invests in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

High-Yield/High-Risk Bond Risk.  High-yield/high-risk bonds (or “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market is considered to be speculative in nature and can experience sudden and sharp price swings.

The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

Please refer to the “Explanation of Rating Categories” section of this Prospectus for a description of bond rating categories.

Inflation-Related Investments Risk.  Inflation-linked swaps, inflation-linked bonds (including Treasury Inflation-Protected Securities, also known as TIPS), and other inflation-linked securities are subject to inflation risk. A swap held long by the Fund can potentially lose value if the rate of inflation over the life of the swap is less than the fixed rate that the Fund agrees to pay at the initiation of the swap. Except for the Fund’s investments in TIPS, which are guaranteed as to principal by the U.S. Treasury, the inflation-adjusted principal value of inflation-linked bonds repaid at maturity may be less than the original principal. Because of their inflation-linked adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate securities. In the event of deflation, where prices decline over time, the principal and income of inflation-linked bonds will likely decline, resulting in losses to the Fund.

Interest Rate Risk.  Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond

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prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern. The Fund may manage interest rate risk by varying the average-weighted effective maturity of the portfolio to reflect an analysis of interest rate trends and other factors. The Fund’s average-weighted effective maturity will tend to be shorter when the portfolio managers expect interest rates to rise and longer when the portfolio managers expect interest rates to fall. The Fund may also use futures, swaps, options, and other derivatives to manage interest rate risk.

Leverage Risk.  Engaging in transactions using leverage or those having a leveraging effect subjects the Fund to certain risks. These risks may be heightened if the Fund invests all, or a significant portion of its assets in futures, forwards, swaps, and other types of derivatives. Leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. Through the use of leverage, the Fund’s total investment exposure could exceed the value of its portfolio securities and its investment performance could be dependent on securities not directly owned by the Fund. Certain commodity-linked derivatives may subject the Fund to leveraged market exposure to commodities. In addition, the Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other, additional assets to meet its collateral requirements.

Management Risk.  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other funds with similar investment objectives.

Because the Fund invests substantially all of its assets in fixed-income securities or income-generating securities, it is subject to risks such as credit risk and interest rate fluctuations. The Fund’s performance may also be affected by risks of certain types of investments, such as derivative instruments.

The Fund may use futures, options, swap agreements (such as interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. There is no guarantee that the portfolio managers’ use of derivative investments will benefit the Fund. The Fund’s performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.

The Fund’s performance may also be significantly affected, positively or negatively, by the portfolio managers’ use of certain types of investments, such as non-investment grade bonds (“junk” bonds), or securities of companies with relatively small market capitalizations. Note that the portfolio managers’ use of such investments may have a magnified performance impact on a fund with a small asset base and the fund may not experience similar performance as its assets grow.

Market Risk.  The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases or if the portfolio managers’ belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. As discussed in more detail under “Fixed-Income Securities Risk,” the conclusion of the Federal Reserve Board’s quantitative easing program could cause the value of the Fund to decrease and result in heightened levels of market volatility as well as interest rate risk and liquidity risk. If the value of the Fund’s portfolio decreases, the Fund’s net asset value will also decrease, which means if you sell your shares in the Fund you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.

Market Trading Risk.  The Fund is subject to secondary market trading risks. Once operational, shares of the Fund are listed for trading on an exchange; however, there can be no guarantee that an active trading market for such shares will develop or continue. Shares of the Fund may be listed or traded on U.S. and foreign exchanges other than the Fund’s primary U.S. listing exchange. There can be no guarantee that the Fund’s shares will continue trading on any exchange or in any market or that the Fund’s shares will continue to meet the listing or trading requirements of any exchange or market. The Fund’s shares may experience higher trading volumes on one exchange as compared to another and investors are subject to the execution and settlement risks of the market where their broker directs trades.

Secondary market trading in the Fund’s shares may be halted by an exchange because of market conditions. Pursuant to exchange or market rules, trading in the Fund’s shares on an exchange or in any market may be subject to trading halts caused by extraordinary market volatility. There can be no guarantee that the Fund’s exchange listing or ability to trade its shares will

17½Janus Henderson Mortgage-Backed Securities ETF

continue or remain unchanged. In the event the Fund ceases to be listed on an exchange, the Fund may cease operating as an “exchange-traded” fund and operate as a mutual fund, provided that shareholders are given advance notice.

Shares of the Fund may trade on an exchange at prices at, above, or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day, as described below, and fluctuates with changes in the market value of the Fund’s holdings. The trading prices of the Fund’s shares fluctuate continuously throughout the trading day based on market supply and demand, and may not closely track NAV. The trading prices of the Fund’s shares may differ significantly from NAV during periods of market volatility, which may, among other factors, lead to the Fund’s shares trading at a premium or discount to NAV.

Buying or selling the Fund’s shares on an exchange may require the payment of brokerage commissions. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity. Due to the costs inherent in buying or selling the Fund’s shares, frequent trading may detract significantly from investment returns. Investment in the Fund’s shares may not be advisable for investors who expect to engage in frequent trading.

Mortgage- and Asset-Backed Securities Risk.  Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, both commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing the Fund to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the Fund’s returns because the Fund will have to reinvest that money at lower prevailing interest rates. In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Non-agency issued mortgage-backed securities are not backed by the full faith and credit of the U.S. Government and must rely only on the creditworthiness of the issuer and the underlying mortgages for repayment.

CMBS are subject to certain other risks. The market for CMBS developed more recently than that for RMBS and is relatively small in terms of outstanding principal amount of issues compared to the RMBS market. CMBS are also subject to risks associated with a lack of standardized terms, shorter maturities than residential mortgage loans, and payment of all or substantially all of the principal at maturity, rather than regular amortization of principal. Moreover, the type and use of a particular commercial property may add to the risk of CMBS investments. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by residential properties.

Similarly, the value of the Fund’s investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment. The impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset-backed securities, making them more volatile and sensitive to changing interest rates.

Newly Issued Securities Risk.  The credit obligations in which the Fund invests may include newly issued securities, or “new issues,” such as initial debt offerings. New issues may have a magnified impact on the performance of the Fund during periods in which it has a small asset base. The impact of new issues on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. New issues may not be consistently available to the Fund for investing, particularly as the Fund’s asset base grows. Certain new issues, such as initial debt offerings, may be volatile in price due to the absence of a prior trading market, limited quantities available for trading and limited information about the issuer. The Fund may hold new issues for a short period of time. This may increase the Fund’s portfolio turnover and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, new issues can experience an immediate drop in value after issuance if the demand for the securities does not continue to support the offering price.

18½Janus Henderson Mortgage-Backed Securities ETF

Private Placements and Other Restricted Securities Risk.  Investments in private placements and other restricted securities, including securities issued under Regulation S, could have the effect of increasing the Fund’s level of illiquidity. Private placements and securities issued under Regulation S may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

Reverse Repurchase Agreement Risk.  Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The repurchase price consists of the sale price plus an incremental amount reflecting the interest cost to the Fund on the proceeds it has received from the initial sale. Reverse repurchase agreements involve the risk that the value of securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Additionally, such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Interest costs on the proceeds received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those proceeds, resulting in reduced returns to shareholders. When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations to the Fund. In the event of such a default, the Fund may experience delays, costs, and losses, all of which may reduce returns to shareholders. Investing reverse repurchase proceeds may also have a leveraging effect on the Fund’s portfolio. The Fund’s use of leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. There is no assurance that any leveraging strategy used by the Fund will be successful.

Rule 144A Securities Risk.  The Fund may invest in Rule 144A securities that are not registered for sale to the general public under the Securities Act of 1933, as amended, but which may be resold to certain institutional investors. Such securities may be determined to be liquid in accordance with the requirements of Rule 22e-4, under the 1940 Act. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect negatively the Fund’s ability to dispose of such securities promptly or at expected prices. As such, even if determined to be liquid, the Fund’s investment in Rule 144A securities may subject the Fund to enhanced liquidity risk and potentially increase the Fund’s exposure to illiquid investments if eligible buyers become uninterested in buying Rule 144A securities at a particular time.

Structured Note Risk.  Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

TBA Commitments Risk.  The Fund will typically enter into “to be announced” or “TBA” commitments for mortgage-backed securities and, at times, the portion of the Fund’s portfolio allocated to TBA securities may be significant. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the securities, the Fund could suffer a loss. At the time of its acquisition, a TBA security may be valued at less than the purchase price. When the Fund sells a TBA security prior to settlement, it does not participate in future gains or losses with respect to the security. The Fund is generally not required to pay for the TBA security until the settlement date and, as a result, if the Fund remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage. To facilitate these TBA commitments, the Fund is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments.

Transaction and Spread Risk.  Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be

19½Janus Henderson Mortgage-Backed Securities ETF

a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility and trading halts affecting any of the Fund’s portfolio securities may cause increased bid/ask spreads. Due to the costs of buying or selling shares, including bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Trading Issues Risk.  Although Fund shares are listed for trading on the NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “circuit breaker” rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. In addition, during periods of significant volatility, the liquidity of the underlying securities held by the Fund may affect the Fund’s trading prices. During a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Fund’s shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell shares at these temporarily low market prices.

The risks are described further in the SAI.

20½Janus Henderson Mortgage-Backed Securities ETF

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund’s investment portfolio and furnishes continuous advice and recommendations concerning the Fund’s investments. Janus Capital also provides certain administration and other services and is responsible for other business affairs of the Fund.

Janus Capital (together with its predecessors and affiliates) has served as investment adviser to Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson funds, including Janus Henderson exchange-traded funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.

Janus Capital has received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).

Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and reallocate the Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). Janus Capital, subject to oversight and supervision by the Trustees, has responsibility to oversee any subadviser to the Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of subadvisers for the Fund. The order also permits the Fund to disclose subadvisers’ fees only in the aggregate in the SAI. In the event that Janus Capital hires a new subadviser pursuant to the manager-of-managers structure, the Fund would provide shareholders with information about the new subadviser and subadvisory agreement within 90 days.

The Trustees and the initial shareholder of the Fund have approved the use of a manager-of-managers structure for the Fund.

MANAGEMENT EXPENSES

Under its unitary fee structure, the Fund pays Janus Capital a “Management Fee” in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest and dividends (including those relating to short positions (if any)), taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses.

The Fund’s Management Fee is calculated daily and paid monthly. The Fund’s advisory agreement details the Management Fee and other expenses that the Fund must pay.

The following table reflects the Fund’s contractual Management Fee rate (expressed as an annual rate) from commencement of operations on September 12, 2018 through October 31, 2018. The rate shown was a fixed rate based on the Fund’s average daily net assets.

Fund Name	Average Daily Net Assets of the Fund	Contractual Management Fee (%) (annual rate)
Janus Henderson Mortgage-Backed Securities ETF	All Asset Levels	0.35

21½Janus Henderson Mortgage-Backed Securities ETF

Effective November 1, 2018, the Fund implemented a new management fee rate schedule, as shown in the table below (expressed as an annual rate). The rates shown are fixed rates based on the Fund’s daily net assets.

Fund Name	Daily Net Assets of the Fund	Contractual Management Fee (%) (annual rate)
Janus Henderson Mortgage-Backed Securities ETF	$0-$500 million	0.35
	Next $500 million	0.28
	Over $1 billion	0.20

The chart below shows the Fund’s hypothetical, blended fee rate based on the Fund’s daily net assets at varying asset levels.

Fund Assets	Hypothetical Effective Blended Rate Management Fee (%) (annual rate)
$500 million	0.35
$750 million	0.327
$1.0 billion	0.315
$1.25 billion	0.292
$1.5 billion	0.277
$2.0 billion	0.258
$2.5 billion	0.246
$3.0 billion	0.238
$4.0 billion	0.229
$5.0 billion	0.223
$6.0 billion	0.219

A discussion regarding the basis for the Trustees’ approval of the Fund’s investment advisory agreement is included in the Fund’s annual report (for the period ending October 31) or semiannual report (for the period ending April 30) to shareholders, following such approval. You can request the Fund’s annual or semiannual reports (as they become available), free of charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, or by contacting a Janus representative at 800-668-0434. The reports are also available, free of charge, at janushenderson.com/info.

INVESTMENT PERSONNEL

Janus Henderson Mortgage-Backed Securities ETF

Co-Portfolio Managers John Kerschner and Nick Childs jointly are responsible for the day-to-day management of the Fund, with no limitation on the authority of any co-portfolio manager in relation to the others.

John Kerschner, CFA, is Co-Portfolio Manager of Janus Henderson Mortgage-Backed Securities ETF, which he has managed since inception. He joined Janus Capital in December 2010. Mr. Kerschner holds a Bachelor of Science degree (cum laude) in Biology from Yale University and a Master of Business Administration degree from the Fuqua School of Finance at Duke University, where he was designated a Fuqua Scholar. Mr. Kerschner holds the Chartered Financial Analyst designation.

Nick Childs, CFA, is Co-Portfolio Manager of Janus Henderson Mortgage-Backed Securities ETF, which he has managed since inception. He joined Janus Capital in 2017. Prior to joining Janus Capital, he was a portfolio manager at Proprietary Capital, LLC from 2012 to 2016, where he managed alternative fixed income strategies specializing in MBS, absolute return investing. Mr. Childs holds a Bachelor of Science degree from the University of Denver. Mr. Childs holds the Chartered Financial Analyst designation.

Information about the portfolio managers’ compensation structure and other accounts managed is included in the SAI.

22½Janus Henderson Mortgage-Backed Securities ETF

Conflicts of Interest

Janus Capital manages many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades.

In addition, from time to time, Janus Capital or its affiliates may, subject to compliance with applicable law, purchase and hold shares of the Fund for their own accounts, or may purchase shares of the Fund for the benefit of their clients, including other Janus Henderson Funds. Increasing the Fund’s assets may enhance the Fund’s profile with financial intermediaries and platforms, investment flexibility and trading volume. Janus Capital and its affiliates reserve the right, subject to compliance with applicable law, to dispose of at any time, some or all of the shares of the Fund acquired for their own accounts or for the benefit of their clients. A large sale of Fund shares by Janus Capital or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility or trading volume. Janus Capital considers the effect of redemptions on the Fund and other shareholders in deciding whether to dispose of its shares of the Fund.

Janus Capital believes it has appropriately designed and implemented policies and procedures to mitigate these and other potential conflicts of interest. A further discussion of potential conflicts of interest and policies and procedures intended to mitigate them is contained in the Fund’s SAI.

23½Janus Henderson Mortgage-Backed Securities ETF

OTHER INFORMATION

DISTRIBUTION OF THE FUND

Creation Units for the Fund are distributed by ALPS Distributors, Inc. (the “Distributor”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.

24½Janus Henderson Mortgage-Backed Securities ETF

DIVIDENDS, DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually.

Distribution Schedule

Dividends from net investment income are generally declared and distributed to shareholders monthly. Distributions of net capital gains are declared and distributed at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code. The date you receive your distribution may vary depending on how your intermediary processes trades. Dividend payments are made through Depository Trust Company (“DTC”) participants and indirect participants to beneficial owners then of record with proceeds received from the Fund. Please consult your intermediary for details.

How Distributions Affect the Fund’s NAV

Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed income and net capital gains are included in the Fund’s daily net asset value (“NAV”). The Fund’s NAV drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund’s NAV was $10.00 on December 30, the Fund’s NAV on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable fund do not increase the value of your investment and may create income tax obligations.

No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES

As with any investment, you should consider the tax consequences of investing in the Fund. The following is a general discussion of certain federal income tax consequences of investing in the Fund. The discussion does not apply to qualified tax-advantaged accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser regarding the effect that an investment in the Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.

Taxes on Distributions

Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. Because the income of the Fund is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid by the Fund is anticipated to be qualified dividend income. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to an additional 3.8% Medicare contribution tax on net investment income. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares. The Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service (“IRS”).

25½Janus Henderson Mortgage-Backed Securities ETF

Taxes on Sales

Any time you sell the shares of the Fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility.

U.S. federal income tax withholding may be required on all distributions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the IRS that they are subject to backup withholding. The current backup withholding rate is applied.

For shares purchased and sold from a taxable account, your intermediary will report cost basis information to you and to the IRS. Your intermediary will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your intermediary’s default method, which is often the average cost method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments.

Taxation of the Fund

Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes.

Certain fund transactions may involve futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of substantially all its net investment income and net capital gains. It is important for the Fund to meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. If the Fund invests in a partnership, however, it may be subject to state tax liabilities.

26½Janus Henderson Mortgage-Backed Securities ETF

SHAREHOLDER’S GUIDE

The Fund issues or redeems its shares at NAV per share only in Creation Units. Shares of the Fund are listed for trading on a national securities exchange and trade on the secondary market during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. There is no minimum investment. When buying or selling Fund shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and offered price in the secondary market on each purchase and sale transaction. Fund shares are traded on NYSE Arca under the trading symbol JMBS. Share prices are reported in dollars and cents per share.

Authorized Participants may acquire Fund shares directly from the Fund, and Authorized Participants may tender their Fund shares for redemption directly to the Fund, at NAV per share, only in Creation Units and in accordance with the procedures described in the SAI.

PRICING OF FUND SHARES

The per share NAV of the Fund is computed by dividing the total value of the Fund’s portfolio, less any liabilities, by the total number of outstanding shares of the Fund. The Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“Business Day”). However, the NAV may still be calculated if trading on the NYSE is restricted, provided there is sufficient pricing information available for the Fund to value its securities, or as permitted by the SEC. Foreign securities held by the Fund, as applicable, may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Fund’s holdings may change on days that are not Business Days in the United States and on which you will not be able to purchase or sell the Fund’s shares.

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by an approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, if applicable, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates.

The value of the securities of mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

All purchases, sales, or other account activity must be processed through your financial intermediary or plan sponsor.

DISTRIBUTION AND SERVICING FEES

Distribution and Shareholder Servicing Plan

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay the Distributor, or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the shares of the Fund. However, payment of a 12b-1 Plan fee has not been authorized at this time.

27½Janus Henderson Mortgage-Backed Securities ETF

Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.

The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized and payments are made, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

From their own assets, Janus Capital or its affiliates pay selected brokerage firms or other financial intermediaries for making certain funds available to their clients or otherwise distributing, promoting or marketing the funds. Janus Capital or its affiliates also make payments to one or more intermediaries for information about transactions and holdings in the funds, such as the amount of fund shares purchased, sold or held through the intermediary and or its salespersons, the intermediary platform(s) on which shares are transacted and other information related to the funds. Payments made by Janus Capital and its affiliates may eliminate or reduce trading commissions that the intermediary would otherwise charge its customers or its salespersons in connection with the purchase or sale of certain funds. Payment by Janus Capital or its affiliates to eliminate or reduce a trading commission creates an incentive for salespersons of the intermediary to sell the Janus Henderson funds over other funds for which a commission would be charged. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different intermediaries. Janus Capital may determine to make payments based on any number of factors or metrics. For example, Janus Capital may make payments at year-end and/or other intervals in a fixed amount, an amount based upon an intermediary’s services at defined levels, an amount based upon the total assets represented by funds subject to arrangements with the intermediary, or an amount based on the intermediary’s net sales of one or more funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. More information regarding these payments is contained in the SAI.

With respect to non-exchange-traded Janus Henderson funds not offered in this Prospectus, Janus Capital or its affiliates pay fees, from their own assets, to selected brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries that sell the Janus Henderson funds for distribution, marketing, promotional, or related services, and/or for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services. Shareholders investing through an intermediary should consider whether such arrangements exist when evaluating any recommendations from an intermediary.

In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, and support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Janus Henderson funds. Janus Capital or its affiliates may make payments to participate in intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other funds (or non-mutual fund investments), with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to

28½Janus Henderson Mortgage-Backed Securities ETF

elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund. Please contact your financial intermediary or plan sponsor for details on such arrangements.

PURCHASING AND SELLING SHARES

Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund shares listing will continue or remain unchanged. The Fund does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling the Fund’s shares involves certain costs that apply to all securities transactions. When buying or selling shares of the Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares.

The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity. Shares of the Fund may be acquired through the Distributor or redeemed directly with the Fund only in Creation Units or multiples thereof, as discussed in the “Creation and Redemption of Creation Units” section of the SAI. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Fund’s primary listing exchange is NYSE Arca. The NYSE Arca is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A Business Day with respect to the Fund is each day NYSE Arca is open. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day. On days when the NYSE Arca or bond markets close earlier than normal (or on days when the bond markets are closed but the NYSE Arca is open), the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. In addition, to minimize brokerage and other related trading costs associated with securities that cannot be readily transferred in-kind, the Fund may establish early trade cut-off times for Authorized Participants to submit orders for Creation Units, in accordance with the 1940 Act. See the SAI for more information.

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if it is unable to verify a shareholder’s identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary’s Anti-Money Laundering Program.

In an effort to ensure compliance with this law, Janus Capital’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

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Continuous Offering

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirements and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Book Entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The DTC or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other exchange-traded securities that you hold in book-entry or “street name” form.

Share Prices

The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions, and other factors. Information regarding the intra-day net asset value of the Fund is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are primarily listed or by market data vendors or other information providers. The intra-day net asset value calculations are estimates of the value of the Fund’s net asset value per Fund share based on the current market value of the securities and/or cash included in the Fund’s intra-day net asset value basket, using market data converted into U.S. dollars at the current currency rates. The intra-day net asset value does not necessarily reflect the precise composition of the current portfolio of securities and instruments held by the Fund at a particular point in time or the best possible valuation of the current portfolio. For example, the intra-day net asset value is based on quotes and closing prices from the securities’ local market and may not reflect events that occur subsequent to the local market’s close. Therefore, the intra-day net asset value should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The intra-day net asset value is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities and instruments included in the Fund’s intra-day net asset value basket. The Fund is not involved in, or responsible for, the calculation or dissemination of the intra-day net asset value and makes no representation or warranty as to its accuracy. An inaccuracy in the intra-day net asset value could result from various factors, including the difficulty of pricing portfolio instruments on an intra-day basis.

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Premiums and Discounts

There may be differences between the daily market prices on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. See “Pricing of Fund Shares” above. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the national securities exchange on which shares of the Fund are primarily listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above, or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and the Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV. A discount or premium could be significant. Information regarding the frequency of daily premiums or discounts, generally at the time the NAV is calculated, during the Fund’s four previous calendar quarters will be available at janushenderson.com/performance by selecting the Fund for additional details.

Investments by Other Investment Companies

The Trust and the Fund are part of the Janus Henderson family of funds and are related for purposes of investor and investment services, as defined in Section 12(d)(1)(G) of the 1940 Act.

For purposes of the 1940 Act, Fund shares are issued by a registered investment company and purchases of Fund shares by registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the Act are subject to the restrictions set forth in Section 12(d)(1) of the Act, except as permitted by an exemptive order of the SEC. The SEC has granted the Trust such an order to permit registered investment companies to invest in Fund shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company first enter into a written agreement with the Trust regarding the terms of the investment.

EXCESSIVE TRADING

Frequent trading of Fund shares does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capital gains by the Fund, or otherwise harm Fund shareholders. The vast majority of trading in Fund shares occurs on the secondary market. Because these trades do not involve the Fund, they do not harm the Fund or its shareholders. A few institutional investors are authorized to purchase and redeem Fund shares directly with the Fund. Because these trades typically are effected in kind (i.e., for securities and not for cash), they do not cause any of the harmful effects to the issuing fund (as previously noted) that may result from frequent cash trades. For these reasons, the Trustees of the Fund have determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market timing of Fund shares. However, the Fund’s policies and procedures regarding frequent purchases and redemptions may be modified by the Trustees at any time.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

Each business day, the Fund’s portfolio holdings information is provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. In addition, on each business day before commencement of trading in shares on the NYSE Arca, the Fund will disclose on janushenderson.com/info the identities and quantities of each portfolio position held by the Fund that will form the basis for the Fund’s calculation of the NAV per share at the end of the business day. The Fund is also required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders.

For additional information on these disclosures and the availability of portfolio holdings information, please refer to the Fund’s SAI.

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SHAREHOLDER COMMUNICATIONS

Statements and Reports

Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.

Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund’s investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Fund’s fiscal year ends October 31.

Lost (Unclaimed/Abandoned) Accounts

It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor is unable to locate the shareholder, then the financial intermediary or plan sponsor is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund share. The information for the fiscal period shown has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.

The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

For a share outstanding during the period ended October 31	2018(1)
Net Asset Value, Beginning of Period	$50.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.17
Net realized and unrealized gain/(loss)	(0.64)
Total from Investment Operations	(0.47)

Net Asset Value, End of Period	$49.53

Total Return*	(0.94)%
Net assets, End of year (in thousands)	$32,193
Average Net Assets for the Period (in thousands)	$30,452
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.35%
Ratio of Net Investment Income/(Loss)	2.67%
Portfolio Turnover Rate(3)(4)	91%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from September 12, 2018 (commencement of operations) through October 31, 2018.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.
(4)	Portfolio turnover rate excludes TBA (to be announced) purchase and sale commitments.

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GLOSSARY OF INVESTMENT TERMS

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest, as well as some general investment terms. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

DEBT SECURITIES

Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by the Fund with each effective maturity “weighted” according to the percentage of net assets that it represents.

Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to “Municipal lease obligations” below.

Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. The Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).

Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by the Fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Fund’s duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The Fund with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.

Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”

Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to “Municipal securities” below.

Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest

34½Janus Henderson Mortgage-Backed Securities ETF

rates. In that case, the Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

Mortgage dollar rolls are transactions in which the Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash.

Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year. Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some

35½Janus Henderson Mortgage-Backed Securities ETF

agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.

Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.

Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

FUTURES, OPTIONS, AND OTHER DERIVATIVES

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include options, forward contracts, swaps, and futures contracts.

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. The Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. The Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. The Fund may purchase or write such options individually or in combination.

Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it

36½Janus Henderson Mortgage-Backed Securities ETF

generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

Cash sweep program is an arrangement in which the Fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.

Diversification is a classification given to a fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.

Industry concentration for purposes under the 1940 Act is the investment of 25% or more of the Fund’s total assets in an industry or group of industries.

Leverage occurs when the Fund increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects the Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject the Fund to leveraged market exposure to commodities. In addition, the Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.

Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

Net long is a term used to describe when the Fund’s assets committed to long positions exceed those committed to short positions.

Repurchase agreements involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

Reverse repurchase agreements involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

37½Janus Henderson Mortgage-Backed Securities ETF

EXPLANATION OF RATING CATEGORIES

The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR’S RATINGS SERVICES

Bond Rating	Explanation
Investment Grade

AAA	Highest rating; extremely strong capacity to pay principal and interest.

AA	High quality; very strong capacity to pay principal and interest.

A	Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

BBB	Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
Non-Investment Grade

BB	Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	More vulnerable to nonpayment than obligations rated “BB,” but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

CC	Currently highly vulnerable to nonpayment.

C	Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.

D	In default.

38½Janus Henderson Mortgage-Backed Securities ETF

FITCH, INC.

Long-Term Bond Rating	Explanation
Investment Grade

AAA	Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.

AA	Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

A	High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.
Non-Investment Grade

BB	Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC	May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

CC	May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.

C	May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

D	In default.

Short-Term Bond Rating	Explanation

F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.

F-2	Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

39½Janus Henderson Mortgage-Backed Securities ETF

MOODY’S INVESTORS SERVICE, INC.

Bond Rating	Explanation
Investment Grade

Aaa	Highest quality, smallest degree of investment risk.

Aa	High quality; together with Aaa bonds, they compose the high-grade bond group.

A	Upper to medium-grade obligations; many favorable investment attributes.

Baa	Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
Non-Investment Grade

Ba	More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

Caa	Poor standing, may be in default; elements of danger with respect to principal or interest payments.

Ca	Speculative in a high degree; could be in default or have other marked shortcomings.

C	Lowest rated; extremely poor prospects of ever attaining investment standing.

Unrated securities will be treated as non-investment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies (“split-rated securities”), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.

40½Janus Henderson Mortgage-Backed Securities ETF

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You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, or by contacting a Janus representative at 800-668-0434. The Fund’s Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janushenderson.com/info. Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports. In the Fund’s annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.

The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. Reports and other information about the Funds are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com/info

151 Detroit Street

Denver, CO 80206-4805

800-668-0434

The Trust’s Investment Company Act File No. is 811-23112.

February 28, 2019

	Ticker	Stock Exchange
Janus Henderson Small Cap Growth Alpha ETF	JSML	The NASDAQ Stock Market LLC
Janus Henderson Small/Mid Cap Growth Alpha ETF	JSMD	The NASDAQ Stock Market LLC

Janus Detroit Street Trust

Statement of Additional Information

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectuses of Janus Henderson Small Cap Growth Alpha ETF and Janus Henderson Small/Mid Cap Growth Alpha ETF (each, a “Fund” and collectively, the “Funds”), each of which is a separate series of Janus Detroit Street Trust, a Delaware statutory trust (the “Trust”). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies.

This SAI is not a Prospectus and should be read in conjunction with the Funds’ Prospectuses dated February 28, 2019, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained by contacting your broker-dealer, plan sponsor, or financial intermediary, at janushenderson.com/info, or by contacting a Janus representative at 1-800-668-0434. This SAI contains additional and more detailed information about the Funds’ operations and activities than the Prospectuses. The Annual Report, which contains important financial information about the Funds, is incorporated herein by reference into this SAI. The Annual and Semiannual Reports (as they become available) are available, without charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, at janushenderson.com/info, or by contacting a Janus representative at 1-800-668-0434.

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CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS,

AND INVESTMENT STRATEGIES AND RISKS

JANUS DETROIT STREET TRUST

This Statement of Additional Information includes information about Janus Henderson Small Cap Growth Alpha ETF and Janus Henderson Small/Mid Cap Growth Alpha ETF (each, a “Fund” and, collectively, the “Funds”), each of which operates as an exchange-traded fund (“ETF”) and is a series of the Trust, an open-end, management investment company.

Each Fund offers and issues shares at its net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Unit”), generally in exchange for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”), or in certain circumstances, for an all cash payment. Shares of each Fund are listed for trading on The NASDAQ Stock Market LLC (“NASDAQ” or the “Listing Exchange”), a national securities exchange. Shares of each Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund’s NAV. Unlike mutual funds, each Fund’s shares are not individually redeemable securities. Rather, each Fund’s shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, at least 25,000, and generally multiples of 5,000 above 25,000. Janus Capital may modify the Creation Unit size with prior notification to a Fund’s Authorized Participants. See the ETF portion of the Janus Henderson website for a Fund’s current Creation Unit size. In the event of liquidation of a Fund, the number of shares in a Creation Unit may be lowered below 25,000.

A Fund may charge creation/redemption transaction fees for each creation and redemption. In all cases, transaction fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. Some of the information in this SAI and the Prospectus, such as information about purchasing and redeeming shares from a Fund and transaction fees, is not relevant to most retail investors because it applies only to transactions for Creation Units. Refer to “Creation and Redemption of Creation Units”.

Once created, a Fund’s shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit. Investors purchasing a Fund’s shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

EXCHANGE LISTING AND TRADING

Shares of each Fund are listed for trading and trade throughout the day on the Listing Exchange and other secondary markets. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of each Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing under the following circumstances, as may be applicable: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of a Fund; (ii) the value of Janus Henderson Small Cap Growth Alpha ETF’s underlying index (“Janus Small Cap Growth Alpha Index”) and Janus Henderson Small/Mid Cap Growth Alpha ETF’s underlying index (“Janus Small/Mid Cap Growth Alpha Index”) (each, an “Underlying Index”) is no longer calculated or available; (iii) the intra-day net asset value (“iNAV”) of the Fund is no longer calculated or available; (iv) the Fund’s Underlying Index fails to meet certain continuing listing standards of the Listing Exchange; or (v) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove the shares of a Fund from listing and trading upon termination of a Fund. In the event a Fund ceases to be listed on an exchange, a Fund may cease operating as an “exchange-traded” fund and operate as a mutual fund, provided that shareholders are given advance notice.

As in the case of other publicly-traded securities, when you buy or sell shares through a financial intermediary you will incur a brokerage commission determined by that financial intermediary.

In order to provide additional information regarding the intra-day value of shares of a Fund, the Listing Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated iNAV for each Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the iNAV and makes no representation or warranty as to the accuracy of the iNAV.

Shares of each Fund trade on the Listing Exchange or in the secondary market at prices that may differ from their NAV or iNAV, because such prices may be affected by market forces (such as supply and demand for a Fund’s shares). The Trust reserves the

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right to adjust the share prices of each Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

Each Fund is not sponsored, endorsed, sold, or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of shares of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of a Fund to achieve its objectives.

CLASSIFICATION

The Investment Company Act of 1940, as amended (“1940 Act”), classifies funds as either diversified or nondiversified. Each Fund is classified as diversified.

ADVISER

Janus Capital Management LLC (“Janus Capital” or “Janus”) is the investment adviser for each Fund.

INVESTMENT POLICIES AND RESTRICTIONS

Each Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund if a matter affects just that Fund) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund) are present or represented by proxy. The following policies are fundamental policies of the Funds.

(1)  With respect to 75% of its total assets, each Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Each Fund may not:

(2)  Invest 25% or more of the value of its total assets in any particular industry or group of industries (other than U.S. Government securities and securities of other investment companies), except to the extent each Fund’s Underlying Index concentrates in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Underlying Index.

(3)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(4)  Lend any security or make any other loan if, as a result, more than one-third of a Fund’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

(5)  Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

(6)  Borrow money except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund’s total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps, repurchase transactions (including reverse repurchase agreements), or forward transactions. A Fund may not issue “senior securities” in contravention of the 1940 Act.

(7)  Invest directly in real estate or interests in real estate; however, a Fund may own debt or equity securities issued by companies engaged in those businesses.

As a fundamental policy, a Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Fund.

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The Board of Trustees (“Trustees”) has adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

(1)  If a Fund is an underlying fund in a fund of funds, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) of the 1940 Act and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) of the 1940 Act.

(2)  A Fund may sell securities short if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, a Fund may engage in short sales other than against the box, which involve selling a security that the Fund borrows and does not own. The Trustees may impose limits on a Fund’s investments in short sales, as described in the Fund’s Prospectus. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.

(3)  The Funds do not intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

(4)  A Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund’s net asset value (“NAV”), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

(5)  A Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

(6)  The Funds may not invest in companies for the purpose of exercising control of management.

Under the terms of an exemptive order received from the Securities and Exchange Commission (“SEC”), a Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. Each Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Each Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs, and interfund loans are subject to the risk that the borrowing Fund may be unable to repay the loan when due. While it is expected that a Fund may borrow money through the program to satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may elect to not participate in the program during times of market uncertainty or distress or for other reasons.

For purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

For purposes of the Funds’ fundamental policy related to investments in real estate, the policy does not prohibit the purchase of securities directly or indirectly secured by real estate or interests therein, or issued by entities that invest in real estate or interests therein, such as, but not limited to, corporations, partnerships, real estate investment trusts (“REITs”), and other REIT-like entities, such as foreign entities that have REIT characteristics.

Except for the Funds’ policies with respect to investments in illiquid investments and borrowing, the percentage limitations included in these policies and elsewhere in this SAI and/or the Funds’ Prospectuses normally apply only at the time of purchase

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of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities and may continue to purchase such securities in order to track the underlying index.

For purposes of each Fund’s policies on investing in particular industries, each Fund relies primarily on industry or industry group classifications under the Global Industry Classification Standard (“GICS”) developed by MSCI. To the extent that the above classifications are so broad that the primary economic characteristics in a single class are materially different, a Fund may further classify issuers in accordance with industry classifications consistent with relevant SEC staff interpretations. The Funds may change any source used for determining industry classifications without prior shareholder notice or approval.

INVESTMENT STRATEGIES AND RISKS

Each Fund seeks investment results that correspond generally, before fees and expenses, to the performance of its respective Underlying Index. A discussion of the risks associated with an investment in each Fund is contained in each Fund’s Prospectus under the headings “Principal Investment Risks” and “Risks of the Fund.” The discussion below supplements, and should be read in conjunction with, such sections of each Fund’s Prospectus.

General Considerations and Risks

Investment in a Fund should be made with an understanding that the value of the portfolio of securities held by the Fund may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

Each Fund is not actively managed by traditional methods and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the portfolio securities held by the Fund unless the securities of such issuer are removed from the Underlying Index.

An investment in a Fund should also be made with an understanding that a Fund will not be able to replicate exactly the performance of the Underlying Index because the total return generated by its portfolio securities will be reduced by transaction costs incurred in adjusting the actual balance of such securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of the Underlying Index. It is also possible that for short periods of time, a Fund may not fully replicate the performance of the Underlying Index due to the temporary unavailability of certain Underlying Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because a Fund is required to correct such imbalances by means of adjusting the composition of its portfolio securities.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

The principal trading market for some of the securities in an index may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

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Diversification

Funds are classified as either “diversified” or “nondiversified.” Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act is not subject to the same restrictions and therefore has the ability to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a fund. Each Fund is classified as diversified.

Cybersecurity

With the increased use of the Internet to conduct business, the Funds are susceptible to operational and information security risks. In general cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Funds’ operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Funds’ website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.

Cyber security failures or breaches by the Funds’ third party service providers (including, but not limited to, Janus Capital, custodians, transfer agents, and financial intermediaries), or the subadvisers (if applicable) may cause disruptions and impact the service providers’ and the Funds’ business operations, potentially resulting in financial losses, the inability of fund shareholders to transact business and the Funds to process transactions, inability to calculate a Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds may incur incremental costs to prevent cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While Janus Capital has established business continuity plans and risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cyber-attack tactics. As such, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Funds cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Equity Securities

The Funds may invest in equity securities, which include, but are not limited to, common and preferred stocks and securities convertible or exchangeable into common stock.

Common Stock.  Common stock represents a proportionate share of the ownership of a company. Common stocks sometimes are divided into several classes, with each class having different voting rights, dividend rights, or other differences in their rights and priorities. The value of a stock is based on the market’s assessment of the current and future success of a company’s business, any income paid to stockholders, the value of the company’s assets, and general market conditions. The value of a stock may also be adversely affected by other factors such as accounting irregularities, actual or perceived weaknesses in corporate governance practices of a company’s board or management, and changes in company management. Common stock values can fluctuate dramatically over short periods.

Preferred Stock.  A preferred stock represents an ownership interest in a company, but pays dividends at a specific rate and has priority over common stock in payment of dividends and liquidation claims. Preferred stock dividends are generally cumulative, noncumulative, or participating. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. Like debt securities, the value of a preferred stock often fluctuates more in

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response to changes in interest rates and the creditworthiness of the issuer, rather than in response to changes in the issuer’s profitability and business prospects. Preferred stock is subject to similar risks as common stock and debt securities.

Convertible Securities.  A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security, such as a “convertible preferred stock,” provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. Like a common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. As with a fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.

A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Foreign Securities

Each Fund may invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities may include, but are not necessarily limited to, corporate debt securities of foreign issuers, preferred or preference stock of foreign issuers, certain foreign bank obligations, and U.S. dollar or foreign currency-denominated obligations of foreign governments or supranational entities or their subdivisions, agencies, and instrumentalities. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because a Fund’s performance may depend on factors other than the performance of a particular company. These factors include:

Currency Risk.  As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

Political and Economic Risk.  Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of a Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Regulatory Risk.  There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

Foreign Market Risk.  Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require

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payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for a Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on a Fund. Such factors may hinder a Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.

Geographic Investment Risk.  To the extent a Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on a Fund’s performance.

Transaction Costs.  Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Loans of Portfolio Securities

Each Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of a Fund. These loans cannot exceed one-third of a Fund’s total assets.

Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust’s Board, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the applicable Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a “mark-to-market” basis); (b) the loan be made subject to termination by a Fund at any time; and (c) a Fund receives reasonable interest on the loan. From time to time, a Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with a Fund and that is acting as a finder.

Illiquid Investments

A Fund may not acquire any illiquid investment if, immediately after the acquisition, a Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid Investments, which include securities that are purchased in private placements, are securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Illiquid investments generally include investments for which no market exists or which are legally restricted as to their transfer (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws). To the extent it is determined that there is a liquid institutional or other market for certain restricted securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by a Fund, the Fund would consider them to be liquid securities. The following factors, among others, may be taken into account in determining whether a restricted security is properly considered a liquid security: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, a Fund will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization (“NRSRO”). Investments in Rule 144A Securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing or other relevant factors or changes affecting the security. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not considered restricted by a Fund if traded in that market. Such securities will be treated as “restricted” if traded in the United States because foreign securities are not registered for sale under the Securities Act of 1933, as amended (the “1933 Act”).

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If illiquid investments that are assets exceed 15% of a Fund’s net assets, a Fund will take steps to reduce its holdings of such illiquid investments to or below 15% of its net assets within a reasonable period of time, will notify the Trustees of its plan to reduce holdings of such illiquid investments and will make the required filings in accordance with Rule 22e-4 under the 1940 Act. Because illiquid investments may not be readily marketable, the portfolio manager may not be able to dispose of them in a timely manner. As a result, a Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of the Fund to decline.

Segregation of Assets

Consistent with SEC staff guidance, financial instruments that involve a Fund’s obligation to make future payments to third parties will not be viewed as creating any senior security provided that a Fund covers its obligations as described below. Those financial instruments include, among others: (i) securities sold short; (ii) securities issued on a when-issued, delayed delivery, or forward commitment basis; (iii) reverse repurchase agreements; (iv) mortgage dollar rolls; (v) futures contracts; (vi) forward currency contracts; (vii) swap agreements; (viii) written options; and (ix) unfunded commitments.

Consistent with SEC staff guidance, a Fund will consider its obligations involving such a financial instrument as “covered” when a Fund (a) maintains an offsetting financial position, or (b) segregates or “earmarks” liquid assets (constituting cash, cash equivalents, or other liquid portfolio securities) equal to a Fund’s exposures relating to the financial instrument, as determined on a daily basis. Janus Capital maintains compliance policies and procedures that govern the kinds of transactions that may be deemed to be offsetting financial positions for purposes of (a) above, and the amount of liquid assets that would otherwise need to be segregated or earmarked for purposes of (b) above (the “Segregation and Collateral Procedures”).

The Segregation and Collateral Procedures provide, consistent with current SEC staff positions, that for forward currency contracts and swap agreements that require cash settlement, as well as swap agreements that call for periodic netting between a Fund and its counterparty, the required coverage amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forward currency contracts, and swap agreements, a Fund must segregate or earmark a larger amount of assets to cover its obligations. For example, when a Fund writes/sells credit default swaps or options, it must segregate liquid assets equal to the notional amount of the swap or option.

For purposes of calculating the amount of liquid assets that must be segregated or earmarked for a particular transaction, a Fund may deduct any initial and variation margin deposited with the relevant broker, but in the case of securities sold short, may not deduct the amount of any short sale proceeds. When a Fund sells securities short, the proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the position is closed out. If the lending broker requires a Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets a Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. A Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by a Fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to a Fund’s borrowing restrictions. This requirement to segregate assets places an upper limit on a Fund’s ability to leverage its investments and the related risk of losses from leveraging. A Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

As a general matter, liquid assets segregated or earmarked as cover for one position may not simultaneously be counted as cover for another position. However, in the case of a straddle where the exercise price of the call option and put option are the same, or the exercise price of the call option is higher than that of the put option, a Fund may segregate or earmark the same liquid assets for both the call and put options. In such cases, a Fund expects to segregate or earmark liquid assets equivalent to the amount, if any, by which the put option is “in the money.”

In order to comply with the Segregation and Collateral Procedures, a Fund may need to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for a Fund to be able to segregate or earmark the required amount of assets. If segregated assets decline in value, a Fund will need to segregate or earmark additional assets or reduce its position in the financial instruments. In addition, segregated or earmarked assets may not

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be available to satisfy redemptions or for other purposes, until a Fund’s obligations under the financial instruments have been satisfied. A Fund may not be able to promptly liquidate an unfavorable position and potentially could be required to continue to hold a position until the delivery date, regardless of changes in its value. Because a Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the position remains open, a Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.

A Fund’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Segregation and Collateral Procedures require a Fund to segregate or earmark. Notwithstanding the foregoing, Janus Capital reserves the right to modify its Segregation and Collateral Procedures in the future in its discretion, consistent with the 1940 Act and SEC or SEC staff guidance.

Money Market Instruments

Each Fund may invest a portion of their assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which each Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by Standard & Poor’s or, if unrated, of comparable quality as determined by Janus Capital; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Investment Company Securities

The Funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Fund from acquiring: (i) more than 3% of another investment company’s voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund’s total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund’s total assets (the “Section 12(d)(1) Limits”). In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The Funds may invest their cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. The Funds may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order. To the extent the Funds invest in money market funds or other funds, the Funds will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, to the extent that Janus Capital serves as the investment adviser to underlying funds or investment vehicles in which a Fund may invest, Janus Capital may have conflicting interests in fulfilling its fiduciary duties to both the Funds and the underlying funds or investment vehicles.

Investment companies may include index-based investments such as exchange-traded funds, which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Some ETFs have obtained exemptive orders permitting other investment companies, such as the Funds, to acquire their securities in excess of the limits of Section 12(d)(1) the 1940 Act. The Funds may rely on this relief to invest in these ETFs in excess of the Section 12(d)(1) Limits. In addition, the Funds may invest in other investment companies in excess of the Section 12(d)(1) Limits in accordance with the provisions of Sections 12(d)(1)(F) or (G) of the 1940 Act, which provide certain exemptions from the Section 12(d)(1) Limits.

The Funds may invest in other exchange-traded funds, which are typically open-end investment companies that are traded on a national securities exchange. ETFs typically incur fees, such as investment advisory fees and other operating expenses that are separate from those of a Fund, which will be indirectly paid by the Fund. As a result, the cost of investing in a Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and

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bonds. Since ETFs are traded on an exchange at market prices that may vary from the net asset value of their underlying investments, there may be times when ETFs trade at a premium or discount. Similarly, because the value of ETF shares depends on the demand in the market, a Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. The ETFs in which a Fund invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, a Fund will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because the Funds may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodities risk.

Each Fund has obtained exemptive relief from the SEC permitting the Fund to sell, and other investment companies to acquire, shares in the Fund in excess of the limits imposed by Section 12(d)(1) of the 1940 Act. This exemptive relief is conditioned, among other things, on a Fund refraining from acquiring securities of an investment company, or certain private investment pools, in excess of the Section 12(d)(1) Limits. Consequently, if a Fund sells its shares to other investment companies in accordance with its exemptive relief, it will refrain from purchasing shares of ETFs, other registered investment companies, or private investment pools in excess of the limits imposed by Section 12(d)(1). Additionally, each Fund is permitted to invest in other registered investment companies beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in another exemptive order that the SEC has issued to Janus Capital and open-end investment companies advised by Janus Capital. If a Fund relies on this exemptive relief, however, other investment companies may not invest in the Fund beyond the statutory provisions of Section 12(d)(1). Notwithstanding these limitations, a Fund may still invest in other investment companies in excess of the Section 12(d)(1) Limits in order to engage in certain short-term cash management activities or to invest in a master fund pursuant to a Fund’s non-fundamental investment policy that permits the Fund to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Fund.

Real Estate Investment Trusts (“REITs”)

Within the parameters of its specific investment policies, each Fund may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, a Fund may gain exposure to the real estate sector by investing in common, preferred and convertible securities of issuers in real estate-related industries. Investments in REITs and real estate-linked investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Senior Securities

In general, the Funds may not issue any class of senior security, except within the limitations of the 1940 Act. These limitations allow a Fund to (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% (the “Asset Coverage Requirement”) for all Fund borrowings, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts, and reverse

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repurchase agreements, provided that a Fund earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

Futures and Options

The Funds may utilize exchange-traded futures and options contracts in order to manage uninvested cash and/or provide equity exposure for the Funds without having to purchase an underlying security.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

The Funds may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in the Underlying Index. Under such circumstances, Janus Capital may seek to utilize other instruments that it believes to be correlated to the Underlying Index components or a subset of the components.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

The Funds may purchase and write put and call options on futures contracts that are traded on a U.S. exchange in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts

The Funds do not currently intend to, but may in the future, file a claim for exemption with the Commodity Futures Trading Commission (“CFTC”) on behalf of the Funds, so that neither the Funds nor the Trust are deemed to be a “commodity pool” or “commodity pool operator” (“CPO”), respectively, under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. Janus Capital is not deemed to be a “commodity trading advisor” with respect to its services as an investment adviser to a Fund. In February 2012, however, the CFTC adopted certain regulatory changes that will subject the adviser of an investment company to registration with the CFTC as a CPO if the investment company is unable to comply with certain trading and marketing limitations.

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With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that Janus Capital were required to register as a CPO with respect to a Fund, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop.

Significant Market Events.

Economic downturns can prompt various economic, legal, budgetary, tax, and regulatory reforms across the globe. The 2008 financial crisis in both the U.S. and global economies resulted, in significant declines in value and liquidity worldwide across the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. The conclusion of this support, and/or failure of the measures put in place could negatively affect financial markets generally, as well as the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending.

The effect of these changes on the markets, and the practical implications for market participants, including the Funds, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The value of a Fund’s holdings is also generally subject to the risk of significant future local, national, or global economic disruptions or slowdowns in the markets in which a Fund invests. In the event of such an occurrence, the issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may require government assistance that is contingent on increased restrictions on their business operations or their government interventions. In addition, it is not certain that the U.S. government or foreign governments will intervene in response to a future market disruption and the effect of any such future intervention cannot be predicted.

Natural Disasters and Extreme Weather Conditions

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Tax Risks

As with any investment, you should consider how your investment in shares of a Fund will be taxed. The tax information in the Prospectuses and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of a Fund. Refer to the “Income Dividends, Capital Gain Distributions, and Tax Status” section of this SAI for additional information regarding Fund taxation.

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INFORMATION ABOUT EACH UNDERLYING INDEX PROVIDER AND DISCLAIMERS

Each Fund will attempt to seek investment results that correspond generally, before fees and expenses, to the performance of its respective Underlying Index.

Janus Henderson Indices LLC (“JH Indices” or “Index Provider”) is affiliated with each Fund and Janus Capital. This affiliation may create potential conflicts for JH Indices as it may have an interest in the performance of each Fund, which could motivate it to alter the index methodology for each Underlying Index. JH Indices has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts.

Each Fund is entitled to use its respective Underlying Index at no charge pursuant to a licensing agreement with JH Indices and Janus Capital. Janus Capital pays a licensing fee to the Index Provider out of the management fee.

The only relationship that JH Indices has with each Fund, Janus Capital, or ALPS Distributors, Inc., the distributor of each Fund in connection with each Fund is that JH Indices has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to Janus Capital, ALPS Distributors, Inc., or owners of a Fund. JH Indices has no obligation to take the specific needs of Janus Capital, ALPS Distributors, Inc., or owners of a Fund into consideration in the determination and calculation of the Underlying Index. JH Indices is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of a Fund or in the determination or calculation of the net asset value of a Fund. JH Indices has no obligation or liability in connection with the administration or trading of a Fund.

ALTHOUGH JH INDICES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDICES FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF EITHER UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO EITHER UNDERLYING INDEX OR DATA. JH INDICES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF EITHER UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. JH INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO EITHER UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of either Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by a Fund, owners of the shares of a Fund or any other person or entity from the use of either Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to either Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of either Underlying Index even if notified of the possibility of such damages.

Janus Capital and Janus Capital’s logo are service marks of Janus Capital. All other trademarks, service marks or registered trademarks are the property of their respective owners. These marks have been licensed for use by JH Indices.

PORTFOLIO TURNOVER

The portfolio turnover rate of a Fund is calculated by dividing the lesser of purchases or sales of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average of the value of the portfolio securities owned by the Fund during the year. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the fiscal year. A 100% portfolio turnover rate would occur, for example, if all of the securities held by a Fund were replaced once during the fiscal year. A Fund cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to turnover in the Fund’s Underlying Index, market conditions, changes in the size

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of a Fund, fluctuating volume of shareholder purchase and redemption orders and the nature of a Fund’s investments. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Fund performance. The following table summarizes the portfolio turnover rates for each of the Funds for the fiscal years ended October 31, 2018 and 2017.

Fund Name	Portfolio Turnover Rate for the Fiscal Year Ended October 31, 2018	Portfolio Turnover Rate for the Fiscal Year Ended October 31, 2017
Janus Henderson Small Cap Growth Alpha ETF	84%	117%
Janus Henderson Small/Mid Cap Growth Alpha ETF	79%	76%

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

The Investment Company Holdings Disclosure Policies and Procedures adopted by the Funds’ Trustees are designed to ensure that a Fund’s portfolio holdings information is disclosed in a manner that (i) is consistent with applicable legal requirements and in the best interest of the Fund’s shareholders; (ii) does not put the interests of Janus Capital, ALPS Distributors, Inc., or any affiliated person of Janus Capital or ALPS Distributors, Inc., above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of Creation Units; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “entities” referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation members, subscribers to various fee-based subscription services, Authorized Participants, and other institutional market participants and entities that provide information for transactional services.

Disclosure of Portfolio Holdings in Accordance with SEC Exemptive Relief.  Each business day, a Fund’s portfolio holdings information is provided to ALPS Distributors, Inc. or other agent for dissemination through the facilities of the National Securities Clearing Corporation and/or other fee-based subscription services to National Securities Clearing Corporation members and/or subscribers to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects a Fund’s anticipated holdings on the following business day. In addition, on each business day before commencement of trading in shares on the NASDAQ, a Fund will disclose on janushenderson.com/info the identities and quantities of each portfolio position held by the Fund that will form the basis for the Fund’s calculation of the NAV per share at the end of the business day.

Disclosure of Portfolio Holdings as Required by Applicable Law.  Each Fund is also required to disclose its complete holdings in the quarterly holdings report on Form N-Q (or any successor Form) within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be obtained by calling 1-800-SEC-0330 and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020.

Daily access to information concerning each Fund’s portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and in providing administrative, operational, risk management, or other support to portfolio management; and (ii) to other personnel of Janus Capital, ALPS Distributors, Inc. and its affiliates, and the administrator, custodian, and fund accountant who deal directly with, or assist in, functions related to investment management, distribution, administration, custody, securities lending, and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with federal securities laws and regulations thereunder.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to a Fund in the ordinary course of business after it has been disseminated to the National Securities Clearing Corporation. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to a Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

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Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital’s Chief Compliance Officer that a Fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. The Chief Compliance Officer reports to the Funds’ Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

Under extraordinary circumstances, Janus Capital’s Chief Compliance Officer or a designee has the authority to waive one or more provisions of, or make exceptions to, the Investment Company Holdings Disclosure Policies and Procedures when in the best interest of a Fund and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances.

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INVESTMENT ADVISER

INVESTMENT ADVISER – JANUS CAPITAL MANAGEMENT LLC

As stated in the Prospectuses, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is an indirect wholly-owned subsidiary of Janus Henderson Group plc (“JHG”). Janus Capital Group Inc., the direct parent of Janus Capital, completed a strategic combination with Henderson Group plc on May 30, 2017 to form JHG, doing business as Janus Henderson Investors.

The Funds’ Advisory Agreement is in effect for an initial term of two years and from year to year thereafter so long as such continuance is approved at least annually by the vote of a majority of the Funds’ Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Trustees”), and by either the Funds’ Trustees or the affirmative vote of a majority of the outstanding voting securities of each Fund. The Advisory Agreement: (i) may be terminated, without the payment of any penalty, by a Fund’s Trustees, or the vote of at least a majority of the outstanding voting securities of a Fund, or Janus Capital, on 60 days’ advance written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of that Fund.

The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds’ investments, provide office space for the Funds, and certain other advisory-related services. Pursuant to the Advisory Agreement, under the unitary fee structure, each Fund pays Janus Capital a “Management Fee” in return for providing certain investment advisory, supervisory, and administrative services to the Funds. The fee structure is designed to pay substantially all of the Funds’ expenses. However, each Fund bears other expenses which are not covered under the Management Fee, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses.

Janus Capital has received an exemptive order from the SEC that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).

Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and reallocate a Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have responsibility to oversee such subadviser to a Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for a Fund. The order also permits a Fund to disclose subadvisers’ fees only in the aggregate. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.

The Trustees and the initial shareholder of each Fund have approved the use of a manager-of-managers structure for each Fund.

Janus Capital also provides certain administration services necessary for the operation of each Fund, including, but not limited to, blue sky registration and monitoring services, and preparation of prospectuses.

You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, or by contacting a Janus representative at 1-800-668-0434. The reports are also available, free of charge, at janushenderson.com/info.

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The Funds pay a monthly management fee to Janus Capital for its services. From commencement of operations on February 23, 2016 through October 31, 2018, the fee was based on the average daily net assets of each Fund and was calculated at the following annual rate:

Fund Name	Average Daily Net Assets of the Fund	Contractual Management Fees (%) (annual rate)
Janus Henderson Small Cap Growth Alpha ETF	All Asset Levels	0.50
Janus Henderson Small/Mid Cap Growth Alpha ETF	All Asset Levels	0.50

Effective November 1, 2018, each Fund implemented a new management fee rate schedule, as shown in the table below (expressed as an annual rate). The fee is based on each Fund’s daily net assets.

Fund Name	Daily Net Assets of the Fund	Contractual Management Fees (%) (annual rate)
Janus Henderson Small Cap Growth Alpha ETF	$0-$500 million	0.35
	Next $500 million	0.28
	Over $1 billion	0.20
Janus Henderson Small/Mid Cap Growth Alpha ETF	$0-$500 million	0.35
	Next $500 million	0.28
	Over $1 billion	0.20

The following table summarizes the management fees paid by each Fund for the fiscal years ended October 31, 2018 and 2017, and the period from commencement of operations on February 23, 2016 through October 31, 2016.

Fund Name	For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2017	For the Period February 23, 2016 through October 31, 2016
Janus Henderson Small Cap Growth Alpha ETF	$87,221	$35,342	$9,296
Janus Henderson Small/Mid Cap Growth Alpha ETF	$180,864	$82,970	$14,300

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

From their own assets, Janus Capital or its affiliates pay selected brokerage firms or other financial intermediaries for making certain funds available to their clients or otherwise distributing, promoting or marketing the funds. Janus Capital or its affiliates make payments to one or more intermediaries for information about transactions and holdings in a fund, such as the amount of fund shares purchased, sold or held through the intermediary and or its salespersons, the intermediary platform(s) on which shares are transacted and other information related to a fund. Payments made to intermediaries may eliminate or reduce trading commissions that the intermediary would otherwise charge its customers or its salespersons in connection with the purchase or sale of certain funds. Payment by Janus Capital or its affiliates to eliminate or reduce a trading commission creates an incentive for salespersons of the intermediary to sell the Janus Henderson funds over other funds for which a commission would be charged. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different intermediaries. Janus Capital may determine to make payments based on any number of factors or metrics. For example, Janus Capital may make payments at year-end and/or other intervals in a fixed amount, an amount based upon an intermediary’s services at defined levels, an amount based upon the total assets represented by funds subject to arrangements with the intermediary, or an amount based on the intermediary’s net sales of one or more funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. Other factors may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, disposition and retention rates of assets held through the intermediary, the willingness to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings may differ from one intermediary to another and may change from time to time. As of the date of this SAI, Janus Capital and its affiliates have agreements with E-Trade Securities LLC and Morgan Stanley Smith Barney LLC to make payments out of their own assets related to the acquisition or retention of

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certain Janus Henderson ETFs. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.

With respect to non-exchange-traded Janus Henderson funds, Janus Capital or its affiliates may pay fees, from their own assets, to selected brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries that sell the Janus Henderson funds for distribution, marketing, promotional, or related services, and/or for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services. Shareholders investing through an intermediary should consider whether such arrangements exist when evaluating any recommendations from an intermediary.

In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Janus Henderson funds. Janus Capital or its affiliates may also pay intermediaries for the development of technology platforms and reporting systems. Janus Capital or its affiliates may make payments to participate in intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other funds (or non-investment company investments), with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of a Fund. Please contact your financial intermediary or plan sponsor for details on such arrangements.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

Janus Capital acts as adviser to a number of mutual funds and exchange-traded funds. In addition, it acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts, as well as other pooled investment vehicles, such as hedge funds. Janus Capital has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. As such, investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures

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adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts’ ability to participate in volume transactions may produce better executions and prices for the accounts.

With respect to allocations of initial public offerings of equity securities or syndicate offerings of bonds (each a “Primary Offering”), under Primary Offering allocation procedures adopted by Janus Capital, an account may participate in a Primary Offering if the portfolio managers believe the Primary Offering is an appropriate investment based on the account’s investment restrictions, risk profile, asset composition, and/or cash levels. For equity securities, these Primary Offering allocation procedures generally require that all shares purchased in a Primary Offering be allocated to all participating accounts based upon a portfolio manager’s initial indication of interest (i.e., his or her desired number of shares or the aggregate amount to be invested). For syndicated bond offerings, the Primary Offering procedures generally require that all bonds purchased be allocated on a pro rata basis to all participating accounts within the same investment strategy (as opposed to pro rata across all participating accounts). To the extent a fund, such as a new fund, has only affiliated shareholders, such as a portfolio manager or an adviser, and the fund participates in a Primary Offering, those shareholders may be perceived as receiving a benefit and, as a result, may have a conflict with management of the fund.

Janus Capital is permitted to adjust its allocation procedures to address fractional shares, odd lots, or minimum issue sizes. In certain circumstances, and subject to its allocation procedures, Janus Capital may deviate from a pro-rata allocation to account for allocation sizes that are deemed, by the portfolio managers, to be de minimis to certain eligible accounts or to address situations specific to individual accounts (e.g., cash limitations, position weightings, etc.). Participation in Primary Offerings may impact performance. In particular, the allocation of securities may have the unintended consequence of having a greater impact (positive or negative) on the performance of one or more accounts compared to other accounts.

Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.

Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described. In addition, procedures prohibit a portfolio manager from executing a short sale on a security held long in any other portfolio that he or she manages but is not held long in the account in which the portfolio manager is placing the short. Note this does not prohibit shorting against the box. The procedures also require approvals of Janus Capital senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus Henderson funds and accounts.

Each Fund and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Pursuant to the provisions of the 1940 Act, each Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of each Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All funds are eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. In addition, Janus Capital receives an investment advisory fee for managing the cash management vehicle used for its securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

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Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective portfolio managers. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

ALPS Distributors, Inc.’s Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Trustees have approved a Code of Ethics adopted by ALPS Distributors, Inc. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Code of Ethics applies to the personal investing activities of ALPS Distributors, Inc. (“Access Persons”). Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Code of Ethics, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Code of Ethics permits personnel subject to the Code to invest in securities subject to certain limitations, including securities that may be purchased or held by a Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Code of Ethics is on file with the SEC, and is available to the public.

Janus Capital Personal Code of Ethics

Janus Capital currently has in place the Personal Code of Ethics, which is comprised of the Personal Account Dealing Policy, the Gift and Entertainment Received Policy, the Outside Business Activities Policy, and the Political Activities Policy. The Personal Code of Ethics is designed to ensure Janus Capital personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Personal Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) refrain from using any material nonpublic information in securities trading. The Personal Code of Ethics is on file with and available from the SEC through the SEC website at http://www.sec.gov.

Under the Personal Account Dealing Policy, all Janus Capital personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Personal Account Dealing Policy. All personnel of Janus Capital and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Personal Account Dealing Policy.

In addition to the pre-clearance requirement described above, the Personal Account Dealing Policy subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Personal Account Dealing Policy and under certain circumstances Janus Capital personnel may be required to forfeit profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES

Each Fund’s Trustees have delegated to Janus Capital the authority to vote all proxies relating to such Fund’s portfolio securities in accordance with Janus Capital’s own policies and procedures. A summary of Janus Capital’s policies and procedures is available without charge: (i) upon request, by calling 1-800-525-0020; (ii) on the Funds’ website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

A complete copy of Janus Capital’s proxy voting policies and procedures, including specific guidelines, is available at janushenderson.com/proxyvoting.

Each Fund’s proxy voting record for the one-year period ending each June 30th is available, free of charge, through janushenderson.com/proxyvoting and from the SEC through the SEC’s website at http://www.sec.gov.

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JANUS CAPITAL MANAGEMENT LLC PROXY VOTING SUMMARY FOR THE FUNDS

Janus Capital seeks to vote proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service, Institutional Shareholder Services Inc. (the “Proxy Voting Service”), subject to specific provisions in a client’s account documentation related to exception voting.

Proxy Voting Procedures

Janus Capital has adopted proxy voting procedures (the “Proxy Voting Procedures”) and developed proxy voting guidelines (the “Janus Guidelines”) that are intended to ensure that votes are cast in the best interest of clients and shareholders, including by mitigating any potential conflicts of interest.

The Janus Guidelines outline how Janus Capital generally votes proxies for securities held in the funds and accounts it manages. The Janus Guidelines, which include recommendations on most major corporate issues, are developed by the Janus Henderson Proxy Voting Committee (the “Proxy Voting Committee”) in consultation with Janus Capital’s portfolio managers. The Proxy Voting Committee is composed of representatives from the Office of the Treasurer, Denver Operations Control, the Governance and Responsible Investing Team, and Compliance; and assisted by non-voting members from the Legal group. The Proxy Voting Committee also engages the “Proxy Voting Service” to provide research and recommendations on policies and guidelines.

Although Janus Capital has created the Proxy Voting Committee to provide guidance on general proxy issues and engaged the Proxy Voting Service to provide research and recommendations on specific ones, Janus Capital’s portfolio managers are ultimately responsible for voting proxies. The Proxy Voting Procedures and Janus Guidelines identify votes where portfolio manager input is neither requested nor required along with votes where portfolio manager input is requested or required. The portfolio managers have elected to generally vote in accordance with the Janus Guidelines, in accordance with the Proxy Voting Service recommendation where portfolio manager input is required, or in accordance with the votes of another portfolio manager that also holds those securities if that other portfolio manager is better situated to make a determination on the particular proxy issue and instructs a vote contrary to the Janus Guidelines or to the Proxy Voting Service recommendation.

Certain Funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a Fund cannot vote the shares. The portfolio managers have discretion to pull back lent shares before proxy record dates and vote proxies if time permits.

The Proxy Voting Committee’s oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, the potential for conflicts of interest exists in instances where a portfolio manager has discretion to vote differently than the Janus Guidelines. On a quarterly basis, the Proxy Voting Committee reviews records of any votes that were cast differently than the Janus Guidelines and the related rationales for such votes. Additionally, and in instances where a portfolio manager proposes to vote a proxy inconsistent with the Janus Guidelines and a potential conflict is identified, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager’s rationale is reasonable, the Proxy Voting Committee will refer the matter to the appropriate Chief Investment Officer(s) (or Director of Research in his/her absence) to determine how to vote.

Proxy Voting Policies

As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

Board of Directors Issues

Janus Capital: (i) will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors; (ii) will generally vote in favor of proposals to increase the minimum number of independent directors; and (iii) will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

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Auditor Issues

Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

Equity and Executive Compensation Issues

Janus Capital reviews equity compensation-related proposals on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify plan features and grant practices that demonstrate good stewardship of investors’ interests regarding executive compensation. Janus Capital will generally vote against plans if the estimated cost is above the allowable cap (an industry-specific, market cap-based amount calculated by the Proxy Voting Service) and/or plan features and grant practices are determined to be misaligned with maximizing shareholder value. Proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period) will generally be opposed. Janus Capital will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained (as determined by Janus Capital).

General Corporate Issues

Janus Capital: (i) will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers); (ii) will generally oppose proposals for different classes of stock with different voting rights; and (iii) will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers, unless such measures are designed primarily as a short-term means to protect a tax benefit or are structured in a way that give shareholders the ultimate decision on any proposal or offer, and are proposed in a transparent and independent fashion. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

Shareholder Proposals

If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital’s first priority is to act as a fiduciary in the best financial interests of its clients. Janus Capital recognizes that environmental, social, moral, or ethical issues present risks and opportunities that can have an impact on company financial performance. Janus Capital strives to balance these issues in a manner consistent with its fiduciary obligations. Janus Capital will generally vote with management on these matters unless it identifies areas of weakness or deficiency relative to peers and/or industry best practices or it feels that management has failed to adequately respond to shareholder concerns. In such instances Janus Capital will review these matters on a case-by-case basis, consistent with its fiduciary obligations to clients. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

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CUSTODIAN, TRANSFER AGENT, AND CERTAIN AFFILIATIONS

State Street Bank and Trust Company (“State Street” or the “Custodian”), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds and of an affiliated cash management pooled investment vehicle. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds’ securities and cash held outside the United States. The Funds’ Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund. State Street also serves as transfer agent for the shares of each Fund (“Transfer Agent”).

State Street also provides certain fund administration services to each Fund, including services related to the Funds’ accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an Agreement with Janus Capital, on behalf of each Fund. Janus Capital may cancel this Agreement at any time with 90 days’ notice. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of each Fund’s assets, with a minimum flat fee, per Fund, for certain services. Janus Capital serves as administrator to the Funds, providing oversight and coordination of the Funds’ service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator.

The following table summarizes the fees received by State Street for custodian, transfer agent and sub-administrative services for the fiscal years ended October 31, 2018 and 2017, and for the period of commencement of operations on February 23, 2016 through October 31, 2016 for each Fund.

Fund Name	Fiscal Year Ended October 31, 2018	Fiscal Year Ended October 31, 2017	Period of Commencement of Operations on February 23, 2016 through October 31, 2016
Janus Henderson Small Cap Growth Alpha ETF	$124,782	$117,036	$46,192
Janus Henderson Small/Mid Cap Growth Alpha ETF	$136,694	$126,379	$48,794

Pursuant to agreements with Janus Capital on behalf of the Fund, State Street Global Markets, an affiliate of State Street, may execute portfolio transactions for the Fund, including but not limited to, transactions in connection with cash in lieu transactions (as described under Fund Deposit) for non-US securities.

ALPS Distributors, Inc. (“ALPS” or the “Distributor”), 1290 Broadway, #1100, Denver, Colorado 80203-5603 is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). ALPS acts as the agent of the Funds in connection with the sale of their shares in all states in which such shares are registered and in which ALPS is qualified as a broker-dealer. Under the Distribution Agreement, ALPS offers Creation Units of each Fund’s shares on an ongoing basis.

Pursuant to an agreement with ALPS, Janus Distributors LLC (dba “Janus Henderson Distributors”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, and a member of FINRA, may provide marketing and promotional services on behalf of the Funds. Janus Henderson Distributors does not receive any compensation from the Funds or ALPS for such services.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Janus Capital places all portfolio transactions of the Funds. Janus Capital has a policy of seeking to obtain the “best execution” of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital may occasionally pay higher commissions for research services as described below. Each Fund may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers’ commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital’s knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to a Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. To constitute eligible “research services,” such services must qualify as “advice,” “analyses,” or “reports.” To determine that a service constitutes research services, Janus Capital must conclude that it reflects the “expression of reasoning or knowledge” relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible “brokerage services,” such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital’s own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer’s sale of Fund shares when choosing a broker-dealer to effect transactions.

“Cross trades,” in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the Funds’ Trustees have adopted compliance procedures that provide that any transactions between each Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus Henderson fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a Fund involved in a cross trade.

For the fiscal year ended October 31, 2018, the total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below.

Fund Name	Fiscal Year Ended October 31, 2018
	Commissions	Transactions
Janus Henderson Small Cap Growth Alpha ETF	$0	$0
Janus Henderson Small/Mid Cap Growth Alpha ETF	$0	$0

Janus Capital does not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital does, however, have internal procedures for allocating transactions in a manner consistent with its execution policies to brokers that it has identified as providing research, research-related products or services, or execution-related services of a particular benefit to its clients. Janus Capital has entered into client

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commission agreements (“CCAs”) with certain broker-dealers under which the broker-dealers may use a portion of their commissions to pay third parties or other broker-dealers that provide Janus Capital with research or brokerage services, as permitted under Section 28(e) of the Securities Exchange Act of 1934. CCAs allow Janus Capital to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third parties or other broker-dealers for research or brokerage services. All uses of CCAs by Janus Capital are subject to applicable law and their best execution obligations. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital, and such research may not necessarily be used by Janus Capital in connection with the same accounts that paid commissions to the broker providing such brokerage and research products and services. Such products and services may not always be used in connection with management of the Funds. Similarly, research and brokerage services paid for with commissions generated by equity trades may be used for fixed-income clients that normally do not pay brokerage commissions or other clients whose commissions are generally not used to obtain such research and brokerage services.

Janus Capital may also use step-out transactions in order to receive research products and related services. In a step-out transaction, Janus Capital directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but “step-out” all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the stepped-in portion. In a new issue designation, Janus Capital directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital directs that broker-dealer to designate a portion of the broker-dealer’s commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital’s receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital has an incentive to continue to engage in such transactions; however, Janus Capital only intends to utilize step-out transactions and new issue designations when it believes that doing so would not hinder best execution efforts.

When a Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital, better prices and executions will be achieved through the use of a broker.

Creation or redemption transactions, to the extent consisting of cash, may require the Fund to contemporaneously transact with broker-dealers for purchases of Deposit Securities (as defined under Fund Deposit) or sales of Fund Securities (as defined under Redemption of Creation Units), including any foreign exchange, as applicable. Such transactions with a particular broker-dealer may be conditioned upon the broker-dealer’s agreement to transact at guaranteed price levels in order to reduce transaction costs the Fund would otherwise incur as a consequence of settling creation or redemption baskets in cash rather than in-kind.

The following table lists the total amount of brokerage commissions paid by the Funds for the fiscal years ended October 31, 2018 and 2017, and for the period from commencement of operations on February 23, 2016 through October 31, 2016.

Fund Name	For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2017	For the Period February 23, 2016 through October 31, 2016
Janus Henderson Small Cap Growth Alpha ETF	$9,700	$4,663	$1,890
Janus Henderson Small/Mid Cap Growth Alpha ETF	$15,934	$6,709	$1,785

Brokerage commissions paid by a Fund may vary significantly from year to year because of portfolio turnover rates, varying market conditions, changes to investment strategies or processes, and other factors.

As of October 31, 2018, the Funds did not own securities of their regular broker-dealers (or parents).

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SHARES OF THE TRUST

NET ASSET VALUE DETERMINATION

As stated in the Funds’ Prospectuses, the net asset value (“NAV”) of the shares of each Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV of each Fund is computed by dividing the net assets by the number of the Fund’s shares outstanding. Securities held by each Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). In determining NAV, equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. If applicable, equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis.

Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

Rule 12b-1 under the 1940 Act, as amended, (the “Rule”) provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted a Rule 12b-1 Distribution Plan (“Rule 12b-1 Plan”) pursuant to which a Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts. ALPS, as the Funds’ principal underwriter, and Janus Capital may have a direct or indirect financial interest in the Rule 12b-1 Plan or any related agreement. Pursuant to the Rule 12b-1 Plan, a Fund may pay a fee of up to 0.25% of the Fund’s average daily net assets. No Rule 12b-1 fee is currently being charged to the Funds.

The Rule 12b-1 Plan was approved by the Board, including a majority of the Independent Trustees of the Funds. In approving each Rule 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit each Fund and its shareholders.

The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so and the imposition of or increase in the 12b-1 fee is first approved by the Fund’s shareholders. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

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CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and sells shares of the Funds only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Participant Agreement (as defined below), on any Business Day (as defined below).

A “Business Day” with respect to each Fund is each day the Listing Exchange is open, which excludes weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day.

Fund Deposit

The consideration for purchase of Creation Units of each Fund generally consists of the in-kind deposit of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which will be applicable (subject to possible amendment or correction) to creation requests received in proper form. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund.

The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.

Janus Capital makes available through the NSCC on each Business Day prior to the opening of business on the Listing Exchange, the list of names and the required number or par value of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for each Fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of a Fund until such time as the next-announced Fund Deposit is made available.

The identity and number or par value of the Deposit Securities change pursuant to changes in the composition of the Funds’ portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by Janus Capital with a view to the investment objective of each Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting a Fund’s portfolio.

Each Fund reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through Depository Trust Company (“DTC”) or the Clearing Process (as discussed below). If permitted by applicable laws to offer Creation Units of a Fund in exchange for the Fund Deposit, the Funds also reserve the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which (i) the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities or other local laws or (ii) the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations. In the case of transactions involving “cash in lieu” amounts, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. If a purchase or redemption consists solely or partially of cash and the Fund places a brokerage transaction for portfolio securities with a third party broker, an Authorized Participant or its affiliated broker-dealer, the broker or the Authorized Participant (or an affiliated broker-dealer of the Authorized Participant) may be required, in its capacity as broker-dealer with respect to that transaction, to cover certain brokerage, tax, foreign exchange, execution, and market impact costs through a brokerage execution guarantee.

Procedures for Creating Creation Units

To be eligible to place orders with the Distributor and to create a Creation Unit of a Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A Participating

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Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an “Authorized Participant.” All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Role of the Authorized Participant

Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor. Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through a non-Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor. The Distributor and Transfer Agent have adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor, Transfer Agent, and their agents in connection with creation and redemption transactions, as applicable.

Placement of Creation Orders

Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by the Custodian or a subcustodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of each Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of each Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the Custodian or subcustodian for such Central Depository Account generally before 2:00 p.m., Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the second business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian generally before 3:00 p.m., Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of each Fund. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor, provided that the relevant Fund Deposit has been received by each Fund prior to such time.

Purchase Orders

To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of a Fund, in proper form, by the Cutoff Time (as defined below). The Distributor or its agent will notify Janus Capital and the custodian of such order. The custodian will then provide such information to any appropriate subcustodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are

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responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to a Fund, immediately available or same day funds estimated by a Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of a Fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

The Authorized Participant is responsible for any and all expenses and costs incurred by each Fund, including any applicable cash amounts, in connection with any purchase order.

Timing of Submission of Purchase Orders

An Authorized Participant must submit an irrevocable order to purchase shares of the Funds generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. On days when the Listing Exchange closes earlier than normal, the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. Creation Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Orders to create shares of a Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant foreign market are closed may be charged the maximum additional change for Creation Unit transactions as set forth in the SAI to account for transaction costs incurred by the Fund. The Funds’ deadline specified above for the submission of purchase orders is referred to as the Funds’ “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor’s or its Transfer Agent’s proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance. However, to account for transaction costs otherwise incurred by a Fund, an Authorized Participant that submits an order to the Distributor after the Cutoff Time stated above, may be charged the maximum additional charge for Creation Unit transactions as set forth in this SAI.

Acceptance of Orders for Creation Units

Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to a Fund are in place for payment of the Cash Component and any other cash amounts which may be due, a Fund will accept the order, subject to a Fund’s right (and the right of the Distributor and Janus Capital) to reject any order until acceptance, as set forth below.

Once a Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

Each Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of a Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of a Fund or Janus Capital, have an adverse effect on a Fund or the rights of beneficial owners; or (vii) circumstances outside the control of a Fund, the Distributor or its agent and Janus Capital make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Funds, Transfer Agent, subcustodian, and

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Distributor or their agents are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a Creation Unit

Except as provided herein, a Creation Unit will not be issued until the transfer of good title to a Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor or its agent and Janus Capital shall be notified of such delivery and a Fund will issue and cause the delivery of the Creation Unit. Creation Units for a Fund typically are issued on a “T+2 basis” (i.e., two Business Days after trade date). However, as discussed in “Regular Holidays,” each Fund reserves the right to settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets, as applicable, of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security) and in certain other circumstances.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, a Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 105%, which percentage Janus Capital may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the Funds’ then-effective procedures. The only collateral that is acceptable to a Fund is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Funds’ current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit a Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to a Fund of purchasing such securities and the cash collateral.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, each Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by a Fund and such Fund’s determination shall be final and binding.

Costs Associated with Creation Transactions

A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee will be charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction. Authorized Participants will also bear the costs of transferring the Deposit Securities to a Fund. Investors who use the services of a broker or other financial intermediary to acquire a Fund’s shares may be charged a fee for such services.

The Funds’ standard creation transaction fee (as described above) is $700.

Redemption of Creation Units

Shares of each Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Transfer Agent or its agent and only on a Business Day. Each Fund will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.

Each Fund generally redeems Creation Units in-kind. Please see the following discussion summarizing the in-kind method for further information on redeeming Creation Units of each Fund.

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Janus Capital will make available through the NSCC, prior to the opening of business on the Listing Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash (the “Cash Amount,” as described below). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable in order to effect redemptions of Creation Units of a Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.

The redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).

The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security. The Trust also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which: (i) the delivery of a Fund Security to the Authorized Participant would be restricted under applicable securities or other local laws; or (ii) the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. Each Fund generally redeems Creation Units in Fund Securities.

Cash Redemption Method

Although the Trust does not ordinarily permit partial or full cash redemptions of Creation Units of a Fund, when partial or full cash redemptions of Creation Units are available or specified they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.

Costs Associated with Redemption Transactions

A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction. Authorized Participants will also bear the costs of transferring the Fund Securities from a Fund to their account on their order. Investors who use the services of a broker or other financial intermediary to dispose of a Fund’s shares may be charged a fee for such services.

The Funds’ standard redemption transaction fee (as described above) is $700.

Placement of Redemption Orders

Redemption requests for Creation Units of the Funds must be submitted to the Transfer Agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day, in order to receive that day’s NAV. On days when the Listing Exchange closes earlier than normal, a Fund may require orders to create or redeem Creation Units to be placed earlier in the day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.

The Authorized Participant must transmit the request for redemption in the form required by a Fund to the Transfer Agent or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in

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effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Transfer Agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on the applicable Business Day, (ii) a request in form satisfactory to a Fund is received by the Transfer Agent or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by 10:00 a.m., Eastern time on the Business Day next following the day that the redemption request is received, the redemption request may be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, the Transfer Agent or its agent shall notify a Fund of such redemption request. The tender of an investor’s shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.

Deliveries of redemption proceeds by a Fund generally will be made within two Business Days (i.e., “T+2”). Further, as discussed in “Regular Holidays”, each Fund reserves the right to settle redemption transactions and deliver redemption proceeds on another basis to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances. “Regular Holidays” identifies the instances, if any, where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, the Trust will make delivery of redemption proceeds within the number of days stated in “Regular Holidays” to be the maximum number of days necessary to deliver redemption proceeds.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, a Fund may in its discretion exercise the option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of a Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges specified above, to offset a Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and a Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that a Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.

Although the Trust does not ordinarily permit cash redemptions of Creation Units in the event that cash redemptions are permitted or required by the Trust, proceeds will be paid to the Authorized Participant redeeming shares as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in “Regular Holidays” in which more than seven calendar days would be needed).

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To the extent contemplated by an Authorized Participant’s agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to a Fund, at or prior to 10:00 a.m., Eastern time on the Listing Exchange business day after the date of submission of such redemption request, the Transfer Agent or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105%, which percentage Janus Capital may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m., Eastern time on the day after the date of submission of such redemption request and shall be held by the Custodian and marked-to-market daily. The fees of the Custodian and any subcustodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits a Fund to acquire shares of the Fund at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Fund of purchasing such shares, plus the value of the Cash Amount, and the value of the cash collateral.

Because the portfolio securities of a Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase or sell shares of the Fund on the Listing Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Funds: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of a Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

Taxation on Creations and Redemptions of Creation Units

An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased (plus any cash received by the Authorized Participant as part of the issue) over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for Deposit Securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the Deposit Securities (plus any cash received by the Authorized Participant as part of the redemption). However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.

Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

Regular Holidays

For every occurrence of one or more intervening holidays in the applicable foreign market or U.S. bond market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market or U.S. bond market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market or U.S. bond market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to the Funds during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Funds. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially

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shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

In calendar year 2019, the dates of U.S. regular holidays affecting the relevant securities markets in which a Fund invests are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):

2019
January 1
January 15
February 19
March 30
May 28
July 4
September 3
November 22
December 25

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SECURITIES LENDING

Certain funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions. Deutsche Bank AG (“Deutsche Bank”) acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement (“Lending Agreement”). In addition, The Bank of New York Mellon and JPMorgan Chase Bank may act as limited purpose subcustodians in connection with certain reverse repurchase transactions completed in connection with the Lending Agreement.

During the fiscal year, the securities lending services provided by Deutsche Bank included negotiating the terms of loans; monitoring approved borrowers; recalling and arranging the return of loaned securities to the Funds upon termination of the loan; marking to market loans; providing recordkeeping services; and reporting on the Funds’ securities lending activities. The following table summarizes the income and fees from securities lending activities for the fiscal year ended October 31, 2018 for the Funds.

		Fees and/or compensation for securities lending activities and related services:
	Gross income from securities lending activities	Fees paid to securities lending agent from revenue split	Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in revenue split	Aggregate fees and/or compensation for securities lending activities	Net income from securities lending activities

Janus Henderson Small Cap Growth Alpha ETF	$82,419	$(6,385)	$(422)	$—	$—	$(2,183)	$—	$(8,990)	$73,430

Janus Henderson Small/Mid Cap Growth Alpha ETF	$68,782	$(5,243)	$(507)	$—	$—	$(2,733)	$—	$(8,483)	$60,298

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INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAX STATUS

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.

Dividends from net investment income are normally declared and distributed to shareholders quarterly. It is a policy of each Fund to make distributions of any realized net capital gains at least annually. Any net capital gains realized during each fiscal year are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well.

Fund Taxation

Each Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund failed to qualify as a regulated investment company in any taxable year, such Fund may be subject to federal income tax on its taxable income at the applicable corporate income tax rate. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends-received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for “qualified dividend income.” In addition, a Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

Certain transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The Funds will monitor their transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible. In certain circumstances, a Fund may be required to accrue income on an investment prior to the receipt of the corresponding cash payments. However, the Funds must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. In certain cases, a Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies under the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed even though the Funds may not have received any income upon such an event.

Some foreign securities purchased by a Fund may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year and a Fund qualifies under Section 853 of the Internal Revenue Code, a Fund may elect to pass through such taxes to shareholders. If a Fund makes such an election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim either a foreign tax credit or deduction for such taxes, subject to certain limitations. If such election is not made by a Fund, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income.

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue

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Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, treasury regulations, and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character, and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes, or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.

Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, a Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Shareholder Taxation

Shareholders will be subject to federal income taxes on distributions made by a Fund whether received in cash or additional shares of the Fund. Distributions from a Fund’s net investment income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to shareholders as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. Distributions of a Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long shares of the Fund were held. Long-term capital gains are taxable to noncorporate investors at a maximum federal income tax rate of 20%. Dividends paid by a Fund may also qualify in part for the 50% dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Internal Revenue Code are satisfied. Generally, however, dividends received from most REITs and on stocks of foreign issuers are not eligible for the dividends-received deduction when distributed to the Funds’ corporate shareholders. Distributions from a Fund may also be subject to foreign, state, and local income taxes. Please consult a tax adviser regarding the tax consequences of Fund distributions and to determine whether you will need to file a tax return.

Under the 2017 legislation commonly known as the “Tax Cuts and Jobs Act”, “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. Proposed regulations issued by the IRS, on which the Fund can rely, enable the Fund to pass through the special character of “qualified REIT dividends” to a shareholder, provided both a Fund and a shareholder meet certain holding period requirements with respect to their shares.

No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

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Distributions declared by a Fund during October, November, or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. Each Fund will notify its shareholders each year of the amount and type of dividends and distributions it paid.

Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of a Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares of a Fund will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.

When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (“TIN”), certify that it is correct, and certify that he, she, or it is not subject to backup withholding. If a shareholder fails to provide a TIN or the proper tax certifications, a Fund is required to withhold 24% of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. A Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the U.S., are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by a Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Foreign Account Tax Compliance Act (“FATCA”).  Under the FATCA, a 30% withholding tax is imposed on income dividends made by a Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations recently, issued by the IRS which can be relied on currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide a Fund with appropriate certifications or other documentation concerning its status under FATCA.

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TRUSTEES AND OFFICERS

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Funds’ Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Funds’ Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Street Trust. As of the date of this SAI, collectively, the two registered investment companies consist of 10 series or funds. The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Funds.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange-Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Liffe U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).	10	Independent Trustee, Clough Funds Trust (investment company) (since 2015), Chairman, Clough Funds Trust (since 2017), Independent Trustee, Clough Dividend and Income Fund (closed-end fund) (since 2017), Independent Trustee, Clough Global Opportunities Fund (closed-end fund) (since 2017), Independent Trustee, Clough Global Equity Fund (closed- end fund) (since 2017), Independent Trustee, Elevation ETF Trust (investment company) (2016-2018), Chairman, Elevation ETF Trust (2016-2018), and Independent Trustee, Global X Funds (investment company) (since 2018).
Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal, Maureen Upton Ltd. (consulting services to developers of major infrastructure projects and investors) (since 2017). Formerly, Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (2015-2017) and Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	10	Director, Denver Metro Leadership Foundation (non-profit organization) (2012-2014).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, Bay Boston Capital LP (investment fund in finance companies, banks and bank holdings companies) (since 2015). Formerly, Management Advisor, BoxCast, Inc. (technology start-up company) (2014-2017) and Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013)	10	Director, State Farm Bank (banking) (since 2014).
Interested Trustee
Michael Drew Elder** 151 Detroit Street Denver, CO 80206 DOB: 1970	Trustee	8/15-Present	Co-Head of Global Distribution, Janus Henderson Investors (since 2018) and President, Janus Henderson Distributors (broker-dealer) (since 2014). Formerly, Head of U.S. Intermediary Distribution, Janus Capital Management LLC (2015-2018); Executive Vice President, Janus Capital Group Inc. (2015-2017); Senior Vice President, Janus Capital Management LLC (2007-2015), Janus Distributors LLC (2010-2014), and Janus Services LLC (2010-2015).	10	Director, Perkins Investment Management LLC (since 2014).

*

In addition to the Trust, which is comprised of seven series, each Trustee also serves as a trustee to the Clayton Street Trust, which is an affiliated registered investment company currently comprised of three portfolios.

**	Michael Drew Elder is an Interested Trustee because of his employment with Janus Henderson Investors.

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OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	Head of North America for Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-present	Senior Vice President and Head of Compliance, North America for Janus Henderson Investors (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group and Janus Capital Management LLC (2005-2017).
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Vice President of Janus Henderson Investors
Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Secretary and Chief Legal Counsel	7/18-Present	Vice President and Assistant General Counsel of Janus Henderson Investors (2017-present); Assistant Vice President and Senior Legal Counsel Janus Capital Management LLC (2012-2016).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

The Board’s Nominating and Governance Committee is responsible for identifying and recommending candidates for nomination or election by the Board based on a variety of diverse criteria. In its most recent evaluation of the qualifications of each Trustee as part of the Board’s annual self-evaluation process, the Board determined based on the totality of the information available regarding all of the board members, including the specific experience, qualifications, attributes or skills, as noted below, that each of the Trustees should serve as members of the Board of Trustees. In reaching these conclusions, the Board, in the exercise of its reasonable business judgment, evaluated each Trustee based on his or her specific experience, qualifications, attributes and/or skills on an individual basis and in combination with the other Trustees, none of which by itself was considered dispositive. Each member is listed below.

Michael Drew Elder:  Service as a senior executive of Janus Capital, president of Janus Distributors LLC, and experience with the financial services industry.

Maureen T. Upton:  Service as a consultant to global mining, energy and water resource industries, founder of sustainability consultancy, director of public affairs of a NYSE-listed mining corporation, and experience with the financial services industry.

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Clifford J. Weber:  Service as a senior executive of stock exchanges with responsibilities including exchange-traded fund and exchange-traded product issues, experience with the structure and operations of exchange-traded funds, experience with secondary market transactions involving exchange-traded funds, and service as a mutual fund independent director.

Jeffrey B. Weeden:  Service as a senior executive and CFO of NYSE-listed financial services companies, and as a director of a bank.

General Information Regarding the Board of Trustees and Leadership Structure

The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and each of the Funds on behalf of Fund shareholders. A majority of the Board is considered Independent of Janus Capital and the Distributor. The Board’s Chair is also an Independent Trustee and each Committee is comprised solely of Independent Trustees. The Board’s responsibilities include, but are not limited to, oversight of the Funds’ officers and service providers, including Janus Capital, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Funds’ service providers, including the investment management agreements with Janus Capital and distribution agreement with ALPS. The Trustees are also responsible for determining or changing each Fund’s investment objective(s), policies, and available investment techniques, as well as for overseeing the Funds’ Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee) and independent counsel, each of whom is selected by the Trustees. The Trustees also may engage specialists or consultants from time to time to assist them in fulfilling their responsibilities. The Trustees also meet regularly without representatives of Janus Capital or its affiliates present.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board will oversee the annual process by which the Board will consider for approval the renewal of the Funds’ investment advisory agreement with Janus Capital. Specific matters may be delegated to a committee, such as oversight of the Funds’ independent auditor, which has been delegated by the Board to its Audit and Pricing Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chair of the Board (“Board Chair”) is responsible for presiding at all meetings of the Board, and has other duties as may be assigned by the Trustees from time to time. The Board Chair also serves as the Board’s liaison to Janus Capital with respect to all matters related to the Funds that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) experience of the Chair with stock exchanges and exchange-traded funds; (2) the distribution model of the Funds, (3) that the Funds and Trust had not yet commenced operations as of the date of the Board’s formation, and (4) the responsibilities entrusted to Janus Capital to oversee the Trust’s day-to-day operations.

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Committees of the Board

The Board of Trustees has two standing committees that each performs specialized functions: an Audit and Pricing Committee and Nominating and Governance Committee. The table below shows the committee members. Each committee is comprised entirely of Independent Trustees. Information about each committee’s functions is provided in the following table:

	Summary of Functions	Members (Independent Trustees)	Number of Meetings held during Last Fiscal Year Ended October 31, 2018
Audit and Pricing Committee

Reviews the financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, and the audit process. The Committee’s review of the audit process includes, among other things, the appointment, compensation, and oversight of the Trust’s independent auditor and preapproval of all audit and nonaudit services.

Determines a fair value of restricted and other securities for which market quotations are not readily available or are deemed not to be reliable, pursuant to procedures adopted by the Trustees and reviews other matters related to the pricing of securities.

		Jeffrey B. Weeden (Chair) Maureen T. Upton Clifford J. Weber	5
Nominating and Governance Committee	Identifies and recommends individuals for election as Trustee, consults with Management in planning Trustee meetings, and oversees the administration of, and ensures compliance with, the Trust’s Governance Procedures and Guidelines, which includes review of proposed changes to Trustee compensation.	Maureen T. Upton (Chair) Clifford J. Weber Jeffrey B. Weeden	4

Board Oversight of Risk Management

Janus Capital, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management. The Board, as part of its overall oversight responsibilities for the Funds’ operations, oversees Janus Capital’s risk management efforts with respect to the Funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Funds. Information considered by the Board is provided by Janus Capital and the Funds’ service providers, as deemed appropriate from time to time. As the Funds begin to have a performance history, the Board and its Committees will have an opportunity to analyze the risks of the Funds and request information they deem appropriate. The Audit and Pricing Committee will consider valuation risk as part of its regular oversight responsibilities as well as enterprise risk. The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Fund matters brought before the Board. The Board has appointed a Chief Compliance Officer for the Funds (“Fund CCO”) who reports directly to the Board. The Fund CCO, who also serves as Chief Compliance Officer of other Janus Henderson funds, will discuss relevant risk issues that may impact the Janus Henderson funds and/or Janus Capital’s services to the funds, and will also discuss matters related to the Funds’ compliance policies and procedures.

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Additional Information About Trustees

Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to make efforts to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent it is practicable and reasonable to do so. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals.

As of December 31, 2018, the Trustees owned securities of the Funds described in this SAI in the dollar range shown in the following table. The last column of the table reflects each Trustee’s aggregate dollar range of securities of all funds advised by Janus Capital and overseen by the Trustees (collectively, the “Janus Henderson Funds”).

Name of Trustee	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Henderson Funds
Independent Trustees
Clifford J. Weber	Janus Henderson Small Cap Growth Alpha ETF Janus Henderson Small/Mid Cap Growth Alpha ETF	None $10,001-$50,000	$10,001-$50,000
Maureen T. Upton	Janus Henderson Small Cap Growth Alpha ETF Janus Henderson Small/Mid Cap Growth Alpha ETF	$10,001-$50,000 $10,001-$50,000	$50,001-$100,000
Jeffrey B. Weeden	Janus Henderson Small Cap Growth Alpha ETF Janus Henderson Small/Mid Cap Growth Alpha ETF	$50,001-$100,000 $50,001-$100,000	over $100,000
Interested Trustee
Michael Drew Elder	Janus Henderson Small Cap Growth Alpha ETF Janus Henderson Small/Mid Cap Growth Alpha ETF	$10,001-$50,000 $50,001-$100,000	over $100,000

Trustee Compensation

Each Independent Trustee receives an annual retainer plus a fee for each in-person or telephonic meeting of the Trustees attended. Given the unitary fee structure, Janus Capital pays the compensation and expenses of the Independent Trustees. Each Independent Trustee receives fees from other Janus Henderson funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an “interested” Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Funds’ Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

The following table shows the aggregate compensation paid by Janus Capital to each Independent Trustee for the fiscal year ending October 31, 2018. None of the Independent Trustees receives any pension or retirement benefits from the Funds or Janus Capital.

Name of Person, Position	Aggregate Compensation from the Trust(1)	Total Compensation from the Janus Henderson Funds Overseen by Trustees(2)
Independent Trustees
Clifford J. Weber, Chairman and Trustee	$26,563	$52,625
Maureen T. Upton, Trustee	$26,563	$52,625
Jeffrey B. Weeden, Trustee	$26,563	$52,625
Interested Trustee
Michael Drew Elder, Trustee(3)	$0	$0

(1)	There are currently 7 series of the Trust.
(2)	For each Independent Trustee, includes compensation for service on the boards of two Janus trusts comprised of 10 portfolios.
(3)	Michael Drew Elder is an Interested Trustee by virtue of his employment with Janus Henderson Investors.

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JANUS INVESTMENT PERSONNEL

Other Accounts Managed

To the best knowledge of the Trust, the following table provides information relating to other accounts managed by the portfolio managers as of October 31, 2018. For any co-managed Fund or account, the assets reflect total Fund assets. No accounts included in the totals listed below have a performance-based advisory fee.

		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Benjamin Wang	Number of Other Accounts Managed	6	None	None
	Assets in Other Accounts Managed	$282.96M	None	None
Scott M. Weiner	Number of Other Accounts Managed	6	None	None
	Assets in Other Accounts Managed	$282.96M	None	None
Material Conflicts

As shown in the table above, each Fund’s portfolio managers may manage other accounts with investment strategies similar to the Funds. Those other accounts may include other Janus Henderson funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have materially higher fees than a Fund or may have a performance-based management fee. As such, fees earned by Janus Capital may vary among these accounts. Janus Capital or an affiliate may also provide seed capital to one or more of these accounts. In addition, the portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Under certain circumstances, a portfolio manager (or portfolio manager’s family members) may own the same securities as those held in a Fund’s portfolio. Certain portfolio managers may also have roles as research analysts for one or more Janus Henderson funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a portfolio manager may execute transactions for another account that may adversely impact the value of securities held by a Fund. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus accounts. Trade allocation and personal trading are described in further detail under “Additional Information About Janus Capital.” Furthermore, Janus Capital believes that conflicts arising from personal ownership by a portfolio manager (or portfolio manager’s family members) of the same securities held in a Fund may be mitigated by the portfolio manager’s compliance with Janus Capital’s personal trading policy within the Personal Code of Ethics.

Compensation Information

The following describes the structure and method of calculating a portfolio manager’s compensation.

The portfolio managers are compensated for managing the Funds and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.

Fixed Compensation:  Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, complexity of managing portfolios, scope of responsibility (including assets under management), skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation:  Variable compensation is paid in the form of cash and deferred awards. Deferrals are typically made in Janus Henderson restricted stock, although in some cases deferrals are made in mutual funds for regulatory reasons. For some individuals with a significant JH stock holding they may also elect to have some or all of their deferral delivered in mutual funds. Individuals Awards, if any, are discretionary and given based on company, department and individual performance.

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A portfolio manager’s variable compensation is discretionary and is determined by Janus Capital Management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus Henderson’s pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered including, among other things, performance, client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

OWNERSHIP OF SECURITIES

As of October 31, 2018, the portfolio managers and/or investment personnel of the Funds described in this SAI beneficially owned securities of the Fund(s) they manage in the dollar range shown in the following table.

Investment Personnel	Dollar Range of Equity Securities in the Fund(s) Managed
Benjamin Wang	None
Scott M. Weiner	None

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PRINCIPAL SHAREHOLDERS

To the best knowledge of Janus Detroit Street Trust, as of January 31, 2019, the officers and Trustees as a group owned less than 1% of the outstanding shares of each of the Funds. As of January 31, 2019, the percentage ownership of any person or entity owning 5% or more of the outstanding shares of any Fund is listed below. Any person or entity that beneficially owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person or entity is identified as the beneficial owner of more than 25% of the voting securities of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, that person or entity may be presumed to control such Fund. A controlling shareholder’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

To the best knowledge of Janus Detroit Street Trust, as of January 31, 2019, by virtue of owning more than 25% of the outstanding shares of a Fund, Pershing LLC may be deemed to control Janus Henderson Small/Mid Cap Growth Alpha ETF.

An Authorized Participant may hold of record more than 25% of the outstanding shares of a Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of a Fund, may be affiliated with an index provider, may be deemed to have control of a Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of a Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of a Fund.

In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of a Fund. To the best knowledge of the Trust, entities shown as owning more than 25% of the outstanding shares of a Fund are not the beneficial owners of such shares, unless otherwise indicated. The following chart lists each shareholder or group of shareholders who beneficially (or of record) owned more than 5% of a Fund as of January 31, 2019:

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Small Cap Growth Alpha ETF	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	24.47%
	LPL Financial Corporation 4707 Executive Dr. San Diego, CA 92121-3091	11.79%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	5.92%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	17.92%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	12.58%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	13.42%
Janus Henderson Small/Mid Cap Growth Alpha ETF	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	5.37%
	LPL Financial Corporation 4707 Executive Dr. San Diego, CA 92121-3091	14.79%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	18.06%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	27.49%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	7.72%

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MISCELLANEOUS INFORMATION

Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on August 6, 2015. As of the date of this SAI, the Trust offers 7 series of shares, known as “Funds.” The other series of the Trust are described in separate statements of additional information.

Fund Name
Janus Henderson Mortgage-Backed Securities ETF
Janus Henderson Small Cap Growth Alpha ETF
Janus Henderson Small/Mid Cap Growth Alpha ETF
Janus Henderson Short Duration Income ETF
The Long-Term Care ETF
The Obesity ETF
The Organics ETF

Janus Capital reserves the right to the name “Janus Henderson.” In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name “Janus Henderson.” as soon as reasonably practicable.

It is important to know that, pursuant to the Trust’s Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, consolidate and/or reorganize a Fund into another fund without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office. While the Trustees have no present intention of exercising their authority to liquidate a Fund, they may do so if a Fund fails to reach or maintain viable size or for such other reasons as may be determined by the Board in its discretion.

SHARES OF THE TRUST

The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of the Funds participate equally in dividends and other distributions by the shares of such Fund, and in residual assets of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books.

SHAREHOLDER MEETINGS

The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Agreement and Declaration of Trust that would affect shareholders’ voting rights (as specified in the Agreement and Declaration of Trust), determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust’s governing documents, or as the Trustees consider necessary or desirable.

Under the Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of a Fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 25% (or 10% to the extent required by the 1940 Act) of the shares then outstanding. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

Under the Agreement and Declaration of Trust, each Trustee of the Trust will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.

Pursuant to the terms of the Participant Agreement, an Authorized Participant, to the extent that it is a beneficial owner of Fund shares, will irrevocably appoint the Distributor as its attorney and proxy with full authorization and power to vote (or abstain from voting) its beneficially owned Fund shares. The Distributor intends to vote (or abstain from voting) the Authorized

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Participant’s beneficially owned Fund shares in the same proportion as the votes (or abstentions) of all other shareholders of such Fund on any matter submitted to the vote of shareholders of such Fund.

As a shareholder, you are entitled to one vote per share (with proportionate voting for fractional shares). Generally, each fund votes together as a single group, except where a separate vote of one or more funds is required by law or where the interests of one or more funds are affected differently from other funds. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION

The Trust may in the future seek to achieve a fund’s objective by investing all of that fund’s assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1900 16th Street, Suite 1600, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Funds, audits the Funds’ annual financial statements and compiles their tax returns.

REGISTRATION STATEMENT

The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to a Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

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FINANCIAL STATEMENTS

The following audited financial statements for the year ended October 31, 2018 are hereby incorporated into this SAI by reference to the Annual Report dated October 31, 2018, as applicable.

• Schedules of Investments as of October 31, 2018

• Statements of Assets and Liabilities as of October 31, 2018

• Statements of Operations for the period ended October 31, 2018

• Statements of Changes in Net Assets for each of the periods indicated

• Financial Highlights for each of the periods indicated

• Notes to Schedules of Investments

• Notes to Financial Statements

• Report of Independent Registered Public Accounting Firm

The portions of an Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

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janushenderson.com/info

151  Detroit Street

Denver, Colorado 80206-4805

1-800-668-0434

February 28, 2019

	Ticker	Stock Exchange
The Long-Term Care ETF	OLD	The NASDAQ Stock Market LLC
The Obesity ETF	SLIM	The NASDAQ Stock Market LLC
The Organics ETF	ORG	The NASDAQ Stock Market LLC

Janus Detroit Street Trust

Statement of Additional Information

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectuses of The Long-Term Care ETF, The Obesity ETF and The Organics ETF, (each, a “Fund” and collectively, the “Funds”), each of which is a separate series of Janus Detroit Street Trust, a Delaware statutory trust (the “Trust”). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies.

This SAI is not a Prospectus and should be read in conjunction with the Funds’ Prospectuses dated February 28, 2019, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained by contacting your broker-dealer, plan sponsor, or financial intermediary, at janushenderson.com/info, or by contacting a Janus representative at 1-800-668-0434. This SAI contains additional and more detailed information about the Funds’ operations and activities than the Prospectuses. The Annual Report, which contains important financial information about the Funds, is incorporated herein by reference into this SAI. The Annual and Semiannual Reports (as they become available) are available, without charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, at janushenderson.com/info, or by contacting a Janus representative at 1-800-668-0434.

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CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS,

AND INVESTMENT STRATEGIES AND RISKS

JANUS DETROIT STREET TRUST

This Statement of Additional Information includes information about The Long-Term Care ETF, The Obesity ETF and The Organics ETF, (each, a “Fund” and, collectively, the “Funds”), each of which operates as an exchange-traded fund (“ETF”) and is a series of the Trust, an open-end, management investment company.

Each Fund offers and issues shares at its net asset value (“NAV”) per share only in aggregations of a specified number of shares (“Creation Unit”), generally in exchange for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”), or in certain circumstances, for an all cash payment. Shares of each Fund are listed for trading on The NASDAQ Stock Market LLC (“Stock Exchange” or the “Listing Exchange”), a national securities exchange. Shares of each Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund’s NAV. Unlike mutual funds, each Fund’s shares are not individually redeemable securities. Rather, each Fund’s shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, at least 25,000, and generally multiples of 5,000 above 25,000. Janus Capital may modify the Creation Unit size with prior notification to a Fund’s Authorized Participants. See the ETF portion of the Janus Henderson website for the Fund’s current Creation Unit size. In the event of liquidation of a Fund, the number of shares in a Creation Unit may be lowered below 25,000.

A Fund may charge creation/redemption transaction fees for each creation and redemption. In all cases, transaction fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. Some of the information in this SAI and the Prospectus, such as information about purchasing and redeeming shares from a Fund and transaction fees, is not relevant to most retail investors because it applies only to transactions for Creation Units. Refer to “Creation and Redemption of Creation Units”.

Once created, a Fund’s shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit. Investors purchasing a Fund’s shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

EXCHANGE LISTING AND TRADING

Shares of each Fund are listed for trading and trade throughout the day on the Listing Exchange and other secondary markets. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of each Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing under the following circumstances, as may be applicable: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of a Fund; (ii) the value of The Long-Term Care ETF’s underlying index (“Solactive Long Term Care Index”), The Obesity ETF’s underlying index (“Solactive Obesity Index”) and The Organics ETF’s underlying index (“Solactive Organics Index”) (each, an “Underlying Index”) is no longer calculated or available; (iii) the intra-day net asset value (“iNAV”) of the Fund is no longer calculated or available; (iv) the Fund’s Underlying Index fails to meet certain continuing listing standards of the Listing Exchange; or (v) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove the shares of a Fund from listing and trading upon termination of a Fund. In the event a Fund ceases to be listed on an exchange, a Fund may cease operating as an “exchange-traded” fund and operate as a mutual fund, provided that shareholders are given advance notice.

As in the case of other publicly-traded securities, when you buy or sell shares through a financial intermediary you will incur a brokerage commission determined by that financial intermediary.

In order to provide additional information regarding the intra-day value of shares of a Fund, the Listing Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated iNAV for each Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the iNAV and makes no representation or warranty as to the accuracy of the iNAV.

Shares of each Fund trade on the Listing Exchange or in the secondary market at prices that may differ from their NAV or iNAV, because such prices may be affected by market forces (such as supply and demand for a Fund’s shares). The Trust reserves the right to adjust the share prices of each Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

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Each Fund is not sponsored, endorsed, sold, or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of shares of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of a Fund to achieve its objectives.

CLASSIFICATION

The Investment Company Act of 1940, as amended (“1940 Act”), classifies funds as either diversified or nondiversified. Each Fund is classified as nondiversified.

ADVISER

Janus Capital Management LLC (“Janus Capital” or “Janus”) is the investment adviser for each Fund.

INVESTMENT POLICIES AND RESTRICTIONS

Each Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund if a matter affects just that Fund) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund) are present or represented by proxy. The following policies are fundamental policies of the Funds.

Each Fund may not:

(1)  Invest 25% or more of the value of its total assets in any particular industry or group of industries (other than U.S. Government securities and securities of other investment companies), except to the extent each Fund’s Underlying Index concentrates in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as its Underlying Index.

(2)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(3)  Lend any security or make any other loan if, as a result, more than one-third of a Fund’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

(4)  Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

(5)  Borrow money except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund’s total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps, repurchase transactions (including reverse repurchase agreements), or forward transactions. A Fund may not issue “senior securities” in contravention of the 1940 Act.

(6)  Invest directly in real estate or interests in real estate; however, a Fund may own debt or equity securities issued by companies engaged in those businesses.

As a fundamental policy, a Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Fund.

The Board of Trustees (“Trustees”) has adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

(1)  If a Fund is an underlying fund in a fund of funds, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) of the 1940 Act and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) of the 1940 Act.

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(2)  A Fund may sell securities short if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, a Fund may engage in short sales other than against the box, which involve selling a security that the Fund borrows and does not own. The Trustees may impose limits on a Fund’s investments in short sales, as described in the Fund’s Prospectus. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.

(3)  The Funds do not intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

(4)  A Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund’s NAV, provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

(5)  A Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

(6)  The Funds may not invest in companies for the purpose of exercising control of management.

Under the terms of an exemptive order received from the Securities and Exchange Commission (“SEC”), a Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. Each Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Each Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs, and interfund loans are subject to the risk that the borrowing Fund may be unable to repay the loan when due. While it is expected that a Fund may borrow money through the program to satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may elect to not participate in the program during times of market uncertainty or distress or for other reasons.

For purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

For purposes of the Funds’ fundamental policy related to investments in real estate, the policy does not prohibit the purchase of securities directly or indirectly secured by real estate or interests therein, or issued by entities that invest in real estate or interests therein, such as, but not limited to, corporations, partnerships, real estate investment trusts (“REITs”), and other REIT-like entities, such as foreign entities that have REIT characteristics.

Except for the Funds’ policies with respect to investments in illiquid investments and borrowing, the percentage limitations included in these policies and elsewhere in this SAI and/or the Funds’ Prospectuses normally apply only at the time of initial purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities and may continue to purchase such securities in order to track the Underlying Index.

For purposes of each Fund’s policies on investing in particular industries, each Fund relies primarily on industry or industry group classifications under the Global Industry Classification Standard (“GICS”) developed by MSCI. To the extent that the above classifications are so broad that the primary economic characteristics in a single class are materially different, a Fund may further classify issuers in accordance with industry classifications consistent with relevant SEC staff interpretations. The Funds may change any source used for determining industry classifications without prior shareholder notice or approval.

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INVESTMENT STRATEGIES AND RISKS

Each Fund seeks investment results that correspond generally, before fees and expenses, to the performance of its respective Underlying Index. A discussion of the risks associated with an investment in each Fund is contained in each Fund’s Prospectus under the headings “Principal Investment Risks” and “Risks of the Fund.” The discussion below supplements, and should be read in conjunction with, such sections of each Fund’s Prospectus.

General Considerations and Risks

Investment in a Fund should be made with an understanding that the value of the portfolio of securities held by the Fund may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

Each Fund is not actively managed by traditional methods and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the portfolio securities held by the Fund unless the securities of such issuer are removed from the Underlying Index.

An investment in a Fund should also be made with an understanding that a Fund will not be able to replicate exactly the performance of the Underlying Index because the total return generated by its portfolio securities will be reduced by transaction costs incurred in adjusting the actual balance of such securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of the Underlying Index. It is also possible that for short periods of time, a Fund may not fully replicate the performance of the Underlying Index due to the temporary unavailability of certain Underlying Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because a Fund is required to correct such imbalances by means of adjusting the composition of its portfolio securities.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

The principal trading market for some of the securities in an index may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

Diversification

Funds are classified as either “diversified” or “nondiversified.” Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act is not subject to the same restrictions and therefore has the ability to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a fund. Each Fund is classified as non-diversified.

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Cybersecurity

With the increased use of the Internet to conduct business, the Funds are susceptible to operational and information security risks. In general cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Funds’ operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Funds’ website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.

Cyber security failures or breaches by the Funds’ third party service providers (including, but not limited to, Janus Capital, custodians, transfer agents, and financial intermediaries), or the subadvisers (if applicable) may cause disruptions and impact the service providers’ and the Funds’ business operations, potentially resulting in financial losses, the inability of fund shareholders to transact business and the Funds to process transactions, inability to calculate a Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds may incur incremental costs to prevent cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While Janus Capital has established business continuity plans and risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cyber-attack tactics. As such, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Funds cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Equity Securities

The Funds may invest in equity securities, which include, but are not limited to, common and preferred stocks and securities convertible or exchangeable into common stock.

Common Stock.  Common stock represents a proportionate share of the ownership of a company. Common stocks sometimes are divided into several classes, with each class having different voting rights, dividend rights, or other differences in their rights and priorities. The value of a stock is based on the market’s assessment of the current and future success of a company’s business, any income paid to stockholders, the value of the company’s assets, and general market conditions. The value of a stock may also be adversely affected by other factors such as accounting irregularities, actual or perceived weaknesses in corporate governance practices of a company’s board or management, and changes in company management. Common stock values can fluctuate dramatically over short periods.

Preferred Stock.  A preferred stock represents an ownership interest in a company, but pays dividends at a specific rate and has priority over common stock in payment of dividends and liquidation claims. Preferred stock dividends are generally cumulative, noncumulative, or participating. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. Like debt securities, the value of a preferred stock often fluctuates more in response to changes in interest rates and the creditworthiness of the issuer, rather than in response to changes in the issuer’s profitability and business prospects. Preferred stock is subject to similar risks as common stock and debt securities.

Convertible Securities.  A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security, such as a “convertible preferred stock,” provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. Like a common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. As with a fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

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Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.

A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Foreign Securities

Each Fund may invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities may include, but are not necessarily limited to, corporate debt securities of foreign issuers, preferred or preference stock of foreign issuers, certain foreign bank obligations, and U.S. dollar or foreign currency-denominated obligations of foreign governments or supranational entities or their subdivisions, agencies, and instrumentalities. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because a Fund’s performance may depend on factors other than the performance of a particular company. These factors include:

Currency Risk.  As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

Political and Economic Risk.  Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of a Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Regulatory Risk.  There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

Foreign Market Risk.  Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for a Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on a Fund. Such factors may hinder a Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.

Geographic Investment Risk.  To the extent a Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on a Fund’s performance.

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Risk of Investing in Hong Kong.  Investments in Hong Kong issuers may subject the Funds to legal, regulatory, political, currency, security, and economic risk specific to Hong Kong. China is Hong Kong’s largest trading partner, both in terms of exports and imports. Any changes in the Chinese economy, trade regulations or currency exchange rates, or a tightening of China’s control over Hong Kong, may have an adverse impact on Hong Kong’s economy.

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Risk of Investing in Japan.  The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the Funds.

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Risk of Investing in Australia.  Investments in Australian issuers may subject the Funds to regulatory, political, currency, security, and economic risk specific to Australia. The Australian economy is heavily dependent on exports from the energy, agricultural and mining sectors. This makes the Australian economy susceptible to fluctuations in the commodity markets. Australia is also dependent on trading with key trading partners.

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Risk of Investing in Europe.  Investments in European issuers may subject the Funds to regulatory, political, currency, security, and economic risk specific to one or more countries in Europe or the region as a whole. Adverse economic and political events in Europe may cause a Fund’s investments to decline in value. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. A Fund may make investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the European Union (the “EU”) that are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets have experienced volatility and adverse trends in recent years and these events have adversely affected the exchange rate of the euro and may continue to significantly affect other European countries.

Transaction Costs.  Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Emerging Markets.  Within the parameters of its specific investment policies, each Fund may invest its assets in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets IndexSM. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries as previously discussed under “Foreign Securities.” The prices of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Fund’s investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have been, and may continue to be, adversely impacted by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they do business.

The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. Further, a Fund’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in

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illiquid securities. The Funds may be subject to emerging markets risk to the extent that they invest in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

Eurozone Risk.  A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU.

Certain countries in the EU, particularly Greece, Ireland, and Portugal, have had to accept assistance from supra governmental agencies such as the International Monetary Fund and the European Financial Service Facility. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

On June 23, 2016, the United Kingdom voted via referendum to leave the EU, which immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. On March 29, 2017, the United Kingdom invoked a treaty provision that sets out the basics of a withdrawal from the EU and provides that negotiations must be completed within two years, unless all EU member states agree on an extension. There remains considerable uncertainty relating to the circumstances and potential consequences of an exit, the outcome of negotiations for the withdrawal and the terms of new trade agreements, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU, which may increase market volatility across the global economy. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Among other things, these developments have adversely affected the value and exchange rate of the pound and the euro and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Loans of Portfolio Securities

Each Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of a Fund. These loans cannot exceed one-third of a Fund’s total assets.

Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust’s Board, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the applicable Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a “mark-to-market” basis); (b) the loan be made subject to termination by a Fund at any time; and (c) a Fund receives reasonable interest on the loan. From time to time, a Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with a Fund and that is acting as a finder.

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Illiquid Investments

Each Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid Investments, which include securities that are purchased in private placements, are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Illiquid investments generally include investments for which no market exists or which are legally restricted as to their transfer (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws). To the extent it is determined that there is a liquid institutional or other market for certain restricted securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by a Fund the Fund would consider them to be liquid securities. The following factors, among others, may be taken into account in determining whether a restricted security is properly considered a liquid security: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, a Fund will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization (“NRSRO”). Investments in Rule 144A Securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing or other relevant factors or changes affecting the security. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not considered restricted by a Fund if traded in that market. Such securities will be treated as “restricted” if traded in the United States because foreign securities are not registered for sale under the Securities Act of 1933, as amended (the “1933 Act”).

If illiquid investments that are assets exceed 15% of a Fund’s net assets, the Fund will take steps to reduce its holdings of such illiquid investments to or below 15% of its net assets within a reasonable period of time, will notify the Trustees of its plan to reduce holdings of such illiquid investments and will make the required filings in accordance with Rule 22e-4 under the 1940 Act. Because illiquid investments may not be readily marketable, the portfolio manager may not be able to dispose of them in a timely manner. As a result, a Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of a Fund to decline.

Segregation of Assets

Consistent with SEC staff guidance, financial instruments that involve a Fund’s obligation to make future payments to third parties will not be viewed as creating any senior security provided that a Fund covers its obligations as described below. Those financial instruments include, among others: (i) securities sold short; (ii) securities issued on a when-issued, delayed delivery, or forward commitment basis; (iii) reverse repurchase agreements; (iv) mortgage dollar rolls; (v) futures contracts; (vi) forward currency contracts; (vii) swap agreements; (viii) written options; and (ix) unfunded commitments.

Consistent with SEC staff guidance, a Fund will consider its obligations involving such a financial instrument as “covered” when a Fund (a) maintains an offsetting financial position, or (b) segregates or “earmarks” liquid assets (constituting cash, cash equivalents, or other liquid portfolio securities) equal to a Fund’s exposures relating to the financial instrument, as determined on a daily basis. Janus Capital maintains compliance policies and procedures that govern the kinds of transactions that may be deemed to be offsetting financial positions for purposes of (a) above, and the amount of liquid assets that would otherwise need to be segregated or earmarked for purposes of (b) above (the “Segregation and Collateral Procedures”).

The Segregation and Collateral Procedures provide, consistent with current SEC staff positions, that for forward currency contracts and swap agreements that require cash settlement, as well as swap agreements that call for periodic netting between a Fund and its counterparty, the required coverage amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forward currency contracts, and swap agreements, a Fund must segregate or earmark a larger amount of assets to cover its obligations. For example, when a Fund writes/sells credit default swaps or options, it must segregate liquid assets equal to the notional amount of the swap or option.

For purposes of calculating the amount of liquid assets that must be segregated or earmarked for a particular transaction, a Fund may deduct any initial and variation margin deposited with the relevant broker, but in the case of securities sold short, may not deduct the amount of any short sale proceeds. When a Fund sells securities short, the proceeds of the short sale are retained by

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the broker, to the extent necessary to meet margin requirements, until the position is closed out. If the lending broker requires a Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets a Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. A Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by a Fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to a Fund’s borrowing restrictions. This requirement to segregate assets places an upper limit on a Fund’s ability to leverage its investments and the related risk of losses from leveraging. A Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

As a general matter, liquid assets segregated or earmarked as cover for one position may not simultaneously be counted as cover for another position. However, in the case of a straddle where the exercise price of the call option and put option are the same, or the exercise price of the call option is higher than that of the put option, a Fund may segregate or earmark the same liquid assets for both the call and put options. In such cases, a Fund expects to segregate or earmark liquid assets equivalent to the amount, if any, by which the put option is “in the money.”

In order to comply with the Segregation and Collateral Procedures, a Fund may need to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for a Fund to be able to segregate or earmark the required amount of assets. If segregated assets decline in value, a Fund will need to segregate or earmark additional assets or reduce its position in the financial instruments. In addition, segregated or earmarked assets may not be available to satisfy redemptions or for other purposes, until a Fund’s obligations under the financial instruments have been satisfied. A Fund may not be able to promptly liquidate an unfavorable position and potentially could be required to continue to hold a position until the delivery date, regardless of changes in its value. Because a Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the position remains open, a Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.

A Fund’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Segregation and Collateral Procedures require a Fund to segregate or earmark. Notwithstanding the foregoing, Janus Capital reserves the right to modify its Segregation and Collateral Procedures in the future in its discretion, consistent with the 1940 Act and SEC or SEC staff guidance.

Money Market Instruments

Each Fund may invest a portion of their assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which each Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by Standard & Poor’s or, if unrated, of comparable quality as determined by Janus Capital; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Investment Company Securities

The Funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Fund from acquiring: (i) more than 3% of another investment company’s voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund’s total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund’s total assets (the “Section 12(d)(1) Limits”). In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The Funds may invest their cash holdings in affiliated or

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non-affiliated money market funds as part of a cash sweep program. The Funds may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order. To the extent the Funds invest in money market funds or other funds, the Funds will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, to the extent that Janus Capital serves as the investment adviser to underlying funds or investment vehicles in which a Fund may invest, Janus Capital may have conflicting interests in fulfilling its fiduciary duties to both the Funds and the underlying funds or investment vehicles.

Investment companies may include index-based investments such as exchange-traded funds, which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Some ETFs have obtained exemptive orders permitting other investment companies, such as the Funds, to acquire their securities in excess of the limits of Section 12(d)(1) the 1940 Act. The Funds may rely on this relief to invest in these ETFs in excess of the Section 12(d)(1) Limits. In addition, the Funds may invest in other investment companies in excess of the Section 12(d)(1) Limits in accordance with the provisions of Sections 12(d)(1)(F) or (G) of the 1940 Act, which provide certain exemptions from the Section 12(d)(1) Limits.

The Funds may invest in other exchange-traded funds, which are typically open-end investment companies that are traded on a national securities exchange. ETFs typically incur fees, such as investment advisory fees and other operating expenses that are separate from those of a Fund, which will be indirectly paid by the Fund. As a result, the cost of investing in a Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. Since ETFs are traded on an exchange at market prices that may vary from the net asset value of their underlying investments, there may be times when ETFs trade at a premium or discount. Similarly, because the value of ETF shares depends on the demand in the market, a Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. The ETFs in which a Fund invests are subject to specific risks, depending on the investment strategy of the ETF. In turn, a Fund will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because the Funds may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodities risk.

Each Fund has obtained exemptive relief from the SEC permitting the Fund to sell, and other investment companies to acquire, shares in the Fund in excess of the limits imposed by Section 12(d)(1) of the 1940 Act. This exemptive relief is conditioned, among other things, on a Fund refraining from acquiring securities of an investment company, or certain private investment pools, in excess of the Section 12(d)(1) Limits. Consequently, if a Fund sells its shares to other investment companies in accordance with its exemptive relief, it will refrain from purchasing shares of ETFs, other registered investment companies, or private investment pools in excess of the limits imposed by Section 12(d)(1). Additionally, each Fund is permitted to invest in other registered investment companies beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in another exemptive order that the SEC has issued to Janus Capital and open-end investment companies advised by Janus Capital. If a Fund relies on this exemptive relief, however, other investment companies may not invest in the Fund beyond the statutory provisions of Section 12(d)(1). Notwithstanding these limitations, a Fund may still invest in other investment companies in excess of the Section 12(d)(1) Limits in order to engage in certain short-term cash management activities or to invest in a master fund pursuant to a Fund’s non-fundamental investment policy that permits the Fund to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Fund.

Depositary Receipts

The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered

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form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, regulatory risk, market risk, and geographic investment risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in each Fund’s Prospectus.

Real Estate Investment Trusts (“REITs”)

Within the parameters of its specific investment policies, each Fund may invest in REITs. The Long-Term Care ETF may have substantial exposure to REITs, based on the composition of its Underlying Index at any given time. REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, a Fund may gain exposure to the real estate sector by investing in common, preferred and convertible securities of issuers in real estate-related industries. Investments in REITs and real estate-linked investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Senior Securities

In general, the Funds may not issue any class of senior security, except within the limitations of the 1940 Act. These limitations allow a Fund to (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% (the “Asset Coverage Requirement”) for all Fund borrowings, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts, and reverse repurchase agreements, provided that a Fund earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

Futures and Options

The Funds may utilize exchange-traded futures and options contracts in order to manage uninvested cash and/or provide equity exposure for the Funds without having to purchase an underlying security.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or

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custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

The Funds may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in the Underlying Index. Under such circumstances, Janus Capital may seek to utilize other instruments that it believes to be correlated to the Underlying Index components or a subset of the components.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

The Funds may purchase and write put and call options on futures contracts that are traded on a U.S. exchange in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts

The Funds do not currently intend to, but may in the future, file a claim for exemption with the Commodity Futures Trading Commission (“CFTC”) on behalf of the Funds, so that neither the Funds nor the Trust are deemed to be a “commodity pool” or “commodity pool operator” (“CPO”), respectively, under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. Janus Capital is not deemed to be a “commodity trading advisor” with respect to its services as an investment adviser to a Fund. In February 2012, however, the CFTC adopted certain regulatory changes that will subject the adviser of an investment company to registration with the CFTC as a CPO if the investment company is unable to comply with certain trading and marketing limitations.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that Janus Capital were required to register as a CPO with respect to a Fund, the disclosure and operations of the Fund would

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need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop.

Swaps

The Funds may utilize swap agreements including, but not limited to, equity swaps, credit default swaps, interest rate and currency swaps, total return swaps, and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, provided Janus Capital believes such use will assist a Fund in tracking its Underlying Index. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a Fund. If there is a default by the other party to such a transaction, the Fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that a Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the over-the-counter market. A Fund normally will not enter into any total return, equity, or interest rate swap transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital’s guidelines may be adjusted in accordance with market conditions. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by a nationally recognized statistical rating organization (“NRSRO”) will meet Janus Capital’s guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.

Significant Market Events.  Economic downturns can prompt various economic, legal, budgetary, tax, and regulatory reforms across the globe. The 2008 financial crisis in both the U.S. and global economies resulted, in significant declines in value and liquidity worldwide across the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. The conclusion of this support, and/or failure of the measures put in place could negatively affect financial markets generally, as well as the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending.

The effect of these changes on the markets, and the practical implications for market participants, including the Funds, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The value of a Fund’s holdings is also generally subject to the risk of significant future local, national, or global economic disruptions or slowdowns in the markets in which a Fund invests. In the event of such an occurrence, the issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may require government assistance that is contingent on increased restrictions on their business operations or their government interventions. In addition, it is not certain that the U.S. government or foreign governments will intervene in response to a future market disruption and the effect of any such future intervention cannot be predicted.

Natural Disasters and Extreme Weather Conditions

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather

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conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Tax Risks

As with any investment, you should consider how your investment in shares of a Fund will be taxed. The tax information in the Prospectuses and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of a Fund. Refer to “Income Dividends, Capital Gain Distributions, and Tax Status” section of the SAI for additional information regarding Fund taxation.

INFORMATION ABOUT EACH UNDERLYING INDEX PROVIDER AND DISCLAIMERS

Each Fund will attempt to seek investment results that correspond generally, before fees and expenses, to the performance of its respective Underlying Index.

Solactive AG (“Solactive” or the “Index Provider”) is the Index Provider for each respective Underlying Index. Janus Capital has entered into a license agreement with Solactive to use each respective Underlying Index. Solactive AG is the licensor of certain trademarks, service marks, and trade names.

Neither Solactive nor any of its affiliates make any representation or warranty, express or implied, to the owners of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of a respective Underlying Index to track general market performance. Each Underlying Index is determined, composed, and calculated by Solactive without regard to Janus Capital or the respective Fund. Solactive has no obligation to take the needs of Janus Capital or the owners of a Fund into consideration in determining, composing, or calculating a respective Underlying Index. Solactive is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of a Fund to be issued or in the determination or calculation of the equation by which a Fund is to be converted into cash.

ALTHOUGH SOLACTIVE SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF EACH UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF AN UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO AN UNDERLYING INDEX OR DATA. SOLACTIVE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF A FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF AN UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. SOLACTIVE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the respective Underlying Indices or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by a Fund, owners of the shares of a Fund or any other person or entity from the use of an Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to each respective Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the respective Underlying Indices even if notified of the possibility of such damages.

Janus Capital and Janus Capital’s logo are service marks of Janus Capital. All other trademarks, service marks or registered trademarks are the property of their respective owners.

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PORTFOLIO TURNOVER

The portfolio turnover rate of a Fund is calculated by dividing the lesser of purchases or sales of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average of the value of the portfolio securities owned by the Fund during the year. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the fiscal year. A 100% portfolio turnover rate would occur, for example, if all of the securities held by a Fund were replaced once during the fiscal year. A Fund cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to turnover in the Fund’s Underlying Index, market conditions, changes in the size of a Fund, fluctuating volume of shareholder purchase and redemption orders and the nature of a Fund’s investments. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Fund performance. The following table summarizes the portfolio turnover rates for each of the Funds for the fiscal years ended October 31, 2018 and 2017.

Fund Name	Portfolio Turnover Rate for the Fiscal Year Ended October 31, 2018	Portfolio Turnover Rate for the Fiscal Year Ended October 31, 2017
The Long-Term Care ETF	38%	19%
The Obesity ETF	67%	44%
The Organics ETF	52%	86%

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

The Investment Company Holdings Disclosure Policies and Procedures adopted by the Funds’ Trustees are designed to ensure that a Fund’s portfolio holdings information is disclosed in a manner that (i) is consistent with applicable legal requirements and in the best interest of the Fund’s shareholders; (ii) does not put the interests of Janus Capital, ALPS Distributors, Inc., or any affiliated person of Janus Capital or ALPS Distributors, Inc., above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of Creation Units; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “entities” referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation members, subscribers to various fee-based subscription services, Authorized Participants, and other institutional market participants and entities that provide information for transactional services.

Disclosure of Portfolio Holdings in Accordance with SEC Exemptive Relief.  Each business day, a Fund’s portfolio holdings information is provided to ALPS Distributors, Inc. or other agent for dissemination through the facilities of the National Securities Clearing Corporation and/or other fee-based subscription services to National Securities Clearing Corporation members and/or subscribers to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects a Fund’s anticipated holdings on the following business day. In addition, on each business day before commencement of trading in shares on the Stock Exchange, a Fund will disclose on janushenderson.com/info the identities and quantities of each portfolio position held by the Fund that will form the basis for the Fund’s calculation of the NAV per share at the end of the business day.

Disclosure of Portfolio Holdings as Required by Applicable Law.  Each Fund is also required to disclose its complete holdings in the quarterly holdings report on Form N-Q (or any successor Form) within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be obtained by calling 1-800-SEC-0330 and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020.

Daily access to information concerning each Fund’s portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and in providing administrative, operational, risk management, or other

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support to portfolio management; and (ii) to other personnel of Janus Capital, ALPS Distributors, Inc. and its affiliates, and the administrator, custodian, and fund accountant who deal directly with, or assist in, functions related to investment management, distribution, administration, custody, securities lending, and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with federal securities laws and regulations thereunder.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to a Fund in the ordinary course of business after it has been disseminated to the National Securities Clearing Corporation. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to a Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital’s Chief Compliance Officer that a Fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. The Chief Compliance Officer reports to the Funds’ Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

Under extraordinary circumstances, Janus Capital’s Chief Compliance Officer or a designee has the authority to waive one or more provisions of, or make exceptions to, the Investment Company Holdings Disclosure Policies and Procedures when in the best interest of a Fund and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances.

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INVESTMENT ADVISER

INVESTMENT ADVISER – JANUS CAPITAL MANAGEMENT LLC

As stated in the Prospectuses, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is an indirect wholly-owned subsidiary of Janus Henderson Group plc (“JHG”). Janus Capital Group Inc., the direct parent of Janus Capital, completed a strategic combination with Henderson Group plc on May 30, 2017 to form JHG, doing business as Janus Henderson Investors.

The Funds’ Advisory Agreement is in effect for an initial term of two years and from year to year thereafter so long as such continuance is approved at least annually by the vote of a majority of the Funds’ Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Trustees”), and by either the Funds’ Trustees or the affirmative vote of a majority of the outstanding voting securities of each Fund. The Advisory Agreement: (i) may be terminated, without the payment of any penalty, by a Fund’s Trustees, or the vote of at least a majority of the outstanding voting securities of a Fund, or Janus Capital, on 60 days’ advance written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of that Fund.

The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds’ investments, provide office space for the Funds, and certain other advisory-related services. Pursuant to the Advisory Agreement, under the unitary fee structure, each Fund pays Janus Capital a “Management Fee” in return for providing certain investment advisory, supervisory, and administrative services to the Funds. The fee structure is designed to pay substantially all of the Funds’ expenses. However, each Fund bears other expenses which are not covered under the Management Fee, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses.

Janus Capital has received an exemptive order from the SEC that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).

Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and reallocate a Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that a Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have responsibility to oversee such subadviser to a Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for a Fund. The order also permits a Fund to disclose subadvisers’ fees only in the aggregate. In the event that Janus Capital hires a subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.

The Trustees and the initial shareholder of each Fund have approved the use of a manager-of-managers structure for each Fund.

Janus Capital also provides certain administration services necessary for the operation of each Fund, including, but not limited to, blue sky registration and monitoring services, and preparation of prospectuses.

You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, or by contacting a Janus representative at 1-800-668-0434. The reports are also available, free of charge, at janushenderson.com/info.

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The Funds pay a monthly management fee to Janus Capital for its services. From commencement of operations on June 8, 2016, through October 31, 2018, the fee was based on the average daily net assets of each Fund and was calculated at the following annual rate:

Fund Name	Average Daily Net Assets of the Fund	Contractual Management Fees (%) (annual rate)
The Long-Term Care ETF	All asset levels	0.50
The Obesity ETF	All asset levels	0.50
The Organics ETF	All asset levels	0.50

Effective November 1, 2018, each Fund implemented a new management fee rate schedule, as shown in the table below (expressed as an annual rate). The fee is based on each Fund’s daily net assets.

Fund Name	Daily Net Assets of the Fund	Contractual Management Fees (%) (annual rate)
The Long-Term Care ETF	$0-$500 million	0.35
	Next $500 million	0.28
	Over $1 billion	0.20
The Obesity ETF	$0-$500 million	0.35
	Next $500 million	0.28
	Over $1 billion	0.20
The Organics ETF	$0-$500 million	0.35
	Next $500 million	0.28
	Over $1 billion	0.20

The following table summarizes the management fees paid by each Fund for the fiscal years ended October 31, 2018 and 2017, and the period from commencement of operations on June 8, 2016 through October 31, 2016.

Fund Name	For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2017	For the Period June 8, 2016 through October 31, 2016
The Long-Term Care ETF	$48,510	$35,221	$4,112
The Obesity ETF	$28,972	$12,714	$3,910
The Organics ETF	$64,961	$26,569	$3,918

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

From their own assets, Janus Capital or its affiliates pay selected brokerage firms or other financial intermediaries for making certain funds available to their clients or otherwise distributing, promoting or marketing the funds. Janus Capital or its affiliates make payments to one or more intermediaries for information about transactions and holdings in a fund, such as the amount of fund shares purchased, sold or held through the intermediary and or its salespersons, the intermediary platform(s) on which shares are transacted and other information related to a fund. Payments made to intermediaries may eliminate or reduce trading commissions that the intermediary would otherwise charge its customers or its salespersons in connection with the purchase or sale of certain funds. Payment by Janus Capital or its affiliates to eliminate or reduce a trading commission creates an incentive for salespersons of the intermediary to sell the Janus Henderson funds over other funds for which a commission would be charged. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different intermediaries. Janus Capital may determine to make payments based on any number of factors or metrics. For example, Janus Capital may make payments at year-end and/or other intervals in a fixed amount, an amount based upon an intermediary’s services at defined levels, an amount based upon the total assets represented by funds subject to arrangements with the intermediary, or an amount based on the intermediary’s net sales of one or more funds in a year or other period, any of

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which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. Other factors may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, disposition and retention rates of assets held through the intermediary, the willingness to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings may differ from one intermediary to another and may change from time to time. As of the date of this SAI, Janus Capital and its affiliates have agreements with E-Trade Securities LLC and Morgan Stanley Smith Barney LLC to make payments out of their own assets related to the acquisition or retention of certain Janus Henderson ETFs. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.

With respect to non-exchange-traded Janus Henderson funds, Janus Capital or its affiliates may pay fees, from their own assets, to selected brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries that sell the Janus Henderson funds for distribution, marketing, promotional, or related services, and/or for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services. Shareholders investing through an intermediary should consider whether such arrangements exist when evaluating any recommendations from an intermediary.

In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Janus Henderson funds. Janus Capital or its affiliates may also pay intermediaries for the development of technology platforms and reporting systems. Janus Capital or its affiliates may make payments to participate in intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other funds (or non-investment company investments), with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of a Fund. Please contact your financial intermediary or plan sponsor for details on such arrangements.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

Janus Capital acts as adviser to a number of mutual funds and exchange-traded funds. In addition, it acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital

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may also manage its own proprietary accounts, as well as other pooled investment vehicles, such as hedge funds. Janus Capital has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. As such, investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts’ ability to participate in volume transactions may produce better executions and prices for the accounts.

With respect to allocations of initial public offerings of equity securities or syndicate offerings of bonds (each a “Primary Offering”), under Primary Offering allocation procedures adopted by Janus Capital, an account may participate in a Primary Offering if the portfolio managers believe the Primary Offering is an appropriate investment based on the account’s investment restrictions, risk profile, asset composition, and/or cash levels. For equity securities, these Primary Offering allocation procedures generally require that all shares purchased in a Primary Offering be allocated to all participating accounts based upon a portfolio manager’s initial indication of interest (i.e., his or her desired number of shares or the aggregate amount to be invested). For syndicated bond offerings, the Primary Offering procedures generally require that all bonds purchased be allocated on a pro rata basis to all participating accounts within the same investment strategy (as opposed to pro rata across all participating accounts). To the extent a fund, such as a new fund, has only affiliated shareholders, such as a portfolio manager or an adviser, and the fund participates in a Primary Offering, those shareholders may be perceived as receiving a benefit and, as a result, may have a conflict with management of the fund.

Janus Capital is permitted to adjust its allocation procedures to address fractional shares, odd lots, or minimum issue sizes. In certain circumstances, and subject to its allocation procedures, Janus Capital may deviate from a pro-rata allocation to account for allocation sizes that are deemed, by the portfolio managers, to be de minimis to certain eligible accounts or to address situations specific to individual accounts (e.g., cash limitations, position weightings, etc.). Participation in Primary Offerings may impact performance. In particular, the allocation of securities may have the unintended consequence of having a greater impact (positive or negative) on the performance of one or more accounts compared to other accounts.

Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.

Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described. In addition, procedures prohibit a portfolio manager from executing a short sale on a security held long in any other portfolio that he or she manages but is not held long in the account in which the portfolio manager is placing the short. Note this does not prohibit shorting against the box. The procedures also require approvals of Janus Capital senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus Henderson funds and accounts.

Each Fund and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Pursuant to the provisions of the 1940 Act, each Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of each Fund may be used to purchase shares of affiliated or non- affiliated

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money market funds or cash management pooled investment vehicles. All funds are eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. In addition, Janus Capital receives an investment advisory fee for managing the cash management vehicle used for its securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective portfolio managers. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

ALPS Distributors, Inc.’s Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Trustees have approved a Code of Ethics adopted by ALPS Distributors, Inc. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Code of Ethics applies to the personal investing activities of ALPS Distributors, Inc. (“Access Persons”). Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Code of Ethics, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Code of Ethics permits personnel subject to the Code to invest in securities subject to certain limitations, including securities that may be purchased or held by a Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Code of Ethics is on file with the SEC, and is available to the public.

Janus Capital Personal Code of Ethics

Janus Capital currently has in place the Personal Code of Ethics, which is comprised of the Personal Account Dealing Policy, the Gift and Entertainment Received Policy, the Outside Business Activities Policy, and the Political Activities Policy. The Personal Code of Ethics is designed to ensure Janus Capital personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Personal Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) refrain from using any material nonpublic information in securities trading. The Personal Code of Ethics is on file with and available from the SEC through the SEC website at http://www.sec.gov.

Under the Personal Account Dealing Policy, all Janus Capital personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Personal Account Dealing Policy. All personnel of Janus Capital and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Personal Account Dealing Policy.

In addition to the pre-clearance requirement described above, the Personal Account Dealing Policy subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Personal Account Dealing Policy and under certain circumstances Janus Capital personnel may be required to forfeit profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES

Each Fund’s Trustees have delegated to Janus Capital the authority to vote all proxies relating to such Fund’s portfolio securities in accordance with Janus Capital’s own policies and procedures. A summary of Janus Capital’s policies and procedures is available without charge: (i) upon request, by calling 1-800-525-0020; (ii) on the Funds’ website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

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A complete copy of Janus Capital’s proxy voting policies and procedures, including specific guidelines, is available at janushenderson.com/proxyvoting.

Each Fund’s proxy voting record for the one-year period ending each June 30th is available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s through the SEC website at http://www.sec.gov.

JANUS CAPITAL MANAGEMENT LLC PROXY VOTING SUMMARY FOR THE FUNDS

Janus Capital seeks to vote proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service, Institutional Shareholder Services Inc. (the “Proxy Voting Service”), subject to specific provisions in a client’s account documentation related to exception voting.

Proxy Voting Procedures

Janus Capital has adopted proxy voting procedures (the “Proxy Voting Procedures”) and developed proxy voting guidelines (the “Janus Guidelines”) that are intended to ensure that votes are cast in the best interest of clients and shareholders, including by mitigating any potential conflicts of interest.

The Janus Guidelines outline how Janus Capital generally votes proxies for securities held in the funds and accounts it manages. The Janus Guidelines, which include recommendations on most major corporate issues, are developed by the Janus Henderson Proxy Voting Committee (the “Proxy Voting Committee”) in consultation with Janus Capital’s portfolio managers. The Proxy Voting Committee is composed of representatives from the Office of the Treasurer, Denver Operations Control, the Governance and Responsible Investing Team, and Compliance and one or more portfolio management representatives; and assisted by non-voting members from the Legal group. The Proxy Voting Committee also engages the “Proxy Voting Service” to provide research and recommendations on policies and guidelines.

Although Janus Capital has created the Proxy Voting Committee to provide guidance on general proxy issues and engaged the Proxy Voting Service to provide research and recommendations on specific ones, Janus Capital’s portfolio managers are ultimately responsible for voting proxies. The Proxy Voting Procedures and Janus Guidelines identify votes where portfolio manager input is neither requested nor required along with votes where portfolio manager input is requested or required. The portfolio managers have elected to generally vote in accordance with the Janus Guidelines, in accordance with the Proxy Voting Service recommendation where portfolio manager input is required, or in accordance with the votes of another portfolio manager that also holds those securities if that other portfolio manager is better situated to make a determination on the particular proxy issue and instructs a vote contrary to the Janus Guidelines or to the Proxy Voting Service recommendation.

Certain Funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a Fund cannot vote the shares. The portfolio managers have discretion to pull back lent shares before proxy record dates and vote proxies if time permits.

The Proxy Voting Committee’s oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, the potential for conflicts of interest exists in instances where a portfolio manager has have discretion to vote differently than the Janus Guidelines. On a quarterly basis, the Proxy Voting Committee reviews records of any votes that were cast differently than the Janus Guidelines and the related rationales for such votes. Additionally, and in instances where a portfolio manager proposes to vote a proxy inconsistent with the Janus Guidelines and a potential conflict is identified, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager’s rationale is reasonable, the Proxy Voting Committee will refer the matter to the appropriate Chief Investment Officer(s) (or Director of Research in his/her absence) to determine how to vote.

Proxy Voting Policies

As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

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Board of Directors Issues

Janus Capital: (i) will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors; (ii) will generally vote in favor of proposals to increase the minimum number of independent directors; and (iii) will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

Auditor Issues

Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

Equity and Executive Compensation Issues

Janus Capital reviews equity compensation-related proposals on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify plan features and grant practices that demonstrate good stewardship of investors’ interests regarding executive compensation. Janus Capital will generally vote against plans if the estimated cost is above the allowable cap (an industry-specific, market cap-based amount calculated by the Proxy Voting Service) and/or plan features and grant practices are determined to be misaligned with maximizing shareholder value. Proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period) will generally be opposed. Janus Capital will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained (as determined by Janus Capital).

General Corporate Issues

Janus Capital: (i) will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers); (ii) will generally oppose proposals for different classes of stock with different voting rights; and (iii) will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers, unless such measures are designed primarily as a short-term means to protect a tax benefit or are structured in a way that give shareholders the ultimate decision on any proposal or offer, and are proposed in a transparent and independent fashion. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

Shareholder Proposals

If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital’s first priority is to act as a fiduciary in the best financial interests of its clients. Janus Capital recognizes that environmental, social, moral, or ethical issues present risks and opportunities that can have an impact on company financial performance. Janus Capital strives to balance these issues in a manner consistent with its fiduciary obligations. Janus Capital will generally vote with management on these matters unless it identifies areas of weakness or deficiency relative to peers and/or industry best practices or it feels that management has failed to adequately respond to shareholder concerns. In such instances Janus Capital will review these matters on a case-by-case basis, consistent with its fiduciary obligations to clients. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

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CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS

State Street Bank and Trust Company (“State Street” or the “Custodian”), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds and of an affiliated cash management pooled investment vehicle. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds’ securities and cash held outside the United States. The Funds’ Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund. State Street also serves as transfer agent for the shares of each Fund (“Transfer Agent”).

State Street also provides certain fund administration services to each Fund, including services related to the Funds’ accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an Agreement with Janus Capital, on behalf of each Fund. Janus Capital may cancel this Agreement at any time with 90 days’ notice. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of each Fund’s assets, with a minimum flat fee, per Fund, for certain services. Janus Capital serves as administrator to the Funds, providing oversight and coordination of the Funds’ service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator.

The following table summarizes the fees received by State Street for custodian, transfer agent and sub-administrative services for the fiscal years ended October 31, 2018 and 2017, and for the period of commencement of operations on June 8, 2016 through October 31, 2016 for each Fund.

Fund Name	Fiscal Year Ended October 31, 2018	Fiscal Year Ended October 31, 2017	Period of Commencement of Operations on June 8, 2016 through October 31, 2016
The Long-Term Care ETF	$113,021	$107,976	$27,187
The Obesity ETF	$111,835	$106,602	$26,901
The Organics ETF	$113,543	$108,366	$27,161

Pursuant to agreements with Janus Capital on behalf of the Funds, State Street Global Markets, an affiliate of State Street, may execute portfolio transactions for the Funds, including but not limited to, transactions in connection with cash in lieu transactions (as described under Fund Deposit) for non-US securities.

ALPS Distributors, Inc. (“ALPS” or the “Distributor”), 1290 Broadway, #1100, Denver, CO 80203-5603 is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). ALPS acts as the agent of the Funds in connection with the sale of their shares in all states in which such shares are registered and in which ALPS is qualified as a broker-dealer. Under the Distribution Agreement, ALPS offers Creation Units of each Fund’s shares on an ongoing basis.

Pursuant to an agreement with ALPS, Janus Distributors LLC (dba “Janus Henderson Distributors’’), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, and a member of FINRA, may provide marketing and promotional services on behalf of the Funds. Janus Henderson Distributors does not receive any compensation from the Funds or ALPS for such services.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Janus Capital places all portfolio transactions of the Funds. Janus Capital has a policy of seeking to obtain the “best execution” of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital may occasionally pay higher commissions for research services as described below. Each Fund may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers’ commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital’s knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to a Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. To constitute eligible “research services,” such services must qualify as “advice,” “analyses,” or “reports.” To determine that a service constitutes research services, Janus Capital must conclude that it reflects the “expression of reasoning or knowledge” relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible “brokerage services,” such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital’s own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer’s sale of Fund shares when choosing a broker-dealer to effect transactions.

“Cross trades,” in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the Funds’ Trustees have adopted compliance procedures that provide that any transactions between each Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus Henderson fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a Fund involved in a cross trade.

For the fiscal year ended October 31, 2018, the total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below.

Fund Name	Commissions	Transactions
The Long-Term Care ETF	$0	$0
The Obesity ETF	$0	$0
The Organics ETF	$0	$0

Janus Capital does not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital does, however, have internal procedures for allocating transactions in a manner consistent with its execution policies to brokers that it has identified as providing research, research-related products or services, or execution-related services of a particular benefit to its clients. Janus Capital has entered into client commission agreements (“CCAs”) with certain broker-dealers under which the broker-dealers may use a portion of their commissions to pay third parties or other broker-dealers that provide Janus Capital with research or brokerage services, as

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permitted under Section 28(e) of the Securities Exchange Act of 1934. CCAs allow Janus Capital to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third parties or other broker-dealers for research or brokerage services. All uses of CCAs by Janus Capital are subject to applicable law and their best execution obligations. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital, and such research may not necessarily be used by Janus Capital in connection with the same accounts that paid commissions to the broker providing such brokerage and research products and services. Such products and services may not always be used in connection with management of the Funds. Similarly, research and brokerage services paid for with commissions generated by equity trades may be used for fixed-income clients that normally do not pay brokerage commissions or other clients whose commissions are generally not used to obtain such research and brokerage services.

Janus Capital may also use step-out transactions in order to receive research products and related services. In a step-out transaction, Janus Capital directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but “step-out” all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the stepped-in portion. In a new issue designation, Janus Capital directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital directs that broker-dealer to designate a portion of the broker-dealer’s commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital’s receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital has an incentive to continue to engage in such transactions; however, Janus Capital only intends to utilize step-out transactions and new issue designations when it believes that doing so would not hinder best execution efforts.

When a Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital, better prices and executions will be achieved through the use of a broker.

Creation or redemption transactions, to the extent consisting of cash, may require a Fund to contemporaneously transact with broker-dealers for purchases of Deposit Securities (as defined under Fund Deposit) or sales of Fund Securities (as defined under Redemption of Creation Units), including any foreign exchange, as applicable. Such transactions with a particular broker-dealer may be conditioned upon the broker-dealer’s agreement to transact at guaranteed price levels in order to reduce transaction costs the Funds would otherwise incur as a consequence of settling creation or redemption baskets in cash rather than in-kind.

The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal years ended October 31, 2018 and 2017, and the period from commencement of operations on June 8, 2016 through October 31, 2016.

Fund Name	For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2017	For the Period June 8, 2016 through October 31, 2016
The Long-Term Care ETF	$2,267	$1,120	$111
The Obesity ETF	$2,729	$994	$600
The Organics ETF	$6,725	$3,848	$377

Brokerage commissions paid by a Fund may vary significantly from year to year because of portfolio turnover rates, varying market conditions, changes to investment strategies or processes, and other factors.

As of October 31, 2018, no Funds owned securities of their regular broker-dealers (or parents).

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SHARES OF THE TRUST

NET ASSET VALUE DETERMINATION

As stated in the Funds’ Prospectuses, the net asset value (“NAV”) of the shares of each Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV of each Fund is computed by dividing the net assets by the number of the Fund’s shares outstanding. Securities held by each Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). In determining NAV, equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. If applicable, equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis.

Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

Rule 12b-1 under the 1940 Act, as amended, (the “Rule”) provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted a Rule 12b-1 Distribution Plan (“Rule 12b-1 Plan”) pursuant to which a Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts. ALPS, as the Funds’ principal underwriter, and Janus Capital may have a direct or indirect financial interest in the Rule 12b-1 Plan or any related agreement. Pursuant to the Rule 12b-1 Plan, a Fund may pay a fee of up to 0.25% of the Fund’s average daily net assets. No Rule 12b-1 fee is currently being charged to the Funds.

The Rule 12b-1 Plan was approved by the Board, including a majority of the Independent Trustees of the Funds. In approving each Rule 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit each Fund and its shareholders.

The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so and the imposition of or increase in the 12b-1 fee is first approved by the Fund’s shareholders. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and sells shares of the Funds only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Participant Agreement (as defined below), on any Business Day (as defined below).

A “Business Day” with respect to each Fund is each day the Listing Exchange is open, which excludes weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence

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Day, Labor Day, Thanksgiving Day and Christmas Day. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day.

Fund Deposit

The consideration for purchase of Creation Units of each Fund generally consists of the in-kind deposit of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which will be applicable (subject to possible amendment or correction) to creation requests received in proper form. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund.

The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.

Janus Capital makes available through the NSCC on each Business Day prior to the opening of business on the Listing Exchange, the list of names and the required number or par value of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for each Fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of a Fund until such time as the next-announced Fund Deposit is made available.

The identity and number or par value of the Deposit Securities change pursuant to changes in the composition of the Funds’ portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by Janus Capital with a view to the investment objective of each Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting a Fund’s portfolio.

Each Fund reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through Depository Trust Company (“DTC”) or the Clearing Process (as discussed below). If permitted by applicable laws to offer Creation Units of a Fund in exchange for the Fund Deposit, the Funds also reserve the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which (i) the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities or other local laws or (ii) the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations. In the case of transactions involving “cash in lieu” amounts, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. If a purchase or redemption consists solely or partially of cash and the Fund places a brokerage transaction for portfolio securities with a third party broker, an Authorized Participant or its affiliated broker-dealer, the broker or the Authorized Participant (or an affiliated broker-dealer of the Authorized Participant) may be required, in its capacity as broker-dealer with respect to that transaction, to cover certain brokerage, tax, foreign exchange, execution, and market impact costs through a brokerage execution guarantee.

Procedures for Creating Creation Units

To be eligible to place orders with the Distributor and to create a Creation Unit of a Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an “Authorized Participant.” All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Role of the Authorized Participant

Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor. Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such

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Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through a non-Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor. The Distributor and Transfer Agent have adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor, Transfer Agent, and their agents in connection with creation and redemption transactions, as applicable.

Placement of Creation Orders

Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by the Custodian or a subcustodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of each Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of each Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the Custodian or subcustodian for such Central Depository Account generally before 2:00 p.m., Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the second business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian generally before 3:00 p.m., Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of each Fund. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor, provided that the relevant Fund Deposit has been received by each Fund prior to such time.

Purchase Orders

To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of a Fund, in proper form, by the Cutoff Time (as defined below). The Distributor or its agent will notify Janus Capital and the custodian of such order. The custodian will then provide such information to any appropriate subcustodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to a Fund, immediately available or same day funds estimated by a Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash

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Component. This deadline is likely to be significantly earlier than the Cutoff Time of a Fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

The Authorized Participant is responsible for any and all expenses and costs incurred by each Fund, including any applicable cash amounts, in connection with any purchase order.

Timing of Submission of Purchase Orders

An Authorized Participant must submit an irrevocable order to purchase shares of the Funds generally between 4:01 p.m. and 5:00 p.m., Eastern time on any Business Day in order to receive the next Business day’s NAV. Notwithstanding the foregoing, the Funds may, but are not required to permit orders after the Cutoff Time, as defined below. On days when the Listing Exchange closes earlier than normal, the Funds may require orders to create or redeem creation units to be placed earlier in the day. Creation Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Orders to create shares of a Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant foreign market are closed may be charged the maximum additional charge for creation unit transactions as set forth in this SAI to account for transaction cost incurred by the Funds. The Funds’ deadline specified above for the submission of purchase orders is referred to as the Funds’ “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor’s or its Transfer Agent’s proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance. However, to account for transaction costs otherwise incurred by a Fund, an Authorized Participant that submits an order to the Distributor outside of the window stated above, will be charged the maximum additional charge for Creation Unit transactions as set forth below in this SAI.

Acceptance of Orders for Creation Units

Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to a Fund are in place for payment of the Cash Component and any other cash amounts which may be due, a Fund will accept the order, subject to a Fund’s right (and the right of the Distributor and Janus Capital) to reject any order until acceptance, as set forth below.

Once a Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

Each Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of a Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of a Fund or Janus Capital, have an adverse effect on a Fund or the rights of beneficial owners; or (vii) circumstances outside the control of a Fund, the Distributor or its agent and Janus Capital make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Funds, Transfer Agent, subcustodian, and Distributor or their agents are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a Creation Unit

Except as provided herein, a Creation Unit will not be issued until the transfer of good title to a Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor or its agent and Janus Capital shall be notified of such delivery and a Fund will issue and cause the delivery of the Creation Unit. Creation Units for the Funds typically are issued on a “T+2 basis” (i.e., two

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Business Days after trade date). Further, as discussed in “Regular Holidays,” each Fund reserves the right to settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different Business Days after trade date). Further, as discussed in “Regular Holidays,” each Fund reserves the right to settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets, as applicable, of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security) and in certain other circumstances.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, a Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 105%, which percentage Janus Capital may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the Funds’ then-effective procedures. The only collateral that is acceptable to a Fund is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Funds’ current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit a Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to a Fund of purchasing such securities and the cash collateral.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, each Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by a Fund and such Fund’s determination shall be final and binding.

Costs Associated with Creation Transactions

A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee will be charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction. Authorized Participants will also bear the costs of transferring the Deposit Securities to a Fund. If a purchase or redemption consists solely or partially of cash, the Authorized Participant may be required to pay an additional transaction charge (up to the maximum amounts shown in the table below) to cover brokerage and certain other costs related to a creation or redemption transaction. Investors who use the services of a broker or other financial intermediary to acquire a Fund’s shares may be charged a fee for such services.

The following table shows, as of the date of this SAI, the approximate value of one Creation Unit, standard fees and maximum additional charges for creations and redemptions (as described above):

Fund Name	Approximate Value of a Creation Unit	Creation Unit Size**	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
The Long-Term Care ETF	$2,500,000	100,000	$500	2.00%	2.00%
The Obesity ETF	$2,500,000	100,000	$500	2.00%	2.00%
The Organics ETF	$2,500,000	100,000	$500	2.00%	2.00%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
**	Creation Units are a specified number of shares, at least 25,000, and generally multiples of 5,000 above 25,000. Janus Capital may modify the Creation Unit size with prior notification to the Fund’s Authorized Participants.

In addition to the transaction fees listed above, the Funds may charge an additional variable fee for non-standard order and creations and redemptions in whole or partial cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and Janus Capital’s view of current

33

market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by a Fund with respect to that transaction.

Fund Name	Variable Charge (as a percentage of the net asset value per Creation Unit)
The Long-Term Care ETF	0.00%
The Obesity ETF	0.02%
The Organics ETF	0.02%

Redemption of Creation Units

Shares of each Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Transfer Agent or its agent and only on a Business Day. Each Fund will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.

Each Fund generally redeems Creation Units in-kind. Please see the following discussion summarizing the in-kind method for further information on redeeming Creation Units of each Fund.

Janus Capital will make available through the NSCC, prior to the opening of business on the Listing Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash (the “Cash Amount,” as described below). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable in order to effect redemptions of Creation Units of a Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.

The redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).

The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security. The Trust also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which: (i) the delivery of a Fund Security to the Authorized Participant would be restricted under applicable securities or other local laws; or (ii) the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations.

The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. Each Fund generally redeems Creation Units in Fund Securities.

Cash Redemption Method

Although the Trust does not ordinarily permit partial or full cash redemptions of Creation Units of a Fund, when partial or full cash redemptions of Creation Units are available or specified they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.

Costs Associated with Redemption Transactions

A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on

34

the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction. Authorized Participants will also bear the costs of transferring the Fund Securities from a Fund to their account on their order. Investors who use the services of a broker or other financial intermediary to dispose of a Fund’s shares may be charged a fee for such services.

Placement of Redemption Orders

Redemption requests for Creation Units of the Funds must be submitted to the Transfer Agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of a Fund generally between 4:01 p.m. and 5:00 p.m., Eastern time on any Business Day, in order to receive the next Business day’s NAV. On days when the Listing Exchange closes earlier than normal, a Fund may require orders to redeem Creation Units to be placed earlier. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. However, to account for transaction costs otherwise incurred by a Fund, an Authorized Participant that submits an order to the Distributor outside of the window stated above, will be charged the maximum additional charge for Redemption Unit transactions as set forth above in this SAI.

The Authorized Participant must transmit the request for redemption in the form required by a Fund to the Transfer Agent or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Transfer Agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on the applicable Business Day, (ii) a request in form satisfactory to a Fund is received by the Transfer Agent or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by 10:00 a.m., Eastern time on the Business Day next following the day that the redemption request is to be effected, the redemption request may be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, the Transfer Agent or its agent shall notify a Fund of such redemption request. The tender of an investor’s shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.

Deliveries of redemption proceeds by a Fund generally will be made within two Business days (“T+2”). Further, as discussed in “Regular Holidays”, each Fund reserves the right to settle redemption transactions and deliver redemption proceeds on another basis to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive

35

dividends payable on the security sold) and in certain other circumstances. “Regular Holidays” identifies the instances, if any, where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, the Trust will make delivery of redemption proceeds within the number of days stated in “Regular Holidays” to be the maximum number of days necessary to deliver redemption proceeds.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, a Fund may in its discretion exercise the option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of a Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges specified above, to offset a Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and a Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that a Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.

Although the Trust does not ordinarily permit redemptions of Creation Units to be paid entirely in cash (except that, for the reasons as noted above, Creation Units of each Fund generally may be redeemed partially for cash), in the event that cash redemptions are permitted or required by the Trust, proceeds will be paid to the Authorized Participant redeeming shares as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in “Regular Holidays” in which more than seven calendar days would be needed).

To the extent contemplated by an Authorized Participant’s agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to a Fund, at or prior to 10:00 a.m., Eastern time on the Listing Exchange business day after the date of submission of such redemption request, the Transfer Agent or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105%, which percentage Janus Capital may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m., Eastern time on the day after the date of submission of such redemption request and shall be held by the Custodian and marked-to-market daily. The fees of the Custodian and any subcustodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits a Fund to acquire shares of the Fund at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Fund of purchasing such shares, plus the value of the Cash Amount, and the value of the cash collateral.

Because the portfolio securities of a Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase or sell shares of the Fund on the Listing Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Funds: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of a Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

Taxation on Creations and Redemptions of Creation Units

An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased (plus any cash received by the Authorized Participant as part of the issue) over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges

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Creation Units for Deposit Securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the Deposit Securities (plus any cash received by the Authorized Participant as part of the redemption). However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.

Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short- term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

Regular Holidays

For every occurrence of one or more intervening holidays in the applicable non-U.S. market or U.S. bond market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market or U.S. bond market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market or U.S. bond market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to the Funds during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Funds. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

In calendar year 2019, the dates of U.S. regular holidays affecting the relevant securities markets in which a Fund invests are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):

2019
January 1 January 15 February 19 March 30 May 28 July 4 September 3 November 22 December 25

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In the calendar year 2019 (the only year for which holidays are known at the time of this SAI filing), the dates of non-U.S. regular holidays affecting the relevant securities markets in which a Fund invests are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets). The table below may not include all foreign bank holidays, which may also delay the settlement period.

2019

Australia	Austria	Belgium	Brazil
January 1 January 28 March 4 March 11 April 19 April 22 April 23 April 25 May 6 May 27 June 3 June 10 August 5 September 30 October 7 November 5 December 24 December 25 December 26 December 31	January 1 April 19 April 22 May 1 December 25 December 26	January 1 April 19 April 22 May 1 December 24 December 25 December 26 December 31	January 1 April 19 April 22 May 1 December 25 December 26

Canada	Chile	China	Columbia
January 1 January 2 February 18 April 19 May 20 June 24 July 1 August 5 September 2 October 14 November 11 December 25 December 26	January 1 April 19 May 1 May 21 July 16 August 15 September 18 September 19 September 20 October 31 November 1 December 25 December 31	January 1 February 4 February 5 February 6 February 7 February 8 April 5 May 1 June 7 September 13 October 1 October 2 October 3 October 4 October 7	January 1 January 7 March 25 April 18 April 19 June 3 June 24 July 1 August 7 August 19 October 14 November 4 November 11 December 25

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Czech Republic	Denmark	Egypt	Finland
January 1 April 19 April 22 May 1 May 8 July 5 October 28 December 24 December 25 December 26	January 1 April 19 April 22 May 1 May 8 July 5 October 28 December 24 December 25 December 26	January 1 January 7 April 25 April 28 April 29 May 1 June 5 June 6 June 30 July 1 July 23 August 11 August 12 August 13 August 14 September 1 October 6 November 10	January 1 April 19 April 22 May 1 May 30 June 21 December 6 December 24 December 25 December 26 December 31

France	Germany	Greece	Hong Kong
January 1 March 19 March 22 May 1 December 25 December 26	January 1 April 19 April 22 May 1 December 25 December 26	January 1 March 11 March 25 April 19 April 22 April 26 April 29 May 1 June 17 August 15 October 28 December 24 December 25 December 26	January 1 February 4 February 5 February 6 April 5 April 19 April 22 May 1 May 13 June 7 July 1 September 25 October 1 October 7 December 24 December 25 December 26 December 31

Hungary	Indonesia	Ireland	Israel
January 1 March 15 April 19 April 22 May 1 June 10 August 19 August 20 October 23 November 1 December 24 December 25 December 26 December 27	January 1 February 5 March 7 April 3 April 19 May 1 June 3 June 4 June 5 June 6 June 7 December 24 December 25 December 31	January 1 March 17 April 19 April 22 May 6 June 3 August 5 October 28 December 25 December 26 December 27	March 21

April 21

April 22

April 23

April 24

April 25

May 8

May 9

June 9

August 11

September 29

September 30

October 1

October 8

October 9

October 13

October 14

October 15

October 16

October 17

October 20

October 21

The Israeli market is closed
every Friday.

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Italy	Japan	Malaysia	Mexico
January 1 April 19 April 22 May 1 August 15 December 24 December 25 December 26 December 31	January 1 January 2 January 3 January 14 February 11 March 21 April 29 May 3 May 6 July 15 August 12 September 16 September 23 October 14 November 4 December 31	January 1 January 21 February 1 February 5 February 6 May 1 May 20 May 22 June 4 June 5 June 6 August 12 September 2 September 9 September 16 October 28 December 25	January 1 February 4 March 14 April 18 April 19 May 1 September 16 November 18 December 12 December 25

Netherlands	New Zealand	Norway	Philippines
January 1 April 19 April 22 May 1 December 24 December 25 December 26 December 31	January 1 January 2 February 6 April 19 April 22 April 25 June 3 October 28 December 25 December 26	January 1 April 17 April 18 April 19 April 22 May 1 May 17 May 30 June 10 December 24 December 25 December 26 December 31	January 1 February 5 February 25 April 9 April 18 April 19 May 1 June 12 August 21 August 26 November 1 December 24 December 25 December 30 December 31

Poland	Portugal	Qatar	Singapore
January 1 January 6 April 21 April 22 May 1 May 3 June 9 June 20 August 15 November 1 November 11 December 25 December 26	January 1 April 19 April 22 May 1 December 24 December 25 December 26 December 31	January 1 February 12 March 3 June 4 June 5 June 6 August 11 August 12 August 13 December 18	January 1 February 5 February 6 April 19 May 1 May 20 June 5 August 9 August 12 October 28 December 25

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South Africa	South Korea	Spain	Sweden
January 1 March 21 April 19 April 22 May 1 June 17 August 9 September 24 December 16 December 25 December 26	January 1 February 4 February 5 February 6 March 1 May 1 May 6 June 6 August 15 September 12 September 13 October 3 October 9 December 25 December 31	January 1 April 19 April 22 May 1 December 24 December 25 December 26 December 31	January 1 April 18 April 19 April 22 April 30 May 1 May 29 May 30 June 6 June 21 November 1 December 24 December 25 December 26 December 31

Switzerland	Taiwan	Thailand	Turkey
January 1 January 2 April 19 April 22 May 1 May 30 June 10 August 1 December 24 December 25 December 26 December 31	January 1 January 31 February 1 February 4 February 5 February 6 February 7 February 8 February 28 March 1 April 4 April 5 May 1 June 7 September 13 October 10 October 11	January 1 January 2 March 1 April 6 April 13 April 16 May 1 May 29 July 27 July 30 August 13 October 15 October 23 December 5 December 10 December 31	January 1 February 19 April 8 April 15 April 16 May 1 May 20 July 16 July 29 August 12 October 14 October 23 December 5 December 10 December 31

United Arab Emirates	United Kingdom
January 1 April 3 June 5 June 6 August 11 August 12 August 13 August 14 September 1 November 10 December 2 December 3	January 1 April 19 April 22 May 6 May 27 August 26 December 24 December 25 December 26 December 31

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The longest redemption cycle for foreign funds is a function of the longest redemption cycle among the countries whose securities comprise the Fund. In the calendar year 2019 (the only year for which holidays are known at the time of this SAI filing), the dates of the regular holidays affecting the following securities markets present the worst-case (longest) redemption cycle* for foreign funds as follows:

Settlement Periods greater than Seven Days for Year 2019:

	Beginning of Settlement	Period End of Settlement	Number of Days in Settlement Period
Australia	4/18/2019 12/19/2019 12/20/2019 12/23/2019 12/27/2019 12/30/2019	4/26/2019 12/27/2019 12/30/2019 1/2/2020 1/3/2020 1/6/2020	8 8 10 10 7 7
Brazil	2/27/2019 2/28/2019 3/1/2019	3/7/2019 3/8/2019 3/11/2019	8 8 10
China	1/30/2019 1/31/2019 2/1/2019 9/26/2019 9/27/2019 9/30/2019	2/11/2009 2/12/2019 2/13/2019 10/8/2019 10/9/2019 10/10/2019	12 12 12 12 12 10
Denmark	12/19/2019 12/20/2019 12/23/2019	12/27/2019 12/30/2019 1/2/2020	8 10 10
Finland	12/19/2019 12/20/2019 12/23/2019	12/27/2019 12/30/2019 1/2/2020	10 8 10
Germany	12/19/2019 12/20/2019 12/23/2019	12/27/2019 12/30/2019 1/2/2020	8 10 10
Greece	12/19/2019 12/20/2019 12/23/2019	12/27/2019 12/30/2019 12/31/2019	8 10 8
Hong Kong	1/31/2019 2/1/2019 2/4/2019	2/8/2019 2/11/2019 2/12/2019	8 10 8
Hungary	12/20/2019 12/23/2019	12/30/2019 12/31/2019	10 8
Indonesia	5/29/2019 5/31/2019	6/10/2019 6/11/2019	12 11
Israel	2/1/2019 4/18/2019 10/7/2019 10/10/2019	2/11/2019 4/28/2019 10/15/2019 10/22/2019	10 10 8 12
Italy	12/19/2019 12/20/2019 12/23/2019	12/27/2019 12/30/2019 1/2/2020	8 10 10
Japan	12/26/2019 12/27/2019 12/30/2019	1/6/2020 1/7/2020 1/8/2020	11 11 9
Malaysia	1/29/2019 1/30/2019 1/31/2019 5/30/2049 5/31/2019 6/3/2019	2/7/2019 2/8/2019 2/11/2019 6/7/2019 6/10/2019 6/11/2019	9 9 11 8 10 8
New Zealand	4/18/2019	4/26/2019	8

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	Beginning of Settlement	Period End of Settlement	Number of Days in Settlement Period
Norway	4/15/2019 4/16/2019 12/19/2019 12/20/2019 12/23/2019	4/23/2019 4/24/2019 12/27/2019 12/30/2019 1/2/2020	8 8 8 10 10
Philippines	12/23/2019 12/26/2019 12/27/2019	1/2/2020 1/3/2020 1/6/2020	10 8 10
Poland	12/19/2019 12/20/2019 12/23/2019	12/27/2019 12/30/2019 1/2/2020	8 10 10
Qatar	5/30/2019 6/2/2019 6/3/2019 8/6/2019 8/7/2019 8/8/2019	6/9/2019 6/10/2019 6/11/2019 8/14/2019 8/15/2019 8/18/2019	10 8 8 8 8 10
South Africa	4/6/2019 4/12/2019 4/15/2019 4/16/2019 4/17/2019 4/18/2019 4/19/2019 12/19/2019 12/20/2019 12/23/2019 12/24/2019	4/12/2019 4/23/2019 4/24/2019 4/25/2019 4/26/2019 4/29/2019 4/29/2019 12/30/2019 12/31/2019 1/1/2020 1/2/2020	8 11 9 9 9 11 10 11 11 9 9
South Korea	1/30/2019 1/31/2019 2/1/2019	2/7/2019 2/8/2019 2/11/2019	8 8 10
Sweden	12/21/2018	1/2/2019	11
Switzerland	12/19/2019 12/20/2019 12/23/2019	12/27/2019 12/30/2019 1/2/2020	8 10 10
Taiwan	1/29/2019 1/30/2019	2/11/2019 2/12/2019	13 13
Turkey	5/31/2019 6/3/2019	6/10/2019 6/11/2019	10 8
United Arab Emirates	8/7/2019 8/8/2019	8/15/2019 8/18/2019	8 10

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

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SECURITIES LENDING

Certain funds may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions. Deutsche Bank AG (“Deutsche Bank”) acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement (“Lending Agreement”). In addition, The Bank of New York Mellon and JPMorgan Chase Bank may act as limited purpose subcustodians in connection with certain reverse repurchase transactions completed in connection with the Lending Agreement.

During the fiscal year, the securities lending services provided by Deutsche Bank included negotiating the terms of loans; monitoring approved borrowers; recalling and arranging the return of loaned securities to the Funds upon termination of the loan; marking to market loans; providing recordkeeping services; and reporting on the Funds’ securities lending activities. The following table summarizes the income and fees from securities lending activities for the fiscal year ended October 31, 2018 for the Funds.

		Fees and/or compensation for securities lending activities and related services:
	Gross income from securities lending activities	Fees paid to securities lending agent from revenue split	Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in revenue split	Aggregate fees and/or compensation for securities lending activities	Net income from securities lending activities
The Long-Term Care ETF	$2,182	$(126)	$(78)	$—	$—	$(529)	$—	$(732)	$1,450
The Obesity ETF	$32,653	$(2,569)	$(242)	$—	$—	$(303)	$—	$(3,114)	$29,539
The Organics ETF	$4,970	$(390)	$(20)	$—	$—	$(79)	$—	$(489)	$4,481

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INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAX STATUS

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.

Dividends from net investment income are normally declared and distributed to shareholders quarterly. It is a policy of each Fund to make distributions of any realized net capital gains at least annually. Any net capital gains realized during each fiscal year are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well.

Fund Taxation

Each Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund failed to qualify as a regulated investment company in any taxable year, such Fund may be subject to federal income tax on its taxable income at the applicable corporate income tax rate. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends-received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for “qualified dividend income.” In addition, a Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

Certain transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The Funds will monitor their transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible. In certain circumstances, a Fund may be required to accrue income on an investment prior to the receipt of the corresponding cash payments. However, the Funds must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. In certain cases, a Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies under the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed even though the Funds may not have received any income upon such an event.

Some foreign securities purchased by a Fund may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year and a Fund qualifies under Section 853 of the Internal Revenue Code, a Fund may elect to pass through such taxes to shareholders. If a Fund makes such an election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim either a foreign tax credit or deduction for such taxes, subject to certain limitations. If such election is not made by a Fund, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income.

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue

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Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, treasury regulations, and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character, and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes, or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.

Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, a Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Shareholder Taxation

Shareholders will be subject to federal income taxes on distributions made by a Fund whether received in cash or additional shares of the Fund. Distributions from a Fund’s net investment income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to shareholders as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. Distributions of a Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long shares of the Fund were held. Long-term capital gains are taxable to noncorporate investors at a maximum federal income tax rate of 20%. Dividends paid by a Fund may also qualify in part for the 50% dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Internal Revenue Code are satisfied. Generally, however, dividends received from most REITs and on stocks of foreign issuers are not eligible for the dividends-received deduction when distributed to the Funds’ corporate shareholders. Distributions from a Fund may also be subject to foreign, state, and local income taxes. Please consult a tax adviser regarding the tax consequences of Fund distributions and to determine whether you will need to file a tax return.

Under the 2017 legislation commonly known as the “Tax Cuts and Jobs Act”, “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. Proposed regulations issued by the IRS, on which the Fund can rely, enable the Fund to pass through the special character of “qualified REIT dividends” to a shareholder, provided both a Fund and a shareholder meet certain holding period requirements with respect to their shares.

No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

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Distributions declared by a Fund during October, November, or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. Each Fund will notify its shareholders each year of the amount and type of dividends and distributions it paid.

Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of a Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares of a Fund will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.

When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (“TIN”), certify that it is correct, and certify that he, she, or it is not subject to backup withholding. If a shareholder fails to provide a TIN or the proper tax certifications, a Fund is required to withhold 24% of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. A Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the U.S., are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by a Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Foreign Account Tax Compliance Act (“FATCA”).  Under the FATCA, a 30% withholding tax is imposed on income dividends made by a Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations recently issued by the IRS which can be relied on currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide a Fund with appropriate certifications or other documentation concerning its status under FATCA.

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TRUSTEES AND OFFICERS

The following are the Trustees and officers of the Trust together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Funds’ Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Funds’ Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Street Trust. As of the date of this SAI, collectively, the two registered investment companies consist of 10 series or funds. The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Funds.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange-Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Liffe U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).	10

Independent Trustee, Clough Funds Trust (investment company) (since 2015), Chairman, Clough Funds Trust (since 2017), Independent Trustee, Clough Dividend and Income Fund (closed-end fund) (since 2017), Independent Trustee, Clough Global Opportunities Fund (closed-end fund) (since 2017), Independent Trustee, Clough Global Equity Fund (closed- end fund) (since 2017), Independent Trustee, Elevation ETF Trust (investment company) (2016-2018), Chairman, Elevation ETF Trust (2016-2018), and Independent Trustee, Global X Funds (investment company) (since 2018).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal, Maureen Upton Ltd. (consulting services to developers of major infrastructure projects and investors) (since 2017). Formerly, Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (2015-2017) and Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	10	Director, Denver Metro Leadership Foundation (non-profit organization) (2012-2014).
Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, Bay Boston Capital LP (investment fund in finance companies, banks and bank holdings companies) (since 2015). Formerly, Management Advisor, BoxCast, Inc. (technology start-up company) (2014-2017) and Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013).	10	Director, State Farm Bank (banking) (since 2014).
Interested Trustee
Michael Drew Elder** 151 Detroit Street Denver, CO 80206 DOB: 1970	Trustee	8/15-Present	Co-Head of Global Distribution, Janus Henderson Investors (since 2018) and President, Janus Henderson Distributors (broker-dealer) (since 2014). Formerly, Head of U.S. Intermediary Distribution, Janus Capital Management LLC (2015-2018); Executive Vice President, Janus Capital Group Inc. (2015-2017); Senior Vice President, Janus Capital Management LLC (2007-2015), Janus Distributors LLC (2010-2014), and Janus Services LLC (2010-2015).	10	Director, Perkins Investment Management LLC (since 2014).

*	In addition to the Trust, which is comprised of seven series, each Trustee also serves as a trustee to the Clayton Street Trust, which is an affiliated registered investment company currently comprised of three portfolios.

**	Michael Drew Elder is an Interested Trustee because of his employment with Janus Henderson Investors.

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OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	Head of North America for Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present	Senior Vice President and Head of Compliance, North America for Janus Henderson Investors (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group and Janus Capital Management LLC (2005-2017).
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Vice President of Janus Henderson Investors.
Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Secretary and Chief Legal Counsel	7/18-Present	Vice President and Assistant General Counsel of Janus Henderson Investors (2017-present); Assistant Vice President and Senior Legal Counsel Janus Capital Management LLC (2012-2016).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

The Board’s Nominating and Governance Committee is responsible for identifying and recommending candidates for nomination or election by the Board based on a variety of diverse criteria. As part of the organizational meeting of the Board, the Board determined based on the totality of the information available regarding all of the board members, including the specific experience, qualifications, attributes or skills, as noted below, that each of the Trustees should serve as members of the Board of Trustees. In reaching these conclusions, the Board, in the exercise of its reasonable business judgment, evaluated each Trustee based on his or her specific experience, qualifications, attributes and/or skills on an individual basis and in combination with the other Trustees, none of which by itself was considered dispositive. Each member is listed below.

Michael Drew Elder:  Service as a senior executive of Janus Capital, president of Janus Distributors LLC, and experience with the financial services industry.

Maureen T. Upton:  Service as a consultant to global mining, energy and water resource industries, founder of sustainability consultancy, director of public affairs of a NYSE-listed mining corporation, and experience with the financial services industry.

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Clifford J. Weber:  Service as a senior executive of stock exchanges with responsibilities including exchange-traded fund and exchange-traded product issues, experience with the structure and operations of exchange-traded funds, experience with secondary market transactions involving exchange-traded funds, and service as a mutual fund independent director.

Jeffrey B. Weeden:  Service as a senior executive and CFO of NYSE-listed financial services companies, and as a director of a bank.

General Information Regarding the Board of Trustees and Leadership Structure

The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and each of the Funds on behalf of Fund shareholders. A majority of the Board is considered Independent of Janus Capital and the Distributor. The Board’s Chair is also an Independent Trustee and each Committee is comprised solely of Independent Trustees. The Board’s responsibilities include, but are not limited to, oversight of the Funds’ officers and service providers, including Janus Capital, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Funds’ service providers, including the investment management agreements with Janus Capital and distribution agreement with ALPS. The Trustees are also responsible for determining or changing each Fund’s investment objective(s), policies, and available investment techniques, as well as for overseeing the Funds’ Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee) and independent counsel, each of whom is selected by the Trustees. The Trustees also may engage specialists or consultants from time to time to assist them in fulfilling their responsibilities. The Trustees also meet regularly without representatives of Janus Capital or its affiliates present.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board will oversee the annual process by which the Board will consider for approval the renewal of the Funds’ investment advisory agreement with Janus Capital. Specific matters may be delegated to a committee, such as oversight of the Funds’ independent auditor, which has been delegated by the Board to its Audit and Pricing Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chair of the Board (“Board Chair”) is responsible for presiding at all meetings of the Board, and has other duties as may be assigned by the Trustees from time to time. The Board Chair also serves as the Board’s liaison to Janus Capital with respect to all matters related to the Funds that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) experience of the Chair with stock exchanges and exchange-traded funds; (2) the distribution model of the Funds, (3) that the Funds and Trust had not yet commenced operations as of the date of the Board’s formation, and (4) the responsibilities entrusted to Janus Capital to oversee the Trust’s day-to-day operations.

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Committees of the Board

The Board of Trustees has two standing committees that each performs specialized functions: an Audit and Pricing Committee and Nominating and Governance Committee. The table below shows the committee members. Each committee is comprised entirely of Independent Trustees. Information about each committee’s functions is provided in the following table:

	Summary of Functions	Members (Independent Trustees)	Number of Meetings held during Last Fiscal Year Ended October 31, 2018
Audit and Pricing Committee	Reviews the financial
reporting process, the system
of internal controls over
financial reporting, disclosure
controls and procedures, and
the audit process. The
Committee’s review of the
audit process includes,
among other things, the
appointment, compensation,
and oversight of the Trust’s
independent auditor and
preapproval of all audit and
nonaudit services.

Determines a fair value of
restricted and other securities
for which market quotations
are not readily available or are
deemed not to be reliable,
pursuant to procedures
adopted by the Trustees and
reviews other matters related
to the pricing of securities.

		Jeffrey B. Weeden (Chair) Maureen T. Upton Clifford J. Weber	5
Nominating and Governance Committee	Identifies and recommends individuals for election as Trustee, consults with Management in planning Trustee meetings, and oversees the administration of, and ensures compliance with, the Trust’s Governance Procedures and Guidelines, which includes review of proposed changes to Trustee compensation.	Maureen T. Upton (Chair) Clifford J. Weber Jeffrey B. Weeden	4

Board Oversight of Risk Management

Janus Capital, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management. The Board, as part of its overall oversight responsibilities for the Funds’ operations, oversees Janus Capital’s risk management efforts with respect to the Funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Funds. Information considered by the Board is provided by Janus Capital and the Funds’ service providers, as deemed appropriate from time to time. As the Funds begin to have a performance history, the Board and its Committees will have an opportunity to analyze the risks of the Funds and request information they deem appropriate. The Audit and Pricing Committee will consider valuation risk as part of its regular oversight responsibilities as well as enterprise risk. The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Fund matters brought before the Board. The Board has appointed a Chief Compliance Officer for the Funds (“Fund CCO”) who reports directly to the Board. The Fund CCO, who also serves as Chief Compliance Officer of other Janus Henderson funds, will discuss relevant risk issues that may impact the Janus Henderson funds and/or Janus Capital’s services to the funds, and will also discuss matters related to the Funds’ compliance policies and procedures.

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Additional Information About Trustees

Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to make efforts to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent it is practicable and reasonable to do so. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals.

As of December 31, 2018, the Trustees owned securities of the Funds described in this SAI in the dollar range shown in the following table. The last column of the table reflects each Trustee’s aggregate dollar range of securities of all mutual funds advised by Janus Capital and overseen by the Trustees (collectively, the “Janus Henderson Funds”).

Name of Trustee	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Henderson Funds
Independent Trustees
Clifford J. Weber	None		$10,001-$50,000
Maureen T. Upton	The Organics ETF The Obesity ETF The Long Term Care ETF	None None $1-$10,000	$50,001-$100,000
Jeffrey B. Weeden	None		over $100,000
Interested Trustee
Michael Drew Elder	None		over $100,000

Trustee Compensation

Each Independent Trustee receives an annual retainer plus a fee for each in-person or telephonic meeting of the Trustees attended. Given the unitary fee structure, Janus Capital pays the compensation and expenses of the Independent Trustees. Each Independent Trustee receives fees from other Janus Henderson funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an “interested” Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Funds’ Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

To the best knowledge of the Trust, the following table shows the aggregate compensation paid by Janus Capital to each Independent Trustee for the fiscal year ended October 31, 2018. None of the Independent Trustees receives any pension or retirement benefits from the Funds or Janus Capital.

Name of Person, Position	Aggregate Compensation from the Trust(1)	Total Compensation from the Janus Henderson Funds Overseen by Trustees(2)
Independent Trustees
Clifford J. Weber, Chairman and Trustee	$26,563	$52,265
Maureen T. Upton, Trustee	$26,563	$52,265
Jeffrey B. Weeden, Trustee	$26,563	$52,265
Interested Trustee
Michael Drew Elder, Trustee(3)	$0	$0

(1)	There are currently 7 series of the Trust.
(2)	For each Independent Trustee, includes compensation for service on the boards of two Janus trusts comprised of 10 portfolios.
(3)	Michael Drew Elder is an Interested Trustee by virtue of his employment with Janus Henderson Investors.

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JANUS INVESTMENT PERSONNEL

Other Accounts Managed

To the best knowledge of the Trust, the following table provides information relating to other accounts managed by the portfolio managers as of October 31, 2018. For any co-managed Fund or account, the assets reflect total Fund assets. No accounts included in the totals listed below have a performance-based advisory fee.

		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Benjamin Wang	Number of Other Accounts Managed	5	None	None
	Assets in Other Accounts Managed	$330.29M	None	None
Scott M. Weiner	Number of Other Accounts Managed	5	None	None
	Assets in Other Accounts Managed	$330.29M	None	None

Material Conflicts

As shown in the table above, each Fund’s portfolio managers may manage other accounts with investment strategies similar to the Funds. Those other accounts may include other Janus Henderson funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have materially higher fees than a Fund or may have a performance-based management fee. As such, fees earned by Janus Capital may vary among these accounts. Janus Capital or an affiliate may also provide seed capital to one or more of these accounts. In addition, the portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Under certain circumstances, a portfolio manager (or portfolio manager’s family members) may own the same securities as those held in a Fund’s portfolio. Certain portfolio managers may also have roles as research analysts for one or more Janus Henderson funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a portfolio manager may execute transactions for another account that may adversely impact the value of securities held by a Fund. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus accounts. Trade allocation and personal trading are described in further detail under “Additional Information About Janus Capital.” Furthermore, Janus Capital believes that conflicts arising from personal ownership by a portfolio manager (or portfolio manager’s family members) of the same securities held in a Fund may be mitigated by the portfolio manager’s compliance with Janus Capital’s personal trading policy within the Personal Code of Ethics.

Compensation Information

The following describes the structure and method of calculating a portfolio manager’s compensation.

The portfolio managers are compensated for managing the Funds and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.

Fixed Compensation:  Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, complexity of managing portfolios, scope of responsibility (including assets under management), skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation:  Variable compensation is paid in the form of cash and deferred awards. Deferrals are typically made in Janus Henderson restricted stock, although in some cases deferrals are made in mutual funds for regulatory reasons. For some

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individuals with a significant JH stock holding they may also elect to have some or all of their deferral delivered in mutual funds. Individuals Awards, if any, are discretionary and given based on company, department and individual performance.

A portfolio manager’s variable compensation is discretionary and is determined by Janus Capital Management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus Henderson’s pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered including, among other things, performance, client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

OWNERSHIP OF SECURITIES

As of October 31, 2018, the portfolio managers and/or investment personnel of the Funds described in this SAI beneficially owned securities of the Fund(s) they manage in the dollar range shown in the following table.

Investment Personnel	Dollar Range of Equity Securities in the Fund(s) Managed
Benjamin Wang	None
Scott M. Weiner	None

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PRINCIPAL SHAREHOLDERS

To the best knowledge of Janus Detroit Street Trust, as of January 31, 2019, the officers and Trustees as a group owned less than 1% of the outstanding shares of each of the Funds. As of January 31, 2019, the percentage ownership of any person or entity owning 5% or more of the outstanding shares of any Fund is listed below. Any person or entity that beneficially owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person or entity is identified as the beneficial owner of more than 25% of the voting securities of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, that person or entity may be presumed to control such Fund. A controlling shareholder’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

To the best knowledge of Janus Detroit Street Trust, as of January 31, 2019, Merrill Lynch, Pierce, Fenner & Smith may be deemed to control The Organics ETF by virtue of owning more than 25% of the outstanding shares of the Fund.

An Authorized Participant may hold of record more than 25% of the outstanding shares of a Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of a Fund, may be affiliated with an index provider, may be deemed to have control of a Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of a Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of a Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of a Fund.

To the best knowledge of the Trust, entities shown as owning more than 25% of the outstanding shares of a Fund are not the beneficial owners of such shares, unless otherwise indicated. The following chart lists each shareholder or group of shareholders who beneficially (or of record) owned more than 5% of a Fund as of January 31, 2019:

Fund Name	Shareholder and Address of Record	Percentage Ownership
The Long Term Care ETF	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	23.26%
	LPL Financial Corporation 4707 Executive Dr. San Diego, CA 92121-3091	15.19%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	6.55%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	13.33%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.58%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	13.39%
The Obesity ETF	Bank of New York 240 Greenwich Street New York, NY 10286	7.82%
	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	5.94%
	JP Morgan Securities LLC/JPMC 1111 Polaris Pkwy, Floor 2J Columbus, OH	5.93%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	17.70%

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Fund Name	Shareholder and Address of Record	Percentage Ownership
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	13.45%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	12.27%
	Raymond James Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716	8.09%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	6.58%
The Organics ETF	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	13.46%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	32.83%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	11.66%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.26%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	5.90%

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MISCELLANEOUS INFORMATION

Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on August 6, 2015. As of the date of this SAI, the Trust offers 7 series of shares, known as “Funds.” The other series of the Trust are described in separate statements of additional information.

Fund Name
Janus Henderson Mortgage-Backed Securities ETF
Janus Henderson Small Cap Growth Alpha ETF
Janus Henderson Small/Mid Cap Growth Alpha ETF
Janus Henderson Short Duration Income ETF
The Long-Term Care ETF
The Obesity ETF
The Organics ETF

Janus Capital reserves the right to the name “Janus Henderson”. In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name “Janus Henderson” as soon as reasonably practicable.

It is important to know that, pursuant to the Trust’s Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, consolidate and/or reorganize a Fund into another fund without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office. While the Trustees have no present intention of exercising their authority to liquidate a Fund, they may do so if a Fund fails to reach or maintain viable size or for such other reasons as may be determined by the Board in its discretion.

SHARES OF THE TRUST

The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of the Funds participate equally in dividends and other distributions by the shares of such Fund, and in residual assets of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books.

SHAREHOLDER MEETINGS

The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Agreement and Declaration of Trust that would affect shareholders’ voting rights (as specified in the Agreement and Declaration of Trust), determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust’s governing documents, or as the Trustees consider necessary or desirable.

Under the Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of a Fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 25% (or 10% to the extent required by the 1940 Act) of the shares then outstanding. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

Under the Agreement and Declaration of Trust, each Trustee of the Trust will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.

Pursuant to the terms of the Participant Agreement, an Authorized Participant, to the extent that it is a beneficial owner of Fund shares, will irrevocably appoint the Distributor as its attorney and proxy with full authorization and power to vote (or abstain from voting) its beneficially owned Fund shares. The Distributor intends to vote (or abstain from voting) the Authorized

58

Participant’s beneficially owned Fund shares in the same proportion as the votes (or abstentions) of all other shareholders of such Fund on any matter submitted to the vote of shareholders of such Fund.

As a shareholder, you are entitled to one vote per share (with proportionate voting for fractional shares). Generally, each fund votes together as a single group, except where a separate vote of one or more funds is required by law or where the interests of one or more funds are affected differently from other funds. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION

The Trust may in the future seek to achieve a fund’s objective by investing all of that fund’s assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1900 16th Street, Suite 1600, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Funds, audits the Funds’ annual financial statements and compiles their tax returns.

REGISTRATION STATEMENT

The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to a Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

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FINANCIAL STATEMENTS

The following audited financial statements for the year ended October 31, 2018 are hereby incorporated into this SAI by reference to the Annual Report dated October 31, 2018, as applicable.

• Schedules of Investments as of October 31, 2018

• Statements of Assets and Liabilities as of October 31, 2018

• Statements of Operations for the period ended October 31, 2018

• Statements of Changes in Net Assets for each of the periods indicated

• Financial Highlights for each of the periods indicated

• Notes to Schedules of Investments

• Notes to Financial Statements

• Report of Independent Registered Public Accounting Firm

The portions of an Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

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janushenderson.com/info

151 Detroit Street

Denver, Colorado 80206-4805

1-800-668-0434

February 28, 2019

Fixed Income	Ticker	Stock Exchange
Janus Henderson Short Duration Income ETF	VNLA	NYSE Arca, Inc.

Janus Detroit Street Trust

Statement of Additional Information

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus for Janus Henderson Short Duration Income ETF, which is a separate series of Janus Detroit Street Trust, a Delaware statutory trust (the “Trust”). This series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies.

This SAI is not a Prospectus and should be read in conjunction with the Fund’s Prospectus dated February 28, 2019 and any supplements thereto, which are incorporated by reference into this SAI and may be obtained by contacting your broker-dealer, plan sponsor, or financial intermediary, at janushenderson.com/info, or by contacting a Janus representative at 1-800-668-0434. This SAI contains additional and more detailed information about the Fund’s operations and activities than the Prospectus. The Annual Report, which contains important financial information about the Fund, is incorporated herein by reference into this SAI. The Annual and Semiannual Reports (as they become available) are available, without charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, at janushenderson.com/info, or by contacting a Janus representative at 1-800-668-0434.

CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS,

AND INVESTMENT STRATEGIES AND RISKS

JANUS DETROIT STREET TRUST

This Statement of Additional Information includes information about Janus Henderson Short Duration Income ETF (the “Fund”), which operates as an actively managed exchange-traded fund (“ETF”) and is a series of the Trust, an open-end, management investment company.

The Fund offers and issues shares at its net asset value (“NAV”) per share only in aggregations of a specified number of shares (“Creation Unit”), in exchange for an all cash payment or in certain circumstances, a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Fund are listed for trading on NYSE Arca, Inc. (the “Listing Exchange”), a national securities exchange. Shares of the Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund’s NAV. Unlike mutual funds, the Fund’s shares are not individually redeemable securities. Rather, the Fund’s shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, at least 25,000, and generally multiples of 5,000 above 25,000. Janus Capital may modify the Creation Unit size with prior notification to the Fund’s Authorized Participants. See the ETF portion of the Janus Henderson website for the Fund’s current Creation Unit size. In the event of liquidation of the Fund, the number of shares in a Creation Unit may be lowered below 25,000.

The Fund may charge creation/redemption transaction fees for each creation and redemption. In all cases, transaction fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. Some of the information in this SAI and the Prospectus, such as information about purchasing and redeeming shares from the Fund and transaction fees, is not relevant to most retail investors because it applies only to transactions for Creation Units. Refer to “Creations and Redemptions” below.

Once created, the Fund’s shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit. Investors purchasing the Fund’s shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

Unlike index-based ETFs, the Fund is “actively managed” and does not seek to replicate the performance of a specified index.

EXCHANGE LISTING AND TRADING

Shares of the Fund are listed for trading and trade throughout the day on the Listing Exchange and other secondary markets. Shares of the Fund may also be listed on certain foreign (non U.S.) exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing under the following circumstances, as may be applicable: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund; (ii) the intra-day net asset value (“iNAV”) of the Fund is no longer calculated or available; (iii) the Fund fails to meet certain continuing listing standards of the Listing Exchange; or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund. In the event the Fund ceases to be listed on an exchange, the Fund may cease operating as an “exchange-traded” fund and operate as a mutual fund, provided that shareholders are given advance notice.

As in the case of other publicly-traded securities, when you buy or sell shares through a financial intermediary you will incur a brokerage commission determined by that financial intermediary.

In order to provide additional information regarding the intra-day value of shares of the Fund, the Listing Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated iNAV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the iNAV and makes no representation or warranty as to the accuracy of the iNAV.

Shares of the Fund trade on the Listing Exchange or in the secondary market at prices that may differ from their NAV or iNAV, because such prices may be affected by market forces (such as supply and demand for the Fund’s shares). The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

The base and trading currency of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s NAV per share is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the Listing Exchange.

The Fund is not sponsored, endorsed, sold, or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objectives. The Listing Exchange has no obligation or liability in connection with the administration, marketing, or trading of the Fund.

CLASSIFICATION

The Investment Company Act of 1940, as amended (“1940 Act”), classifies funds as either diversified or nondiversified. The Fund is classified as diversified.

ADVISER

Janus Capital Management LLC (“Janus Capital” or “Janus”) is the investment adviser for the Fund.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO THE FUND

The Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or the Fund if a matter affects just the Fund) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund) are present or represented by proxy. The following policies are fundamental policies of the Fund.

The Fund may not:

(1)  With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(2)  Invest 25% or more of the value of its total assets in any particular industry or group of industries (other than U.S. Government securities and securities of other investment companies).

(3)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(4)  Lend any security or make any other loan if, as a result, more than one-third of the Fund’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

(5)  Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

(6)  Borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Fund’s total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps, repurchase transactions (including reverse repurchase agreements), or forward transactions. The Fund may not issue “senior securities” in contravention of the 1940 Act.

(7)  Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

As a fundamental policy, the Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Fund.

The Board of Trustees (“Trustees”) has adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

(1)  If the Fund is an underlying fund in a fund of funds, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) of the 1940 Act and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) of the 1940 Act.

(2)  The Fund may sell securities short if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, the Fund may engage in short sales other than against the box, which involve selling a security that the Fund borrows and does not own. The Trustees may impose limits on the Fund’s investments in short sales, as described in the Fund’s Prospectus. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.

(3)  The Fund does not intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

(4)  The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund’s NAV, provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

(5)  The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

(6)  The Fund may not invest in companies for the purpose of exercising control of management.

Under the terms of an exemptive order received from the Securities and Exchange Commission (“SEC”), the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs, and interfund loans are subject to the risk that the borrowing fund may be unable to repay the loan when due. While it is expected that the Fund may borrow money through the program to satisfy redemption requests or to cover unanticipated cash shortfalls, the Fund may elect to not participate in the program during times of market uncertainty or distress or for other reasons.

For purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

For purposes of the Fund’s fundamental policy related to investments in real estate, the policy does not prohibit the purchase of securities directly or indirectly secured by real estate or interests therein, or issued by entities that invest in real estate or interests therein, such as, but not limited to, corporations, partnerships, real estate investment trusts (“REITs”), and other REIT-like entities, such as foreign entities that have REIT characteristics.

Except for the Fund’s policies with respect to investments in illiquid investments and borrowing, the percentage limitations included in these policies and elsewhere in this SAI and/or the Fund’s Prospectus normally apply only at the time of initial purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

For purposes of the Fund’s policies on investing in particular industries, the Fund relies primarily on industry or industry group classifications under the Global Industry Classification Standard (“GICS”) developed by MSCI with respect to equity investments and classifications published by Barclays for fixed-income investments. Funds with both equity and fixed-income components will rely on industry classifications published by Bloomberg L.P. To the extent that the above classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications consistent with relevant SEC staff interpretations. The Fund may change any source used for determining industry classifications without prior shareholder notice or approval.

INVESTMENT STRATEGIES AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Fund’s Prospectus under the headings “Principal Investment Risks” and “Risks of the Fund.” The discussion below supplements, and should be read in conjunction with, such sections of the Fund’s Prospectus.

General Considerations and Risks

Investment in the Fund should be made with an understanding that the value of the portfolio of securities held by the Fund may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

The principal trading market for some of the securities held by the Fund may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

Diversification

Funds are classified as either “diversified” or “nondiversified.” Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act is not subject to the same restrictions and therefore has the ability to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” This gives a fund that is classified as nondiversified more flexibility to focus its investments in companies that the portfolio manager has identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a fund. The Fund is classified as diversified.

Cash Position

As discussed in the Prospectus, the Fund’s cash position may increase under various circumstances. Securities that the Fund may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations including U.S. and foreign short-term cash instruments and cash equivalent securities. The Fund may also invest in affiliated or non-affiliated money market funds. (Refer to “Investment Company Securities.”)

Illiquid Investments

The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investments, which include securities that are purchased in private placements, are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Illiquid investments generally include investments for which no market exists or which are legally restricted as to their transfer (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws). To the extent it is determined that there is a liquid institutional or other market for certain restricted securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the Fund, the Fund would consider them to be liquid securities. The following factors, among others, may be taken into account in determining whether a restricted security is properly considered a liquid security: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, the Fund will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization (“NRSRO”). Investments in Rule 144A Securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing or other relevant factors or changes affecting the security. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not considered restricted by the Fund if traded in that market. Such securities will be treated as “restricted” if traded in the United States because foreign securities are not registered for sale under the Securities Act of 1933, as amended (the “1933 Act”).

If illiquid investments that are assets exceed 15% of the Fund’s net assets, the Fund will take steps to reduce its holdings of such illiquid investments to or below 15% of its net assets within a reasonable period of time, will notify the Trustees of its plan to reduce holdings of such illiquid investments and will make the required filings in accordance with Rule 22e-4 under the 1940 Act. Because illiquid investments may not be readily marketable, the portfolio manager may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of the Fund to decline.

Segregation of Assets

Consistent with SEC staff guidance, financial instruments that involve the Fund’s obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments include, among others: (i) securities sold short; (ii) securities issued on a when-issued, delayed delivery, or forward commitment basis; (iii) reverse repurchase agreements; (iv) mortgage dollar rolls; (v) futures contracts; (vi) forward currency contracts; (vii) swap agreements; (viii) written options; and (ix) unfunded commitments.

Consistent with SEC staff guidance, the Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (a) maintains an offsetting financial position, or (b) segregates or “earmarks” liquid assets (constituting cash, cash equivalents, or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Janus Capital maintains compliance policies and procedures that govern the kinds of transactions that may be deemed to be offsetting financial positions for purposes of (a) above, and the amount of liquid assets that would otherwise need to be segregated or earmarked for purposes of (b) above (the “Segregation and Collateral Procedures”).

The Segregation and Collateral Procedures provide, consistent with current SEC staff positions, that for forward currency contracts and swap agreements that require cash settlement, as well as swap agreements that call for periodic netting between the Fund and its counterparty, the required coverage amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forward currency contracts, and swap agreements, the Fund must segregate or earmark a larger amount of assets to cover its obligations. For example, when the Fund writes/sells credit default swaps or options, it must segregate liquid assets equal to the notional amount of the swap or option.

For purposes of calculating the amount of liquid assets that must be segregated or earmarked for a particular transaction, the Fund may deduct any initial and variation margin deposited with the relevant broker, but in the case of securities sold short, may not deduct the amount of any short sale proceeds. When the Fund sells securities short, the proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the position is closed out. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions. This requirement to segregate assets places an upper limit on the Fund’s ability to leverage its investments and the related risk of losses from leveraging. The Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

As a general matter, liquid assets segregated or earmarked as cover for one position may not simultaneously be counted as cover for another position. However, in the case of a straddle where the exercise price of the call option and put option are the same, or the exercise price of the call option is higher than that of the put option, the Fund may segregate or earmark the same liquid assets for both the call and put options. In such cases, the Fund expects to segregate or earmark liquid assets equivalent to the amount, if any, by which the put option is “in the money.”

In order to comply with the Segregation and Collateral Procedures, the Fund may need to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate or earmark the required amount of assets. If segregated assets decline in value, the Funds will need to segregate or earmark additional assets or reduce its position in the financial instruments. In addition, segregated or earmarked assets may not be available to satisfy redemptions or for other purposes, until the Fund’s obligations under the financial instruments have been satisfied. The Fund may not be able to promptly liquidate an unfavorable position and potentially could be required to continue to hold a position until the delivery date, regardless of changes in its value. Because the Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the position remains open, the Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.

The Fund’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Segregation and Collateral Procedures require the Fund to segregate or earmark. Notwithstanding the foregoing, Janus Capital reserves the right to modify its Segregation and Collateral Procedures in the future in its discretion, consistent with the 1940 Act and SEC or SEC staff guidance.

Regulation S Securities

The Fund may invest in the securities of U.S. and foreign issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the 1933 Act (“Regulation S Securities”). Offerings of Regulation S Securities may be conducted outside of the United States. Because Regulation S Securities are subject to legal or contractual restrictions on resale, Regulation S Securities may be considered illiquid. If a Regulation S Security is determined to be illiquid, the Fund’s 15% of net assets limitation on investment in illiquid securities will apply. Furthermore, because Regulation S Securities are generally less liquid than registered securities, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S Securities may be resold in privately negotiated transactions, the amounts received from these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.

Financial Services Sector Risk

To the extent the Fund invests a significant portion of its assets in the financial services sector, the Fund will have more exposure to the risks inherent to the financial services sector. Financial services companies may be adversely affected by changes in regulatory framework or interest rates that may negatively affect financial services businesses; exposure of a financial institution to a nondiversified or concentrated loan portfolio; exposure to financial leverage and/or investments or agreements that, under certain circumstances, may lead to losses; and the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all financial services companies.

Natural Disasters and Extreme Weather Conditions

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Cyber Security Risk

With the increased use of the Internet to conduct business, the Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Fund’s operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cyber security failures or breaches by the Fund’s third party service providers (including, but not limited to, Janus Capital, custodians, transfer agents, and financial intermediaries) or the subadvisers (if applicable) may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of fund shareholders to transact business and the Fund to process transactions, inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund may incur incremental costs to prevent cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While Janus Capital has established business continuity plans and risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cyber-attack tactics. As such, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Foreign Securities

The Fund may invest up to 70% of its assets in foreign securities (“foreign securities”). The Fund may invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities may include corporate debt securities of foreign issuers, certain foreign bank obligations (including bank deposits denominated in foreign currencies), and U.S. dollar or foreign currency-denominated obligations of foreign governments or supranational entities or their subdivisions, agencies, and instrumentalities. The Fund may also engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company. These factors include:

Currency Risk.  As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

Political and Economic Risk.  Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Regulatory Risk.  There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

Foreign Market Risk.  Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on the Fund. Such factors may hinder the Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.

Geographic Investment Risk.  To the extent the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

Transaction Costs.  Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Eurozone Risk.  A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU.

Certain countries in the EU, particularly Greece, Ireland, and Portugal, have had to accept assistance from supra governmental agencies such as the International Monetary Fund and the European Financial Service Facility. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

In addition, certain European countries have recently experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from a Fund’s performance to the extent a Fund is exposed to such interest rates.

Among other things, these developments have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Emerging Markets.  Within the parameters of its specific investment policies, the Fund may invest its assets in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets IndexSM. The Fund will normally limit its investments in emerging market countries to 15% of its net assets. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries as previously discussed under “Foreign Securities.” The prices of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have been, and may continue to be, adversely impacted by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they do business.

The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. Further, the Fund’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities. The Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

Emerging market countries in which the Fund may invest include frontier market countries, which generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries. Frontier market countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa.

Sovereign Debt.  The Fund may invest in sovereign debt, including of emerging market countries. Sovereign debt may be issued by foreign developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supranational government entities. Supranational entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may decide to default on their sovereign debt in whole or in part. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no known bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

In recent years, some of the countries in which the Fund may invest have encountered difficulties in servicing their sovereign debt. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations; in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of sovereign debt may be requested to participate in similar rescheduling of such debt.

The ability or willingness of foreign governments to make timely payments on their sovereign debt is likely to be influenced strongly by a country’s balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect its exports. Such events could extinguish a country’s trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

The occurrence of political, social, economic and diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund’s investments. The countries issuing such instruments are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to services their sovereign debt. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

As a result of all of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

Periods of economic uncertainty may result in the volatility of market prices of sovereign debt and in turn, the Fund’s net asset value, to a greater extent than the volatility inherent in domestic securities. The value of sovereign debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market.

Brady Bonds.  The Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings were implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela. Beginning in the early 2000s, certain countries began retiring their Brady Bonds, including Brazil, Colombia, Mexico, the Philippines and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Risks of Investments in the People’s Republic of China.  In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in the People’s Republic of China (the “PRC”), or having indirect exposure to the PRC through derivative investments, presents additional risks. These additional risks include (without limitation): (i) inefficiencies resulting from erratic growth; (ii) the unavailability of consistently-reliable economic data; (iii) potentially high rates of inflation; (iv) dependence on exports and international trade; (v) relatively high levels of asset price volatility; (vi) small market capitalization and less liquidity; (vii) greater competition from regional economies; (viii) fluctuations in currency exchange rates, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for U.S. dollars; (ix) the relatively small size and absence of operating history of many Chinese companies; (x) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; and (xi) uncertainty with respect to the commitment of the government of the PRC to economic reforms.

Although the PRC has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. As an emerging market, many factors may affect such stability – such as increasing gaps between the rich and poor or agrarian unrest and instability of existing political structures – and may result in adverse consequences to a fund investing in securities and instruments economically tied to the PRC. Political uncertainty, military intervention and political corruption could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and could result in significant disruption to securities markets.

The PRC is dominated by the one-party rule of the Communist Party. Investments in the PRC are subject to risks associated with greater governmental control over and involvement in the economy. The PRC manages its currency at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. The PRC also may restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to the PRC relatively illiquid, particularly in connection with redemption requests. In addition, the government of the PRC exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.

Natural disasters such as droughts, floods, earthquakes and tsunamis have plagued the PRC in the past, and the region’s economy may be affected by such environmental events in the future. The Fund’s investment in the PRC is, therefore, subject to the risk of such events. In addition, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to the Fund’s investments in the PRC.

Risks of Investments in Russia.  In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in Russia, or having indirect exposure to Russian securities through derivative investments, presents additional risks. The Russian securities market is relatively new, and a substantial portion of securities transactions are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets.

Because of the recent formation of the Russian securities markets, the underdeveloped state of Russia’s banking and telecommunication system and the legal and regulatory framework in Russia, settlement, clearing and registration of securities transactions are subject to additional risks. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out either by the issuers themselves or by registrars located throughout Russia. These registrars may not have been subject to effective state supervision or licensed with any governmental entity. In 2013, Russia established the National Settlement Depository (“NSD”) as a recognized central securities depository, and title to Russian equities is now based on the records of the NSD and not on the records of the local registrars. The implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities; however, loss may still occur. Additionally, issuers and registrars remain prominent in the validation and approval of documentation requirements for corporate action processing in Russia, and there remain inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that the Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.

In response to recent political and military actions undertaken by Russia, the United States and certain other countries, as well as the EU, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia’s credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact the Fund’s investments in Russian securities. Sanctions could result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact the Fund. Any or all of these potential results could lead Russia’s economy into a recession.

Risks of Investments in Latin American Countries.  In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in Latin American countries, or having indirect exposure to Latin American securities through derivative investments, presents additional risks. Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

As an emerging market, Latin America historically suffered from social, political, and economic instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. However, in some Latin American countries, a move to sustainable democracy and a more mature and accountable political environment is under way. Domestic economies have been deregulated, privatization of state-owned companies is almost completed and foreign trade restrictions have been relaxed.

Nonetheless, to the extent that events such as those listed above continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. In addition, recent favorable economic performance in much of the region has led to a concern regarding government overspending in certain Latin American countries. Investors in the region continue to face a number of potential risks.

Certain Latin American countries depend heavily on exports to the U.S. and investments from a small number of countries. Accordingly, these countries may be sensitive to fluctuations in demand, exchange rates and changes in market conditions associated with those countries. The economic growth of most Latin American countries is highly dependent on commodity exports and the economies of certain Latin American countries, particularly Mexico and Venezuela, are highly dependent on oil exports. As a result, these economies are particularly susceptible to fluctuations in the price of oil and other commodities and currency fluctuations. The recent global financial crisis weakened the global demand for oil and other commodities and, as a result, Latin American countries faced significant economic difficulties that led certain countries into recession. If global economic conditions worsen, prices for Latin American commodities may experience increased volatility and demand may continue to decrease. Although certain of these countries have recently shown signs of recovery, such recovery, if sustained, may be gradual. In addition, prolonged economic difficulties may have negative effects on the transition to a more stable democracy in some Latin American countries. In certain countries, political risk, including nationalization risk, is high.

A number of Latin American countries are among the largest debtors of developing countries and have a history of reliance on foreign debt and default. The majority of the region’s economies have become dependent upon foreign credit and loans from external sources to fund government economic plans. Historically, these plans have frequently resulted in little benefit accruing to the economy. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets. Because of their dependence on foreign credit and loans, a number of Latin American economies faced significant economic difficulties and some economies fell into recession as the recent global financial crisis tightened the supply of international credit. While the region has recently shown signs of economic improvement, recovery from past economic downturns in Latin America has historically been slow, and any such recovery, if sustained, may be gradual. The European crisis and weakened global economy may reduce demand for exports from Latin America and limit the availability of foreign credit for some countries in the region. As a result, the Fund’s investments in Latin American securities could be harmed if economic recovery in the region is limited.

Foreign Currency Exchange-Related Investments

The Fund may have foreign currency exchange exposure of up to 15% of its total assets, including through investments in foreign currency warrants and principal exchange rate linked securities.

Foreign Currency Warrants.  Foreign currency warrants such as Currency Exchange Warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities.  The Fund may invest in principal exchange rate linked securities, which are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper.  The Fund may invest in performance indexed paper, which is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities

The Fund may invest in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For purposes of the Fund’s restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

For federal income tax purposes, holders of zero coupon securities and step coupon securities are required to recognize income even though the holders receive no cash payments of interest during the year. Similarly, holders of payment-in-kind securities must include in their gross income the value of securities they receive as “interest.” In order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the regulations thereunder, the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds and non-cash income from payment-in-kind securities. Because the Fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin or may receive non-cash interest payments, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. The Fund may obtain such cash from selling other portfolio holdings, which may cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the amount of cash available for investment by the Fund, to reduce the assets to which Fund expenses could be allocated, and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Additionally, such securities may be subject to heightened credit and valuation risk.

Pass-Through Securities

The Fund may invest in various types of pass-through securities, such as commercial and residential mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the Fund. The Fund may invest without limit in agency mortgage-related securities and other agency-related pass through securities.

Agency Mortgage-Related Securities.  The most common type of pass-through securities is mortgage-backed securities. Government National Mortgage Association (“Ginnie Mae”) Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Fund will generally purchase “modified pass-through” Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation (“Freddie Mac”) issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

The Federal National Mortgage Association (“Fannie Mae”) issues guaranteed mortgage pass-through certificates (“Fannie Mae Certificates”). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac. As of the date of this SAI, Fannie Mae and Freddie Mac remain under conservatorship.

In addition, the future for Fannie Mae and Freddie Mac is uncertain as the U.S. Government is considering multiple options, ranging on a spectrum from significant reform, nationalization, privatization, consolidation, to outright elimination of these entities. Congress is considering several pieces of legislation that would reform Fannie Mae and Freddie Mac, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure, and corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on these guaranteeing entities.

Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio manager will consider estimated prepayment rates in calculating the average-weighted maturity of the Fund, if relevant. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by the Fund might be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit the Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

The Fund’s investments in mortgage-backed securities may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

The Fund may invest up to 5% in non-agency mortgage-backed securities, which are not backed by the full faith and credit of the U.S. Government and must rely on the creditworthiness of the issuer and the underlying mortgages for repayment.

Asset-Backed Securities.  The Fund may invest up to 20% in asset-backed securities that are rated investment grade or of comparable quality as determined by Janus Capital and up to 5% in asset-backed securities that are rated below investment grade. Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Asset-backed securities are created from many types of assets such as auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases, and syndicated bank loans. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

Commercial Mortgage-Backed Securities.  The Fund may invest in commercial mortgage-backed securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities.  Other mortgage-related securities in which the Fund may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including equity or debt securities issued by agencies or instrumentalities of the U.S. Government. In addition, the Fund may invest in any combination of mortgage-related interest-only or principal-only debt.

Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.

There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U.S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is Ginnie Mae.

Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events.

Stripped Mortgage-Backed Securities.  The Fund may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multi-class mortgage securities, and issued by agencies or instrumentalities of the U.S. Government.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

CMO Residuals.  The Fund may invest in CMO residuals issued by agencies or instrumentalities of the U.S. Government. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described above with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities.  The Fund may invest in adjustable rate mortgage-backed securities (“ARMBS”), which have interest rates that reset at periodic intervals. Such ARMBS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed-income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBS behave more like fixed-income securities and less like adjustable rate securities and are subject to the risks associated with fixed-income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Other Types of Pass-Through Securities.  The Fund also may invest in other types of pass-through securities, such as credit-linked trust certificates, traded custody receipts, and participation interests. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, the Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Fund’s Prospectus may apply.

Investment Company Securities

The Fund may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits the Fund from acquiring: (i) more than 3% of another investment company’s voting stock; (ii) securities of another investment company with a value in excess of 5% of the Fund’s total assets; or (iii) securities of such other investment company and all other investment companies owned by the Fund having a value in excess of 10% of the Fund’s total assets (the “Section 12(d)(1) Limits”). In addition, Section 12(d)(1) prohibits another investment company from selling its shares to the Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The Fund may invest its cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. The Fund may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order. To the extent the Fund invests in money market funds or other funds, the Fund will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, to the extent that Janus Capital serves as the investment adviser to underlying funds or investment vehicles in which the Fund may invest, Janus Capital may have conflicting interests in fulfilling its fiduciary duties to both the Fund and the underlying funds or investment vehicles.

Investment companies may include index-based investments such as exchange-traded funds (“ETFs”), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Some ETFs have obtained exemptive orders permitting other investment companies, such as the Fund, to acquire their securities in excess of the limits of Section 12(d)(1) the 1940 Act. The Fund may rely on this relief to invest in these ETFs in excess of the Section 12(d)(1) Limits. In addition, the Fund may invest in other investment companies in excess of the Section 12(d)(1) Limits in accordance with the provisions of Sections 12(d)(1)(F) or (G) of the 1940 Act, which provide certain exemptions from the Section 12(d)(1) Limits.

The Fund has obtained exemptive relief from the SEC permitting the Fund to sell, and other investment companies to acquire, shares in the Fund in excess of the limits imposed by Section 12(d)(1) of the 1940 Act. This exemptive relief is conditioned, among other things, on the Fund refraining from acquiring securities of an investment company, or certain private investment pools, in excess of the Section 12(d)(1) Limits. Consequently, if the Fund sells its shares to other investment companies in accordance with its exemptive relief, it will refrain from purchasing shares of ETFs, other registered investment companies, or private investment pools in excess of the limits imposed by Section 12(d)(1). Notwithstanding this limitation, the Fund may still invest in other investment companies in excess of the Section 12(d)(1) Limits in order to engage in certain short-term cash management activities or to invest in a master fund pursuant to the Fund’s non-fundamental investment policy that permits the Fund to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Fund.

Exchange-Traded Funds Risk

The Fund may invest in ETFs to gain exposure to a particular portion of the market, to assist with cash management and/or to manage duration. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. The Fund is also subject to the risks associated with the securities in which the ETF invests.

Exchange-Traded Notes

The Fund may invest in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities, and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Fund’s total return. The Fund may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. As senior debt securities, ETNs rank above the issuing company’s other securities in the event of a bankruptcy or liquidation, which means the Fund would be in line to receive repayment of its investment before certain of the company’s other creditors. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, regulatory risk, market risk, and geographic investment risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Fund’s Prospectus.

U.S. Government Securities

To the extent permitted by its investment objective and policies, the Fund may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which the Fund may invest include U.S. Treasury securities, including Treasury Inflation-Protected Securities (“TIPS”), U.S. Treasury inflation-indexed bonds or inflation-indexed bonds issued by the U.S. government, Treasury bills, notes, and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which the Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the members of the Federal Farm Credit System, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association (“Sallie Mae”) are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds, inflation-indexed bonds issued by foreign governments, and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Municipal Obligations

The Fund may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The municipal obligations which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds) and private activity bonds. In addition, the Fund may invest in securities issued by entities whose underlying assets are municipal bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues.

The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable the Fund to demand payment on short notice from the issuer or a financial intermediary.

The Fund may invest in longer-term municipal obligations that give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

Pre-Refunded Municipal Bonds.  The Fund may invest in pre-refunded municipal bonds. Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre-refunded municipal bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by the Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities). As the payment of principal and interest is generated from securities held in an escrow account established by the municipality and an independent escrow agent, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bond do not guarantee the price movement of the bond before maturity. Issuers of municipal bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt, placing the proceeds of the lower cost issuance into an escrow account to pre-refund the older, higher cost debt. Investments in pre-refunded municipal bonds held by the Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if the Fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale. The 2017 legislation commonly known as the “Tax Cuts and Jobs Act” repealed the exclusion from gross income for interest paid on pre-refunded municipal securities effective for such bonds issued after December 31, 2017.

Municipal Lease Obligations.  The Fund may invest in municipal lease obligations. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities. Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality’s covenant to budget for, appropriate funds for and make the payments due under the lease obligation. However, certain municipal lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. In deciding whether to purchase a lease obligation, the Fund will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. Municipal lease obligations may be less readily marketable than other municipal securities.

Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

The Fund may purchase unrated municipal lease obligations if determined by Janus Capital to be of comparable quality to rated securities in which the Fund is permitted to invest. The Fund may also acquire illiquid municipal lease obligations, subject to the Fund’s investment restrictions with respect to illiquid securities generally.

Municipal Warrants.  The Fund may invest in municipal warrants, which are essentially call options on municipal obligations. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a municipal obligation in the future. The Fund may purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced.

Municipal Obligations with Credit Enhancements.  The Fund may invest in municipal obligations with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal obligation should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal obligations have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. A significant portion of insured municipal obligations that have been issued and are outstanding are insured by a small number of insurance companies, so an event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the municipal obligation insured by that insurance company and on the municipal obligation markets as a whole. Downgrades of certain insurance companies have negatively impacted the price of certain insured municipal obligations. Given the large number of potential claims against the insurers of municipal obligations, there is a risk that they will not be able to meet all future claims. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

Residual Interest Bonds.  The Fund may invest in Residual Interest Bonds (“RIBs”), which brokers create by depositing a municipal obligation in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying municipal obligation. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in a RIB typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. Accordingly, RIBs can be very volatile and may be less liquid than other municipal obligations of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity.

Custodial Receipts.  The Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying municipal obligations. In a typical custodial receipt arrangement, an issuer or third party owner of municipal obligations deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying municipal obligations. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying municipal obligation. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a municipal obligation of comparable quality and maturity.

Build America Bonds.  The Fund may invest in Build America Bonds. The American Recovery and Reinvestment Act of 2009 created Build America Bonds, which allowed state and local governments to issue taxable bonds to finance any capital expenditures for which they otherwise could issue tax-exempt governmental bonds. State and local governments received a federal subsidy payment for a portion of their borrowing costs on these bonds equal to 35% of the total coupon interest paid to investors. The municipality could elect to either take the federal subsidy or it can pass a 35% tax credit along to bondholders. Investments in these bonds will result in taxable interest income and the Fund may elect to pass through to shareholders any corresponding tax credits. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but those tax credits are generally not refundable.

Other Income-Producing Securities

Other types of income-producing securities that the Fund may purchase may include the following types of securities:

Inverse Floaters.  Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Fund will not invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, the Fund could lose money, or its NAV could decline by the use of inverse floaters.

When-Issued, Delayed Delivery and Forward Commitment Transactions.  The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.

The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

To facilitate TBA commitments, the Fund is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments. Rules of the Financial Industry Regulatory Authority (“FINRA”) which are expected to be effective in March 2020, include mandatory margin requirements for TBA commitments which, in some circumstances, will require the Fund to also post collateral. These collateral requirements may increase costs associated with the Fund’s participation in the TBA market.

Standby commitments.  Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

Strip bonds.  Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender option bonds.  Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security’s liquidity.

The Fund will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of its portfolio holdings.

Variable and floating rate obligations.  These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to most effectively use these investments, the portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, the Fund could be adversely affected by the use of variable or floating rate obligations.

Credit Spread Trades.  The Fund may invest in credit spread trades, which are investment positions relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Repurchase and Reverse Repurchase Agreements

In a repurchase agreement, the Fund purchases an equity or fixed-income security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent the Fund’s collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital’s analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose the Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.

Reverse repurchase agreements are transactions in which the Fund sells an equity or fixed-income security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.

Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund’s portfolio, although the Fund’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. The Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. The Fund will limit its investments in reverse repurchase agreements to one-third or less of its total assets.

Sale-Buybacks.  The Fund may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. The Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

Mortgage Dollar Rolls

The Fund may enter into “mortgage dollar rolls,” which are similar to reverse repurchase agreements in certain respects. In a “mortgage dollar roll” transaction, the Fund sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

Under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed security. The Fund is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the “drop,” as well as the interest earned on the cash proceeds of the initial sale.

Successful use of mortgage dollar rolls depends on the Fund’s ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price.

Bank Obligations.  Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Bank Capital Securities.  The Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

Trade Claims.  The Fund may purchase trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. Trade claims are illiquid investments which generally do not pay interest and are typically unsecured. There can be no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Additionally, there can be restrictions on the purchase, sale, and/or transferability of trade claims during all or part of a bankruptcy proceeding.

Floating Rate Loans.  The Fund may invest in secured and unsecured floating rate loans. Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an “agent”) for a lending group or “syndicate” of financial institutions. In most cases, the Fund relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as the Fund, and the agent may determine to waive certain covenants contained in the loan agreement that the Fund would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, the Fund may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments. The investment team performs a credit analysis on the borrower but typically does not perform a credit analysis on the agent or other intermediate participants.

Floating rate loans have interest rates that adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As a result, any impact of a transition away from LIBOR on a Fund or the instruments in which a Fund invests cannot yet be determined. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks (“Prime Rate”) or the rate paid on large certificates of deposit traded in the secondary markets (“CD rate”). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on LIBOR or CD rate based loans and corporate debt securities may reset periodically. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in the Fund’s NAV as a result of changes in interest rates. The Fund may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.

While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest may not be fully funded at the time of investment. These types of loans include revolving loans, bridge loans, DIP loans, delayed funding loans, and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower’s discretion. As such, the Fund would need to maintain assets sufficient to meet its contractual obligations. In cases where the Fund invests in revolving loans, bridge loans, DIP loans, delayed funding loans, or delayed draw term loans, the Fund will maintain high-quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to the Fund than investments in floating rate loans or other investments. Loans involving revolving credit facilities, bridge financing, DIP loans, delayed funding loans, or delayed draw terms may require the Fund to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, the Fund may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate loans and that there may be restrictions on their transfer. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

Other Securities.  The Fund may invest in other types of securities such as subordinated or junior debt, mezzanine loans secured by the stock of the company that owns the assets, corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments), U.S. Government securities, mortgage-backed and other asset-backed securities, commercial paper, repurchase agreements, and other short-duration fixed-income securities, high-risk/high-yield bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or resets on predetermined dates.

Confidential Information.  With respect to certain transactions, including but not limited to private placements, the Fund may determine not to receive confidential information. Such a decision may place the Fund at a disadvantage relative to other investors who determine to receive confidential information, as the Fund may be limited in its available investments or unable to make accurate assessments related to certain investments.

In cases where Janus Capital receives material, nonpublic information about the issuers of investments that may be held in the Fund’s holdings, Janus Capital’s ability to trade in these investments for the account of the Fund could potentially be limited by its possession of such information, to the extent required by applicable law. Such limitations on the ability to trade in the securities of the issuer could have an adverse effect on the Fund by, for example, preventing the Fund from selling an investment that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In addition, because the Fund becomes a creditor of an issuer when holding a bond, Janus Capital may from time to time participate on creditor committees on behalf of the Fund. These are committees formed by creditors to negotiate with management of the issuer and are intended to protect the rights of bondholders in the event of bankruptcy, bond covenant default, or other issuer-related financial problems. Participation on creditor committees may expose Janus Capital or the Fund to material non-public information of the issuer, restricting the Fund’s ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation on creditor committees may also expose the Fund to federal bankruptcy laws or other laws governing rights of debtors and creditors. Additionally, such participation may subject the Fund to expenses such as legal fees. Janus Capital will only participate on creditor committees on behalf of the Fund when it believes such participation is necessary or desirable to protect the value of portfolio securities or enforce the Fund’s rights as a creditor.

High-Yield/High-Risk Bonds

The Fund may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor’s Ratings Services and Fitch, Inc., or Ba or lower by Moody’s Investors Service, Inc.). The Fund’s investments in high-yield securities may include both debt and equity securities of distressed companies. Under normal circumstances, the Fund will limit its investments in high-yield/high risk bonds to less than 15% of its net assets.

Lower rated bonds and debt securities of distressed companies involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds or securities so affected.

The Fund may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds will be included in the Fund’s limit on investments in bonds rated below investment grade unless its portfolio manager deems such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. The Fund’s portfolio manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

The secondary market on which high-yield and distressed company securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

Please refer to the “Explanation of Rating Categories” section of the Prospectus for a description of bond rating categories.

Defaulted Securities

The Fund may hold defaulted securities if the portfolio manager believes, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Defaulted securities will be included in the Fund’s limit on investments in bonds rated below investment grade. The Fund will not invest in defaulted securities at the time of investment. Notwithstanding the portfolio manager’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

Financial and Market Risks.  Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

Disposition of Portfolio Securities.  Although the Fund generally will purchase securities for which its portfolio manager expects an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Fund will limit holdings of any such securities to amounts that the portfolio manager believes could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Fund’s ability to readily dispose of securities to meet redemptions.

Other.  Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Fund.

Futures, Options, and Other Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indices. The Fund may invest in derivative instruments such as futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on fixed-income or other securities, options on security and commodity indices, swaps, forward contracts, and structured investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations. (See “Income Dividends, Capital Gains Distributions, and Tax Status.”)

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:

Counterparty risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Index risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced by using collateral and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Futures Contracts.  The Fund may enter into contracts for the purchase or sale for future delivery of (i) fixed-income securities, foreign currencies, U.S. government securities and Treasuries; (ii) commodities, and commodity-linked derivatives (to the extent permitted by the Fund’s investment policies and the Internal Revenue Code); or (iii) contracts based on interest rates and financial indices, including indices of U.S. Government securities, foreign government securities, and indices of equity or fixed-income securities. In addition, the Fund may invest up to 10% of its assets in commodity futures. A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies, including, but not limited to: the S&P 500®; the S&P Midcap 400®; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; the LIBOR interest rate; the Euro Bund; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”) or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and currently are maintained in cash or certain other liquid assets held by the Fund. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM’s other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.

The Fund has filed a notice of eligibility for exemption from the definition of the term “commodity pool operator” in accordance with Rule 4.5 of the U.S. Commodity Exchange Act, as amended (“Commodity Exchange Act”) and, therefore, the Fund is not subject to regulation as a commodity pool operator under the Commodity Exchange Act. The Fund may enter into futures contracts and related options as permitted under Rule 4.5. Amendments to Rule 4.5 adopted in 2012, however, narrowed the exemption from the definition of commodity pool operator and effectively imposed additional restrictions on the Fund’s use of futures, options, and swaps. The Fund will become subject to increased CFTC regulation if the Fund invests more than a prescribed level of its assets in such instruments, or if the Fund markets itself as providing investment exposure to these instruments. If the Fund cannot meet the requirements of Rule 4.5, Janus Capital and the Fund would need to comply with certain disclosure, reporting, and recordkeeping requirements. Such additional requirements would potentially increase the Fund’s expenses, which could negatively impact the Fund’s returns.

The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt security.

If the Fund owns interest rate sensitive securities and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of the Fund’s interest rate futures contract would increase, thereby keeping the NAV of the Fund from declining as much as it may have otherwise. If, on the other hand, the portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk. If the portfolio manager’s view about the direction of interest rates is incorrect, the Fund may incur a loss as the result of investments in interest rate futures.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio manager still may not result in a successful use of futures.

Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Fund. The Fund’s performance could be worse than if the Fund had not used such instruments. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund’s current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests – for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities – which involves a risk that the futures position will not correlate precisely with the performance of the Fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund’s investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund’s other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its futures positions also could be impaired.

Options on Futures Contracts.  The Fund may buy and write put and call options on futures contracts. For example, such contracts may be made with respect to interest rates, commodities, foreign currencies, and security or commodity indices. A purchased option on a future gives the Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other options transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, the Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

Forward Contracts.  A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Fund may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes the Fund’s principal uses of forward foreign currency exchange contracts (“forward currency contracts”). The Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund’s assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). The Fund may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. The Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). The Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. The Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances the Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”). In addition, the Fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio.

These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Fund’s currency exposure from one foreign currency to another removes the Fund’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if the portfolio manager’s projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases which may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

The Fund does not exchange collateral on its forward contracts with its counterparties; however, the Fund will segregate cash or high-grade securities with its custodian in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund’s commitments with respect to such contracts. As an alternative to segregating assets, the Fund may buy call options permitting the Fund to buy the amount of foreign currency being hedged by a forward sale contract, or the Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund’s ability to utilize forward contracts may be restricted. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

Options on Foreign Currencies.  The Fund may buy and write options on foreign currencies either on exchanges or in the OTC market in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

The Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and the Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is “covered” if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with the Fund’s custodian.

The Fund also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, the Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Eurodollar Instruments.  The Fund may make investments in Eurodollar instruments, which are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Additional Risks of Options on Foreign Currencies, Forward Contracts, and Foreign Instruments.  Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC (with the exception of non-deliverable forwards) or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

Options on Securities.  In an effort to increase current income and to reduce fluctuations in NAV, the Fund may write covered and uncovered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. Examples of covering transactions include: (i) for a written put, selling short the underlying instrument at the same or higher price than the put’s exercise price; and (ii) for a written call, owning the underlying instrument. The Fund may write and buy options on the same types of securities that the Fund may purchase directly. The Fund may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date.

The Fund may cover its obligations on a put option by segregating cash or other liquid assets with the Fund’s custodian for a value equal to: (i) the full notional value of the put for physically settled options; or (ii) the in-the-money value of the put for cash settled options. The Fund may also cover its obligations on a put option by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held: (i) is equal to or greater than the exercise price of the put written; or (ii) is less than the exercise price of the put written if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with its custodian. The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The Fund may cover its obligations on a call option by segregating cash or other liquid assets with the Fund’s custodian for a value equal to: (i) the current market value, marked-to-market daily, of the underlying security (but not less than the full notional value of the call) for physically settled options; or (ii) the in-the-money value of the call for cash settled options. The Fund may also cover its obligations on a written call option by (i) owning the underlying security covered by the call or having an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund’s custodian) upon conversion or exchange of other securities held in its portfolio; or (ii) holding a call on the same security and in the same principal amount as the call written where the exercise price of the call held: (a) is equal to or less than the exercise price of the call written; or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with its custodian.

The Fund would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio manager believes that writing the option would achieve the desired hedge.

The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit the Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit the Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange (“Exchange”) on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

The Fund may write options in connection with buy-and-write transactions. In other words, the Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”), or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund’s return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

The Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

The Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that the Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated. When the Fund writes a straddle, sufficient assets will be segregated to meet the Fund’s immediate obligations. The Fund may segregate the same liquid assets for both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund expects to segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Options on Securities Indices.  The Fund may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor’s 100. Indices may also be based on a particular industry, market segment, or certain currencies such as the U.S. Dollar Index or DXY Index. The Fund may also purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

Options on Foreign Securities Indices.  The Fund may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Fund may also purchase and write OTC options on foreign securities indices.

The Fund may, to the extent allowed by federal and state securities laws, invest in options on foreign securities indices instead of investing directly in individual foreign securities. The Fund may also use foreign securities index options for bona fide hedging and non-hedging purposes.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Fund generally will only purchase or write such an option if Janus Capital believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless Janus Capital believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Fund’s portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio manager may be forced to liquidate portfolio securities to meet settlement obligations. The Fund’s activities in index options may also be restricted by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.

Other Options.  In addition to the option strategies described above and in the Prospectus, the Fund may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Fund may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of its net assets, when combined with all other illiquid investments of the Fund.

The Fund may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options may include outperformance options, yield curve options, or other spread options.

Outperformance Option – An option that pays the holder the difference in the performance of two assets. The value of an outperformance option is based on the relative difference, i.e. the percentage outperformance of one underlying security or index compared to another. Outperformance options allow the Fund to gain leveraged exposure to the percentage price performance of one security or index over another. The holder of an outperformance option will only receive payment under the option contract if a designated underlying asset outperforms the other underlying asset. If outperformance does not occur, the holder will not receive payment. The option may expire worthless despite positive performance by the designated underlying asset. Outperformance options are typically cash settled and have European-style exercise provisions.

Yield Curve Options – An option whose value is based on the yield spread or yield differential between two securities. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Spread Option – A type of option that derives its value from the price differential between two or more assets, or the same asset at different times or places. Spread options can be written on all types of financial products including equities, bonds, and currencies.

Swaps and Swap-Related Products.  The Fund may enter into swap agreements or utilize swap-related products such as total return swaps; equity swaps; interest rate swaps; commodity swaps; credit default swaps, including index credit default swaps (“CDXs”) and other event-linked swaps; swap agreements on security or commodity indices; swaps on ETFs; swaps on U.S. and foreign currencies, caps, and floors (in each instance, either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). The Fund may invest in currency exchange rate swap agreements. In addition, the Fund may enter into single-name credit default swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. The Fund may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund will usually enter into total return swaps and interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If there is a default by the other party to such a transaction, the Fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the over-the-counter market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now requires certain swap agreements to be centrally cleared. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions.

Some types of swaps are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Fund. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If the Fund wishes to execute a package of transactions that includes a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The Fund normally will not enter into any total return, equity, or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital’s guidelines may be adjusted in accordance with market conditions. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by an NRSRO will meet Janus Capital’s guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than other types of swaps.

There is no limit on the amount of total return or interest rate swap transactions that may be entered into by the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described above. Certain swaps, such as total return swaps, may add leverage to the Fund because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

Another form of a swap agreement is the credit default swap. The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement. The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

The Fund may invest in funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) CDXs or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets.

To the extent the Fund invests in CDXs, it is normally only permitted to take long positions in these instruments. A fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. A fund also normally indirectly bears its proportionate share of any expenses paid by a CDX in addition to the expenses of the fund. By investing in CDXs, a fund could be exposed to risks relating to, among other things, the reference obligation, illiquidity risk, counterparty risk, and credit risk.

Single-name credit default swaps enable the Fund to buy or sell protection against a credit event of a specific issuer. As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract. If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. The Fund as a seller of a single-name credit default swap could experience losses if the portfolio manager does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

In addition to the risks applicable to derivatives generally, single-name credit default swaps involve special risks because such securities may be difficult to value, are susceptible to liquidity and credit risk, and with respect to purchased protection, generally pay a return to the Fund only in the event of a credit event such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). With respect to illiquidity, if a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. The risks for cleared credit default swaps may be lower than for uncleared credit default swaps because, to the extent such a trading market is available, the counterparty is a clearinghouse. However, there is no assurance that a clearinghouse or its members will satisfy their obligations. In addition, unlike CDXs, single-name credit default swaps do not have the benefit of diversification across many issuers.

Regulations enacted by the CFTC under the Dodd-Frank Act require the Fund to clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, an FCM that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Forward Volatility Agreements.  The Fund also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, the Fund may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap.

Event-Linked Exposure.  The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or by implementing “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose the Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Options on Swap Contracts.  The Fund may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”). Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Recovery Locks.  The Fund may enter into recovery locks. A recovery lock is an agreement between two parties that provides for a fixed payment by one party and the delivery of a reference obligation, typically a bond, by the other party upon the occurrence of a credit event, such as a default, by the issuer of the reference obligation. Recovery locks are used to “lock in” a recovery amount on the reference obligation at the time the parties enter into the agreement. In contrast to a credit default swap where the final settlement amount may be dependent on the market price for the reference obligation upon the credit event, a recovery lock fixes the settlement amount in advance and is not dependent on the market price of the reference obligation at the time of the credit event. Unlike certain other types of derivatives, recovery locks generally do not involve upfront or periodic cash payments by either of the parties. Instead, payment and settlement occurs after there has been a credit event. If a credit event does not occur prior to the termination date of a recovery lock, the agreement terminates and no payments are made by either party. The Fund may enter into a recovery lock to purchase or sell a reference obligation upon the occurrence of a credit event.

Recovery locks are subject to the risk that Janus Capital will not accurately forecast the value of a reference obligation upon the occurrence of a credit event. For example, if the Fund enters into a recovery lock and agrees to deliver a reference obligation in exchange for a fixed payment upon the occurrence of a credit event, the value of the reference obligation or eventual recovery on the reference obligation following the credit event may be greater than the fixed payment made by the counterparty to the Fund. If this occurs, the Fund will incur a loss on the transaction. In addition to general market risks, recovery locks are subject to illiquidity risk, counterparty risk and credit risk. The market for recovery locks is relatively new and is smaller and less liquid than the market for credit default swaps and other derivatives. Elements of judgment may play a role in determining the value of a recovery lock. It may not be possible to enter into a recovery lock at an advantageous time or price. The Fund will only enter into recovery locks with counterparties that meet certain standards of creditworthiness.

Structured Investments.  A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.

Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify the Fund’s gains or losses. The risk of collateral debt obligations depends largely on the type of collateral securing the obligations. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.

Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, the Fund’s ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Fund may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Fund’s net assets, when combined with all other illiquid investments of the Fund.

Credit-Linked Securities. The Fund may invest in credit-linked securities. Credit-linked securities are types of structured products that are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed-income markets. For example, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk.

Commodity-Linked Notes.  Certain structured products may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked structured products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will only invest in commodity-linked structured products that qualify under applicable rules of the CFTC for an exemption from the provisions of the Commodity Exchange Act.

Structured Notes and Indexed Securities.  Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent the Fund invests in these notes and securities, however, Janus Capital analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Significant Market Events.  Economic downturns can prompt various economic, legal, budgetary, tax, and regulatory reforms across the globe. The 2008 financial crisis in both the U.S. and global economies resulted, in significant declines in value and liquidity worldwide across the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. The conclusion of this support, and/or failure of the measures put in place could negatively affect financial markets generally, as well as the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending.

The effect of these changes on the markets, and the practical implications for market participants, including the Funds, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The value of a Fund’s holdings is also generally subject to the risk of significant future local, national, or global economic disruptions or slowdowns in the markets in which a Fund invests. In the event of such an occurrence, the issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may require government assistance that is contingent on increased restrictions on their business operations or their government interventions. In addition, it is not certain that the U.S. government or foreign governments will intervene in response to a future market disruption and the effect of any such future intervention cannot be predicted.

On June 23, 2016, the United Kingdom voted via referendum to leave the EU, which immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. On March 29, 2017, the United Kingdom invoked a treaty provision that sets out the basics of a withdrawal from the EU and provides that negotiations must be completed within two years, unless all EU member states agree on an extension. There remains considerable uncertainty relating to the circumstances and potential consequences of an exit, the outcome of negotiations for the withdrawal and the terms of new trade agreements, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU, which may increase market volatility across the global economy. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Tax Risk

As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund. Refer to “Income Dividends, Capital Gain Distributions, and Tax Status” section for additional information regarding Fund taxation.

PORTFOLIO TURNOVER

The portfolio turnover rate of the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average of the value of the portfolio securities owned by the Fund during the year. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the fiscal year. A 100% portfolio turnover rate would occur, for example, if all of the securities held by the Fund were replaced once during the fiscal year. The Fund cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to turnover in the Fund’s Underlying Index, market conditions, changes in the size of the Fund, fluctuating volume of shareholder purchase and redemption orders and the nature of the Fund’s investments. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Fund performance.

The following table summarizes the portfolio turnover rate for the Fund for the period November 16, 2016 through October 31, 2017 and the fiscal year ended October 31, 2018.

Fund Name	Fiscal Year Ended October 31, 2018	Portfolio Turnover Rate For the Period November 16, 2016 through October 31, 2017
Janus Henderson Short Duration Income ETF	22%	44%

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Investment Company Holdings Disclosure Policies and Procedures adopted by the Fund’s Trustees are designed to ensure that the Fund’s portfolio holdings information is disclosed in a manner that (i) is consistent with applicable legal requirements and in the best interest of the Fund’s shareholders; (ii) does not put the interests of Janus Capital, ALPS Distributors, Inc., or any affiliated person of Janus Capital or ALPS Distributors, Inc., above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of Creation Units; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “entities” referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation members, subscribers to various fee-based subscription services, Authorized Participants, and other institutional market participants and entities that provide information for transactional services.

Disclosure of Portfolio Holdings in Accordance with SEC Exemptive Relief.  Each business day, the Fund’s portfolio holdings information is provided to ALPS Distributors, Inc. or other agent for dissemination through the facilities of the National Securities Clearing Corporation and/or other fee-based subscription services to National Securities Clearing Corporation members and/or subscribers to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings on the following business day. In addition, on each business day before commencement of trading in shares on the NYSE Arca, the Fund will disclose on janushenderson.com/info the identities and quantities of each portfolio position held by the Fund that will form the basis for the Fund’s calculation of the NAV per share at the end of the business day.

Disclosure of Portfolio Holdings as Required by Applicable Law.  The Fund is also required to disclose its complete holdings in the quarterly holdings report on Form N-Q (or any successor Form) within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020.

Daily access to information concerning the Fund’s portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and in providing administrative, operational, risk management, or other support to portfolio management; and (ii) to other personnel of Janus Capital, ALPS Distributors, Inc. and its affiliates, and the administrator, custodian, and fund accountant who deal directly with, or assist in, functions related to investment management, distribution, administration, custody, securities lending, and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with federal securities laws and regulations thereunder.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the National Securities Clearing Corporation. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital’s Chief Compliance Officer that the Fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. The Chief Compliance Officer reports to the Fund’s Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

Under extraordinary circumstances, Janus Capital’s Chief Compliance Officer or a designee has the authority to waive one or more provisions of, or make exceptions to, the Investment Company Holdings Disclosure Policies and Procedures when in the best interest of the Fund and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances.

INVESTMENT ADVISER

INVESTMENT ADVISER – JANUS CAPITAL MANAGEMENT LLC

As stated in the Prospectus, the Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is an indirect wholly-owned subsidiary of Janus Henderson Group plc (“JHG”). Janus Capital Group Inc., the direct parent of Janus Capital, completed a strategic combination with Henderson Group plc on May 30, 2017 to form JHG, doing business as Janus Henderson Investors.

The Fund’s Advisory Agreement is in effect for an initial term of two years and from year to year thereafter so long as such continuance is approved at least annually by the vote of a majority of the Fund’s Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Trustees”), and by either the Fund’s Trustees or the affirmative vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement: (i) may be terminated, without the payment of any penalty, by the Fund’s Trustees, or the vote of at least a majority of the outstanding voting securities of the Fund, or Janus Capital, on 60 days’ advance written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of the Fund.

The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund’s investments, provide office space for the Fund and certain other advisory-related services. Pursuant to the Advisory Agreement, under the unitary fee structure, the Fund pays Janus Capital a “Management Fee” in return for providing certain investment advisory, supervisory, and administrative services to the Fund. The fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the Management Fee, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses.

In rendering investment advisory services to the Fund, Janus Capital may use the portfolio management, research, and other resources of Kapstream Capital Pty Limited (Australia) (“Kapstream”), a foreign affiliate of Janus Capital. Kapstream employees may provide services to the Fund either as employees of Janus Capital or through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered adviser. Under the participating affiliate arrangement, Kapstream and its employees are considered “associated persons” of Janus Capital (as that term is defined in the Investment Advisers Act of 1940, as amended) and investment professionals from Kapstream may render portfolio management, research, and other services to the Fund, subject to supervision of Janus Capital. The responsibilities of both Janus Capital and Kapstream under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.

Janus Capital has received an exemptive order from the SEC that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).

Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and reallocate the Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have responsibility to oversee such subadviser to the Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. The order also permits the Fund to disclose subadvisers’ fees only in the aggregate. In the event that Janus Capital hires a new subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.

The Trustees and the initial shareholder of the Fund have approved the use of a manager-of-managers structure for the Fund.

Janus Capital also provides certain administration services necessary for the operation of the Fund, including, but not limited to, blue sky registration and monitoring services, and preparation of prospectuses.

You can request the Fund’s annual or semiannual reports (as they become available), free of charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, or by contacting a Janus representative at 1-800-668-0434. The reports are also available, free of charge, at janushenderson.com/info.

The Fund pays a monthly management fee to Janus Capital for its services. From commencement of operations on November 16, 2016, through October 31, 2018, the fee was based on the average daily net assets of the Fund and was calculated at the following annual rate.

Fund Name	Average Daily Net Assets of the Fund	Contractual Management Fees (%) (annual rate)
Janus Henderson Short Duration Income ETF	All Asset Levels	0.35

Effective November 1, 2018, the Fund implemented a new management fee rate schedule, as shown in the table below (expressed as an annual rate). The fee is based on the Fund’s daily net assets.

Fund Name	Daily Net Assets of the Fund	Contractual Management Fees (%) (annual rate)
Janus Henderson Short Duration Income ETF	$0-$500 million Next $500 million Over $1 billion	0.35 0.28 0.20

The following table summarizes the management fee paid by the Fund during the period from commencement of operations on November 16, 2016 through October 31, 2017 and the fiscal year ended October 31, 2018.

Fund Name	Fiscal Year Ended October 31, 2018	For the Period November 16, 2016 through October 31, 2017
Janus Henderson Short Duration Income ETF	$1,423,490	$222,976

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

From their own assets, Janus Capital or its affiliates pay selected brokerage firms or other financial intermediaries for making certain funds available to their clients or otherwise distributing, promoting or marketing the funds. Janus Capital or its affiliates make payments to one or more intermediaries for information about transactions and holdings in a fund, such as the amount of fund shares purchased, sold or held through the intermediary and or its salespersons, the intermediary platform(s) on which shares are transacted and other information related to a fund. Payments made to intermediaries may eliminate or reduce trading commissions that the intermediary would otherwise charge its customers or its salespersons in connection with the purchase or sale of certain funds. Payment by Janus Capital or its affiliates to eliminate or reduce a trading commission creates an incentive for salespersons of the intermediary to sell the Janus Henderson funds over other funds for which a commission would be charged. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different intermediaries. Janus Capital may determine to make payments based on any number of factors or metrics. For example, Janus Capital may make payments at year-end and/or other intervals in a fixed amount, an amount based upon an intermediary’s services at defined levels, an amount based upon the total assets represented by funds subject to arrangements with the intermediary, or an amount based on the intermediary’s net sales of one or more funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. Other factors may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, disposition and retention rates of assets held through the intermediary, the willingness to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings may differ from one intermediary to another and may change from time to time. As of the date of this SAI, Janus Capital and its affiliates have agreements with E-Trade Securities LLC and Morgan Stanley Smith Barney LLC to make payments out of their own assets related to the acquisition or retention of certain Janus Henderson ETFs. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.

With respect to non-exchange-traded Janus Henderson funds, Janus Capital or its affiliates may pay fees, from their own assets, to selected brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries that sell the Janus Henderson funds for distribution, marketing, promotional, or related services, and/or for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services. Shareholders investing through an intermediary should consider whether such arrangements exist when evaluating any recommendations from an intermediary.

In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Janus Henderson funds. Janus Capital or its affiliates may also pay intermediaries for the development of technology platforms and reporting systems. Janus Capital or its affiliates may make payments to participate in intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other funds (or non-investment company investments), with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund. Please contact your financial intermediary or plan sponsor for details on such arrangements.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

Janus Capital acts as adviser to a number of mutual funds and exchange-traded funds. In addition, it acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts, as well as other pooled investment vehicles, such as hedge funds. Janus Capital has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. As such, investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital.

Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts’ ability to participate in volume transactions may produce better executions and prices for the accounts.

With respect to allocations of initial public offerings of equity securities or syndicate offerings of bonds (each a “Primary Offering”), under Primary Offering allocation procedures adopted by Janus Capital, an account may participate in a Primary Offering if the portfolio managers believe the Primary Offering is an appropriate investment based on the account’s investment restrictions, risk profile, asset composition, and/or cash levels. For equity securities, these Primary Offering allocation procedures generally require that all shares purchased in a Primary Offering be allocated on a pro rata basis to all participating accounts based upon the total assets of each account. For syndicated bond offerings, the Primary Offering procedures generally require that all bonds purchased be allocated on a pro rata basis to all participating accounts within the same investment strategy (as opposed to pro rata across all participating accounts). To the extent a fund, such as a new fund, has only affiliated shareholders, such as a portfolio manager or an adviser, and the fund participates in a Primary Offering, those shareholders may be perceived as receiving a benefit and, as a result, may have a conflict with management of the fund.

Janus Capital is permitted to adjust its allocation procedures to address fractional shares, odd lots, or minimum issue sizes. In certain circumstances, and subject to its allocation procedures, Janus Capital may deviate from a pro-rata allocation to account for allocation sizes that are deemed, by the portfolio managers, to be de minimis to certain eligible accounts or to address situations specific to individual accounts (e.g., cash limitations, position weightings, etc.). Participation in Primary Offerings may impact performance. In particular, the allocation of securities may have the unintended consequence of having a greater impact (positive or negative) on the performance of one or more accounts compared to other accounts.

Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.

Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described. In addition, procedures prohibit a portfolio manager from executing a short sale on a security held long in any other portfolio that he or she manages but is not held long in the account in which the portfolio manager is placing the short. Note this does not prohibit shorting against the box. The procedures also require approvals of Janus Capital senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus Henderson funds and accounts.

The Fund and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Pursuant to the provisions of the 1940 Act, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All funds are eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. In addition, Janus Capital receives an investment advisory fee for managing the cash management vehicle used for its securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective portfolio managers. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

ALPS Distributors, Inc.’s Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Trustees have approved a Code of Ethics adopted by ALPS Distributors, Inc. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Code of Ethics applies to the personal investing activities of ALPS Distributors, Inc. (“Access Persons”). Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Code of Ethics, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Code of Ethics permits personnel subject to the Code to invest in securities subject to certain limitations, including securities that may be purchased or held by the Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Code of Ethics is on file with the SEC, and is available to the public.

Janus Capital Personal Code of Ethics

Janus Capital currently has in place the Personal Code of Ethics, which is comprised of the Personal Account Dealing Policy, the Gift and Entertainment Received Policy, the Outside Business Activities Policy, and the Political Activities Policy. The Personal Code of Ethics is designed to ensure Janus Capital personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Personal Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) refrain from using any material nonpublic information in securities trading. The Personal Code of Ethics is on file with and available from the SEC through the SEC website at http://www.sec.gov.

Under the Personal Account Dealing Policy, all Janus Capital personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Personal Account Dealing Policy. All personnel of Janus Capital and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Personal Account Dealing Policy.

In addition to the pre-clearance requirement described above, the Personal Account Dealing Policy subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Personal Account Dealing Policy and under certain circumstances Janus Capital personnel may be required to forfeit profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES

The Fund’s Trustees have delegated to Janus Capital the authority to vote all proxies relating to the Fund’s portfolio securities in accordance with Janus Capital’s own policies and procedures. A summary of Janus Capital’s policies and procedures is available without charge: (i) upon request, by calling 1-800-525-0020; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

A complete copy of Janus Capital’s proxy voting policies and procedures, including specific guidelines, is available at janushenderson.com/proxyvoting.

The Fund’s proxy voting record for the one-year period ending each June 30th is available, free of charge, through janushenderson.com/proxyvoting and from the SEC through the SEC’s website at http://www.sec.gov.

JANUS CAPITAL MANAGEMENT LLC PROXY VOTING SUMMARY FOR THE FUND

Janus Capital seeks to vote proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service, Institutional Shareholder Services Inc. (the “Proxy Voting Service”), subject to specific provisions in a client’s account documentation related to exception voting.

Proxy Voting Procedures

Janus Capital has adopted proxy voting procedures (the “Proxy Voting Procedures”) and developed proxy voting guidelines (the “Janus Guidelines”) that are intended to ensure that votes are cast in the best interest of clients and shareholders, including by mitigating any potential conflicts of interest.

The Janus Guidelines outline how Janus Capital generally votes proxies for securities held in the funds and accounts it manages. The Janus Guidelines, which include recommendations on most major corporate issues, are developed by the Janus Henderson Proxy Voting Committee (the “Proxy Voting Committee”) in consultation with Janus Capital’s portfolio managers. The Proxy Voting Committee is composed of representatives from the Office of the Treasurer, Denver Operations Control, the Governance and Responsible Investing Team, and Compliance and one or more portfolio management representatives; and assisted by non-voting members from the Legal group. The Proxy Voting Committee also engages the Proxy Voting Service to provide research and recommendations on policies and guidelines.

Although Janus Capital has created the Proxy Voting Committee to provide guidance on general proxy issues and engaged the Proxy Voting Service to provide research and recommendations on specific ones, Janus Capital’s portfolio managers are ultimately responsible for voting proxies. The Proxy Voting Procedures and Janus Guidelines identify votes where portfolio manager input is neither requested nor required along with votes where portfolio manager input is requested or required. The portfolio managers have elected to generally vote in accordance with the Janus Guidelines, in accordance with the Proxy Voting Service recommendation where portfolio manager input is required, or in accordance with the votes of another portfolio manager that also holds those securities if that other portfolio manager is better situated to make a determination on the particular proxy issue and instructs a vote contrary to the Janus Guidelines or to the Proxy Voting Service recommendation.

Certain Funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a Fund cannot vote the shares. The portfolio managers have discretion to pull back lent shares before proxy record dates and vote proxies if time permits.

The Proxy Voting Committee’s oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, the potential for conflicts of interest exists in instances where a portfolio manager has discretion to vote differently than the Janus Guidelines. On a quarterly basis, the Proxy Voting Committee reviews records of any votes that were cast differently than the Janus Guidelines and the related rationales for such votes. Additionally, and in instances where a portfolio manager proposes to vote a proxy inconsistent with the Janus Guidelines and a potential conflict is identified, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager’s rationale is reasonable, the Proxy Voting Committee will refer the matter to the appropriate Chief Investment Officer(s) (or Director of Research in his/her absence) to determine how to vote.

Proxy Voting Policies

As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

Board of Directors Issues

Janus Capital: (i) will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors; (ii) will generally vote in favor of proposals to increase the minimum number of independent directors; and (iii) will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

Auditor Issues

Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

Equity and Executive Compensation Issues

Janus Capital reviews equity compensation-related proposals on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify plan features and grant practices that demonstrate good stewardship of investors’ interests regarding executive compensation. Janus Capital will generally vote against plans if the estimated cost is above the allowable cap (an industry-specific, market cap-based amount calculated by the Proxy Voting Service) and/or plan features and grant practices are determined to be misaligned with maximizing shareholder value. Proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period) will generally be opposed. Janus Capital will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained (as determined by Janus Capital).

General Corporate Issues

Janus Capital: (i) will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers); (ii) will generally oppose proposals for different classes of stock with different voting rights; and (iii) will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers, unless such measures are designed primarily as a short-term means to protect a tax benefit or are structured in a way that give shareholders the ultimate decision on any proposal or offer, and are proposed in a transparent and independent fashion. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

Shareholder Proposals

If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital’s first priority is to act as a fiduciary in the best financial interests of its clients. Janus Capital recognizes that environmental, social, moral, or ethical issues present risks and opportunities that can have an impact on company financial performance. Janus Capital strives to balance these issues in a manner consistent with its fiduciary obligations. Janus Capital will generally vote with management on these matters unless it identifies areas of weakness or deficiency relative to peers and/or industry best practices or it feels that management has failed to adequately respond to shareholder concerns. In such instances Janus Capital will review these matters on a case-by-case basis, consistent with its fiduciary obligations to clients. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN AFFILIATIONS

State Street Bank and Trust Company (“State Street” or the “Custodian”), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Fund and of an affiliated cash management pooled investment vehicle. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Fund’s securities and cash held outside the United States. The Fund’s Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Fund’s assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund. State Street also serves as transfer agent for the shares of the Fund (“Transfer Agent”).

State Street also provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an Agreement with Janus Capital, on behalf of the Fund. Janus Capital may cancel this Agreement at any time with 90 days’ notice. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, per Fund, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator.

The following table summarizes the fees received by State Street for custodian, transfer agent and sub-administrative services for the fiscal year ended October 31, 2018 and for the period of commencement of operations on November 16, 2016 through October 31, 2017 for the Fund.

Fund Name	Fiscal Year Ended October 31, 2018	Period of Commencement of Operations on November 16, 2016 through October 31, 2017
Janus Henderson Short Duration Income ETF	$252,888	$130,519

Pursuant to agreements with Janus Capital on behalf of the Fund, State Street Global Markets, an affiliate of State Street, may execute portfolio transactions for the Fund, including but not limited to, transactions in connection with cash in lieu transactions (as described under Fund Deposit) for foreign securities.

ALPS Distributors, Inc. (“ALPS” or the “Distributor”), 1290 Broadway, #1100, Denver, Colorado 80203-5603 is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). ALPS acts as the agent of the Fund in connection with the sale of its shares in all states in which such shares are registered and in which ALPS is qualified as a broker-dealer. Under the Distribution Agreement, ALPS offers Creation Units of the Fund’s shares on an ongoing basis.

Pursuant to an agreement with ALPS, Janus Distributors LLC (dba “Janus Henderson Distributors”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, and a member of FINRA, may provide marketing and promotional services on behalf of the Fund. Janus Henderson Distributors does not receive any compensation from the Fund or ALPS for such services.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Janus Capital places all portfolio transactions of the Fund. Janus Capital has a policy of seeking to obtain the “best execution” of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital may occasionally pay higher commissions for research services as described below. The Fund may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers’ commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital’s knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. To constitute eligible “research services,” such services must qualify as “advice,” “analyses,” or “reports.” To determine that a service constitutes research services, Janus Capital must conclude that it reflects the “expression of reasoning or knowledge” relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible “brokerage services,” such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital’s own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer’s sale of Fund shares when choosing a broker-dealer to effect transactions.

“Cross trades,” in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the Fund’s Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus Henderson fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a fund involved in a cross trade.

For the fiscal year ended October 31, 2018, the total brokerage commissions paid by the Fund to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Fund are summarized below.

Fund Name	Fiscal Year Ended October 31, 2018
	Commissions	Transactions
Janus Henderson Short Duration Income ETF	$0	$0

Janus Capital does not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital does, however, have internal procedures for allocating transactions in a manner consistent with its execution policies to brokers that it has identified as providing research, research-related products or services, or execution-related services of a particular benefit to its clients. Janus Capital has entered into client commission agreements (“CCAs”) with certain broker-dealers under which the broker-dealers may use a portion of their commissions to pay third parties or other broker-dealers that provide Janus Capital with research or brokerage services, as permitted under Section 28(e) of the Securities Exchange Act of 1934. CCAs allow Janus Capital to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third parties or other broker-dealers for research or brokerage services. All uses of CCAs by Janus Capital are subject to applicable law and their best execution obligations. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital, and such research may not necessarily be used by Janus Capital in connection with the same accounts that paid commissions to the broker providing such brokerage and research products and services. Such products and services may not always be used in connection with management of the Fund. Similarly, research and brokerage services paid for with commissions generated by equity trades may be used for fixed-income clients that normally do not pay brokerage commissions or other clients whose commissions are generally not used to obtain such research and brokerage services.

Janus Capital may also use step-out transactions in order to receive research products and related services. In a step-out transaction, Janus Capital directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but “step-out” all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the stepped-in portion. In a new issue designation, Janus Capital directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital directs that broker-dealer to designate a portion of the broker-dealer’s commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital’s receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital has an incentive to continue to engage in such transactions; however, Janus Capital only intends to utilize step-out transactions and new issue designations when it believes that doing so would not hinder best execution efforts.

When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital, better prices and executions will be achieved through the use of a broker.

Creation or redemption transactions, to the extent consisting of cash, may require the Fund to contemporaneously transact with broker-dealers for purchases of Deposit Securities (as defined under Fund Deposit) or sales of Fund Securities (as defined under Redemption of Creation Units), including any foreign exchange, as applicable. Such transactions with a particular broker-dealer may be conditioned upon the broker-dealer’s agreement to transact at guaranteed price levels in order to reduce transaction costs the Fund would otherwise incur as a consequence of settling creation or redemption baskets in cash rather than in-kind.

The following table summarizes the total amount of brokerage commissions paid by the Fund during the fiscal year ended October 31, 2018 and the period from November 16, 2016 through October 31, 2017.

Fund Name	Fiscal Year Ended October 31, 2018	For the Period November 16, 2016 through October 31, 2017
Janus Henderson Short Duration Income ETF	$8,713	$1,768

Brokerage commissions paid by the Fund may vary significantly from year to year because of portfolio turnover rates, varying market conditions, changes to investment strategies or processes, and other factors.

As of October 31, 2018, the Fund owned securities of its regular broker-dealer (or parents) as shown below.

Fund Name	Name of Broker-Dealer	Value of Securities Owned
Janus Henderson Short Duration Income ETF	Goldman Sachs & Co	$16,810,000

SHARES OF THE TRUST

NET ASSET VALUE DETERMINATION

As stated in the Fund’s Prospectus, the net asset value (“NAV”) of the shares of the Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV of the Fund is computed by dividing the net assets by the number of the Fund’s shares outstanding. Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). In determining NAV, equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. If applicable, equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis.

Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund’s NAV is not calculated. The Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

Rule 12b-1 under the 1940 Act, as amended, (the “Rule”) provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted a Rule 12b-1 Distribution Plan (“Rule 12b-1 Plan”) pursuant to which the Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts. ALPS, as the Fund’s principal underwriter, and Janus Capital may have a direct or indirect financial interest in the Rule 12b-1 Plan or any related agreement. Pursuant to the Rule 12b-1 Plan, the Fund may pay a fee of up to 0.25% of the Fund’s average daily net assets. No Rule 12b-1 fee is currently being charged to the Fund.

The Rule 12b-1 Plan was approved by the Board, including a majority of the Independent Trustees of the Fund. In approving each Rule 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Fund and its shareholders.

The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so and the imposition of or increase in the 12b-1 fee is first approved by the Fund’s shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Participant Agreement (as defined below), on any Business Day (as defined below).

A “Business Day” with respect to the Fund is each day the Listing Exchange is open, which excludes weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day.

Fund Deposit

The consideration for purchase of Creation Units of the Fund will generally consist of cash. If creations are not conducted in cash, the consideration for purchase of Creation Units of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which will be applicable (subject to possible amendment or correction) to creation requests received in proper form. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.

The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit. The Fund generally offers Creation Units wholly for cash.

Janus Capital makes available through the NSCC on each Business Day prior to the opening of business on the Listing Exchange, the list of names and the required number or par value of each Deposit Security, if any, and the amount of the Cash Component to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for the Fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of the Fund until such time as the next-announced Fund Deposit is made available.

The identity and number or par value of the Deposit Securities change pursuant to changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by Janus Capital with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Fund’s portfolio.

The Fund reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through Depository Trust Company (“DTC”) or the Clearing Process (as discussed below). If permitted by applicable laws to offer Creation Units of the Fund in exchange for the Fund Deposit, the Fund also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which (i) the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities or other local laws or (ii) the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations. In the case of transactions involving “cash in lieu” amounts, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. If a purchase or redemption consists solely or partially of cash and the Fund places a brokerage transaction for portfolio securities with a third party broker, an Authorized Participant or its affiliated broker-dealer, the broker or the Authorized Participant (or an affiliated broker-dealer of the Authorized Participant) may be required, in its capacity as broker-dealer with respect to that transaction, to cover certain brokerage, tax, foreign exchange, execution, and market impact costs through a brokerage execution guarantee.

Procedures for Creating Creation Units

To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an “Authorized Participant.” All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Role of the Authorized Participant

Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor. Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through a non-Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor. The Distributor and Transfer Agent have adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor, Transfer Agent, and their agents in connection with creation and redemption transactions, as applicable.

Placement of Creation Orders

Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by the Custodian or a subcustodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the Custodian or subcustodian for such Central Depository Account generally before 2:00 p.m., Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the second business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian generally before 3:00 p.m., Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor, provided that the relevant Fund Deposit has been received by the Fund prior to such time.

Purchase Orders

To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of the Fund, in proper form, by the Cutoff Time (as defined below). The Distributor or its agent will notify Janus Capital and the Custodian of such order. The Custodian will then provide such information to any appropriate subcustodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

The Authorized Participant is responsible for any and all expenses and costs incurred by the Fund, including any applicable cash amounts, in connection with any purchase order.

Timing of Submission of Purchase Orders

An Authorized Participant must submit an irrevocable order to purchase shares of the Fund generally before 3:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. Notwithstanding the foregoing, the Fund may, but is not required to permit orders until 4:00 p.m., Eastern time, or until the market closes (in the event the Listing Exchange closes early). On days when the Listing Exchange or bond markets close earlier than normal (or on days where the bond market is closed but the Listing Exchange is open), the Fund may require orders to create or redeem creation units to be placed earlier in the day. Creation Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Orders to create shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant foreign market are closed may be charged the maximum additional charge for Creation Unit transactions as set forth in this SAI to account for transaction costs incurred by the Fund. The Fund’s deadline specified above for the submission of purchase orders is referred to as the Fund’s “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor’s or its Transfer Agent’s proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance. However, to account for transaction costs otherwise incurred by the Fund, an Authorized Participant that submits an order to the Distributor after the Cutoff Time stated above, may be charged the maximum additional charge for Creation Unit transactions as set forth in this SAI.

Acceptance of Orders for Creation Units

Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to the Fund’s right (and the right of the Distributor and Janus Capital) to reject any order until acceptance, as set forth below.

Once the Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or Janus Capital, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and Janus Capital make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Fund, Transfer Agent, subcustodian, and Distributor or their agents are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a Creation Unit

Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor or its agent and Janus Capital shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit. Creation Units for the Fund typically are issued on a “T+2 basis” (i.e., two Business Days after trade date). However, as discussed in “Regular Holidays,” the Fund reserves the right to settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets, as applicable, of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security) and in certain other circumstances.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 105%, which percentage Janus Capital may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the Fund’s then-effective procedures. The only collateral that is acceptable to the Fund is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund’s current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.

Costs Associated with Creation Transactions

A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee will be charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction. Authorized Participants will also bear the costs of transferring the Deposit Securities to the Fund. If a purchase or redemption consists solely or partially of cash, the Authorized Participant may be required to pay an additional transaction charge (up to the maximum amounts shown in the table below) to cover brokerage and certain other costs related to a creation or redemption transaction. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.

The following table shows, as of the date of this SAI, the approximate value of one Creation Unit standard fees and maximum additional charges for creations and redemptions (as described above):

Approximate Value of a Creation Unit	Creation Unit Size**	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$2,500,000	50,000	$500	1.00%	1.00%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
**	Creation Units are a specified number of shares, at least 25,000, and generally multiples of 5,000 above 25,000. Janus Capital may modify the Creation Unit size with prior notification to the Fund’s Authorized Participants.

In addition to the transaction fees listed above, the Fund may charge an additional variable fee for non-standard order and creations and redemptions in whole or partial cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and Janus Capital’s view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by the Fund with respect to that transaction.

Variable Charge (as a percentage of the net asset value per Creation Unit)
Janus Henderson Short Duration Income ETF	0.01%

Redemption of Creation Units

Shares of the Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Transfer Agent or its agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.

The Fund generally redeems Creation Units in-kind plus any Cash Amount due. Please see the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Fund.

Janus Capital will make available through the NSCC, prior to the opening of business on the Listing Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash (the “Cash Amount,” as described below). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable in order to effect redemptions of Creation Units of the Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.

The redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).

The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security. The Trust also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which: (i) the delivery of a Fund Security to the Authorized Participant would be restricted under applicable securities or other local laws; or (ii) the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

Cash Redemption Method

Although the Trust does not ordinarily permit partial or full cash redemptions of Creation Units of the Fund, when partial or full cash redemptions of Creation Units are available or specified (Creation Units of the Fund are generally redeemed in-kind), they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.

Costs Associated with Redemption Transactions

A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction. Authorized Participants will also bear the costs of transferring the Fund Securities from the Fund to their account on their order. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.

Placement of Redemption Orders

Redemption requests for Creation Units of the Fund must be submitted to the Transfer Agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Fund generally before 3:00 p.m., Eastern time on any Business Day, in order to receive that day’s NAV. On days when the Listing Exchange or bond markets close earlier than normal (or on days where the bond market is closed but the Listing Exchange is open), the Fund may require orders to create or redeem creation units to be placed earlier in the day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.

The Authorized Participant must transmit the request for redemption in the form required by the Fund to the Transfer Agent or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Transfer Agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on the applicable Business Day, (ii) a request in form satisfactory to the Fund is received by the Transfer Agent or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by 10:00 a.m., Eastern time on the Business Day next following the day that the redemption request is received, the redemption request may be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, the Transfer Agent or its agent shall notify the Fund of such redemption request. The tender of an investor’s shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.

Deliveries of redemption proceeds by the Fund generally will be made within two Business Days (i.e., “T+2”). Further, as discussed in “Regular Holidays” , the Fund reserves the right to settle redemption transactions and deliver redemption proceeds on another basis to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances. “Regular Holidays” identifies the instances, if any, where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, the Trust will make delivery of redemption proceeds within the number of days stated in “Regular Holidays” to be the maximum number of days necessary to deliver redemption proceeds.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Fund may in its discretion exercise the option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.

Although the Trust does not ordinarily permit cash redemptions of Creation Units, in the event that cash redemptions are permitted or required by the Trust, proceeds will be paid to the Authorized Participant redeeming shares as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in “Regular Holidays” in which more than seven calendar days would be needed).

To the extent contemplated by an Authorized Participant’s agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund, at or prior to 10:00 a.m., Eastern time on the Listing Exchange business day after the date of submission of such redemption request, the Transfer Agent or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105%, which percentage Janus Capital may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m., Eastern time on the day after the date of submission of such redemption request and shall be held by the Custodian and marked-to-market daily. The fees of the Custodian and any subcustodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Fund to acquire shares of the Fund at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Fund of purchasing such shares, plus the value of the Cash Amount, and the value of the cash collateral.

Because the portfolio securities of the Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase or sell shares of the Fund on the Listing Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

Taxation on Creations and Redemptions of Creation Units

An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased (plus any cash received by the Authorized Participant as part of the issue) over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for Deposit Securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the Deposit Securities (plus any cash received by the Authorized Participant as part of the redemption). However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.

Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

Regular Holidays

For every occurrence of one or more intervening holidays in the applicable foreign market or U.S. bond market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market or U.S. bond market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market or U.S. bond market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

In calendar year 2019, the dates of U.S. regular holidays affecting the relevant securities markets in which a Fund invests are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):

2019
January 1 January 15 February 19 March 30 May 28 July 4 September 3 November 22 December 25

In the calendar year 2019 (the only year for which holidays are known at the time of this SAI filing), the dates of non-U.S. regular holidays affecting the relevant securities markets in which the Fund invests are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets). The table below may not include all foreign bank holidays, which may also delay the settlement period.

2019

Australia	Austria	Belgium	Bermuda	Brazil
January 1 January 28 March 4 March 11 April 19 April 22 April 23 April 25 May 6 May 27 June 3 June 10 August 5 September 30 October 7 November 5 December 24 December 25 December 26 December 31	January 1 April 19 April 22 May 1 December 25 December 26	January 1 April 19 April 22 May 1 December 24 December 25 December 26 December 31	January 1 April 19 May 31 June 17 August 1 August 2 September 2 November 4 November 11 December 25 December 26	January 1 April 19 April 22 May 1 December 25 December 26

Canada	Chile	China	Columbia	Denmark
January 1 January 2 February 18 April 19 May 20 June 24 July 1 August 5 September 2 October 14 November 11 December 25 December 26	January 1 April 19 May 1 May 21 July 16 August 15 September 18 September 19 September 20 October 31 November 1 December 25 December 31	January 1 February 4 February 5 February 6 February 7 February 8 April 5 May 1 June 7 September 13 October 1 October 2 October 3 October 4 October 7	January 1 January 7 March 25 April 18 April 19 June 3 June 24 July 1 August 7 August 19 October 14 November 4 November 11 December 25	January 1 April 19 April 22 May 1 May 8 July 5 October 28 December 24 December 25 December 26

Finland	France	Germany	Greece	Hong Kong
January 1 April 19 April 22 May 1 May 30 June 21 December 6 December 24 December 25 December 26 December 31	January 1 March 19 March 22 May 1 December 25 December 26	January 1 April 19 April 22 May 1 December 25 December 26	January 1 March 11 March 25 April 19 April 22 April 26 April 29 May 1 June 17 August 15 October 28 December 24 December 25 December 26	January 1 February 4 February 5 February 6 April 5 April 19 April 22 May 1 May 13 June 7 July 1 September 25 October 1 October 7 December 24 December 25 December 26 December 31

India	Indonesia	Ireland		Israel
February 19 March 4 March 21 April 17 April 19 May 1 June 5 August 12 August 15 September 2 September 10 October 2 October 8 October 28 November 12 December 25	January 1 February 5 March 7 April 3 April 19 May 1 June 3 June 4 June 5 June 6 June 7 December 24 December 25 December 31	January 1 March 17 April 19 April 22 May 6 June 3 August 5 October 28 December 25 December 26 December 27

March 21

April 21

April 22

April 23

April 24

April 25

May 8

May 9

June 9

August 11

September 29

September 30

October 1

October 8

October 9

October 13

October 14

October 15

October 16

October 17

October 20

October 21

The Israeli market is closed every Friday.

Italy	Japan	Luxembourg	Malaysia	Mexico
January 1 April 19 April 22 May 1 August 15 December 24 December 25 December 26 December 31	January 1 January 2 January 3 January 14 February 11 March 21 April 29 May 3 May 6 July 15 August 12 September 16 September 23 October 14 November 4 December 31	January 1 April 19 April 22 May 1 December 24 December 25 December 26 December 31	January 1 January 21 February 1 February 5 February 6 May 1 May 20 May 22 June 4 June 5 June 6 August 12 September 2 September 9 September 16 October 28 December 25	January 1 February 4 March 14 April 18 April 19 May 1 September 16 November 18 December 12 December 25

Netherlands	New Zealand	Norway	Philippines	Poland
January 1 April 19 April 22 May 1 December 24 December 25 December 26 December 31	January 1 January 2 February 6 April 19 April 22 April 25 June 3 October 28 December 25 December 26	January 1 April 17 April 18 April 19 April 22 May 1 May 17 May 30 June 10 December 24 December 25 December 26 December 31	January 1 February 5 February 25 April 9 April 18 April 19 May 1 June 12 August 21 August 26 November 1 December 24 December 25 December 30 December 31	January 1 January 6 April 21 April 22 May 1 May 3 June 9 June 20 August 15 November 1 November 11 December 25 December 26

Portugal	Singapore	South Africa	South Korea	Spain
January 1 April 19 April 22 May 1 December 24 December 25 December 26 December 31	January 1 February 5 February 6 April 19 May 1 May 20 June 5 August 9 August 12 October 28 December 25	January 1 March 21 April 19 April 22 May 1 June 17 August 9 September 24 December 16 December 25 December 26	January 1 February 4 February 5 February 6 March 1 May 1 May 5 May 6 June 6 August 15 September 12 September 13 October 3 October 9 December 25 December 31	January 1 April 19 April 22 May 1 December 24 December 25 December 26 December 31

Sweden	Switzerland	Taiwan	Thailand	United Kingdom
January 1 April 18 April 19 April 22 April 30 May 1 May 29 May 30 June 6 June 21 November 1 December 24 December 25 December 26 December 31	January 1 January 2 April 19 April 22 May 1 May 30 June 10 August 1 December 24 December 25 December 26 December 31	January 1 January 31 February 1 February 4 February 5 February 6 February 7 February 8 February 28 March 1 April 4 April 5 May 1 June 7 September 13 October 10 October 11	January 1 January 2 March 1 April 6 April 13 April 16 May 1 May 29 July 27 July 30 August 13 October 15 October 23 December 5 December 10 December 31	January 1 April 19 April 22 May 6 May 27 August 26 December 24 December 25 December 26 December 31

The longest redemption cycle for foreign funds is a function of the longest redemption cycle among the countries whose securities comprise the Fund. In the calendar year 2019 (the only year for which holidays are known at the time of this SAI filing), the dates of the regular holidays affecting the following securities markets present the worst-case (longest) redemption cycle* for foreign funds as follows:
Settlement Periods greater than Seven Days for Year 2019:

	Beginning of Settlement	Period End of Settlement	Number of Days in Settlement Period
Australia	4/18/2019 12/19/2019 12/20/2019 12/23/2019 12/27/2019 12/30/2019	4/26/2019 12/27/2019 12/30/2019 1/2/2020 1/3/2020 1/6/2020	8 8 10 10 7 7
Brazil	2/27/2019 2/28/2019 3/1/2019	3/7/2019 3/8/2019 3/11/2019	8 8 10
China	1/30/2019 1/31/2019 2/1/2019 9/26/2019 9/27/2019 9/30/2019	2/11/2009 2/12/2019 2/13/2019 10/8/2019 10/9/2019 10/10/2019	12 12 12 12 12 10
Denmark	12/19/2019 12/20/2019 12/23/2019	12/27/2019 12/30/2019 1/2/2020	8 10 10
Finland	12/19/2019 12/20/2019 12/23/2019	12/27/2019 12/30/2019 1/2/2020	10 8 10
Germany	12/19/2019 12/20/2019 12/23/2019	12/27/2019 12/30/2019 1/2/2020	8 10 10
Greece	12/19/2019 12/20/2019 12/23/2019	12/27/2019 12/30/2019 12/31/2019	8 10 8
Hong Kong	1/31/2019 2/1/2019 2/4/2019	2/8/2019 2/11/2019 2/12/2019	8 10 8
Indonesia	5/29/2019 5/31/2019	6/10/2019 6/11/2019	12 11
Israel	2/1/2019 4/18/2019 10/7/2019 10/10/2019	2/11/2019 4/28/2019 10/15/2019 10/22/2019	10 10 8 12
Italy	12/19/2019 12/20/2019 12/23/2019	12/27/2019 12/30/2019 1/2/2020	8 10 10
Japan	12/26/2019 12/27/2019 12/30/2019	1/6/2020 1/7/2020 1/8/2020	11 11 9
Malaysia	1/29/2019 1/30/2019 1/31/2019 5/30/2019 5/31/2019 6/3/2019	2/7/2019 2/8/2019 2/11/2019 6/7/2019 6/10/2019 6/11/2019	9 9 11 8 10 8
New Zealand	4/18/2019	4/26/2019	8

	Beginning of Settlement	Period End of Settlement	Number of Days in Settlement Period
Norway	4/15/2019 4/16/2019 12/19/2019 12/20/2019 12/23/2019	4/23/2019 4/24/2019 12/27/2019 12/30/2019 1/2/2020	8 8 8 10 10
Philippines	12/23/2019 12/26/2019 12/27/2019	1/2/2020 1/3/2020 1/6/2020	10 8 10
Poland	12/19/2019 12/20/2019 12/23/2019	12/27/2019 12/30/2019 1/2/2020	8 10 10
South Africa	4/6/2019 4/12/2019 4/15/2019 4/16/2019 4/17/2019 4/18/2019 4/19/2019 12/19/2019 12/20/2019 12/23/2019 12/24/2019	4/12/2019 4/23/2019 4/24/2019 4/25/2019 4/26/2019 4/29/2019 4/29/2019 12/30/2019 12/31/2019 1/1/2020 1/2/2020	8 11 9 9 9 11 10 11 11 9 9
South Korea	1/30/2019 1/31/2019 2/1/2019	2/7/2019 2/8/2019 2/11/2019	8 8 10
Switzerland	12/19/2019 12/20/2019 12/23/2019	12/27/2019 12/30/2019 1/2/2020	8 10 10
Sweden	12/21/2018	1/2/2019	11
Taiwan	1/29/2019 1/30/2019	2/11/2019 2/12/2019	13 13

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAX STATUS

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Fund.

Dividends from net investment income are generally declared and distributed to shareholders monthly. It is a policy of the Fund to make distributions of any realized net capital gains at least annually. Any net capital gains realized during each fiscal year are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well.

Fund Taxation

The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to federal income tax on its taxable income at the applicable corporate income tax rate. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends-received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for “qualified dividend income.” In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

Certain transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible. In certain circumstances, the Fund may be required to accrue income on an investment prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. In certain cases, the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it generally will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.

The Fund may purchase securities of certain foreign corporations considered to be passive foreign investment companies under the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Fund, the Fund may make various elections permitted by the tax laws. However, these elections could require that the Fund recognize taxable income, which in turn must be distributed even though the Fund may not have received any income upon such an event.

Some foreign securities purchased by the Fund may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year and the Fund qualifies under Section 853 of the Internal Revenue Code, the Fund may elect to pass through such taxes to shareholders. If the Fund makes such an election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim either a foreign tax credit or deduction for such taxes, subject to certain limitations. If such election is not made by the Fund, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income.

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, treasury regulations, and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character, and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes, or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

Generally, the character of the income or capital gains that the Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Shareholder Taxation

Shareholders will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions from the Fund’s net investment income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to shareholders as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. Because the income of the Fund is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid by the Fund is anticipated to be qualified dividend income. Distributions of the Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long shares of the Fund were held. Long-term capital gains are taxable to noncorporate investors at a maximum federal income tax rate of 20%. Dividends paid by the Fund may also qualify in part for the 50% dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Internal Revenue Code are satisfied. Generally, however, dividends received from most REITs and on stocks of foreign issuers are not eligible for the dividends-received deduction when distributed to the Fund’s corporate shareholders. Distributions from the Fund may also be subject to foreign, state, and local income taxes. Please consult a tax adviser regarding the tax consequences of Fund distributions and to determine whether you will need to file a tax return.

No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Distributions declared by the Fund during October, November, or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. The Fund will notify its shareholders each year of the amount and type of dividends and distributions it paid.

Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of the Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares of the Fund will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.

When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (“TIN”), certify that it is correct, and certify that he, she, or it is not subject to backup withholding. If a shareholder fails to provide a TIN or the proper tax certifications, the Fund is required to withhold 24% of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. The Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the U.S., are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by a Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Foreign Account Tax Compliance Act (“FATCA”).  Under the FATCA, a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations recently issued by the IRS which can be relied on currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

TRUSTEES AND OFFICERS

The following are the Trustees and officers of the Trust together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Funds’ Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Funds’ Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Street Trust. As of the date of this SAI, collectively, the two registered investment companies consist of 10 series or funds. The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Funds.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange-Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Liffe U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).	10

Independent Trustee, Clough Funds Trust (investment company) (since 2015), Chairman, Clough Funds Trust (since 2017), Independent Trustee, Clough Dividend and Income Fund (closed-end fund) (since 2017), Independent Trustee, Clough Global Opportunities Fund (closed-end fund) (since 2017), Independent Trustee, Clough Global Equity Fund (closed-end fund) (since 2017), Independent Trustee, Elevation ETF Trust (investment company) (2016-2018), Chairman, Elevation ETF Trust (2016-2018), and Independent Trustee, Global X Funds (investment company) (since 2018).

Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal, Maureen Upton Ltd. (consulting services to developers of major infrastructure projects and investors) (since 2017). Formerly, Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (2015-2017) and Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	10	Director, Denver Metro Leadership Foundation (non-profit organization) (2012-2014).

Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, Bay Boston Capital LP (investment fund in finance companies, banks and bank holdings companies) (since 2015). Formerly, Management Advisor, BoxCast, Inc. (technology start-up company) (2014-2017) and Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013).	10	Director, State Farm Bank (banking) (since 2014).
Interested Trustee
Michael Drew Elder** 151 Detroit Street Denver, CO 80206 DOB: 1970	Trustee	8/15-Present	Co-Head of Global Distribution, Janus Henderson Investors (since 2018) and President, Janus Henderson Distributors (broker-dealer) (since 2014). Formerly, Head of U.S. Intermediary Distribution, Janus Capital Management LLC (2015-2018); Executive Vice President, Janus Capital Group Inc. (2015-2017); Senior Vice President, Janus Capital Management LLC (2007-2015), Janus Distributors LLC (2010-2014), and Janus Services LLC (2010-2015).	10	Director, Perkins Investment Management LLC (since 2014).

*	In addition to the Trust, which is comprised of seven series, each Trustee also serves as a trustee to the Clayton Street Trust, which is an affiliated registered investment company currently comprised of three portfolios.
**	Michael Drew Elder is an Interested Trustee because of his employment with Janus Henderson Investors.

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	Head of North America for Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	9/17-Present	Senior Vice President and Head of Compliance, North America for Janus Henderson Investors (since September 2017); Formerly, Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group and Janus Capital Management LLC (2005-2017).
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Vice President of Janus Henderson Investors.
Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Secretary and Chief Legal Officer	7/18-Present	Vice President and Assistant General Counsel of Janus Henderson Investors (2017-present); Assistant Vice President and Senior Legal Counsel Janus Capital Management LLC (2012-2016).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

The Board’s Nominating and Governance Committee is responsible for identifying and recommending candidates for nomination or election by the Board based on a variety of diverse criteria. As part of the organizational meeting of the Board, the Board determined based on the totality of the information available regarding all of the board members, including the specific experience, qualifications, attributes or skills, as noted below, that each of the Trustees should serve as members of the Board of Trustees. In reaching these conclusions, the Board, in the exercise of its reasonable business judgment, evaluated each Trustee based on his or her specific experience, qualifications, attributes and/or skills on an individual basis and in combination with the other Trustees, none of which by itself was considered dispositive. Each member is listed below.

Michael Drew Elder:  Service as a senior executive of Janus Capital, president of Janus Distributors LLC, and experience with the financial services industry.

Maureen T. Upton:  Service as a consultant to global mining, energy and water resource industries, founder of sustainability consultancy, director of public affairs of a NYSE-listed mining corporation, and experience with the financial services industry.

Clifford J. Weber:  Service as a senior executive of stock exchanges with responsibilities including exchange-traded fund and exchange-traded product issues, experience with the structure and operations of exchange-traded funds, experience with secondary market transactions involving exchange-traded funds, and service as a mutual fund independent director.

Jeffrey B. Weeden:  Service as a senior executive and CFO of NYSE-listed financial services companies, and as a director of a bank.

General Information Regarding the Board of Trustees and Leadership Structure

The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and the Fund on behalf of Fund shareholders. A majority of the Board is considered Independent of Janus Capital and the Distributor. The Board’s Chair is also an Independent Trustee and each Committee is comprised solely of Independent Trustees. The Board’s responsibilities include, but are not limited to, oversight of the Fund’s officers and service providers, including Janus Capital, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Fund’s service providers, including the investment management agreements with Janus Capital and distribution agreement with ALPS. The Trustees are also responsible for determining or changing the Fund’s investment objective(s), policies, and available investment techniques, as well as for overseeing the Fund’s Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee) and independent counsel, each of whom is selected by the Trustees. The Trustees also may engage specialists or consultants from time to time to assist them in fulfilling their responsibilities. The Trustees also meet regularly without representatives of Janus Capital or its affiliates present.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board will oversee the annual process by which the Board will consider for approval the renewal of the Fund’s investment advisory agreement with Janus Capital. Specific matters may be delegated to a committee, such as oversight of the Fund’s independent auditor, which has been delegated by the Board to its Audit and Pricing Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chair of the Board (“Board Chair”) is responsible for presiding at all meetings of the Board, and has other duties as may be assigned by the Trustees from time to time. The Board Chair also serves as the Board’s liaison to Janus Capital with respect to all matters related to the Fund that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) experience of the Chair with stock exchanges and exchange-traded funds; (2) the distribution model of the Fund, (3) that the Fund and Trust had not yet commenced operations as of the date of the Board’s formation, and (4) the responsibilities entrusted to Janus Capital to oversee the Trust’s day-to-day operations.

Committees of the Board

The Board of Trustees has two standing committees that each performs specialized functions: an Audit and Pricing Committee and Nominating and Governance Committee. The table below shows the committee members. Each committee is comprised entirely of Independent Trustees. Information about each committee’s functions is provided in the following table:

	Summary of Functions	Members (Independent Trustees)	Number of Meetings held during Last Fiscal Year Ended October 31, 2018
Audit and Pricing Committee

Reviews the financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, and the audit process. The Committee’s review of the audit process includes, among other things, the appointment, compensation, and oversight of the Trust’s independent auditor and preapproval of all audit and nonaudit services.

Determines a fair value of restricted and other securities for which market quotations are not readily available or are deemed not to be reliable, pursuant to procedures adopted by the Trustees and reviews other matters related to the pricing of securities.

		Jeffrey B. Weeden (Chair) Maureen T. Upton Clifford J. Weber	5

	Summary of Functions	Members (Independent Trustees)	Number of Meetings held during Last Fiscal Year Ended October 31, 2018

Nominating and Governance Committee	Identifies and recommends individuals for election as Trustee, consults with Management in planning Trustee meetings, and oversees the administration of, and ensures compliance with, the Trust’s Governance Procedures and Guidelines, which includes review of proposed changes to Trustee compensation.	Maureen T. Upton (Chair) Clifford J. Weber Jeffrey B. Weeden	4

Board Oversight of Risk Management

Janus Capital, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management. The Board, as part of its overall oversight responsibilities for the Fund’s operations, oversees Janus Capital’s risk management efforts with respect to the Fund. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. Information considered by the Board is provided by Janus Capital and the Fund’s service providers, as deemed appropriate from time to time. As the Fund begins to have a performance history, the Board and its Committees will have an opportunity to analyze the risks of the Fund and request information they deem appropriate. The Audit and Pricing Committee will consider valuation risk as part of its regular oversight responsibilities as well as enterprise risk. The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Fund matters brought before the Board. The Board has appointed a Chief Compliance Officer for the Fund (“Fund CCO”) who reports directly to the Board. The Fund CCO, who also serves as Chief Compliance Officer of other Janus Henderson funds, will discuss relevant risk issues that may impact the Janus Henderson funds and/or Janus Capital’s services to the funds, and will also discuss matters related to the Fund’s compliance policies and procedures.

Additional Information About Trustees

Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to make efforts to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent it is practicable and reasonable to do so. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals.

As of December 31, 2018, the Trustees owned securities of the Fund described in this SAI in the dollar range shown in the following table. The last column of the table reflects each Trustee’s aggregate dollar range of securities of all funds advised by Janus Capital and overseen by the Trustees (collectively, the “Janus Henderson Funds”).

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Henderson Funds
Independent Trustees
Clifford J. Weber	None	$10,001-$50,000
Maureen T. Upton	$10,001-$50,000	$50,001-$100,000
Jeffrey B. Weeden	None	over $100,000
Interested Trustee
Michael Drew Elder	$10,001-$50,000	over $100,000

Trustee Compensation

Each Independent Trustee receives an annual retainer plus a fee for each in-person or telephonic meeting of the Trustees attended. Given the unitary fee structure, Janus Capital pays the compensation and expenses of the Independent Trustees. Each Independent Trustee receives fees from other Janus Henderson funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an “interested” Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Fund’s Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

The following table shows the aggregate compensation paid by Janus Capital to each Independent Trustee for the fiscal year ending October 31, 2018. None of the Independent Trustees receives any pension or retirement benefits from the Fund or Janus Capital.

Name of Person, Position	Aggregate Compensation from the Trust(1)	Total Compensation from the Janus Henderson Funds Overseen by Trustees(2)
Independent Trustees
Clifford J. Weber, Chairman and Trustee	$26,563	$52,625
Maureen T. Upton, Trustee	$26,563	$52,625
Jeffrey B. Weeden, Trustee	$26,563	$52,625
Interested Trustee
Michael Drew Elder, Trustee(3)	$0	$0

(1)	There are currently 7 series of the Trust.
(2)	For each Independent Trustee, includes compensation for service on the boards of two Janus trusts comprised of 10 portfolios.
(3)	Michael Drew Elder is an Interested Trustee by virtue of his employment with Janus Henderson Investors.

JANUS INVESTMENT PERSONNEL

Other Accounts Managed

To the best knowledge of the Trust, the following table provides information relating to other accounts managed by the portfolio managers as of October 31, 2018. For any co-managed Fund or account, the assets reflect total Fund assets. If applicable, accounts included under Other Registered Investment Companies only include U.S. registered investment companies. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.

		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Nick Maroutsos	Number of Other Accounts Managed	None	3	15	(1)
	Assets in Other Accounts Managed	None	$4,676.01M	$3,528.58M
Dan Siluk	Number of Other Accounts Managed	None	2	None
	Assets in Other Accounts Managed	None	$331.23M	None
Jason England*	Number of Other Accounts Managed	None	None	None
	Assets in Other Accounts Managed	None	None	None
*	Effective November 1, 2018, Co-Portfolio Manager Jason England assumed shared responsibility for the day-to-day management of Janus Henderson Short Duration Income ETF.
(1)	Four of the accounts included in the total, consisting of $908 million of the total assets in the category, have a performance-based advisory fee.

Material Conflicts

As shown in the table above, the Fund’s portfolio managers may manage other accounts with investment strategies similar to the Fund. Those other accounts may include other Janus Henderson funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have materially higher fees than the Fund or may have a performance-based management fee. As such, fees earned by Janus Capital may vary among these accounts. Janus Capital or an affiliate may also provide seed capital to one or more of these accounts. In addition, the portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Under certain circumstances, a portfolio manager (or portfolio manager’s family members) may own the same securities as those held in the Fund’s portfolio. Certain portfolio managers may also have roles as research analysts for one or more Janus Henderson funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus accounts. Trade allocation and personal trading are described in further detail under “Additional Information About Janus Capital.” Furthermore, Janus Capital believes that conflicts arising from personal ownership by a portfolio manager (or portfolio manager’s family members) of the same securities held in the Fund may be mitigated by the portfolio manager’s compliance with Janus Capital’s personal trading policy within the Personal Code of Ethics.

Compensation Information

The following describes the structure and method of calculating a portfolio manager’s compensation.

The portfolio managers are compensated for managing the Fund and any other funds, portfolios, or accounts for which he has exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.

Fixed Compensation:  Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, complexity of managing portfolios, scope of responsibility (including assets under management), skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation:  Variable compensation is paid in the form of cash and deferred awards. Deferrals are typically made in Janus Henderson restricted stock, although in some cases deferrals are made in mutual funds for regulatory reasons. For some individuals with a significant Janus Henderson stock holding they may also elect to have some or all of their deferral delivered in mutual funds. Individuals Awards, if any, are discretionary and given based on company, department and individual performance.

A portfolio manager’s variable compensation is discretionary and is determined by Janus Capital Management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus Henderson’s pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

OWNERSHIP OF SECURITIES

As of October 31, 2018, the portfolio managers and/or investment personnel of the Fund described in this SAI beneficially owned securities of the Fund they manage in the dollar range shown in the following table.

Investment Personnel	Dollar Range of Equity Securities in the Fund Managed
Nick Maroutsos	$500,001-$1,000,000
Daniel Siluk	$100,001-$500,000
Jason England*	None

*	Effective November 1, 2018, Co-Portfolio Manager Jason England assumed shared responsibility for the day-to-day management of Janus Henderson Short Duration Income ETF.

PRINCIPAL SHAREHOLDERS

To the best knowledge of Janus Detroit Street Trust, as of January 31, 2019, the officers and Trustees as a group owned less than 1% of the outstanding shares of the Fund. As of January 31, 2019, the percentage ownership of any person or entity owning 5% or more of the outstanding shares of the Fund is listed below. Any person or entity that beneficially owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person or entity is identified as the beneficial owner of more than 25% of the voting securities of the Fund, or is identified as the record owner of more than 25% of the Fund and has voting and/or investment powers, that person or entity may be presumed to control the Fund. A controlling shareholder’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

To the best knowledge of the Trust, entities shown as owning more than 25% of the outstanding shares of the Fund are not the beneficial owners of such shares, unless otherwise indicated. The following chart lists each shareholder or group of shareholders who beneficially (or of record) owned more than 5% of the Fund as of January 31, 2019:

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Henderson Short Duration Income ETF	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	11.01%

MISCELLANEOUS INFORMATION

The Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on August 6, 2015. As of the date of this SAI, the Trust offers 7 series of shares, known as “Funds.” The other series of the Trust are described in separate statements of additional information.

Fund Name
Janus Henderson Mortgage-Backed Securities ETF
Janus Henderson Small Cap Growth Alpha ETF
Janus Henderson Small/Mid Cap Growth Alpha ETF
Janus Henderson Short Duration Income ETF
The Long-Term Care ETF
The Obesity ETF
The Organics ETF

Janus Capital reserves the right to the name “Janus Henderson.” In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name “Janus Henderson” as soon as reasonably practicable.

It is important to know that, pursuant to the Trust’s Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, consolidate and/or reorganize a Fund into another fund without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office. While the Trustees have no present intention of exercising their authority to liquidate the Fund, they may do so if the Fund fails to reach or maintain viable size or for such other reasons as may be determined by the Board in its discretion.

SHARES OF THE TRUST

The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of the Fund participate equally in dividends and other distributions by the shares of the Fund, and in residual assets of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion, or subscription rights. Shares of the Fund may be transferred by endorsement or stock power as is customary, but the Fund is not bound to recognize any transfer until it is recorded on its books.

SHAREHOLDER MEETINGS

The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Agreement and Declaration of Trust that would affect shareholders’ voting rights (as specified in the Agreement and Declaration of Trust), determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust’s governing documents, or as the Trustees consider necessary or desirable.

Under the Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of the Fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 25% (or 10% to the extent required by the 1940 Act) of the shares then outstanding. The Fund will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

Under the Agreement and Declaration of Trust, each Trustee of the Trust will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.

Pursuant to the terms of the Participant Agreement, an Authorized Participant, to the extent that it is a beneficial owner of Fund shares, will irrevocably appoint the Distributor as its attorney and proxy with full authorization and power to vote (or abstain from voting) its beneficially owned Fund shares. The Distributor intends to vote (or abstain from voting) the Authorized Participant’s beneficially owned Fund shares in the same proportion as the votes (or abstentions) of all other shareholders of such Fund on any matter submitted to the vote of shareholders of such Fund.

As a shareholder, you are entitled to one vote per share (with proportionate voting for fractional shares). Generally, each fund votes together as a single group, except where a separate vote of one or more funds is required by law or where the interests of one or more funds are affected differently from other funds. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION

The Trust may in the future seek to achieve a fund’s objective by investing all of that fund’s assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1900 16th Street, Suite 1600, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Fund, audits the Fund’s annual financial statements and compiles their tax returns.

REGISTRATION STATEMENT

The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS

The following audited financial statements for the fiscal period ended October 31, 2018 are hereby incorporated into this SAI by reference to the Annual Report dated October 31, 2018, as applicable.

• Schedules of Investments as of October 31, 2018

• Statements of Assets and Liabilities as of October 31, 2018

• Statements of Operations for the period ended October 31, 2018

• Statements of Changes in Net Assets for each of the periods indicated

• Financial Highlights for each of the periods indicated

• Notes to Schedules of Investments

• Notes to Financial Statements

• Report of Independent Registered Public Accounting Firm

The portions of an Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

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janushenderson.com/info

151 Detroit Street

Denver, Colorado 80206-4805

1-800-668-0434

February 28, 2019

Fixed Income	Ticker	Stock Exchange
Janus Henderson Mortgage-Backed Securities ETF	JMBS	NYSE Arca, Inc.

Janus Detroit Street Trust

Statement of Additional Information

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus for Janus Henderson Mortgage-Backed Securities ETF, which is a separate series of Janus Detroit Street Trust, a Delaware statutory trust (the “Trust”). This series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies.

This SAI is not a Prospectus and should be read in conjunction with the Fund’s Prospectus dated February 28, 2019, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained by contacting your broker-dealer, plan sponsor, or financial intermediary, at janushenderson.com/info, or by contacting a Janus representative at 1-800-668-0434. This SAI contains additional and more detailed information about the Fund’s operations and activities than the Prospectus. The Annual Report which contains important financial information about the Fund is incorporated by reference into this SAI. The Annual and Semiannual Reports (as they become available) are available, without charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, at janushenderson.com/info, or by contacting a Janus representative at 1-800-668-0434.

1

CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS

JANUS DETROIT STREET TRUST

This Statement of Additional Information includes information about Janus Henderson Mortgage-Backed Securities ETF (the “Fund”), which operates as an actively managed exchange-traded fund (“ETF”) and is a series of the Trust, an open-end, management investment company.

The Fund offers and issues shares at its net asset value (“NAV”) per share only in aggregations of a specified number of shares (“Creation Unit”), in exchange for an all cash payment or in certain circumstances, a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Fund are listed for trading on NYSE Arca, Inc. (the “Listing Exchange”), a national securities exchange. Shares of the Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund’s NAV. Unlike mutual funds, the Fund’s shares are not individually redeemable securities. Rather, the Fund’s shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, at least 25,000, and generally multiples of 5,000 above 25,000. Janus Capital may modify the Creation Unit size with prior notification to the Fund’s Authorized Participants. See the ETF portion of the Janus Henderson website for the Fund’s current Creation Unit size. In the event of liquidation of the Fund, the number of shares in a Creation Unit may be lowered below 25,000.

The Fund may charge creation/redemption transaction fees for each creation and redemption. In all cases, transaction fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. Some of the information in this SAI and the Prospectus, such as information about purchasing and redeeming shares from the Fund and transaction fees, is not relevant to most retail investors because it applies only to transactions for Creation Units. Refer to “Creations and Redemptions” below.

Once created, the Fund’s shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit. Investors purchasing the Fund’s shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

Unlike index-based ETFs, the Fund is “actively managed” and does not seek to replicate the performance of a specified index.

EXCHANGE LISTING AND TRADING

Shares of the Fund are listed for trading and trade throughout the day on the Listing Exchange and other secondary markets. Shares of the Fund may also be listed on certain foreign (non U.S.) exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing under the following circumstances, as may be applicable: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund; (ii) the intra-day net asset value (“iNAV”) of the Fund is no longer calculated or available; (iii) the Fund fails to meet certain continuing listing standards of the Listing Exchange; or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund. In the event the Fund ceases to be listed on an exchange, the Fund may cease operating as an “exchange-traded” fund and operate as a mutual fund, provided that shareholders are given advance notice.

As in the case of other publicly-traded securities, when you buy or sell shares through a financial intermediary you will incur a brokerage commission determined by that financial intermediary.

In order to provide additional information regarding the intra-day value of shares of the Fund, the Listing Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated iNAV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the iNAV and makes no representation or warranty as to the accuracy of the iNAV.

Shares of the Fund trade on the Listing Exchange or in the secondary market at prices that may differ from their NAV or iNAV, because such prices may be affected by market forces (such as supply and demand for the Fund’s shares). The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

2

The base and trading currency of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s NAV per share is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the Listing Exchange.

The Fund is not sponsored, endorsed, sold, or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objectives. The Listing Exchange has no obligation or liability in connection with the administration, marketing, or trading of the Fund.

CLASSIFICATION

The Investment Company Act of 1940, as amended (“1940 Act”), classifies funds as either diversified or nondiversified. The Fund is classified as diversified.

ADVISER

Janus Capital Management LLC (“Janus Capital” or “Janus”) is the investment adviser for the Fund.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO THE FUND

The Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or the Fund if a matter affects just the Fund) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund) are present or represented by proxy. The following policies are fundamental policies of the Fund.

The Fund may not:

(1)  With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(2)  Invest 25% or more of the value of its total assets in any particular industry or group of industries (other than U.S. Government securities, including those issued or guaranteed by U.S. Government agencies, instrumentalities or authorities, and securities of other investment companies).

(3)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(4)  Lend any security or make any other loan if, as a result, more than one-third of the Fund’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

(5)  Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

(6)  Borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Fund’s total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps, repurchase transactions (including reverse repurchase agreements), or forward transactions. The Fund may not issue “senior securities” in contravention of the 1940 Act.

(7)  Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

3

As a fundamental policy, the Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Fund.

The Board of Trustees (“Trustees”) has adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

(1)  If the Fund is an underlying fund in a fund of funds, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) of the 1940 Act and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) of the 1940 Act.

(2)  The Fund may sell securities short if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, the Fund may engage in short sales other than against the box, which involve selling a security that the Fund borrows and does not own. The Trustees may impose limits on the Fund’s investments in short sales, as described in the Fund’s Prospectus. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.

(3)  The Fund does not intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

(4)  The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund’s NAV, provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

(5)  The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

(6)  The Fund may not invest in companies for the purpose of exercising control of management.

Under the terms of an exemptive order received from the Securities and Exchange Commission (“SEC”), the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs, and interfund loans are subject to the risk that the borrowing fund may be unable to repay the loan when due. While it is expected that the Fund may borrow money through the program to satisfy redemption requests or to cover unanticipated cash shortfalls, the Fund may elect to not participate in the program during times of market uncertainty or distress or for other reasons.

For purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

For purposes of the Fund’s fundamental policy related to investments in real estate, the policy does not prohibit the purchase of securities directly or indirectly secured by real estate or interests therein, or issued by entities that invest in real estate or interests therein, such as, but not limited to, corporations, partnerships, real estate investment trusts (“REITs”), and other REIT-like entities, such as foreign entities that have REIT characteristics.

4

Except for the Fund’s policies with respect to investments in illiquid investments and borrowing, the percentage limitations included in these policies and elsewhere in this SAI and/or the Fund’s Prospectus normally apply only at the time of initial purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

For purposes of the Fund’s policies on investing in particular industries, the Fund relies primarily on industry or industry group classifications under the Global Industry Classification Standard (“GICS”) developed by MSCI with respect to equity investments and classifications published by Barclays for fixed-income investments. Funds with both equity and fixed-income components will rely on industry classifications published by Bloomberg L.P. To the extent that the above classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications consistent with relevant SEC staff interpretations. The Fund may change any source used for determining industry classifications without prior shareholder notice or approval.

INVESTMENT STRATEGIES AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Fund’s Prospectus under the headings “Principal Investment Risks” and “Risks of the Fund.” The discussion below supplements, and should be read in conjunction with, such sections of the Fund’s Prospectus.

General Considerations and Risks

Investment in the Fund should be made with an understanding that the value of the portfolio of securities held by the Fund may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

The principal trading market for some of the securities held by the Fund may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

Diversification

Funds are classified as either “diversified” or “nondiversified.” Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act is not subject to the same restrictions and therefore has the ability to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” This gives a fund that is classified as nondiversified more flexibility to focus its investments in companies that the portfolio manager has identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share

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price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a fund.

Cash Position

As discussed in the Prospectus, the Fund’s cash position may increase under various circumstances. Securities that the Fund may invest in as a means of receiving a return on idle cash include U.S. treasury securities, domestic commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations, including U.S. cash instruments and cash equivalent securities. The Fund may also invest in affiliated or non-affiliated money market funds. (Refer to “Investment Company Securities.”)

Illiquid Investments

The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid Investments, which include securities that are purchased in private placements, are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Illiquid investments generally include investments for which no market exists or which are legally restricted as to their transfer (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws). To the extent it is determined that there is a liquid institutional or other market for certain restricted securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the Fund the Fund would consider them to be liquid securities. The following factors, among others, may be taken into account in determining whether a restricted security is properly considered a liquid security: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, the Fund will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization (“NRSRO”). Investments in Rule 144A Securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing or other relevant factors or changes affecting the security. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not considered restricted by the Fund if traded in that market. Such securities will be treated as “restricted” if traded in the United States because foreign securities are not registered for sale under the Securities Act of 1933, as amended (the “1933 Act”).

If illiquid investments that are assets exceed 15% of the Fund’s net assets, the Fund will take steps to reduce its holdings of such illiquid investments to or below 15% of its net assets within a reasonable period of time, will notify the Trustees of its plan to reduce holdings of such illiquid investments and will make the required filings in accordance with Rule 22e-4 under the 1940 Act. Because illiquid investments may not be readily marketable, the portfolio manager may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of the Fund to decline.

Segregation of Assets

Consistent with SEC staff guidance, financial instruments that involve the Fund’s obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments include, among others: (i) securities sold short; (ii) securities issued on a when-issued, delayed delivery, or forward commitment basis; (iii) reverse repurchase agreements; (iv) mortgage dollar rolls; (v) futures contracts; (vi) forward currency contracts; (vii) swap agreements; (viii) written options; and (ix) unfunded commitments.

Consistent with SEC staff guidance, the Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (a) maintains an offsetting financial position, or (b) segregates or “earmarks” liquid assets (constituting cash, cash equivalents, or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Janus Capital maintains compliance policies and procedures that govern the kinds of transactions that may be deemed to be offsetting financial positions for purposes of (a) above, and the amount of liquid assets that would otherwise need to be segregated or earmarked for purposes of (b) above (the “Segregation and Collateral Procedures”).

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The Segregation and Collateral Procedures provide, consistent with current SEC staff positions, that for forward currency contracts and swap agreements that require cash settlement, as well as swap agreements that call for periodic netting between the Fund and its counterparty, the required coverage amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forward currency contracts, and swap agreements, a Fund must segregate or earmark a larger amount of assets to cover its obligations. For example, when a Fund writes/sells credit default swaps or options, it must segregate liquid assets equal to the notional amount of the swap or option.

For purposes of calculating the amount of liquid assets that must be segregated or earmarked for a particular transaction, the Fund may deduct any initial and variation margin deposited with the relevant broker, but in the case of securities sold short, may not deduct the amount of any short sale proceeds. When the Fund sells securities short, the proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the position is closed out. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions. This requirement to segregate assets places an upper limit on the Fund’s ability to leverage its investments and the related risk of losses from leveraging. The Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

As a general matter, liquid assets segregated or earmarked as cover for one position may not simultaneously be counted as cover for another position. However, in the case of a straddle where the exercise price of the call option and put option are the same, or the exercise price of the call option is higher than that of the put option, the Fund may segregate or earmark the same liquid assets for both the call and put options. In such cases, the Fund expects to segregate or earmark liquid assets equivalent to the amount, if any, by which the put option is “in the money.”

In order to comply with the Segregation and Collateral Procedures, the Fund may need to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate or earmark the required amount of assets. If segregated assets decline in value, the Funds will need to segregate or earmark additional assets or reduce its position in the financial instruments. In addition, segregated or earmarked assets may not be available to satisfy redemptions or for other purposes, until the Fund’s obligations under the financial instruments have been satisfied. The Fund may not be able to promptly liquidate an unfavorable position and potentially could be required to continue to hold a position until the delivery date, regardless of changes in its value. Because the Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the position remains open, the Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.

The Fund’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Segregation and Collateral Procedures require the Fund to segregate or earmark. Notwithstanding the foregoing, Janus Capital reserves the right to modify its Segregation and Collateral Procedures in the future in its discretion, consistent with the 1940 Act and SEC or SEC staff guidance.

Regulation S Securities

The Fund may invest in the securities of U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the 1933 Act (“Regulation S Securities”). Offerings of Regulation S Securities may be conducted outside of the United States. Because Regulation S Securities are subject to legal or contractual restrictions on resale, Regulation S Securities may be considered illiquid. If a Regulation S Security is determined to be illiquid, the Fund’s 15% of net assets limitation on investment in illiquid securities will apply. Furthermore, because Regulation S Securities are generally less liquid than registered securities, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S Securities may be resold in privately negotiated transactions, the amounts received from these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded

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may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.

Financial Services Sector Risk

To the extent the Fund invests a significant portion of its assets in the financial services sector, the Fund will have more exposure to the risks inherent to the financial services sector. Financial services companies may be adversely affected by changes in regulatory framework or interest rates that may negatively affect financial services businesses; exposure of a financial institution to a nondiversified or concentrated loan portfolio; exposure to financial leverage and/or investments or agreements that, under certain circumstances, may lead to losses; and the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all financial services companies.

Natural Disasters and Extreme Weather Conditions

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Cyber Security Risk

With the increased use of the Internet to conduct business, the Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Fund’s operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cyber security failures or breaches by the Fund’s third party service providers (including, but not limited to, Janus Capital, custodians, transfer agents, and financial intermediaries) or the subadvisers (if applicable) may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of fund shareholders to transact business and the Fund to process transactions, inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund may incur incremental costs to prevent cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While Janus Capital has established business continuity plans and risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cyber-attack tactics. As such, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Performance Indexed Paper.  The Fund may invest in performance indexed paper, which is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

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Zero Coupon, Step Coupon, and Pay-In-Kind Securities

The Fund may invest in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For purposes of the Fund’s restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

For federal income tax purposes, holders of zero coupon securities and step coupon securities are required to recognize income even though the holders receive no cash payments of interest during the year. Similarly, holders of payment-in-kind securities must include in their gross income the value of securities they receive as “interest.” In order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the regulations thereunder, the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds and non-cash income from payment-in-kind securities. Because the Fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin or may receive non-cash interest payments, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. The Fund may obtain such cash from selling other portfolio holdings, which may cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the amount of cash available for investment by the Fund, to reduce the assets to which Fund expenses could be allocated, and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Additionally, such securities may be subject to heightened credit and valuation risk.

Pass-Through Securities

The Fund may invest in various types of pass-through securities, such as commercial and residential mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the Fund. Under normal circumstances, the Fund may invest up to 20% of its net assets in non-agency mortgage-backed securities, asset-backed securities and other pass through securities, including collateralized loan obligations, collateralized mortgage obligations, stripped mortgage-backed securities, and adjustable-rate mortgage-backed securities. The Fund may invest without limit in agency mortgage-related securities and other agency-related pass through securities.

Agency Mortgage-Related Securities.  The most common type of pass-through securities is mortgage-backed securities. Government National Mortgage Association (“Ginnie Mae”) Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Fund will generally purchase “modified pass-through” Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

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The Federal Home Loan Mortgage Corporation (“Freddie Mac”) issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

The Federal National Mortgage Association (“Fannie Mae”) issues guaranteed mortgage pass-through certificates (“Fannie Mae Certificates”). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac. As of the date of this SAI, Fannie Mae and Freddie Mac remain under conservatorship.

In addition, the future for Fannie Mae and Freddie Mac is uncertain as the U.S. Government is considering multiple options, ranging on a spectrum from significant reform, nationalization, privatization, consolidation, to outright elimination of these entities. Congress is considering several pieces of legislation that would reform Fannie Mae and Freddie Mac, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure, and corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on these guaranteeing entities.

Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio manager will consider estimated prepayment rates in calculating the average-weighted maturity of the Fund, if relevant. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by the Fund might be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit the Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

The Fund’s investments in mortgage-backed securities may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Asset-Backed Securities.  Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Asset-backed securities are created from many types of assets such as auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases, and syndicated bank loans. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase

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contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

Commercial Mortgage-Backed Securities.  The Fund may invest in commercial mortgage-backed securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities.  Other mortgage-related securities in which the Fund may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including equity or debt securities issued by agencies or instrumentalities of the U.S. Government. In addition, the Fund may invest in any combination of mortgage-related interest-only or principal-only debt.

Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.

There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U.S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is Ginnie Mae.

Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events.

Stripped Mortgage-Backed Securities.  The Fund may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multi-class mortgage securities and issued by agencies or instrumentalities of the U.S. Government.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Adjustable Rate Mortgage-Backed Securities.  The Fund may invest in adjustable rate mortgage-backed securities (“ARMBS”), which have interest rates that reset at periodic intervals. Such ARMBS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed-income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate

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that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBS behave more like fixed-income securities and less like adjustable rate securities and are subject to the risks associated with fixed-income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Other Types of Pass-Through Securities.  The Fund also may invest in other types of pass-through securities, such as credit-linked trust certificates, traded custody receipts, and participation interests. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, the Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Fund’s Prospectus may apply.

Investment Company Securities

The Fund may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits the Fund from acquiring: (i) more than 3% of another investment company’s voting stock; (ii) securities of another investment company with a value in excess of 5% of the Fund’s total assets; or (iii) securities of such other investment company and all other investment companies owned by the Fund having a value in excess of 10% of the Fund’s total assets (the “Section 12(d)(1) Limits”). In addition, Section 12(d)(1) prohibits another investment company from selling its shares to the Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The Fund may invest its cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. The Fund may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order. To the extent the Fund invests in money market funds or other funds, the Fund will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, to the extent that Janus Capital serves as the investment adviser to underlying funds or investment vehicles in which the Fund may invest, Janus Capital may have conflicting interests in fulfilling its fiduciary duties to both the Fund and the underlying funds or investment vehicles.

Investment companies may include index-based investments such as exchange-traded funds (“ETFs”), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Some ETFs have obtained exemptive orders permitting other investment companies, such as the Fund, to acquire their securities in excess of the limits of Section 12(d)(1) the 1940 Act. The Fund may rely on this relief to invest in these ETFs in excess of the Section 12(d)(1) Limits. In addition, the Fund may invest in other investment companies in excess of the Section 12(d)(1) Limits in accordance with the provisions of Sections 12(d)(1)(F) or (G) of the 1940 Act, which provide certain exemptions from the Section 12(d)(1) Limits.

The Fund has obtained exemptive relief from the SEC permitting the Fund to sell, and other investment companies to acquire, shares in the Fund in excess of the limits imposed by Section 12(d)(1) of the 1940 Act. This exemptive relief is conditioned, among other things, on the Fund refraining from acquiring securities of an investment company, or certain private investment pools, in excess of the Section 12(d)(1) Limits. Consequently, if the Fund sells its shares to other investment companies in accordance with its exemptive relief, it will refrain from purchasing shares of ETFs, other registered investment companies, or private investment pools in excess of the limits imposed by Section 12(d)(1). Notwithstanding this limitation, the Fund may still invest in other investment companies in excess of the Section 12(d)(1) Limits in order to engage in certain short-term cash

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management activities or to invest in a master fund pursuant to the Fund’s non-fundamental investment policy that permits the Fund to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Fund.

Exchange-Traded Funds Risk.

The Fund may invest in ETFs to gain exposure to a particular portion of the market, to assist with cash management and/or to manage duration. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. The Fund is also subject to the risks associated with the securities in which the ETF invests.

Exchange-Traded Notes

The Fund may invest in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities, and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Fund’s total return. The Fund may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. As senior debt securities, ETNs rank above the issuing company’s other securities in the event of a bankruptcy or liquidation, which means the Fund would be in line to receive repayment of its investment before certain of the company’s other creditors. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

U.S. Government Securities

To the extent permitted by its investment objective and policies, the Fund may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which the Fund may invest include U.S. Treasury securities, including Treasury Inflation-Protected Securities (“TIPS”), U.S. Treasury inflation-indexed bonds or inflation-indexed bonds issued by the U.S. government, Treasury bills, notes, and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which the Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the members of the Federal Farm Credit System, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association (“Sallie Mae”) are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds, inflation-indexed bonds issued by foreign governments, and corporate inflation-indexed bonds, or in derivatives that are linked to these securities.

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Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Municipal Obligations

The Fund may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The municipal obligations which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds) and private activity bonds. In addition, the Fund may invest in securities issued by entities whose underlying assets are municipal bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues.

The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable the Fund to demand payment on short notice from the issuer or a financial intermediary.

The Fund may invest in longer-term municipal obligations that give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

Pre-Refunded Municipal Bonds.  The Fund may invest in pre-refunded municipal bonds. Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre-refunded municipal bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by the Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities). As the payment of principal and interest is generated from securities held in an escrow account established by the municipality and an independent escrow agent, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bond do not guarantee the price movement of the bond before maturity. Issuers of municipal bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt, placing the proceeds of the lower cost issuance into an escrow account to pre-refund the older, higher cost debt. Investments in pre-refunded municipal bonds held by the Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if the Fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale. The 2017 legislation commonly known as the “Tax Cuts and Job Act” repealed the exclusion from gross income for interest paid on pre-refunded municipal securities effective for such bonds issued after December 31, 2017.

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Municipal Lease Obligations.  The Fund may invest in municipal lease obligations. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities. Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality’s covenant to budget for, appropriate funds for and make the payments due under the lease obligation. However, certain municipal lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. In deciding whether to purchase a lease obligation, the Fund will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. Municipal lease obligations may be less readily marketable than other municipal securities.

Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

The Fund may purchase unrated municipal lease obligations if determined by Janus Capital to be of comparable quality to rated securities in which the Fund is permitted to invest. The Fund may also acquire illiquid municipal lease obligations, subject to the Fund’s investment restrictions with respect to illiquid securities generally.

Municipal Warrants.  The Fund may invest in municipal warrants, which are essentially call options on municipal obligations. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a municipal obligation in the future. The Fund may purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced.

Municipal Obligations with Credit Enhancements.  The Fund may invest in municipal obligations with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal obligation should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal obligations have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. A significant portion of insured municipal obligations that have been issued and are outstanding are insured by a small number of insurance companies, so an event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the municipal obligation insured by that insurance company and on the municipal obligation markets as a whole. Downgrades of certain insurance companies have negatively impacted the price of certain insured municipal obligations. Given the large number of potential claims against the insurers of municipal obligations, there is a risk that they will not be able to meet all future claims. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

Residual Interest Bonds.  The Fund may invest in Residual Interest Bonds (“RIBs”), which brokers create by depositing a municipal obligation in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying municipal obligation. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in a RIB typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid

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to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. Accordingly, RIBs can be very volatile and may be less liquid than other municipal obligations of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity.

Custodial Receipts.  The Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying municipal obligations. In a typical custodial receipt arrangement, an issuer or third party owner of municipal obligations deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying municipal obligations. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying municipal obligation. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a municipal obligation of comparable quality and maturity.

Build America Bonds.  The Fund may invest in Build America Bonds. The American Recovery and Reinvestment Act of 2009 created Build America Bonds, which allowed state and local governments to issue taxable bonds to finance any capital expenditures for which they otherwise could issue tax-exempt governmental bonds. State and local governments received a federal subsidy payment for a portion of their borrowing costs on these bonds equal to 35% of the total coupon interest paid to investors. The municipality could elect to either take the federal subsidy or it can pass a 35% tax credit along to bondholders. Investments in these bonds will result in taxable interest income and the Fund may elect to pass through to shareholders any corresponding tax credits. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but those tax credits are generally not refundable.

Other Income-Producing Securities

Other types of income-producing securities that the Fund may purchase may include the following types of securities:

Inverse Floaters.  Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, the Fund could lose money, or its NAV could decline by the use of inverse floaters.

When-Issued, Delayed Delivery and Forward Commitment Transactions.  The Fund typically will enter into “to be announced” commitments to purchase mortgage-backed securities and may purchase or sell other securities on a when-issued, delayed delivery, or forward commitment basis.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.

The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

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To facilitate TBA commitments, the Fund is required to segregate or otherwise earmark liquid assets marked to market daily in an amount at least equal to such TBA commitments. Rules of the Financial Industry Regulatory Authority (“FINRA”) which are expected to be effective in March 2020, include mandatory margin requirements for TBA commitments which, in some circumstances, will require the Fund to also post collateral. These collateral requirements may increase costs associated with the Fund’s participation in the TBA market.

Standby commitments.  Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

Strip bonds.  Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender option bonds.  Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security’s liquidity.

The Fund will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of its portfolio holdings.

Variable and floating rate obligations.  These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to most effectively use these investments, the portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, the Fund could be adversely affected by the use of variable or floating rate obligations.

Credit Spread Trades.  The Fund may invest in credit spread trades, which are investment positions relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Repurchase and Reverse Repurchase Agreements

In a repurchase agreement, the Fund purchases an equity or fixed-income security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent the Fund’s collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital’s analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose the Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.

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Reverse repurchase agreements are transactions in which the Fund sells an equity or fixed-income security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.

Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund’s portfolio, although the Fund’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. The Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. The Fund will limit its investments in reverse repurchase agreements to one-third or less of its total assets.

Sale-Buybacks.  The Fund may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. The Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

Mortgage Dollar Rolls

The Fund may enter into “mortgage dollar rolls,” which are similar to reverse repurchase agreements in certain respects. In a “mortgage dollar roll” transaction, the Fund sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

Under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed security. The Fund is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the “drop,” as well as the interest earned on the cash proceeds of the initial sale.

Successful use of mortgage dollar rolls depends on the Fund’s ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price.

Bank Obligations.  Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining

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maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Bank Capital Securities.  The Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

Trade Claims.  The Fund may purchase trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. Trade claims are illiquid investments which generally do not pay interest and are typically unsecured. There can be no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Additionally, there can be restrictions on the purchase, sale, and/or transferability of trade claims during all or part of a bankruptcy proceeding.

Other Securities.  The Fund may invest in other types of securities such as subordinated or junior debt, corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments), U.S. Government securities, mortgage-backed and other asset-backed securities, commercial paper, repurchase agreements, and other short-duration fixed-income securities, high-risk/high-yield bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or resets on predetermined dates.

Confidential Information.  With respect to certain transactions, including but not limited to private placements, the Fund may determine not to receive confidential information. Such a decision may place the Fund at a disadvantage relative to other investors who determine to receive confidential information, as the Fund may be limited in its available investments or unable to make accurate assessments related to certain investments.

In cases where Janus Capital receives material, nonpublic information about the issuers of investments that may be held in the Fund’s holdings, Janus Capital’s ability to trade in these investments for the account of the Fund could potentially be limited by its possession of such information, to the extent required by applicable law. Such limitations on the ability to trade in the securities of the issuer could have an adverse effect on the Fund by, for example, preventing the Fund from selling an investment that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In addition, because the Fund becomes a creditor of an issuer when holding a bond, Janus Capital may from time to time participate on creditor committees on behalf of the Fund. These are committees formed by creditors to negotiate with management of the issuer and are intended to protect the rights of bondholders in the event of bankruptcy, bond covenant default, or other issuer-related financial problems. Participation on creditor committees may expose Janus Capital or the Fund to material non-public information of the issuer, restricting the Fund’s ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation on creditor committees may also expose the Fund to federal bankruptcy laws or other laws governing rights of debtors and creditors. Additionally, such participation may subject the Fund to expenses such as legal fees. Janus Capital will only participate on creditor committees on behalf of the Fund when it believes such participation is necessary or desirable to protect the value of portfolio securities or enforce the Fund’s rights as a creditor.

High-Yield/High-Risk Bonds

The Fund may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor’s Ratings Services and Fitch, Inc., or Ba or lower by Moody’s Investors Service, Inc.). The Fund’s investments in high-yield securities may include both debt and equity securities of distressed companies.

Lower rated bonds and debt securities of distressed companies involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds or securities so affected.

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The Fund may also invest in unrated bonds of domestic issuers. Unrated bonds will be included in the Fund’s limit on investments in bonds rated below investment grade unless its portfolio manager deems such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. The Fund’s portfolio manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

The secondary market on which high-yield and distressed company securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

Please refer to the “Explanation of Rating Categories” section of the Prospectus for a description of bond rating categories.

Defaulted Securities

The Fund may hold defaulted securities if the portfolio manager believes, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Defaulted securities will be included in the Fund’s limit on investments in bonds rated below investment grade. The Fund will not invest in defaulted securities at the time of investment. Notwithstanding the portfolio manager’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

Financial and Market Risks.  Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

Disposition of Portfolio Securities.  Although the Fund generally will purchase securities for which its portfolio manager expects an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Fund will limit holdings of any such securities to amounts that the portfolio manager believes could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Fund’s ability to readily dispose of securities to meet redemptions.

Other.  Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Fund.

Futures, Options, and Other Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indices. The Fund may invest in derivative instruments such as futures contracts, put options, call options, options on futures contracts, options on recovery locks, options on fixed-income or other securities, options on security and commodity indices, swaps, forward contracts, and structured investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations. (See “Income Dividends, Capital Gains Distributions, and Tax Status.”)

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those

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derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:

Counterparty risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Leverage risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Index risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced by using collateral and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Futures Contracts.  The Fund may enter into contracts for the purchase or sale for future delivery of (i) fixed-income securities, U.S. government securities and Treasuries; or (ii) contracts based on interest rates and financial indices, including indices of U.S. Government securities, and indices of equity or fixed-income securities. A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies, including, but not limited to: the S&P 500®; the S&P Midcap 400®; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; the LIBOR interest rate; the Euro Bund; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As a result, any impact of a transition away from LIBOR on a Fund or the instruments in which a Fund invests cannot yet be determined.

U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”) or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to percentage of the contract’s value, as set by the exchange on which the contract is traded, and currently are maintained in cash or certain other liquid assets held by the Fund. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the

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benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM’s other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.

The Fund has filed a notice of eligibility for exemption from the definition of the term “commodity pool operator” in accordance with Rule 4.5 of the U.S. Commodity Exchange Act, as amended (“Commodity Exchange Act”) and, therefore, the Fund is not subject to regulation as a commodity pool operator under the Commodity Exchange Act. The Fund may enter into futures contracts and related options as permitted under Rule 4.5. Amendments to Rule 4.5 adopted in 2012, however, narrowed the exemption from the definition of commodity pool operator and effectively imposed additional restrictions on the Fund’s use of futures, options, and swaps. The Fund will become subject to increased CFTC regulation if the Fund invests more than a prescribed level of its assets in such instruments, or if the Fund markets itself as providing investment exposure to these instruments. If the Fund cannot meet the requirements of Rule 4.5, Janus Capital and the Fund would need to comply with certain disclosure, reporting, and recordkeeping requirements. Such additional requirements would potentially increase the Fund’s expenses, which could negatively impact the Fund’s returns.

The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt security.

If the Fund owns interest rate sensitive securities and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of the Fund’s interest rate futures contract would increase, thereby keeping the NAV of the Fund from declining as much as it may have otherwise. If, on the other hand, the portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk. If the portfolio manager’s view about the direction of interest rates is incorrect, the Fund may incur a loss as the result of investments in interest rate futures.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio manager still may not result in a successful use of futures.

Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Fund. The Fund’s performance could be worse than if the Fund had not used such instruments. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match

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exactly the Fund’s current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests – for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities – which involves a risk that the futures position will not correlate precisely with the performance of the Fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund’s investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund’s other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its futures positions also could be impaired.

Options on Futures Contracts.  The Fund may buy and write put and call options on futures contracts. For example, such contracts may be made with respect to interest rates, commodities, and security or commodity indices. A purchased option on a future gives the Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, the Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

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The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

Forward Contracts.  A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Fund may enter into forward contracts to purchase and sell government securities, equity or income securities, or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the OTC markets, as swaps they may in the future be required to be centrally cleared and traded on public facilities.

Forward currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes. However, these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conducts rules applicable to swap dealers. As a result of current or futures regulation, the Fund’s ability to utilize forward contracts may be restricted. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

Options on Securities.  In an effort to increase current income and to reduce fluctuations in NAV, the Fund may write covered and uncovered put and call options and buy put and call options on securities that are traded on U.S. exchanges and OTC. Examples of covering transactions include: (i) for a written put, selling short the underlying instrument at the same or higher price than the put’s exercise price; and (ii) for a written call, owning the underlying instrument. The Fund may write and buy options on the same types of securities that the Fund may purchase directly. The Fund may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date.

The Fund would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio manager believes that writing the option would achieve the desired hedge.

The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such

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transaction will permit the Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit the Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange (“Exchange”) on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

The Fund may write options in connection with buy-and-write transactions. In other words, the Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”), or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund’s return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

The Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

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The Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that the Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

Options on Securities Indices.  The Fund may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor’s 100. Indices may also be based on a particular industry, market segment, or certain currencies such as the U.S. Dollar Index or DXY Index. The Fund may also purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

Other Options.  In addition to the option strategies described above and in the Prospectus, the Fund may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Fund may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of its net assets, when combined with all other illiquid investments of the Fund.

The Fund may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options may include outperformance options, yield curve options, or other spread options.

Outperformance Option – An option that pays the holder the difference in the performance of two assets. The value of an outperformance option is based on the relative difference, i.e. the percentage outperformance of one underlying security or index compared to another. Outperformance options allow the Fund to gain leveraged exposure to the percentage price performance of one security or index over another. The holder of an outperformance option will only receive payment under the option contract if a designated underlying asset outperforms the other underlying asset. If outperformance does not occur, the holder will not receive payment. The option may expire worthless despite positive performance by the designated underlying asset. Outperformance options are typically cash settled and have European-style exercise provisions.

Yield Curve Options – An option whose value is based on the yield spread or yield differential between two securities. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Spread Option – A type of option that derives its value from the price differential between two or more assets, or the same asset at different times or places. Spread options can be written on all types of financial products including equities, bonds, and currencies.

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Swaps and Swap-Related Products.  The Fund may enter into swap agreements or utilize swap-related products such as total return swaps; equity swaps; interest rate swaps; commodity swaps; credit default swaps, including index credit default swaps (“CDXs”) and other event-linked swaps; swap agreements on security or commodity indices; swaps on ETFs; caps; and floors (in each instance, either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). In addition, the Fund may enter into single-name credit default swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. The Fund may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund will usually enter into total return swaps and interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If there is a default by the other party to such a transaction, the Fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the over-the- counter market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now requires certain swap agreements to be centrally cleared. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions.

Some types of swaps are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Fund. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If the Fund wishes to execute a package of transactions that includes a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The Fund normally will not enter into any total return, equity, or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital’s guidelines may be adjusted in accordance with market conditions. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by an NRSRO will meet Janus Capital’s guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than other types of swaps.

There is no limit on the amount of total return or interest rate swap transactions that may be entered into by the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that the

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Fund is contractually obligated to make. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described above. Certain swaps, such as total return swaps, may add leverage to the Fund because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

Another form of a swap agreement is the credit default swap. The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement. The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

The Fund may invest in funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) CDXs or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets.

To the extent the Fund invests in CDXs, it is normally only permitted to take long positions in these instruments. A fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. A fund also normally indirectly bears its proportionate share of any expenses paid by a CDX in addition to the expenses of the fund. By investing in CDXs, a fund could be exposed to risks relating to, among other things, the reference obligation, illiquidity risk, counterparty risk, and credit risk.

Single-name credit default swaps enable the Fund to buy or sell protection against a credit event of a specific issuer. As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract. If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. The Fund as a seller of a single-name credit default swap could experience losses if the portfolio manager does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

In addition to the risks applicable to derivatives generally, single-name credit default swaps involve special risks because such securities may be difficult to value, are susceptible to liquidity and credit risk, and with respect to purchased protection, generally pay a return to the Fund only in the event of a credit event such as default by the issuer of the underlying obligation

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(as opposed to a credit downgrade or other indication of financial difficulty). With respect to illiquidity, if a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. The risks for cleared credit default swaps may be lower than for uncleared credit default swaps because, to the extent such a trading market is available, the counterparty is a clearinghouse. However, there is no assurance that a clearinghouse or its members will satisfy their obligations. In addition, unlike CDXs, single-name credit default swaps do not have the benefit of diversification across many issuers.

Regulations enacted by the CFTC under the Dodd-Frank Act require the Fund to clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, an FCM that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Forward Volatility Agreements.  The Fund also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, the Fund may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap.

Event-Linked Exposure.  The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or by implementing “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose the Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would

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not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Options on Swap Contracts.  The Fund may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”). Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Recovery Locks.  The Fund may enter into recovery locks. A recovery lock is an agreement between two parties that provides for a fixed payment by one party and the delivery of a reference obligation, typically a bond, by the other party upon the occurrence of a credit event, such as a default, by the issuer of the reference obligation. Recovery locks are used to “lock in” a recovery amount on the reference obligation at the time the parties enter into the agreement. In contrast to a credit default swap where the final settlement amount may be dependent on the market price for the reference obligation upon the credit event, a recovery lock fixes the settlement amount in advance and is not dependent on the market price of the reference obligation at the time of the credit event. Unlike certain other types of derivatives, recovery locks generally do not involve upfront or periodic cash payments by either of the parties. Instead, payment and settlement occurs after there has been a credit event. If a credit event does not occur prior to the termination date of a recovery lock, the agreement terminates and no payments are made by either party. The Fund may enter into a recovery lock to purchase or sell a reference obligation upon the occurrence of a credit event.

Recovery locks are subject to the risk that Janus Capital will not accurately forecast the value of a reference obligation upon the occurrence of a credit event. For example, if the Fund enters into a recovery lock and agrees to deliver a reference obligation in exchange for a fixed payment upon the occurrence of a credit event, the value of the reference obligation or eventual recovery on the reference obligation following the credit event may be greater than the fixed payment made by the counterparty to the Fund. If this occurs, the Fund will incur a loss on the transaction. In addition to general market risks, recovery locks are subject to illiquidity risk, counterparty risk and credit risk. The market for recovery locks is relatively new and is smaller and less liquid than the market for credit default swaps and other derivatives. Elements of judgment may play a role in determining the value of a recovery lock. It may not be possible to enter into a recovery lock at an advantageous time or price. The Fund will only enter into recovery locks with counterparties that meet certain standards of creditworthiness.

Structured Investments.  A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.

Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify the Fund’s gains or losses. The risk of collateral debt obligations depends largely on the type of collateral securing the obligations. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.

Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, the Fund’s ability to resell such a

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structured instrument may be more limited than its ability to resell other Fund securities. The Fund may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Fund’s net assets, when combined with all other illiquid investments of the Fund.

Credit-Linked Securities.  The Fund may invest in credit-linked securities. Credit-linked securities are types of structured products that are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed-income markets. For example, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk.

Structured Notes and Indexed Securities.  Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent the Fund invests in these notes and securities, however, Janus Capital analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Significant Market Events.  Economic downturns can prompt various economic, legal, budgetary, tax, and regulatory reforms across the globe. The 2008 financial crisis in both the U.S. and global economies resulted, in significant declines in value and liquidity worldwide across the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. The conclusion of this support, and/or failure of the measures put in place could negatively affect financial markets generally, as well as the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending.

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The effect of these changes on the markets, and the practical implications for market participants, including the Funds, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The value of a Fund’s holdings is also generally subject to the risk of significant future local, national, or global economic disruptions or slowdowns in the markets in which a Fund invests. In the event of such an occurrence, the issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may require government assistance that is contingent on increased restrictions on their business operations or their government interventions. In addition, it is not certain that the U.S. government or foreign governments will intervene in response to a future market disruption and the effect of any such future intervention cannot be predicted.

On June 23, 2016, the United Kingdom voted via referendum to leave the EU, which immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. On March 29, 2017, the United Kingdom invoked a treaty provision that sets out the basics of a withdrawal from the EU and provides that negotiations must be completed within two years, unless all EU member states agree on an extension. There remains considerable uncertainty relating to the circumstances and potential consequences of an exit, the outcome of negotiations for the withdrawal and the terms of new trade agreements, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU, which may increase market volatility across the global economy. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/ or Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Tax Risk

As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund. Refer to “Income Dividends, Capital Gain Distributions, and Tax Status” section for additional information regarding Fund taxation.

PORTFOLIO TURNOVER

The portfolio turnover rate of the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average of the value of the portfolio securities owned by the Fund during the year. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the fiscal year. A 100% portfolio turnover rate would occur, for example, if all of the securities held by the Fund were replaced once during the fiscal year. The Fund cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to turnover in the Fund’s Underlying Index, market conditions, changes in the size of the Fund, fluctuating volume of shareholder purchase and redemption orders and the nature of the Fund’s investments. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Fund performance. The Fund’s portfolio turnover rate for the period of commencement of operations on September 12, 2018 through October 31, 2018 was 91%.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Investment Company Holdings Disclosure Policies and Procedures adopted by the Fund’s Trustees are designed to ensure that the Fund’s portfolio holdings information is disclosed in a manner that (i) is consistent with applicable legal requirements and in the best interest of the Fund’s shareholders; (ii) does not put the interests of Janus Capital, ALPS Distributors, Inc., or any affiliated person of Janus Capital or ALPS Distributors, Inc., above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of Creation Units; and (iv) does not provide selective access to portfolio

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holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “entities” referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation members, subscribers to various fee-based subscription services, Authorized Participants, and other institutional market participants and entities that provide information for transactional services.

Disclosure of Portfolio Holdings in Accordance with SEC Exemptive Relief.  Each business day, the Fund’s portfolio holdings information is provided to ALPS Distributors, Inc. or other agent for dissemination through the facilities of the National Securities Clearing Corporation and/or other fee-based subscription services to National Securities Clearing Corporation members and/or subscribers to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings on the following business day. In addition, on each business day before commencement of trading in shares on the NYSE Arca, the Fund will disclose on janushenderson.com/info the identities and quantities of each portfolio position held by the Fund that will form the basis for the Fund’s calculation of the NAV per share at the end of the business day.

Disclosure of Portfolio Holdings as Required by Applicable Law.  The Fund is also required to disclose its complete holdings in the quarterly holdings report on Form N-Q (or any successor Form) within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be obtained by calling 1-800-SEC-0330; and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020.

Daily access to information concerning the Fund’s portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and in providing administrative, operational, risk management, or other support to portfolio management; and (ii) to other personnel of Janus Capital, ALPS Distributors, Inc. and its affiliates, and the administrator, custodian, and fund accountant who deal directly with, or assist in, functions related to investment management, distribution, administration, custody, securities lending, and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with federal securities laws and regulations thereunder.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the National Securities Clearing Corporation. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital’s Chief Compliance Officer that the Fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. The Chief Compliance Officer reports to the Fund’s Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

Under extraordinary circumstances, Janus Capital’s Chief Compliance Officer or a designee has the authority to waive one or more provisions of, or make exceptions to, the Investment Company Holdings Disclosure Policies and Procedures when in the best interest of the Fund and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances.

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INVESTMENT ADVISER

INVESTMENT ADVISER – JANUS CAPITAL MANAGEMENT LLC

As stated in the Prospectus, the Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is an indirect wholly-owned subsidiary of Janus Henderson Group plc (“JHG”). Janus Capital Group Inc., the direct parent of Janus Capital, completed a strategic combination with Henderson Group plc on May 30, 2017 to form JHG, doing business as Janus Henderson Investors.

The Fund’s Advisory Agreement is in effect for an initial term of two years and from year to year thereafter so long as such continuance is approved at least annually by the vote of a majority of the Fund’s Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Trustees”), and by either the Fund’s Trustees or the affirmative vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement: (i) may be terminated, without the payment of any penalty, by the Fund’s Trustees, or the vote of at least a majority of the outstanding voting securities of the Fund, or Janus Capital, on 60 days’ advance written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of the Fund.

The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund’s investments, provide office space for the Fund and certain other advisory-related services. Pursuant to the Advisory Agreement, under the unitary fee structure, the Fund pays Janus Capital a “Management Fee” in return for providing certain investment advisory, supervisory, and administrative services to the Fund. The fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the Management Fee, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses.

Janus Capital has received an exemptive order from the SEC that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of the Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).

Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and reallocate the Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that the Fund’s assets are allocated to one or more subadvisers, Janus Capital, subject to oversight and supervision by the Trustees, would have responsibility to oversee such subadviser to the Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for the Fund. The order also permits the Fund to disclose subadvisers’ fees only in the aggregate. In the event that Janus Capital hires a new subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.

The Trustees and the initial shareholder of the Fund have approved the use of a manager-of-managers structure for the Fund.

Janus Capital also provides certain administration services necessary for the operation of the Fund, including, but not limited to, blue sky registration and monitoring services, and preparation of prospectuses.

You can request the Fund’s annual or semiannual reports (as they become available), free of charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, or by contacting a Janus representative at 1-800-668-0434. The reports are also available, free of charge, at www.janushenderson.com/info.

The Fund pays a monthly management fee to Janus Capital for its services. From commencement of operations on September 12, 2018 through October 31, 2018, the fee was based on the average daily net assets of the Fund and was calculated at the following annual rate.

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Fund Name	Average Daily Net Assets of the Fund	Contractual Management Fees (%) (annual rate)
Janus Henderson Mortgage-Backed Securities ETF	All Asset Levels	0.35%

Effective November 1, 2018, the Fund implemented a new management fee rate schedule, as shown in the table below (expressed as an annual rate). The fee is based on the Fund’s daily net assets.

Fund Name	Daily Net Assets of the Fund	Contractual Management Fees (%) (annual rate)
Janus Henderson Mortgage-Backed Securities ETF	$0-$500 million	0.35
	Next $500 million	0.28
	Over $1 billion	0.20

The following table summarizes the management fee paid by the Fund for the period from commencement of operations on September 12, 2018 through October 31, 2018.

Fund Name	For the Period September 12, 2018 through October 31, 2018
Janus Henderson Mortgage-Backed Securities ETF	$14,308

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

From their own assets, Janus Capital or its affiliates pay selected brokerage firms or other financial intermediaries for making certain funds available to their clients or otherwise distributing, promoting or marketing the funds. Janus Capital or its affiliates make payments to one or more intermediaries for information about transactions and holdings in a fund, such as the amount of fund shares purchased, sold or held through the intermediary and or its salespersons, the intermediary platform(s) on which shares are transacted and other information related to a fund. Payments made to intermediaries may eliminate or reduce trading commissions that the intermediary would otherwise charge its customers or its salespersons in connection with the purchase or sale of certain funds. Payment by Janus Capital or its affiliates to eliminate or reduce a trading commission creates an incentive for salespersons of the intermediary to sell the Janus Henderson funds over other funds for which a commission would be charged. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different intermediaries. Janus Capital may determine to make payments based on any number of factors or metrics. For example, Janus Capital may make payments at year-end and/or other intervals in a fixed amount, an amount based upon an intermediary’s services at defined levels, an amount based upon the total assets represented by funds subject to arrangements with the intermediary, or an amount based on the intermediary’s net sales of one or more funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. Other factors may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, disposition and retention rates of assets held through the intermediary, the willingness to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings may differ from one intermediary to another and may change from time to time. As of the date of this SAI, Janus Capital and its affiliates have agreements with E-Trade Securities LLC and Morgan Stanley Smith Barney LLC to make payments out of their own assets related to the acquisition or retention of certain Janus Henderson ETFs. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.

With respect to non-exchange-traded Janus Henderson funds, Janus Capital or its affiliates may pay fees, from their own assets, to selected brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries that sell the Janus Henderson funds for distribution, marketing, promotional, or related services, and/or for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the

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Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services. Shareholders investing through an intermediary should consider whether such arrangements exist when evaluating any recommendations from an intermediary.

In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Janus Henderson funds. Janus Capital or its affiliates may also pay intermediaries for the development of technology platforms and reporting systems. Janus Capital or its affiliates may make payments to participate in intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other funds (or non-investment company investments), with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus Henderson fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund. Please contact your financial intermediary or plan sponsor for details on such arrangements.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

Janus Capital acts as adviser to a number of mutual funds and exchange-traded funds. In addition, it acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts, as well as other pooled investment vehicles, such as hedge funds. Janus Capital has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. As such, investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by

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an account or the size of the position obtained or liquidated for an account. In others, however, the accounts’ ability to participate in volume transactions may produce better executions and prices for the accounts.

With respect to allocations of initial public offerings of equity securities or syndicate offerings of bonds (each a “Primary Offering”), under Primary Offering allocation procedures adopted by Janus Capital, an account may participate in a Primary Offering if the portfolio managers believe the Primary Offering is an appropriate investment based on the account’s investment restrictions, risk profile, asset composition, and/or cash levels. For equity securities, these Primary Offering allocation procedures generally require that all shares purchased in a Primary Offering be allocated on a pro rata basis to all participating accounts based upon the total assets of each account. For syndicated bond offerings, the Primary Offering procedures generally require that all bonds purchased be allocated on a pro rata basis to all participating accounts within the same investment strategy (as opposed to pro rata across all participating accounts). To the extent a fund, such as a new fund, has only affiliated shareholders, such as a portfolio manager or an adviser, and the fund participates in a Primary Offering, those shareholders may be perceived as receiving a benefit and, as a result, may have a conflict with management of the fund.

Janus Capital is permitted to adjust its allocation procedures to address fractional shares, odd lots, or minimum issue sizes. In certain circumstances, and subject to its allocation procedures, Janus Capital may deviate from a pro-rata allocation to account for allocation sizes that are deemed, by the portfolio managers, to be de minimis to certain eligible accounts or to address situations specific to individual accounts (e.g., cash limitations, position weightings, etc.). Participation in Primary Offerings may impact performance. In particular, the allocation of securities may have the unintended consequence of having a greater impact (positive or negative) on the performance of one or more accounts compared to other accounts.

Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.

Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described. In addition, procedures prohibit a portfolio manager from executing a short sale on a security held long in any other portfolio that he or she manages but is not held long in the account in which the portfolio manager is placing the short. Note this does not prohibit shorting against the box. The procedures also require approvals of Janus Capital senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus Henderson funds and accounts.

The Fund and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Pursuant to the provisions of the 1940 Act, the Fund may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All funds are eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. In addition, Janus Capital receives an investment advisory fee for managing the cash management vehicle used for its securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective portfolio managers. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

ALPS Distributors, Inc.’s Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Trustees have approved a Code of Ethics adopted by ALPS Distributors, Inc. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

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The Code of Ethics applies to the personal investing activities of ALPS Distributors, Inc. (“Access Persons”). Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Code of Ethics, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Code of Ethics permits personnel subject to the Code to invest in securities subject to certain limitations, including securities that may be purchased or held by the Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Code of Ethics is on file with the SEC, and is available to the public.

Janus Capital Personal Code of Ethics

Janus Capital currently has in place the Personal Code of Ethics, which is comprised of the Personal Account Dealing Policy, the Gift and Entertainment Received Policy, the Outside Business Activities Policy, and the Political Activities Policy. The Personal Code of Ethics is designed to ensure Janus Capital personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Personal Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) refrain from using any material nonpublic information in securities trading. The Personal Code of Ethics is on file with and available from the SEC through the SEC website at http://www.sec.gov.

Under the Personal Account Dealing Policy, all Janus Capital personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Personal Account Dealing Policy. All personnel of Janus Capital and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Personal Account Dealing Policy.

In addition to the pre-clearance requirement described above, the Personal Account Dealing Policy subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Personal Account Dealing Policy and under certain circumstances Janus Capital personnel may be required to forfeit profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES

The Fund’s Trustees have delegated to Janus Capital the authority to vote all proxies relating to the Fund’s portfolio securities in accordance with Janus Capital’s own policies and procedures. A summary of Janus Capital’s policies and procedures is available without charge: (i) upon request, by calling 1-800-525-0020; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

A complete copy of Janus Capital’s proxy voting policies and procedures, including specific guidelines, is available at janushenderson.com/proxyvoting.

The Fund’s proxy voting record for the one-year period ending each June 30th will be available, free of charge, through janushenderson.com/proxyvoting and from the SEC through the SEC’s website at http://www.sec.gov.

JANUS CAPITAL MANAGEMENT LLC PROXY VOTING SUMMARY FOR THE FUND

Janus Capital seeks to vote proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service, Institutional Shareholder Services Inc. (the “Proxy Voting Service”), subject to specific provisions in a client’s account documentation related to exception voting.

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Proxy Voting Procedures

Janus Capital has adopted proxy voting procedures (the “Proxy Voting Procedures”) and developed proxy voting guidelines (the “Janus Guidelines”) that are intended to ensure that votes are cast in the best interest of clients and shareholders, including by mitigating any potential conflicts of interest.

The Janus Guidelines outline how Janus Capital generally votes proxies for securities held in the funds and accounts it manages. The Janus Guidelines, which include recommendations on most major corporate issues, are developed by the Janus Henderson Proxy Voting Committee (the “Proxy Voting Committee”) in consultation with Janus Capital’s portfolio managers. The Proxy Voting Committee is composed of representatives from the Office of the Treasurer, Denver Operations Control, the Governance and Responsible Investing Team, and Compliance and one or more portfolio management representatives; and assisted by non-voting members from the Legal group. The Proxy Voting Committee also engages the Proxy Voting Service to provide research and recommendations on policies and guidelines.

Although Janus Capital has created the Proxy Voting Committee to provide guidance on general proxy issues and engaged the Proxy Voting Service to provide research and recommendations on specific ones, Janus Capital’s portfolio managers are ultimately responsible for voting proxies. The Proxy Voting Procedures and Janus Guidelines identify votes where portfolio manager input is neither requested nor required along with votes where portfolio manager input is requested or required. The portfolio managers have elected to generally vote in accordance with the Janus Guidelines, in accordance with the Proxy Voting Service recommendation where portfolio manager input is required, or in accordance with the votes of another portfolio manager that also holds those securities if that other portfolio manager is better situated to make a determination on the particular proxy issue and instructs a vote contrary to the Janus Guidelines or to the Proxy Voting Service recommendation.

Certain Funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a Fund cannot vote the shares. The portfolio managers have discretion to pull back lent shares before proxy record dates and vote proxies if time permits.

The Proxy Voting Committee’s oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, the potential for conflicts of interest exists in instances where a portfolio manager has discretion to vote differently than the Janus Guidelines. On a quarterly basis, the Proxy Voting Committee reviews records of any votes that were cast differently than the Janus Guidelines and the related rationales for such votes. Additionally, and in instances where a portfolio manager proposes to vote a proxy inconsistent with the Janus Guidelines and a potential conflict is identified, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager’s rationale is reasonable, the Proxy Voting Committee will refer the matter to the appropriate Chief Investment Officer(s) (or Director of Research in his/her absence) to determine how to vote.

Proxy Voting Policies

As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

Board of Directors Issues

Janus Capital: (i) will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors; (ii) will generally vote in favor of proposals to increase the minimum number of independent directors; and (iii) will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

Auditor Issues

Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

Equity and Executive Compensation Issues

Janus Capital reviews equity compensation-related proposals on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify plan features and grant practices that demonstrate good stewardship of investors’ interests regarding executive compensation. Janus Capital will generally vote against plans if the estimated cost is above the allowable cap (an industry-specific, market cap-based amount

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calculated by the Proxy Voting Service) and/or plan features and grant practices are determined to be misaligned with maximizing shareholder value. Proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period) will generally be opposed. Janus Capital will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained (as determined by Janus Capital).

General Corporate Issues

Janus Capital: (i) will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers); (ii) will generally oppose proposals for different classes of stock with different voting rights; and (iii) will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers, unless such measures are designed primarily as a short-term means to protect a tax benefit or are structured in a way that give shareholders the ultimate decision on any proposal or offer, and are proposed in a transparent and independent fashion. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

Shareholder Proposals

If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital’s first priority is to act as a fiduciary in the best financial interests of its clients. Janus Capital recognizes that environmental, social, moral, or ethical issues present risks and opportunities that can have an impact on company financial performance. Janus Capital strives to balance these issues in a manner consistent with its fiduciary obligations. Janus Capital will generally vote with management on these matters unless it identifies areas of weakness or deficiency relative to peers and/or industry best practices or it feels that management has failed to adequately respond to shareholder concerns. In such instances Janus Capital will review these matters on a case-by-case basis, consistent with its fiduciary obligations to clients. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

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CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS

State Street Bank and Trust Company (“State Street” or the “Custodian”), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Fund and of an affiliated cash management pooled investment vehicle. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Fund’s securities and cash held outside the United States. The Fund’s Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Fund’s assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund. State Street also serves as transfer agent for the shares of the Fund (“Transfer Agent”).

State Street also provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an Agreement with Janus Capital, on behalf of the Fund. Janus Capital may cancel this Agreement at any time with 90 days’ notice. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, per Fund, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services.

The following table summarizes the fees received by State Street for custodian, transfer agent and sub-administrative services for the period of commencement of operations on September 12, 2018 through October 31, 2018 for the Fund.

Fund Name	For the Period September 12, 2018 through October 31, 2018
Janus Henderson Mortgage-Backed Securities ETF	$18,172

Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. Pursuant to agreements with Janus Capital on behalf of the Fund, State Street Global Markets, an affiliate of State Street, may execute portfolio transactions for the Fund, including but not limited to, transactions in connection with cash in lieu transactions (as described under Fund Deposit) for foreign securities.

ALPS Distributors, Inc. (“ALPS” or the “Distributor”), 1290 Broadway, #1100, Denver, Colorado 80203-5603 is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). ALPS acts as the agent of the Fund in connection with the sale of its shares in all states in which such shares are registered and in which ALPS is qualified as a broker-dealer. Under the Distribution Agreement, ALPS offers Creation Units of the Fund’s shares on an ongoing basis.

Pursuant to an agreement with ALPS, Janus Distributors LLC (dba “Janus Henderson Distributors”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, and a member of FINRA, may provide marketing and promotional services on behalf of the Fund. Janus Henderson Distributors does not receive any compensation from the Fund or ALPS for such services.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Janus Capital places all portfolio transactions of the Fund. Janus Capital has a policy of seeking to obtain the “best execution” of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital may occasionally pay higher commissions for research services as described below.

Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital’s knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. To constitute eligible “research services,” such services must qualify as “advice,” “analyses,” or “reports.” To determine that a service constitutes research services, Janus Capital must conclude that it reflects the “expression of reasoning or knowledge” relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible “brokerage services,” such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital’s own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer’s sale of Fund shares when choosing a broker-dealer to effect transactions.

“Cross trades,” in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the Fund’s Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus Henderson fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a fund involved in a cross trade.

For the period of commencement of operations on September 12, 2018 through October 31, 2018, the total brokerage commissions paid by the Fund to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Fund are summarized below.

Fund Name	For the period September 12, 2018 through October 31, 2018
	Commissions	Transactions
Janus Henderson Mortgage-Backed Securities ETF	$0	$0

Janus Capital does not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital does, however, have internal procedures for allocating transactions in a manner consistent with its execution policies to brokers that it has identified as providing research, research-related products or services, or execution-related services of a particular benefit to its clients. Janus Capital has entered into client commission agreements (“CCAs”) with certain broker-dealers under which the broker-dealers may use a portion of their commissions to pay third parties or other broker-dealers that provide Janus Capital with research or brokerage services, as permitted under

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Section 28(e) of the Securities Exchange Act of 1934. CCAs allow Janus Capital to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third parties or other broker-dealers for research or brokerage services. All uses of CCAs by Janus Capital are subject to applicable law and their best execution obligations. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital, and such research may not necessarily be used by Janus Capital in connection with the same accounts that paid commissions to the broker providing such brokerage and research products and services. Such products and services may not always be used in connection with management of the Fund. Similarly, research and brokerage services paid for with commissions generated by equity trades may be used for fixed-income clients that normally do not pay brokerage commissions or other clients whose commissions are generally not used to obtain such research and brokerage services.

Janus Capital may also use step-out transactions in order to receive research products and related services. In a step-out transaction, Janus Capital directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but “step-out” all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the stepped-in portion. In a new issue designation, Janus Capital directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital directs that broker-dealer to designate a portion of the broker-dealer’s commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital’s receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital has an incentive to continue to engage in such transactions; however, Janus Capital only intends to utilize step-out transactions and new issue designations when it believes that doing so would not hinder best execution efforts.

When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital, better prices and executions will be achieved through the use of a broker.

Creation or redemption transactions, to the extent consisting of cash, may require the Fund to contemporaneously transact with broker-dealers for purchases of Deposit Securities (as defined under Fund Deposit) or sales of Fund Securities (as defined under Redemption of Creation Units), including any foreign exchange, as applicable. Such transactions with a particular broker-dealer may be conditioned upon the broker-dealer’s agreement to transact at guaranteed price levels in order to reduce transaction costs the Fund would otherwise incur as a consequence of settling creation or redemption baskets in cash rather than in-kind.

The following table summarizes the total amount of brokerage commissions paid by the Fund during the period from commencement of operations on September 12, 2018 through October 31, 2018.

Fund Name	For the Period September 12, 2018 through October 31, 2018
Janus Henderson Mortgage-Backed Securities ETF	$2,809

Brokerage commissions paid by the Fund may vary significantly from year to year because of portfolio turnover rates, varying market conditions, changes to investment strategies or processes, and other factors.

As of October 31, 2018, the Fund did not own securities of its regular broker-dealer (or parents).

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SHARES OF THE TRUST

NET ASSET VALUE DETERMINATION

As stated in the Fund’s Prospectus, the net asset value (“NAV”) of the shares of the Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV of the Fund is computed by dividing the net assets by the number of the Fund’s shares outstanding. Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). In determining NAV, equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. If applicable, equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be valued on an amortized cost basis.

Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

The Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

Rule 12b-1 under the 1940 Act, as amended, (the “Rule”) provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted a Rule 12b-1 Distribution Plan (“Rule 12b-1 Plan”) pursuant to which the Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts. ALPS, as the Fund’s principal underwriter, and Janus Capital may have a direct or indirect financial interest in the Rule 12b-1 Plan or any related agreement. Pursuant to the Rule 12b-1 Plan, the Fund may pay a fee of up to 0.25% of the Fund’s average daily net assets. No Rule 12b-1 fee is currently being charged to the Fund.

The Rule 12b-1 Plan was approved by the Board, including a majority of the Independent Trustees of the Fund. In approving each Rule 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Fund and its shareholders.

The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

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CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Participant Agreement (as defined below), on any Business Day (as defined below).

A “Business Day” with respect to the Fund is each day the Listing Exchange is open, which excludes weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day.

Fund Deposit

The consideration for purchase of Creation Units of the Fund will generally consist of cash. If creations are not conducted in cash, the consideration for purchase of Creation Units of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (“Deposit Securities”) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which will be applicable (subject to possible amendment or correction) to creation requests received in proper form. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.

The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.

Janus Capital makes available through the NSCC on each Business Day prior to the opening of business on the Listing Exchange, the list of names and the required number or par value of each Deposit Security, if any, and the amount of the Cash Component to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for the Fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of the Fund until such time as the next-announced Fund Deposit is made available.

The identity and number or par value of the Deposit Securities change pursuant to changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by Janus Capital with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Fund’s portfolio.

The Fund reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through Depository Trust Company (“DTC”) or the Clearing Process (as discussed below). If permitted by applicable laws to offer Creation Units of the Fund in exchange for the Fund Deposit, the Fund also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which (i) the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities or other local laws or (ii) the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations. In the case of transactions involving “cash in lieu” amounts, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. If a purchase or redemption consists solely or partially of cash and the Fund places a brokerage transaction for portfolio securities with a third party broker, an Authorized Participant or its affiliated broker-dealer, the broker or the Authorized Participant (or an affiliated broker-dealer of the Authorized Participant) may be required, in its capacity as broker-dealer with respect to that transaction, to cover certain brokerage, tax, execution, and market impact costs through a brokerage execution guarantee.

Procedures for Creating Creation Units

To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a DTC Participant, and must have executed an agreement with the

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Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an “Authorized Participant.” All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Role of the Authorized Participant

Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor. Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through a non-Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor. The Distributor and Transfer Agent have adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor, Transfer Agent, and their agents in connection with creation and redemption transactions, as applicable.

Placement of Creation Orders

Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by the Custodian or a subcustodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the Custodian or subcustodian for such Central Depository Account generally before 2:00 p.m., Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the second business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian generally before 3:00 p.m., Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor, provided that the relevant Fund Deposit has been received by the Fund prior to such time.

Purchase Orders

To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of the Fund, in proper form, by the Cutoff Time (as defined below). The Distributor or its agent will notify Janus Capital and the Custodian of such order. The Custodian will then provide such information to any appropriate subcustodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures

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handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

The Authorized Participant is responsible for any and all expenses and costs incurred by the Fund, including any applicable cash amounts, in connection with any purchase order.

Timing of Submission of Purchase Orders

An Authorized Participant must submit an irrevocable order to purchase shares of the Fund generally before 3:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. Notwithstanding the foregoing, the Fund may, but is not required to permit orders until 4:00 p.m., Eastern time, or until the market closes (in the event the Listing Exchange closes early). On days when the Listing Exchange or bond markets close earlier than normal (or on days where the bond market is closed but the Listing Exchange is open), the Fund may require orders to create or redeem creation units to be placed earlier in the day. Creation Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Orders to create shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant foreign market are closed may be charged the maximum additional charge for Creation Unit transactions as set forth in this SAI to account for transaction costs incurred by the Fund. The Fund’s deadline specified above for the submission of purchase orders is referred to as the Fund’s “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor’s or its Transfer Agent’s proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance. However, to account for transaction costs otherwise incurred by the Fund, an Authorized Participant that submits an order to the Distributor after the Cutoff Time stated above, may be charged the maximum additional charge for Creation Unit transactions as set forth in this SAI.

Acceptance of Orders for Creation Units

Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to the Fund’s right (and the right of the Distributor and Janus Capital) to reject any order until acceptance, as set forth below.

Once the Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or Janus Capital, have an adverse effect on the Fund or the rights of beneficial owners; or

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(vii) circumstances outside the control of the Fund, the Distributor or its agent and Janus Capital make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Fund, Transfer Agent, subcustodian, and Distributor or their agents are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a Creation Unit

Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor or its agent and Janus Capital shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit. Creation Units for the Fund typically are issued on a “T+2 basis” (i.e., two Business Days after trade date). However, as discussed in “Regular Holidays”, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets, as applicable, of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security) and in certain other circumstances.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 105%, which percentage Janus Capital may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the Fund’s then-effective procedures. The only collateral that is acceptable to the Fund is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund’s current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.

Costs Associated with Creation Transactions

A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee will be charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction. Authorized Participants will also bear the costs of transferring the Deposit Securities to the Fund. If a purchase or redemption consists solely or partially of cash, the Authorized Participant may be required to pay an additional transaction charge (up to the maximum amounts shown in the table below) to cover brokerage and certain other costs related to a creation or redemption transaction. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.

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The following table shows, as of the date of this SAI, the approximate value of one Creation Unit standard fees and maximum additional charges for creations and redemptions (as described above):

Approximate Value of a Creation Unit	Creation Unit Size**	Standard Creation/ Redemption Transaction Fee	Maximum Additional Charge for Creations*	Maximum Additional Charge for Redemptions*
$1,250,000	25,000	$500	1.00%	1.00%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.
**	Creation Units are a specified number of shares, at least 25,000, and generally multiples of 5,000 above 25,000. Janus Capital may modify the Creation Unit size with prior notification to the Fund’s Authorized Participants.

In addition to the transaction fees listed above, the Fund may charge an additional variable fee for non-standard order and creations and redemptions in whole or partial cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and Janus Capital’s view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by the Fund with respect to that transaction.

Variable Charge (as a percentage of the net asset value per Creation Unit)
Janus Henderson Mortgage-Back Securities ETF	0.03%

Redemption of Creation Units

Shares of the Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Transfer Agent or its agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.

The Fund generally redeems Creation Units in-kind plus any Cash Amount due. Please see the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Fund.

Janus Capital will make available through the NSCC, prior to the opening of business on the Listing Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash (the “Cash Amount,” as described below). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable in order to effect redemptions of Creation Units of the Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.

The redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).

The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security. The Trust also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which: (i) the delivery of a Fund Security to the Authorized Participant would be restricted under applicable securities or other local laws; or (ii) the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

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Cash Redemption Method

Although the Trust does not ordinarily permit partial or full cash redemptions of Creation Units of the Fund, when partial or full cash redemptions of Creation Units are available or specified (Creation Units of the Fund are generally redeemed in-kind), they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.

Costs Associated with Redemption Transactions

A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction. Authorized Participants will also bear the costs of transferring the Fund Securities from the Fund to their account on their order. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.

Placement of Redemption Orders

Redemption requests for Creation Units of the Fund must be submitted to the Transfer Agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Fund generally before 3:00 p.m., Eastern time on any Business Day, in order to receive that day’s NAV. On days when the Listing Exchange or bond markets close earlier than normal (or on days where the bond market is closed but the Listing Exchange is open), the Fund may require orders to create or redeem creation units to be placed earlier in the day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.

The Authorized Participant must transmit the request for redemption in the form required by the Fund to the Transfer Agent or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Transfer Agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on the applicable Business Day, (ii) a request in form satisfactory to the Fund is received by the Transfer Agent or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by 10:00 a.m., Eastern time on the Business Day next following the day that the redemption request is received, the redemption request may be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, the Transfer Agent or its agent shall notify the Fund of such redemption request. The tender of an investor’s shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

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A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.

Deliveries of redemption proceeds by the Fund generally will be made within two Business Days (i.e., “T+2”). Further, as discussed in “Regular Holidays”, the Fund reserves the right to settle redemption transactions and deliver redemption proceeds on another basis to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances. “Regular Holidays” identifies the instances, if any, where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, the Trust will make delivery of redemption proceeds within the number of days stated in “Regular Holidays” to be the maximum number of days necessary to deliver redemption proceeds.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Fund may in its discretion exercise the option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.

Although the Trust does not ordinarily permit cash redemptions of Creation Units in the event that cash redemptions are permitted or required by the Trust, proceeds will be paid to the Authorized Participant redeeming shares as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in “Regular Holidays” in which more than seven calendar days would be needed).

To the extent contemplated by an Authorized Participant’s agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund, at or prior to 10:00 a.m., Eastern time on the Listing Exchange business day after the date of submission of such redemption request, the Transfer Agent or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105%, which percentage Janus Capital may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m., Eastern time on the day after the date of submission of such redemption request and shall be held by the Custodian and marked-to-market daily. The fees of the Custodian and any subcustodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Fund to acquire shares of the Fund at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Fund of purchasing such shares, plus the value of the Cash Amount, and the value of the cash collateral.

Because the portfolio securities of the Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase or sell shares of the Fund on the Listing Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of

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which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

Taxation on Creations and Redemptions of Creation Units

An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased (plus any cash received by the Authorized Participant as part of the issue) over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for Deposit Securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the Deposit Securities (plus any cash received by the Authorized Participant as part of the redemption). However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.

Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

Regular Holidays

For every occurrence of one or more intervening holidays in the applicable foreign market or U.S. bond market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market or U.S. bond market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market or U.S. bond market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

In calendar year 2019, the dates of U.S. regular holidays affecting the relevant securities markets in which a Fund invests are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):

2019
January 1 January 15 February 19 March 30 May 28 July 4 September 3 November 22 December 25

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INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAX STATUS

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Fund.

Dividends from net investment income are generally declared and distributed to shareholders monthly. It is a policy of the Fund to make distributions of any realized net capital gains at least annually. Any net capital gains realized during each fiscal year are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well.

Fund Taxation

The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to federal income tax on its taxable income at the applicable corporate income tax rate. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends-received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for “qualified dividend income.” In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

Certain transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible. In certain circumstances, the Fund may be required to accrue income on an investment prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. In certain cases, the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it generally will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.

The Fund may purchase securities of certain foreign corporations considered to be passive foreign investment companies under the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Fund, the Fund may make various elections permitted by the tax laws. However, these elections could require that the Fund recognize taxable income, which in turn must be distributed even though the Fund may not have received any income upon such an event.

Some foreign securities purchased by the Fund may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year and the Fund qualifies under Section 853 of the Internal Revenue Code, the Fund may elect to pass through such taxes to shareholders. If the Fund makes such an election, foreign taxes paid by the Fund will be reported to shareholders as income and shareholders may claim either a foreign tax credit or deduction for such taxes, subject to certain limitations. If such election is not made by the Fund, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income.

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Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, treasury regulations, and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character, and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes, or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

Generally, the character of the income or capital gains that the Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Shareholder Taxation

Shareholders will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions from the Fund’s net investment income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to shareholders as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. Because the income of the Fund is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid by the Fund is anticipated to be qualified dividend income. Distributions of the Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long shares of the Fund were held. Long-term capital gains are taxable to noncorporate investors at a maximum federal income tax rate of 20%. Dividends paid by the Fund may also qualify in part for the 50% dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Internal Revenue Code are satisfied. Generally, however, dividends received from most REITs and on stocks of foreign issuers are not eligible for the dividends-received deduction when distributed to the Fund’s corporate shareholders. Distributions from the Fund may also be subject to foreign, state, and local income taxes. Please consult a tax adviser regarding the tax consequences of Fund distributions and to determine whether you will need to file a tax return.

No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details

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of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Distributions declared by the Fund during October, November, or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. The Fund will notify its shareholders each year of the amount and type of dividends and distributions it paid.

Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of the Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares of the Fund will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.

When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (“TIN”), certify that it is correct, and certify that he, she, or it is not subject to backup withholding. If a shareholder fails to provide a TIN or the proper tax certifications, the Fund is required to withhold 24% of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. The Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the U.S., are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by a Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Foreign Account Tax Compliance Act (“FATCA”).  Under the FATCA, a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations recently issued by the IRS which can be relied on currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

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TRUSTEES AND OFFICERS

The following are the Trustees and officers of the Trust together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Street Trust. As of the date of this SAI, collectively, the two registered investment companies consist of 10 series or funds. The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Except as otherwise disclosed, Fund officers receive no compensation from the Funds.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange-Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Liffe U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).	10

Independent Trustee, Clough Funds Trust (investment company) (since 2015), Chairman, Clough Funds Trust (since 2017), Independent Trustee, Clough Dividend and Income Fund (closed-end fund) (since 2017), Independent Trustee, Clough Global Opportunities Fund (closed-end fund) (since 2017), Independent Trustee, Clough Global Equity Fund (closed-end fund) (since 2017), Independent Trustee, Elevation ETF Trust (investment company) (2016-2018), Chairman, Elevation ETF Trust (2016-2018), and Independent Trustee, Global X Funds (investment company) (since 2018).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal, Maureen Upton Ltd. (consulting services to developers of major infrastructure projects and investors) (since 2017). Formerly, Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (2015-2017) and Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	10	Director, Denver Metro Leadership Foundation (non-profit organization) (2012-2014).
Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, Bay Boston Capital LP (investment fund in finance companies, banks and bank holdings companies) (since 2015). Formerly, Management Advisor, BoxCast, Inc. (technology start-up company) (2014-2017) and Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013).	10	Director, State Farm Bank (banking) (since 2014).
Interested Trustee
Michael Drew Elder** 151 Detroit Street Denver, CO 80206 DOB: 1970	Trustee	8/15-Present	Co-Head of Global Distribution, Janus Henderson Investors (since 2018) and President, Janus Henderson Distributors (broker-dealer) (since 2014). Formerly, Head of U.S. Intermediary Distribution, Janus Capital Management LLC (2015-2018); Executive Vice President, Janus Capital Group Inc. (2015-2017); Senior Vice President, Janus Capital Management LLC (2007-2015), Janus Distributors LLC (2010-2014), and Janus Services LLC (2010-2015).	10	Director, Perkins Investment Management LLC (since 2014).

*	In addition to the Trust, which is comprised of seven series, each Trustee also serves as a trustee to the Clayton Street Trust, which is an affiliated registered investment company currently comprised of three portfolios.
**	Michael Drew Elder is an Interested Trustee because of his employment with Janus Henderson Investors.

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OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	Head of North America for Janus Henderson Investors and Janus Capital Management LLC (since 2017); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, President of Janus Capital Group Inc. and Janus Capital Management LLC (2013-2017); Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).
Susan K. Wold 151 Detroit Street Denver, CO 80206 DOB: 1960	Vice President, Chief Compliance Officer, and Anti- Money Laundering Officer	9/17-Present	Senior Vice President and Head of Compliance North America for Janus Henderson Investors (since September 2017); Formerly Vice President, Head of Global Corporate Compliance, and Chief Compliance Officer for Janus Capital Management LLC (May 2017-September 2017); Vice President, Compliance at Janus Capital Group and Janus Capital Management LLC (2005-2017).
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Vice President of Janus Henderson Investors.
Byron D. Hittle 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Secretary and Chief Legal Officer	7/18-Present	Vice President and Assistant General Counsel of Janus Henderson Investors (2017-present); Assistant Vice President and Senior Legal Counsel Janus Capital Management LLC (2012-2016).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

The Board’s Nominating and Governance Committee is responsible for identifying and recommending candidates for nomination or election by the Board based on a variety of diverse criteria. As part of the organizational meeting of the Board, the Board determined based on the totality of the information available regarding all of the board members, including the specific experience, qualifications, attributes or skills, as noted below, that each of the Trustees should serve as members of the Board of Trustees. In reaching these conclusions, the Board, in the exercise of its reasonable business judgment, evaluated each Trustee based on his or her specific experience, qualifications, attributes and/or skills on an individual basis and in combination with the other Trustees, none of which by itself was considered dispositive. Each member is listed below.

Michael Drew Elder:  Service as a senior executive of Janus Capital, president of Janus Distributors LLC, and experience with the financial services industry.

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Maureen T. Upton:  Service as a consultant to global mining, energy and water resource industries, founder of sustainability consultancy, director of public affairs of a NYSE-listed mining corporation, and experience with the financial services industry.

Clifford J. Weber:  Service as a senior executive of stock exchanges with responsibilities including exchange-traded fund and exchange-traded product issues, experience with the structure and operations of exchange-traded funds, experience with secondary market transactions involving exchange-traded funds, and service as a mutual fund independent director.

Jeffrey B. Weeden:  Service as a senior executive and CFO of NYSE-listed financial services companies, and as a director of a bank.

General Information Regarding the Board of Trustees and Leadership Structure

The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and the Fund on behalf of Fund shareholders. A majority of the Board is considered Independent of Janus Capital and the Distributor. The Board’s Chair is also an Independent Trustee and each Committee is comprised solely of Independent Trustees. The Board’s responsibilities include, but are not limited to, oversight of the Fund’s officers and service providers, including Janus Capital, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Fund’s service providers, including the investment management agreements with Janus Capital and distribution agreement with ALPS. The Trustees are also responsible for determining or changing the Fund’s investment objective(s), policies, and available investment techniques, as well as for overseeing the Fund’s Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee) and independent counsel, each of whom is selected by the Trustees. The Trustees also may engage specialists or consultants from time to time to assist them in fulfilling their responsibilities. The Trustees also meet regularly without representatives of Janus Capital or its affiliates present.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board will oversee the annual process by which the Board will consider for approval the renewal of the Fund’s investment advisory agreement with Janus Capital. Specific matters may be delegated to a committee, such as oversight of the Fund’s independent auditor, which has been delegated by the Board to its Audit and Pricing Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chair of the Board (“Board Chair”) is responsible for presiding at all meetings of the Board, and has other duties as may be assigned by the Trustees from time to time. The Board Chair also serves as the Board’s liaison to Janus Capital with respect to all matters related to the Fund that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) experience of the Chair with stock exchanges and exchange-traded funds; (2) the distribution model of the Fund, (3) that the Fund and Trust had not yet commenced operations as of the date of the Board’s formation, and (4) the responsibilities entrusted to Janus Capital to oversee the Trust’s day-to-day operations.

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Committees of the Board

The Board of Trustees has two standing committees that each performs specialized functions: an Audit and Pricing Committee and Nominating and Governance Committee. The table below shows the committee members. Each committee is comprised entirely of Independent Trustees. Information about each committee’s functions is provided in the following table:

	Summary of Functions	Members (Independent Trustees)	Number of Meetings held during Last Fiscal Year Ended October 31, 2018
Audit and Pricing Committee

Reviews the financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, and the audit process. The Committee’s review of the audit process includes, among other things, the appointment, compensation, and oversight of the Trust’s independent auditor and preapproval of all audit and nonaudit services.

Determines a fair value of restricted and other securities for which market quotations are not readily available or are deemed not to be reliable, pursuant to procedures adopted by the Trustees and reviews other matters related to the pricing of securities.

		Jeffrey B. Weeden (Chair) Maureen T. Upton Clifford J. Weber	5

Nominating and Governance Committee	Identifies and recommends individuals for election as Trustee, consults with Management in planning Trustee meetings, and oversees the administration of, and ensures compliance with, the Trust’s Governance Procedures and Guidelines, which includes review of proposed changes to Trustee compensation.	Maureen T. Upton (Chair) Clifford J. Weber Jeffrey B. Weeden	4

Board Oversight of Risk Management

Janus Capital, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management. The Board, as part of its overall oversight responsibilities for the Fund’s operations, oversees Janus Capital’s risk management efforts with respect to the Fund. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. Information considered by the Board is provided by Janus Capital and the Fund’s service providers, as deemed appropriate from time to time. As the Fund begins to have a performance history, the Board and its Committees will have an opportunity to analyze the risks of the Fund and request information they deem appropriate. The Audit and Pricing Committee will consider valuation risk as part of its regular oversight responsibilities as well as enterprise risk. The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Fund matters brought before the Board. The Board has appointed a Chief Compliance Officer for the Fund (“Fund CCO”) who reports directly to the Board. The Fund CCO, who also serves as Chief Compliance Officer of other Janus Henderson funds, will discuss relevant risk issues that may impact the Janus Henderson funds and/or Janus Capital’s services to the funds, and will also discuss matters related to the Fund’s compliance policies and procedures.

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Additional Information About Trustees

Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to make efforts to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent it is practicable and reasonable to do so. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals.

As of December 31, 2018, the Trustees owned securities of the Fund described in this SAI in the dollar range shown in the following table. The last column of the following table reflects each Trustee’s aggregate dollar range of securities of all funds advised by Janus Capital and overseen by the Trustees (collectively, the “Janus Henderson Funds”) as of December 31, 2018.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Henderson Funds
Independent Trustees
Clifford J. Weber	None	$10,001-$50,000
Maureen T. Upton	None	$50,001-$100,000
Jeffrey B. Weeden	None	over $100,000
Interested Trustee
Michael Drew Elder	$10,001-$50,000	over $100,000

Trustee Compensation

Each Independent Trustee receives an annual retainer plus a fee for each in-person or telephonic meeting of the Trustees attended. Given the unitary fee structure, Janus Capital pays the compensation and expenses of the Independent Trustees. Each Independent Trustee receives fees from other Janus Henderson funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an “interested” Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Fund’s Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

The following table shows the aggregate compensation paid by Janus Capital to each Independent Trustee for the fiscal year ending October 31, 2018. None of the Independent Trustees receives any pension or retirement benefits from the Fund or Janus Capital.

Name of Person, Position	Aggregate Compensation from the Trust(1)	Total Compensation from the Janus Henderson Funds Overseen by Trustees(2)
Independent Trustees
Clifford J. Weber, Chairman and Trustee	$26,563	$52,625
Maureen T. Upton, Trustee	$26,563	$52,625
Jeffrey B. Weeden, Trustee	$26,563	$52,625
Interested Trustee
Michael Drew Elder, Trustee(3)	$0	$0

(1)	There are currently 7 series of the Trust.
(2)	For each Independent Trustee, includes compensation for service on the boards of two Janus trusts comprised of 10 portfolios as of October 31, 2018.
(3)	Michael Drew Elder is an Interested Trustee by virtue of his employment with Janus Henderson Investors.

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JANUS INVESTMENT PERSONNEL

Other Accounts Managed

To the best knowledge of the Trust, the following table provides information relating to other accounts managed by the portfolio managers as of October 31, 2018. For any co-managed Fund or account, the assets reflect total Fund assets. If applicable, accounts included under Other Registered Investment Companies only include U.S. registered investment companies. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.

		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
John Kerschner	Number of Other Accounts Managed	2	None	None
	Assets in Other Accounts Managed	$576.81M	None	None
Nick Childs	Number of Other Accounts Managed	0	None	None
	Assets in Other Accounts Managed	0	None	None

Material Conflicts

As shown in the table above, the Fund’s portfolio managers may manage other accounts with investment strategies similar to the Fund. Those other accounts may include other Janus Henderson funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have materially higher fees than the Fund or may have a performance-based management fee. As such, fees earned by Janus Capital may vary among these accounts. Janus Capital or an affiliate may also provide seed capital to one or more of these accounts. In addition, the portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Under certain circumstances, a portfolio manager (or portfolio manager’s family members) may own the same securities as those held in the Fund’s portfolio. Certain portfolio managers may also have roles as research analysts for one or more Janus Henderson funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus accounts. Trade allocation and personal trading are described in further detail under “Additional Information About Janus Capital.” Furthermore, Janus Capital believes that conflicts arising from personal ownership by a portfolio manager (or portfolio manager’s family members) of the same securities held in the Fund may be mitigated by the portfolio manager’s compliance with Janus Capital’s personal trading policy within the Personal Code of Ethics.

Compensation Information

The following describes the structure and method of calculating a portfolio manager’s compensation.

The portfolio managers are compensated for managing the Fund and any other funds, portfolios, or accounts for which he has exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.

Fixed Compensation:  Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, complexity of managing portfolios, scope of responsibility (including assets under management), skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation:  Variable compensation is paid in the form of cash and deferred awards. Deferrals are typically made in Janus Henderson restricted stock, although in some cases deferrals are made in mutual funds for regulatory reasons. For some

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individuals with a significant Janus Henderson stock holding they may also elect to have some or all of their deferral delivered in mutual funds. Individuals Awards, if any, are discretionary and given based on company, department and individual performance.

A portfolio manager’s variable compensation is discretionary and is determined by Janus Capital Management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus Henderson’s pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

OWNERSHIP OF SECURITIES

As of December 31, 2018, the portfolio managers and/or investment personnel of the Fund described in this SAI beneficially owned securities of the Fund they manage in the dollar range shown in the following table.

Investment Personnel	Dollar Range of Equity Securities in the Fund Managed
John Kerschner	$100,001-$500,000
Nick Childs	$100,001-$500,000

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PRINCIPAL SHAREHOLDERS

To the best knowledge of Janus Detroit Street Trust, as of January 31, 2019, the officers and Trustees as a group owned less than 1% of the outstanding shares of the Fund. As of January 31, 2019, the percentage ownership of any person or entity owning 5% or more of the outstanding shares of the Fund is listed below. Any person or entity that beneficially owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person or entity is identified as the beneficial owner of more than 25% of the voting securities of the Fund, or is identified as the record owner of more than 25% of the Fund and has voting and/or investment powers, that person or entity may be presumed to control the Fund. A controlling shareholder’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

To the best knowledge of Janus Detroit Street Trust, as of January 31, 2019, Goldman Sachs & Co. LLC and TD Ameritrade Clearing, Inc. may be deemed to control the Fund by virtue of owning more than 25% of the outstanding shares of the Fund.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

To the best knowledge of the Trust, entities shown as owning more than 25% of the outstanding shares of the Fund are not the beneficial owners of such shares, unless otherwise indicated. The following chart lists each shareholder or group of shareholders who beneficially (or of record) owned more than 5% of the Fund as of January 31, 2019:

Fund Name	Shareholder and Address of Record	Percentage of Ownership
Janus Henderson Mortgage-Backed Securities ETF	Goldman Sachs & Co. LLC 200 West Street, New York, NY 10282	30.00%
	JP Morgan Securities LLC/JPMC 1111 Polaris Pkwy, Floor 2J Columbus, OH	7.60%
	LPL Financial Corporation 4707 Executive Dr. San Diego, CA 92121-3091	10.72%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	11.53%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	5.43%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	30.93%

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MISCELLANEOUS INFORMATION

The Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on August 6, 2015. As of the date of this SAI, the Trust offers 7 series of shares, known as “Funds.” The other series of the Trust are described in separate statements of additional information.

Fund Name
Janus Henderson Mortgage-Backed Securities ETF
Janus Henderson Small Cap Growth Alpha ETF
Janus Henderson Small/Mid Cap Growth Alpha ETF
Janus Henderson Short Duration Income ETF
The Long-Term Care ETF
The Obesity ETF
The Organics ETF

Janus Capital reserves the right to the name “Janus Henderson.” In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name “Janus Henderson” as soon as reasonably practicable.

It is important to know that, pursuant to the Trust’s Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, consolidate and/or reorganize a Fund into another fund without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office. While the Trustees have no present intention of exercising their authority to liquidate the Fund, they may do so if the Fund fails to reach or maintain viable size or for such other reasons as may be determined by the Board in its discretion.

SHARES OF THE TRUST

The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of the Fund participate equally in dividends and other distributions by the shares of the Fund, and in residual assets of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion, or subscription rights. Shares of the Fund may be transferred by endorsement or stock power as is customary, but the Fund is not bound to recognize any transfer until it is recorded on its books.

SHAREHOLDER MEETINGS

The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Agreement and Declaration of Trust that would affect shareholders’ voting rights (as specified in the Agreement and Declaration of Trust), determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust’s governing documents, or as the Trustees consider necessary or desirable.

Under the Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of the Fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least 25% (or 10% to the extent required by the 1940 Act) of the shares then outstanding. The Fund will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

Under the Agreement and Declaration of Trust, each Trustee of the Trust will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.

Pursuant to the terms of the Participant Agreement, an Authorized Participant, to the extent that it is a beneficial owner of Fund shares, will irrevocably appoint the Distributor as its attorney and proxy with full authorization and power to vote (or abstain from voting) its beneficially owned Fund shares. The Distributor intends to vote (or abstain from voting) the Authorized Participant’s beneficially owned Fund shares in the same proportion as the votes (or abstentions) of all other shareholders of such Fund on any matter submitted to the vote of shareholders of such Fund.

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As a shareholder, you are entitled to one vote per share (with proportionate voting for fractional shares). Generally, each fund votes together as a single group, except where a separate vote of one or more funds is required by law or where the interests of one or more funds are affected differently from other funds. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION

The Trust may in the future seek to achieve a fund’s objective by investing all of that fund’s assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1900 16th Street, Suite 1600, Denver, Co 80202 the Independent Registered Public Accounting Firm for the Fund, audits the Fund’s annual financial statements and compiles their tax returns.

REGISTRATION STATEMENT

The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

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FINANCIAL STATEMENTS

The following audited financial statements for the fiscal period ended October 31, 2018 are hereby incorporated into this SAI by reference to the Annual Report dated October 31, 2018, as applicable.

•	Schedules of Investments as of October 31, 2018

•	Statements of Assets and Liabilities as of October 31, 2018

•	Statements of Operations for the period ended October 31, 2018

•	Statements of Changes in Net Assets for each of the periods indicated

•	Financial Highlights for each of the periods indicated

•	Notes to Schedules of Investments

•	Notes to Financial Statements

•	Report of Independent Registered Public Accounting Firm

The portions of an Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

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APPENDIX A

EXPLANATION OF RATING CATEGORIES

The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR’S RATINGS SERVICES

Bond Rating	Explanation
Investment Grade

AAA	Highest rating; extremely strong capacity to pay principal and interest.

AA	High quality; very strong capacity to pay principal and interest.

A	Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

BBB	Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
Non-Investment Grade

BB	Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	More vulnerable to nonpayment than obligations rated “BB,” but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

CC	Currently highly vulnerable to nonpayment.

C	Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.

D	In default.

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FITCH, INC.

Long-Term Bond Rating	Explanation
Investment Grade

AAA	Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.

AA	Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

A	High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.

Non-Investment Grade

BB	Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC	May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

CC	May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.

C	May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

D	In default.

Short-Term Bond Rating	Explanation

F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.

F-2	Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

MOODY’S INVESTORS SERVICE, INC.

Bond Rating	Explanation
Investment Grade

Aaa	Highest quality, smallest degree of investment risk.

Aa	High quality; together with Aaa bonds, they compose the high-grade bond group.

A	Upper to medium-grade obligations; many favorable investment attributes.

Baa	Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
Non-Investment Grade

Ba	More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

Caa	Poor standing, may be in default; elements of danger with respect to principal or interest payments.

Ca	Speculative in a high degree; could be in default or have other marked shortcomings.

C	Lowest rated; extremely poor prospects of ever attaining investment standing.

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Unrated securities will be treated as non-investment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies (“split-rated securities”), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.

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janushenderson.com/info

151 Detroit Street

Denver, Colorado 80206-4805

1-800-668-0434

JANUS DETROIT STREET TRUST

(the “Trust”)

PART C – Other Information

ITEM 28.   Exhibits

Exhibit (a) – Articles of Incorporation

(a)(1)	Certificate of Trust, dated August 6, 2015, is incorporated herein by reference as Exhibit (a)(1) to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed on Form N-1A with the Securities and Exchange Commission (the “SEC”) on February 18, 2016.

(a)(2)	Certificate of Amendment to the Certificate of Trust, dated August 6, 2015, is incorporated herein by reference as Exhibit (a)(2) to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 18, 2016.

(a)(3)	Amended and Restated Trust Instrument, dated August 6, 2015, is incorporated herein by reference as Exhibit (a)(3) to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 18, 2016.

(a)(3)(a)	Amended Schedule A, dated April 18, 2016, to Amended and Restated Trust Instrument dated August 6, 2015, is incorporated herein by reference as Exhibit (a)(3)(a) to Post-Effective Amendment No. 4 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on June 7, 2016.

(a)(3)(b)	Amended Schedule A, dated August 29, 2016, to Amended and Restated Trust Instrument dated August 6, 2015, is incorporated herein by reference as Exhibit (a)(3)(b) to Post-Effective Amendment No. 9 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on August 31, 2016.

(a)(3)(c)	Amended Schedule A, dated June 5, 2017, to Amended and Restated Trust Instrument dated August 6, 2015, is incorporated herein by reference as Exhibit (a)(3)(c) to Post-Effective Amendment No. 22 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on December 29, 2017.

(a)(3)(d)	Amended Schedule A, dated June 7, 2018, to Amended and Restated Trust Instrument dated August 6, 2015, is incorporated herein by reference as Exhibit (a)(3)(d) to Post-Effective Amendment No. 28 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on September 12, 2018.

Exhibit (b) – By-laws

(b)(1)	Amended and Restated Bylaws, dated February 3, 2016, are incorporated herein by reference as Exhibit (b)(2) to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 18, 2016.

Exhibit (c) – Instruments Defining Rights of Security Holders

1

(c)(1)	Amended and Restated Trust Instrument, dated August 6, 2015, is incorporated herein by reference as Exhibit (a)(3) to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 18, 2016.

(c)(2)	Amended and Restated Bylaws, dated February 3, 2016, are incorporated herein by reference as Exhibit (b)(2) to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 18, 2016.

Exhibit (d) – Investment Advisory Contracts

(d)(1)	Investment Advisory and Management Agreement by and between Janus Detroit Street Trust and Janus Capital Management LLC, dated May 30, 2017, is incorporated herein by reference as Exhibit (d)(1) to Post-Effective Amendment No. 22 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on December 29, 2017.

(d)(2)	Amendment to Investment Advisory and Management Agreement by and between Janus Detroit Street Trust and Janus Capital Management LLC, dated October 2, 2017, is incorporated herein by reference as Exhibit (d)(2) to Post-Effective Amendment No. 22 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on December 29, 2017.

(d)(3)	Amendment to Investment Advisory and Management Agreement by and between Janus Detroit Street Trust and Janus Capital Management LLC, dated September 12, 2018, is incorporated herein by reference as Exhibit (d)(3) to Post-Effective Amendment No. 28 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on September 12, 2018.

(d)(4)	Amendment to Investment Advisory and Management Agreement by and between Janus Detroit Street Trust and Janus Capital Management LLC, dated October 10, 2018, is incorporated herein by reference as Exhibit (d)(4) to Post-Effective Amendment No. 30 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on December 28, 2018.

Exhibit (e) – Underwriting Contracts

(e)(1)	Distribution Agreement by and between Janus Detroit Street Trust and ALPS Distributors, Inc., dated April 16, 2018, is incorporated herein by reference as Exhibit (e)(1) to Post-Effective Amendment No. 28 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on September 12, 2018.

(e)(2)	Amendment to Distribution Agreement by and between Janus Detroit Street Trust and ALPS Distributors Inc., dated May 25, 2018, is incorporated herein by reference as Exhibit (e)(2) to Post-Effective Amendment No. 28 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on September 12, 2018.

(e)(3)	Amendment to Distribution Agreement by and between Janus Detroit Street Trust and ALPS Distributors, Inc., dated July 18, 2018, is incorporated herein by reference as Exhibit (e)(3) to Post-Effective Amendment No. 28 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on September 12, 2018.

Exhibit (f) – Bonus or Profit Sharing Contracts (Not Applicable)

Exhibit (g) – Custodian Agreements

(g)(1)	Custodian Contract between Janus Detroit Street Trust and State Street Bank and Trust Company, dated February 4, 2016, is incorporated herein by reference as Exhibit (g)(1) to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 18, 2016.

Exhibit (h) – Other Material Contracts

(h)(1)	Administration Agreement between Janus Detroit Street Trust and Janus Capital Management LLC, dated February 22, 2016, is incorporated herein by reference as Exhibit (h)(1) to Post-Effective Amendment No. 23 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 28, 2018.

(h)(2)	Sub-Administration Agreement between State Street Bank and Trust Company and Janus Capital Management LLC, dated February 4, 2016, is incorporated herein by reference as Exhibit (h)(2) to Post-Effective Amendment No. 23 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 28, 2018.

(h)(2)(a)	Amendment Number Two to Sub-Administration Agreement between State Street Bank and Trust Company and Janus Capital Management LLC, dated June 22, 2018, is incorporated herein by reference as Exhibit (h)(2)(a) to Post-Effective Amendment No. 28 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on September 12, 2018.

(h)(3)	Transfer Agency and Service Agreement between State Street Bank and Trust Company and Janus Detroit Street Trust, dated February 4, 2016, is incorporated herein by reference as Exhibit (h)(3) to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 18, 2016.

Exhibit (i) – Legal Opinion

(i)(1)	Opinion and Consent of Fund Counsel is incorporated herein by reference as Exhibit (i)(1) to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on February 18, 2016.

(i)(2)	Opinion and Consent of Fund Counsel is incorporated herein by reference as Exhibit (i)(2) to Post-Effective Amendment No. 4 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on June 7, 2016.

(i)(3)	Opinion and Consent of Fund Counsel is incorporated herein by reference as Exhibit (i)(3) to Post-Effective Amendment No. 14 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on November 16, 2016.

(i)(4)	Opinion and Consent of Fund Counsel is incorporated herein by reference as Exhibit (i)(4) to Post-Effective Amendment No. 16 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on December 5, 2016.

(i)(5)	Opinion and Consent of Fund Counsel is incorporated herein by reference as Exhibit (i)(5) to Post-Effective Amendment No. 28 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on September 12, 2018.

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Exhibit (j) – Other Opinions

(j)(1)	Consent of Independent Registered Public Accounting Firm is filed herewith.

Exhibit (k) – Omitted Financial Statements (Not Applicable)

Exhibit (l) – Initial Capital Agreements (Not Applicable)

Exhibit (m) – Rule 12b-1 Plan

(m)(1)	Distribution and Shareholder Servicing Plan, dated September 12, 2018, is incorporated herein by reference as Exhibit (m)(1)(a) to Post-Effective Amendment No. 28 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on September 12, 2018.

Exhibit (n) – Rule 18f-3 Plan (Not Applicable)

Exhibit (o) – Reserved

Exhibit (p) – Codes of Ethics

(p)(1)	ALPS Distributors, Inc. Code of Ethics, dated December 1, 2018, is incorporated herein by reference as Exhibit (p)(1) to Post-Effective Amendment No. 30 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on December 28, 2018.

(p)(2)	Janus Henderson Code of Ethics, dated January 1, 2019, is filed herewith.

Exhibit (q) – Power of Attorney

(q)(1)	Powers of Attorney, dated December 28, 2018, are incorporated herein by reference Exhibit (q)(1) to Post-Effective Amendment No. 30 to the Trust’s Registration Statement, filed on Form N-1A with the SEC on December 28, 2018.

ITEM 29.	Persons Controlled by or Under Common Control with Registrant

In addition to serving as the investment adviser of Janus Detroit Street Trust, Janus Capital Management LLC serves as the investment adviser of Clayton Street Trust, Janus Aspen Series, and Janus Investment Fund, three registered open-end investment management companies. Additionally, certain officers of Clayton Street Trust and Janus Detroit Street Trust also serve as officers of Janus Aspen Series and Janus Investment Fund. Nonetheless, Janus Detroit Street Trust takes the position that it is not under common control with such other Trusts because the power residing in the respective officers arises as a result of an official position with each respective Trust.

ITEM 30.	Indemnification

A Delaware business trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article IX, Section 2 of the Trust Instrument provides that the Registrant shall indemnify any present or former trustee, member of the Trust’s advisory board, officer or employee of the Registrant (“Covered Person”) to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding (“Action”) in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof, whether or not he is a Covered Person at the time such expenses are incurred. Indemnification will not be provided to a Covered Person adjudged by a court or other body to be liable to the Registrant or its shareholders by reason of “willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office” (“Disabling Conduct”), or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination that such Covered Person did not engage in Disabling Conduct (i) by the court or other body approving the settlement; (ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940 (“1940 Act”), of the Registrant (“Independent Trustees”), nor parties to the matter based upon a review of readily available facts (as opposed to a full trial type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial type inquiry).

Pursuant to Article IX, Section 3 of the Trust Instrument, if any present or former shareholder of any series (“Series”) of the Registrant shall be held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the present or former shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) may be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of the affected Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31.	Business and Other Connections of Investment Adviser

The only business of Janus Capital Management LLC is to serve as the investment adviser and administrator of the Registrant and as investment adviser or subadviser to several other mutual funds, unregistered investment companies, and for individual, charitable, corporate, private, and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under “Trustees and Officers” in the Statement(s) of Additional Information included in this Registration Statement. Business backgrounds of the principal executive officers of the investment adviser and their position(s) with the adviser and affiliated entities (in the last two years) are listed in Schedule A of the adviser’s Form ADV as filed with the Securities and Exchange Commission (File No. 801-13991), dated March 29, 2018, which information from such schedule is incorporated herein by reference.

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ITEM 32.	Principal Underwriters

(a)      ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1290 Funds, Aberdeen Standard Investments ETFs, ALPS Series Trust, The Arbitrage Funds, AQR Funds, Axonic Alternative Income Fund, Barings Funds Trust, BBH Trust, Brandes Investment Trust, Bridge Builder Trust, Broadstone Real Estate Access Fund, Broadview Funds Trust, Brown Advisory Funds, Brown Capital Management Mutual Funds, Centre Funds, CION Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, Cortina Funds, Inc., CRM Mutual Fund Trust, CSOP ETF Trust, Cullen Funds Trust, DBX ETF Trust, Flat Rock Opportunity Fund, Financial Investors Trust, Firsthand Funds, FS Credit Income Fund, FS Energy Total Return Fund, FS Series Trust, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Credit Fund, Griffin Institutional Access Real Estate Fund, Hartford Funds Exchange-Traded Trust, Hartford Funds NextShares Trust, Harvest Volatility Edge Trust, Heartland Group, Inc., Henssler Funds, Inc., Holland Series Fund, Inc., Index Funds, IndexIQ Active ETF Trust, Index IQ ETF Trust, Infusive US Trust, Ivy NextShares Trust, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, M3Sixty Funds Trust, Mairs & Power Funds Trust, Meridian Fund, Inc., Natixis ETF Trust, NorthStar Real Estate Capital Income Fund, NorthStar Real Estate Capital Income Fund-ADV, NorthStar Real Estate Capital Income Fund-C, NorthStar Real Estate Capital Income Fund-T, NorthStar/Townsend Institutional Real Estate Fund, Pax World Funds Series Trust I, Pax World Funds Series Trust III, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund, Resource Real Estate Diversified Income Fund, RiverNorth Funds, Segall Bryant & Hamill Trust, Sierra Total Return Fund, Smead Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MIDCAP 400 ETF Trust, Sprott ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV, Stone Ridge Trust V, Total Income + Real Estate Fund, USCF ETF Trust, USCF Mutual Funds Trust, Wasatch Funds, WesMark Funds, and Wilmington Funds.

(b)      To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with ALPS Distributors, Inc.
Edmund J. Burke	Director
Jeremy O. May	President, Director
Bradley J. Swenson	Senior Vice President, Chief Operating Officer
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer
Eric T. Parsons	Vice President, Controller and Assistant Treasurer
Joseph J. Frank**	Secretary
Patrick J. Pedonti **	Vice President, Treasurer and Assistant Secretary
Douglas W. Fleming**	Assistant Treasurer
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary
Steven Price	Senior Vice President, Chief Compliance Officer
Liza Orr	Vice President, Senior Counsel
Jed Stahl	Vice President, Senior Counsel
Josh Eihausen	Vice President, Associate Senior Counsel
James Stegall	Vice President
Gary Ross	Senior Vice President
Kevin Ireland	Senior Vice President
Mark Kiniry	Senior Vice President
Tison Cory	Vice President, Intermediary Operations

Name*	Position with ALPS Distributors, Inc.
Stephen J. Kyllo	Vice President, Deputy Chief Compliance Officer
Hilary Quinn	Vice President
Jennifer Craig	Assistant Vice President

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

** The principal business address for Messrs. Pedonti, Frank and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c)	Not Applicable.
ITEM 33.	Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained by Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, 720 South Colorado Blvd., Denver, Colorado 80206-1929, and 520 Newport Center Drive, Suite 1420, Newport Beach, CA 92660; Janus Henderson Investors, 17 Old Kings Hwy S, Suite 100, Darien, CT 06820; Iron Mountain, 5151 E. 46th Avenue, Denver, Colorado 80216, 11333 E. 53rd Avenue, Denver, Colorado 80239, and 3576 Moline Street, Aurora, Colorado 80010; State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351, John Adams Building, 1776 Heritage Drive, North Quincy, Massachusetts 02171, and Josiah Quincy Building, 200 Newport Avenue, North Quincy, Massachusetts 02171; State Street Corporation, State Street Global Advisors, Inc., State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111; State Street Bank and Trust Company (Kansas City), 801 Pennsylvania Avenue, Tower 1, Kansas City, Missouri 64105; and ALPS Distributors Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203; BNP Paribas Financial Services, 720 S. Colorado Boulevard, Suite 8005, Denver, CO 80246.

ITEM 34.   Management Services

The Registrant has no management-related service contracts that are not discussed in Part A or Part B of this form.

ITEM 35.   Undertakings

Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment to the Registration Statement meets all the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, and State of Colorado, on the 28th day of February, 2019.

JANUS DETROIT STREET TRUST

By:	/s/ Bruce L. Koepfgen
Bruce L. Koepfgen, President and
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following person(s) in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Bruce L. Koepfgen Bruce L. Koepfgen	President and Chief Executive Officer (Principal Executive Officer)	February 28, 2019

/s/ Jesper Nergaard Jesper Nergaard	Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer (Principal Financial Officer and Principal Accounting Officer)	February 28, 2019

Clifford J. Weber* Clifford J. Weber	Chairman and Trustee	February 28, 2019

Maureen T. Upton* Maureen T. Upton	Trustee	February 28, 2019

Jeffrey B. Weeden* Jeffrey B. Weeden	Trustee	February 28, 2019

Michael Drew Elder* Michael Drew Elder	Trustee	February 28, 2019

/s/ Jesper Nergaard

*By: Jesper Nergaard

Attorney-in-Fact

Powers of Attorney, dated December 28, 2018, are incorporated herein by reference Exhibit (q)(1) to Post-Effective Amendment No. 30 to the Trust’s Registration Statement filed on Form N-1A with the SEC on December 28, 2018.

EXHIBIT INDEX

Exhibit No.	Exhibit

(j)(1)	Consent of Independent Registered Public Accounting Firm

(p)(2)	Janus Henderson Code of Ethics, dated January 1, 2019